                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-12

                         Ardent Acquisition Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_| No fee required.
|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
        Common Stock, par value $0.0001 per share
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(2) Aggregate number of securities to which transaction applies:
        18,000,000
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        Calculated based on the purchase price of $
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(4) Proposed maximum aggregate value of transaction:
        $98,640,000
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(5) Total fee paid:
        $10,554.48
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|_| Fee paid previously with preliminary materials:

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                         ARDENT ACQUISITION CORPORATION

                                1415 KELLUM PLACE
                                    SUITE 205

                              GARDEN CITY, NY 11530

To the Stockholders of Ardent Acquisition Corporation:

        You are cordially invited to attend a special meeting of the stockholders of Ardent Acquisition Corporation, or Ardent, relating to the proposed acquisition of Avantair, Inc., or Avantair, which will be held at 10:00
a.m., eastern time, on           , 200_, at the offices of Katten Muchin
Rosenman LLP, 575 Madison Avenue, New York, New York 10022.

        At this important meeting, you will be asked to consider and vote upon the following proposals:

              o    to adopt, and approve the transactions contemplated by, the
                   Stock Purchase Agreement, dated as of October 2, 2006, among
                   Ardent and certain stockholders of Avantair, and the Letter
                   Agreements, dated as of October 2, 2006, among Ardent,
                   Avantair and certain stockholders of Avantair, and to adopt amendments to the certificate of incorporation of Ardent
                   designed to ensure Ardent's compliance with the citizenship requirements of U.S. aviation laws after completion of the acquisition and to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000
                   shares to 75,000,000 shares - we call this proposal the
                   acquisition proposal;

              o    to adopt amendments to the certificate of incorporation of
                   Ardent to change the name of Ardent to Avantair, Inc. - we call this proposal the name change proposal;

              o    to adopt Ardent's 2006 Long-Term Incentive Plan (an
                   equity-based incentive compensation plan) - we call this
                   proposal the plan proposal; and

              o    to adopt a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient
                   votes at the time of the special meeting to adopt the
                   acquisition proposal, the name change proposal or the plan proposal - we call this proposal the adjournment proposal.

        The affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock is required to adopt each of the acquisition proposal and the name change proposal. The affirmative vote of a majority of the shares of Ardent Common Stock represented in person or by proxy at the meeting is required to adopt the plan proposal and the adjournment proposal. Adoption of the acquisition proposal also requires the affirmative vote of a majority of the shares of Ardent's common stock issued in its initial public offering.

        Adoption by Ardent stockholders of the acquisition proposal is not conditioned on the adoption of the name change proposal, the plan proposal or the adjournment proposal. However, the adoption of the name change proposal and the plan proposal is conditioned upon the adoption of the acquisition proposal.

        As provided in Ardent's certificate of incorporation, each Ardent stockholder which holds shares of common stock issued in Ardent's initial public offering, which we sometimes call IPO shares, has the right to vote against the acquisition proposal and at the same time demand that Ardent convert such stockholder's shares into cash equal to such stockholder's pro rata portion of the trust account which contains a substantial portion of the net proceeds of
Ardent's initial public offering. These IPO shares will be converted into cash only if the acquisition is completed. If the holders of at least 1,380,000 IPO shares, or at least 20% of the total number of IPO shares, demand conversion of their shares into their pro rata portion of the trust account, then Ardent will not consummate the acquisition under the terms of Ardent's certificate of incorporation. Ardent's shares of common stock are listed on the
Over-the-Counter Bulletin Board under the symbol AACQ.

        Ardent's initial stockholders have agreed, with respect to the acquisition proposal, to vote their 1,500,000 shares of Ardent common stock acquired prior to Ardent's initial public offering, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, in accordance with the vote of the majority of the IPO shares. The initial stockholders intend to vote all of their shares of Ardent common stock "FOR" the name change proposal, the plan proposal and the adjournment proposal.

        After careful consideration, Ardent's Board of Directors has determined that the acquisition proposal is fair to and in the best interests of Ardent and its stockholders. Ardent's Board of Directors has also determined that the name change proposal, the plan proposal and adjournment proposal are in the best interests of Ardent's stockholders. Ardent's Board of Directors unanimously recommends that you vote or give instruction to vote "FOR" the adoption of the acquisition proposal, the name change proposal, the plan proposal and the adjournment proposal.

        Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition proposal and the transactions contemplated thereby as well as detailed information concerning the name change proposal, the plan proposal and the adjournment proposal. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

        I look forward to seeing you at the meeting.

                                                   Sincerely,

                                                   Barry J. Gordon

                                                   CHAIRMAN OF THE BOARD AND
                                                   CHIEF EXECUTIVE OFFICER

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL
MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS
POSSIBLE IN THE ENVELOPE PROVIDED.

        Neither the Securities and Exchange Commission nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

        SEE "RISK FACTORS" BEGINNING ON PAGE 25 FOR A DISCUSSION OF VARIOUS
FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE ACQUISITION.

        This proxy statement is dated                    , 200_  and is first
being mailed to Ardent stockholders on or about _____________, 200_.

                         ARDENT ACQUISITION CORPORATION
                                1415 KELLUM PLACE
                                    SUITE 205
                              GARDEN CITY, NY 11530

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ______________, 200_

TO THE STOCKHOLDERS OF ARDENT ACQUISITION CORPORATION:

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Ardent Acquisition Corporation, or
Ardent, a Delaware corporation, will be held at 10:00 a.m., eastern time, on
____________, 200_, at the offices of Katten Muchin Rosenman LLP, 575 Madison
Avenue, New York, New York 10022:

              o    to consider and vote upon a proposal to adopt, and approve the transactions contemplated by, the Stock Purchase
                   Agreement, dated as of October 2, 2006, among Ardent and
                   certain stockholders of Avantair, and the Letter Agreements, dated as of October 2, 2006, among Ardent, Avantair and
                   certain stockholders of Avantair, and to adopt amendments to the certificate of incorporation of Ardent designed to ensure
                   Ardent's compliance with the citizenship requirements of U.S.
                   aviation laws after completion of the acquisition and to
                   increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to 75,000,000
                   shares;

              o    to consider and vote upon a proposal to adopt amendments to the certificate of incorporation of Ardent to change the name of Ardent to Avantair, Inc.;

              o    to consider and vote upon a proposal to adopt Ardent's 2006
                   Long-Term Incentive Plan (an equity-based incentive
                   compensation plan); and

              o    to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit
                   further solicitation and vote of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the acquisition proposal, the name change proposal or the plan proposal.

        Adoption by Ardent stockholders of the first proposal listed above, the acquisition proposal, is not conditioned on the adoption of the second, third and fourth proposals listed above. However, adoption of the second proposal listed above, the name change proposal, and the third proposal listed above, the plan proposal, is conditioned upon the adoption of the acquisition proposal. If the holders of at least 1,380,000 shares of common stock issued in Ardent's initial public offering (which we sometimes call IPO shares), or at least 20% of the total number of IPO shares, demand conversion of their shares into their pro rata portion of the trust account, then Ardent will not consummate the acquisition under the terms of Ardent's certificate of incorporation.

        Ardent stockholders of record at the close of business on ___________,
200_ will be entitled to receive notice of, and to vote at, the Ardent special meeting and any and all adjournments thereof.

        YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of Ardent common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. IF YOU DO NOT VOTE OR DO NOT INSTRUCT YOUR BROKER OR
BANK HOW TO VOTE, IT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE ACQUISITION
PROPOSAL, THE NAME CHANGE PROPOSAL, THE PLAN PROPOSAL AND THE ADJOURNMENT
PROPOSAL.

        ARDENT'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE ADOPTION OF EACH PROPOSAL LISTED ABOVE.

                                      By Order of the Board of Directors,

                                      Barry J. Gordon
                                      Chairman of the Board and
                                      Chief Executive Officer

______________, 200_

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

                                       i

   Directors and Executive Officers Following Completion of

   Ardent's Reasons for the Amendment and Recommendation of

                                       ii

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

                                      iii

ANNEXES

A--Stock Purchase Agreement

B--Letter Agreement

C--Form of Amended and Restated Certificate of Incorporation

D--Escrow Agreement

E--Employment Agreements

F--Stockholders Agreement

G--Investors Rights Agreement

H--Fairness Opinion

I--2006 Long Term Incentive Plan

                                       iv

                   QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

Q.  WHAT IS BEING VOTED ON?       A.   There are four proposals that you are
                                       being asked to vote on. The first
                                       proposal is to adopt, and approve the
                                       transactions contemplated by, the Stock
                                       Purchase Agreement and the Letter
                                       Agreements (which we refer to
                                       collectively as the Stock Purchase
                                       Agreement) providing for the acquisition
                                       of Avantair, Inc., which we refer to as
                                       Avantair, and to adopt the amendments to
                                       Ardent's certificate of incorporation
                                       designed to ensure Ardent's compliance
                                       with the citizenship requirements of U.S.
                                       aviation laws after completion of the
                                       acquisition and to increase the number of
                                       shares of common stock which Ardent is
                                       authorized to issue from 30,000,000
                                       shares to 75,000,000 shares. Without
                                       adoption of these amendments, Ardent will
                                       not be able to acquire Avantair. We refer
                                       to this first proposal as the acquisition
                                       proposal. See page 40.

                                       The second proposal is to adopt
                                       amendments to Ardent's certificate of
                                       incorporation to change the name of
                                       Ardent to Avantair, Inc. We refer to this
                                       second proposal as the name change
                                       proposal. See page 58.

                                       The third proposal is to adopt Ardent's
                                       2006 Long Term Incentive Plan, which is
                                       an equity-based compensation plan. We
                                       refer to this third proposal as the plan
                                       proposal. See page 59.

                                       The fourth proposal allows the
                                       adjournment of the special meeting to a
                                       later date if necessary to permit further
                                       solicitation of proxies in the event that
                                       there are not sufficient votes at the
                                       time of the special meeting to approve
                                       the acquisition proposal, the name change
                                       proposal and the plan proposal. We refer
                                       to this fourth proposal as the
                                       adjournment proposal. See page 68.

Q.  WHY IS ARDENT PROPOSING       A.   Ardent was organized to effect a business
    THE ACQUISITION PROPOSAL?          combination with an operating business.
                                       Under the terms of its certificate of
                                       incorporation, prior to completing a
                                       business combination, Ardent must submit
                                       the transaction to its stockholders for
                                       approval. Having negotiated the terms of
                                       a business combination with Avantair,
                                       Ardent is now submitting the transaction
                                       to its stockholders for their approval.

                                       Upon completion of the acquisition of
                                       Avantair, Ardent would become subject to
                                       certain United States aviation laws. In
                                       an effort to ensure Ardent's continuing
                                       compliance with U.S. aviation laws, as
                                       part of the acquisition proposal Ardent
                                       is proposing that its certificate of
                                       incorporation be amended to adopt certain
                                       limitations on the ownership and voting
                                       of Ardent's common stock and other
                                       securities by persons who are not
                                       citizens of the United States. Ardent
                                       cannot complete the Avantair acquisition
                                       without adoption of these share ownership
                                       limitations.

                                       Under the Stock Purchase Agreement,
                                       Ardent will issue 7,000,000 shares of
                                       Ardent's common stock to Avantair's
                                       stockholders at the closing of the
                                       acquisition. Avantair's stockholders have
                                       the opportunity to receive up to an
                                       additional 11,000,000 shares of Ardent's
                                       common stock based on Ardent's future
                                       financial performance and the future
                                       trading price of its common stock. At
                                       present, Ardent does not have enough
                                       shares of its common stock (after taking
                                       into account shares reserved for issuance
                                       upon the exercise of its outstanding
                                       warrants and unit purchase options)
                                       available for issuance in order to
                                       satisfy Ardent's obligations under the
                                       Stock Purchase Agreement. Ardent cannot
                                       complete the Avantair acquisition without
                                       an increase in the number of authorized
                                       shares of its common stock. In addition,
                                       Ardent believes it is prudent to have a
                                       greater number of shares of its common
                                       stock available for a variety of
                                       corporate purposes, including financing
                                       potential acquisitions and compensating
                                       its officers, directors and employees
                                       (under the proposed 2006 Long Term
                                       Incentive Plan or otherwise).

Q.  WHY IS ARDENT PROPOSING       A.   Ardent believes that the name Avantair,
    THE NAME CHANGE PROPOSAL?          Inc. more accurately reflects the
                                       business it will conduct after the
                                       acquisition, and will enable industry and
                                       financial market participants to more
                                       closely associate Ardent with its
                                       operating business. See page 58.

Q.  WHY IS ARDENT PROPOSING       A.   Ardent believes that the awards available
    THE PLAN PROPOSAL?                 under the 2006 Long Term Incentive Plan
                                       will assist Ardent in attracting,
                                       retaining and motivating employees and
                                       officers or those who will become
                                       employees or officers of Ardent and/or
                                       its subsidiaries (including Avantair),
                                       and to align the interests of those
                                       individuals and Ardent's shareholders.

Q.  WHAT VOTE IS REQUIRED         A.   Adoption of the acquisition proposal
    IN ORDER TO ADOPT THE              requires the affirmative vote of a
    ACQUISITION PROPOSAL?              majority of the issued and outstanding
                                       shares of Ardent's common stock. Adoption
                                       of the acquisition proposal also requires
                                       the affirmative vote of a majority of the
                                       shares of Ardent's common stock issued in
                                       its initial public offering. If the
                                       holders of at least 1,380,000 shares of
                                       common stock issued in Ardent's initial
                                       public offering (which we sometimes call
                                       IPO shares), or at least 20% of the total
                                       number of IPO shares, demand conversion
                                       of their shares into their pro rata
                                       portion of the trust account, then Ardent
                                       will not consummate the acquisition under
                                       the terms of Ardent's certificate of
                                       incorporation. See page 37. No vote of
                                       the warrant holders is necessary to adopt
                                       the acquisition proposal, and Ardent is
                                       not asking the warrant holders to vote on
                                       the acquisition proposal. Adoption of the
                                       acquisition proposal is not conditioned
                                       upon the adoption of the name change
                                       proposal, the plan proposal or the
                                       adjournment proposal. See page 55.

                                       2

Q.  DO I HAVE THE RIGHT           A.   If you hold IPO shares, then you have the
    TO CONVERT MY SHARES               right to vote against the acquisition
    INTO CASH?                         proposal and demand that Ardent convert
                                       your shares into your pro rata portion of
                                       the trust account in which a substantial
                                       portion of the net proceeds of Ardent's
                                       initial public offering are held if the
                                       acquisition is consummated. If the
                                       holders of at least 1,380,000 IPO shares,
                                       or at least 20% of the total number of
                                       IPO shares, demand conversion of their
                                       shares into their pro rata portion of the
                                       trust account, then Ardent will not
                                       consummate the acquisition under the
                                       terms of Ardent's certificate of
                                       incorporation. We sometimes refer to the
                                       right to vote against the acquisition and
                                       demand conversion of your shares into
                                       your pro rata portion of the trust
                                       account as conversion rights. See page
                                       104.

Q.  IF I HAVE CONVERSION          A.   If you wish to exercise your conversion
    RIGHTS, HOW DO I                   rights, you must vote against the
    EXERCISE THEM?                     acquisition and at the same time demand
                                       that Ardent convert your shares into
                                       cash. If, notwithstanding your vote, the
                                       acquisition is completed, then you will
                                       be entitled to receive your pro rata
                                       share of the trust account in which a
                                       substantial portion of the net proceeds
                                       of Ardent's initial public offering are
                                       held, including your pro rata share of
                                       any interest earned thereon through the
                                       date of the special meeting. Based on the
                                       amount of cash held in the trust account
                                       at June 30, 2006, you will be entitled to
                                       convert each share that you hold into
                                       approximately $5.50. If you exercise your
                                       conversion rights, then you will be
                                       exchanging your shares for cash and will
                                       no longer own these shares. You will only
                                       be entitled to receive cash for these
                                       shares if you continue to hold these
                                       shares through the closing date of the
                                       acquisition and then tender your stock
                                       certificate to Ardent. If the acquisition
                                       is not completed, then your shares will
                                       not be converted to cash at this time.
                                       See page 104.

                                       PRIOR TO EXERCISING CONVERSION RIGHTS,
                                       ARDENT STOCKHOLDERS SHOULD VERIFY THE
                                       MARKET PRICE OF ARDENT'S COMMON STOCK AS
                                       THEY MAY RECEIVE HIGHER PROCEEDS FROM THE
                                       SALE OF THEIR COMMON STOCK IN THE PUBLIC
                                       MARKET THAN FROM EXERCISING THEIR
                                       CONVERSION RIGHTS. Ardent's shares of
                                       common stock are listed on the
                                       Over-the-Counter Bulletin Board under the
                                       symbol AACQ.

Q.  WHAT VOTE IS REQUIRED         A.   Adoption of the name change proposal
    TO ADOPT THE NAME                  requires the affirmative vote of a
    CHANGE PROPOSAL?                   majority of the issued and outstanding
                                       shares of Ardent's common stock. No vote
                                       of the warrant holders is necessary to
                                       adopt the name change proposal, and
                                       Ardent is not asking the warrant holders
                                       to vote on the name change proposal.
                                       Adoption of the name change proposal is
                                       conditioned upon the adoption of the
                                       acquisition proposal, but is not
                                       conditioned on adoption of the plan
                                       proposal or the adjournment proposal. See
                                       page 58.

                                       3

Q.  WHAT VOTE IS REQUIRED         A.   Adoption of the plan proposal requires
    TO ADOPT THE PLAN                  the affirmative vote of a majority of the
    PROPOSAL?                          shares of Ardent common stock represented
                                       in person or by proxy at the meeting. No
                                       vote of the warrant holders is necessary
                                       to adopt the plan proposal, and Ardent is
                                       not asking the warrant holders to vote on
                                       the plan proposal. Adoption of the plan
                                       proposal is conditioned upon the adoption
                                       of the acquisition proposal, but is not
                                       conditioned on adoption of the name
                                       change proposal or the adjournment
                                       proposal. See page 38.

Q.  WHAT VOTE IS REQUIRED         A.   Adoption of the adjournment proposal
    TO ADOPT THE ADJOURNMENT           requires the affirmative vote of a
    PROPOSAL?                          majority of the shares of Ardent Common
                                       Stock represented in person or by proxy
                                       at the meeting. No vote of the warrant
                                       holders is necessary to adopt the
                                       adjournment proposal, and Ardent is not
                                       asking the warrant holders to vote on the
                                       adjournment proposal. Adoption of the
                                       adjournment proposal is not conditioned
                                       upon the adoption of the acquisition
                                       proposal or the name change proposal. See
                                       page 68.

Q.  WHAT IS ARDENT ACQUIRING      A.   Ardent will acquire all of the issued and
    IN THE ACQUISITION?                outstanding capital stock of Avantair, a
                                       Nevada corporation based in Clearwater,
                                       Florida. Avantair is a provider of
                                       fractional ownerships of piloted aircraft
                                       for personal and business use, in
                                       addition to providing fixed base
                                       operation services. Avantair has become
                                       the fifth largest provider in the
                                       fractional aircraft market with the
                                       world's largest fleet of Piaggio Avanti
                                       P-180 aircraft. See page 40.

Q.  WHAT IS ARDENT PAYING         A.   Ardent has agreed to buy all of
    FOR AVANTAIR?                      Avantair's issued and outstanding stock
                                       for 7,000,000 shares of Ardent common
                                       stock. Avantair's stockholders have the
                                       opportunity to receive up to an
                                       additional 11,000,000 shares of Ardent's
                                       common stock (which we sometimes refer to
                                       as the incentive shares) based on
                                       Ardent's financial performance and the
                                       trading price of its common stock. See
                                       page 69.

Q.  HOW IS ARDENT PAYING          A.   Following the increase of Ardent's
    FOR THE ACQUISITION?               authorized shares described in the
                                       acquisition proposal, Ardent will issue
                                       7,000,000 shares of its common stock to
                                       the stockholders of Avantair based on the
                                       number of shares of Avantair's class A
                                       common stock held by them. In the event
                                       that Avantair's stockholders become
                                       eligible to receive some or all of the
                                       incentive shares, Ardent will issue the
                                       proportional number of shares of Ardent
                                       common stock to them in accordance with
                                       the Stock Purchase Agreement.

                                       4

Q.  WHAT WILL I RECEIVE           A.   You will not receive any cash or other
    IN THE ACQUISITION?                property in the acquisition, but instead
                                       you will continue to hold your shares of
                                       Ardent common stock. As a result of the
                                       acquisition, Ardent will own all of the
                                       outstanding stock of Avantair.

Q.  IS ARDENT ISSUING ANY         A.   Yes. At the closing of the acquisition of
    SHARES OF COMMON STOCK             Avantair, Ardent will issue an aggregate
    IN THE ACQUISITION?                of 7,000,000 shares of Ardent common
                                       stock to the stockholders of Avantair.
                                       Following the closing, Ardent may issue
                                       up to an additional 11,000,000 shares of
                                       its common stock to Avantair's
                                       stockholders based on Ardent's future
                                       financial performance and the future
                                       trading price of its common stock. See
                                       "The Avantair Stock Purchase Agreement"
                                       on page 69.

Q.  WHAT HAPPENS TO THE FUNDS     A.   Upon consummation of the acquisition:
    DEPOSITED IN THE TRUST
    ACCOUNT AFTER CONSUMMATION         o   Approximately $15,000,000 of the
    OF THE ACQUISITION?                    funds deposited in the trust account
                                           will be paid to CNM, Inc. to satisfy
                                           Avantair's obligations under its Loan
                                           Agreement, dated October 2, 2006, and
                                           Revolving Credit Agreement, dated May
                                           31, 2005, with CNM, Inc.;

                                       o   The Ardent stockholders electing to
                                           exercise their conversion rights will
                                           receive their pro rata portion of the
                                           funds deposited in the trust account;
                                           and

                                       o   The remaining funds in the trust
                                           account after the distributions
                                           listed above will be released to
                                           Ardent to be used for transaction
                                           expenses, future aircraft deposits,
                                           potential acquisitions and working
                                           capital purposes.

Q.  WHAT WILL THE STRUCTURE       A.   As a result of the acquisition, Avantair
    OF THE COMPANY BE AFTER            will become a wholly-owned subsidiary of
    THE ACQUISITION?                   Ardent. See page 51.

Q.  WHO WILL MANAGE THE           A.   Avantair and Ardent will be managed by
    ACQUIRED COMPANY?                  Avantair's existing management. See page
                                       51.

Q.  WHAT HAPPENS IF THE           A.   If the acquisition is not consummated,
    ACQUISITION IS NOT                 the trust account in which a substantial
    CONSUMMATED?                       portion of the net proceeds of Ardent's
                                       initial public offering are held will be
                                       liquidated. In any liquidation, the net
                                       proceeds of Ardent's initial public
                                       offering held in the trust account, plus
                                       any interest earned thereon, will be
                                       distributed pro rata to Ardent's common
                                       stockholders holding IPO shares.

Q.  WHEN DO YOU EXPECT            A.   It is currently anticipated that the
    THE ACQUISITION TO BE              acquisition will be completed, or closed,
    COMPLETED?                         promptly following the Ardent special
                                       meeting on __________, 200_.

                                       5

Q.  IF I AM NOT GOING TO          A.   Yes. After carefully reading and
    ATTEND THE ARDENT                  considering the information contained in
    SPECIAL MEETING IN                 this document, please fill out and sign
    PERSON, SHOULD I                   your proxy card. Then return the enclosed
    RETURN MY PROXY CARD               proxy card in the return envelope as soon
    INSTEAD?                           as possible, so that your shares may be
                                       represented at the Ardent special
                                       meeting. See page 36.

Q.  WHAT WILL HAPPEN IF           A.   An abstention or failure to vote will
    I ABSTAIN FROM VOTING              have the same effect as a vote against
    OR FAIL TO VOTE?                   the acquisition proposal, but will not
                                       have the effect of converting your shares
                                       into your pro rata portion of the trust
                                       account in which a substantial portion of
                                       the net proceeds of Ardent's initial
                                       public offering are held, unless an
                                       affirmative election to convert shares of
                                       common stock is made on the proxy card.
                                       An abstention or failure to vote will
                                       also have the same effect as a vote
                                       against the name change proposal, the
                                       plan proposal and the adjournment
                                       proposal. To exercise your conversion
                                       rights, you must affirmatively elect to
                                       convert your shares by checking the
                                       appropriate box, or directing your broker
                                       to check the appropriate box, on the
                                       proxy card and ensure that the proxy card
                                       is delivered prior to the Ardent special
                                       meeting. See page 36.

Q.  WHAT DO I DO IF I             A.   Send a later-dated, signed proxy card to
    WANT TO CHANGE                     Ardent's secretary prior to the date of
    MY VOTE?                           the special meeting or attend the special
                                       meeting in person, revoke your proxy and
                                       vote. You also may revoke your proxy by
                                       sending a notice of revocation to
                                       Ardent's Chief Executive Officer at the
                                       address of Ardent's corporate
                                       headquarters. See page 37.

Q.  IF MY SHARES ARE HELD         A.   No. Your broker can vote your shares only
    IN "STREET NAME" BY                if you provide instructions on how to
    MY BROKER, WILL MY                 vote. You should instruct your broker to
    BROKER VOTE MY                     vote your shares, following the
    SHARES FOR ME?                     directions provided by your broker. To
                                       exercise your conversion rights, you must
                                       affirmatively elect to convert your
                                       shares by directing your broker to check
                                       the appropriate box on the proxy card and
                                       ensure that the proxy card is delivered
                                       prior to the Ardent special meeting. See
                                       page 38.

Q.  WHO WILL PAY FOR THIS         A.   Ardent has retained Morrow & Co., Inc. to
    PROXY SOLICITATION?                aid in the solicitation of proxies.
                                       Morrow & Co., Inc. will receive a fee of
                                       approximately $5,500, as well as
                                       reimbursement for certain costs and out
                                       of pocket expenses incurred by them in
                                       connection with their services, all of
                                       which will be paid by Ardent. In
                                       addition, officers and directors may
                                       solicit proxies by mail, telephone,
                                       telegraph and personal interview, for
                                       which no additional compensation will be
                                       paid, though they may be reimbursed for
                                       their out-of-pocket expenses. Ardent will
                                       bear the cost of preparing, assembling
                                       and mailing the enclosed form of proxy,
                                       this Proxy Statement and other material
                                       which may be sent to stockholders in
                                       connection with this solicitation. Ardent
                                       may reimburse brokerage firms and other
                                       nominee holders for their reasonable
                                       expenses in

                                       6

                                       sending proxies and proxy material to the
                                       beneficial owners of our shares. See page
                                       39.

Q.  WHO CAN HELP ANSWER           A.   If you have questions about the
    MY QUESTIONS?                      solicitation of proxies, you may write,
                                       e-mail or call Morrow & Co., Inc., 470
                                       West Avenue, Stamford, CT 06902; email:
                                       Ardent.info@morrowco.com. Stockholders,
                                       banks and brokerage firms, please call
                                       800-607-0088.

                                       7

                           FORWARD-LOOKING STATEMENTS

        We believe that some of the information in this document constitutes forward-looking statements within the definition of the Private Securities
Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate,"
"believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

              o    discuss future expectations;

              o    contain information which could impact future results of
                   operations or financial condition; or

              o    state other "forward-looking" information.

        We believe it is important to communicate our expectations to the Ardent stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors and cautionary language discussed in this document provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Ardent or Avantair in its forward-looking statements, including among other things:

              o    negative cash flow and losses;

              o    reliance on a limited number of suppliers;

              o    continued compliance with government regulations, and changes in government regulations;

              o    legislation or regulatory environments, requirements or
                   changes affecting the businesses in which Avantair is
                   engaged;

              o    actions by competitors;

              o    Avantair's dependence on its key management personnel;

              o    fluctuations in fuel costs; and

              o    general economic conditions.

        You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document.

        All forward-looking statements included herein attributable to each of
Ardent, Avantair or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Ardent and Avantair undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

        Before you grant your proxy or instruct how your vote should be cast you should be aware that the occurrence of the events described in the "Risk
Factors" section and elsewhere in this document could have a material adverse effect on Ardent or Avantair.

                                       8

                                     SUMMARY

        THE FOLLOWING DISCUSSES IN SUMMARY FORM THE MATERIAL TERMS OF THE
ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL, THE PLAN PROPOSAL AND THE
ADJOURNMENT PROPOSAL. THE PROPOSALS ARE DESCRIBED IN GREATER DETAIL ELSEWHERE IN
THIS DOCUMENT. YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND THE OTHER
DOCUMENTS TO WHICH THIS DOCUMENT REFERS YOU. SEE "WHERE YOU CAN FIND MORE
INFORMATION" ON PAGE 127.

THE ACQUISITION PROPOSAL

        THE ACQUISITION

        The acquisition proposal seeks your approval of the Stock Purchase
Agreement entered into on October 2, 2006 by Ardent and certain stockholders of
Avantair, and the Letter Agreements, dated as of October 2, 2006, among Ardent,
Avantair and certain stockholders of Avantair (we sometimes refer to the Stock
Purchase Agreement and the Letter Agreements collectively as the Stock Purchase
Agreement). The Stock Purchase Agreement provides for the acquisition of all of the outstanding shares of capital stock of Avantair by Ardent for an aggregate purchase price of 7,000,000 shares of Ardent common stock, plus the contingent deferred payments described below. The purchase price is subject to adjustment at closing in the event that the amount of cash in Ardent's accounts at the closing, less Ardent's expenses related to the acquisition which have not been paid as of the closing, is less than $35,000,000. The contingent deferred payments are as follows:

              o    At the end of the fiscal year ending June 30, 2007, Ardent will calculate (based on its annual audited consolidated
                   financial statements for such fiscal year) its net income or loss, plus (i) interest expense, (ii) total taxes paid or
                   payable, and (iii) depreciation and amortization expense, all as determined on a consolidated basis in accordance with GAAP
                   (except, for the purposes of this calculation, any revenues generated by Ardent with respect to sales of aircraft (or
                   interests therein) and the associated costs shall be treated as recognized in the fiscal year of sale and not amortized over a period of several years). If this calculated amount, which is sometimes referred to as Cash EBITDA, is greater
                   than $6,000,000 for the fiscal year ending June 30, 2007,
                   Ardent will issue an aggregate of 1,000,000 shares of its
                   common stock to Avantair's stockholders.

              o    At the end of the fiscal year ending June 30, 2008, Ardent will calculate (based on its annual audited consolidated
                   financial statements for such fiscal year) Cash EBITDA. If
                   Cash EBITDA is greater than $20,000,000 for the fiscal year ending June 30, 2008, Ardent will issue an aggregate of
                   5,000,000 shares of its common stock to Avantair's
                   stockholders.

              o    If at any time after the closing of the acquisition but prior to February 23, 2009, the closing trading price on the
                   Over-the-Counter Bulletin Board (or on a national securities market on which Ardent's common stock is then quoted for
                   trading) of Ardent's common stock for 20 trading days within any 30 trading day period equals or exceeds $8.50 per share, then Ardent will issue an additional aggregate of 5,000,000 shares of its common stock to Avantair's stockholders.

        See "The Avantair Stock Purchase Agreement" on page 69.

        1,750,000 of the shares included in the purchase price will be held in escrow following the closing of the acquisition to secure the Avantair stockholders' indemnification obligations under the Stock Purchase Agreement.
See the "Escrow Agreement" on page 79.

        Ardent and the stockholders of Avantair plan to complete the acquisition promptly after the Ardent special meeting, provided that:

              o    Ardent's stockholders have approved the acquisition proposal;

              o    holders of less than 20% of the shares of common stock issued in Ardent's initial public offering, or IPO shares, properly elect to exercise their right to convert their shares into cash; and

                                       9

              o    the other conditions specified in the Stock Purchase
                   Agreement have been satisfied or waived.

        The Stock Purchase Agreement and the Letter Agreement are included as
Annexes A and B, respectively, to this document. We encourage you to read the
Stock Purchase Agreement and the Letter Agreement in its entirety. They are the legal documents that govern the acquisition. See "The Avantair Stock Purchase
Agreement" on page 69 and "The Letter Agreement" on page 79.

        In the Stock Purchase Agreement, Ardent acknowledged that it will comply with certain obligations of Avantair under an Investors Rights Agreement. In the
Investors Rights Agreement, Avantair agreed with certain of its stockholders to cause Ardent to file a "shelf" registration statement within 60 days following the closing of the acquisition with respect to approximately 46% of the shares of Ardent common stock issued to the Avantair stockholders at the closing of the acquisition, and to file additional "shelf" registration statements within 60 days following the issuance of the deferred payments described above. If any of these registration statements are not timely filed by Ardent, then, on the 60th day after the issuance of such shares and for 30-day period thereafter that the applicable registration statement remains unfiled, Avantair will cause Ardent to issue warrants (exercisable at $5.00 per share) to the Avantair stockholders eligible to participate in such registration statements in an amount equal to 2%
of their initial investment in Avantair. See "The Investors Rights Agreements"
on page 83.

        As a condition to the closing of the acquisition, Ardent, its initial stockholders and the Avantair stockholders will enter into a Stockholders
Agreement. Under the Stockholders Agreement:

              o    The executive officers of Avantair, along with certain other owners and beneficial owners of Avantair's common stock, will not transfer, sell, assign, pledge or otherwise dispose of a portion of the shares of Ardent common stock that they
                   receive at the closing of the acquisition, other than certain permitted transfers to relatives, affiliates, family trusts and the like. For most of these shares, this restriction will apply until the second anniversary of the closing.

              o    The initial stockholders of Ardent and all of the
                   stockholders of Avantair agree to designate certain
                   individuals for election to Ardent's board of directors and to vote for such individuals. Ardent's initial stockholders shall have the right to designate three directors, who shall initially be Barry J. Gordon (who shall also be elected
                   non-executive Chairman of Ardent's Board of Directors),
                   Arthur H. Goldberg and ________. The Avantair stockholders shall have the right to designate four directors, two of whom shall initially be Steven Santo and John Waters, and one of whom shall be subject to the consent of the initial
                   stockholders of Ardent.

        AN ARDENT STOCKHOLDER WHO VOTES IN FAVOR OF THE ACQUISITION PROPOSAL IS
ALSO VOTING TO ADOPT THE AMENDMENTS TO ARDENT'S CERTIFICATE OF INCORPORATION
DESIGNED TO ENSURE ARDENT'S COMPLIANCE WITH THE CITIZENSHIP REQUIREMENTS OF U.S.
AVIATION LAWS AFTER COMPLETION OF THE ACQUISITION AND TO INCREASE THE NUMBER OF
SHARES OF COMMON STOCK WHICH ARDENT IS AUTHORIZED TO ISSUE FROM 30,000,000
SHARES TO 75,000,000 SHARES. These amendments will not become effective unless the acquisition is completed. The effect of the citizenship-related amendments will be to limit the voting rights of non-U.S. citizens holding Ardent's capital stock to the extent that the total voting power of stock held by non-U.S.
citizens exceeds the percentage, currently 25%, permitted by U.S. aviation law.
In addition, these amendments give Ardent's Board of Directors the authority to make additional determinations as may reasonably be necessary to ascertain such ownership and to implement such additional limitations on its stock, including limiting the transfer and voting rights with respect to shares or redeeming shares , to the extent necessary to preserve its U.S. citizenship under U.S.
aviation laws.

        The form of Amended and Restated Certificate of Incorporation of Ardent,
which reflects the amendments included in the acquisition proposal, is included as Annex C to this document. You are encouraged to read the form of Amended and
Restated Certificate of Incorporation in its entirety. It is the legal document that will govern Ardent following the acquisition. See "Comparison of
Stockholder Rights" on page 124.

                                       10

        ARDENT

        Ardent is a blank check company organized as a corporation under the laws of the State of Delaware on September 14, 2004. It was formed to effect a business combination with an unidentified operating business. On March 2, 2005,
Ardent consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $32,205,000. Ardent's common stock, warrants to purchase common stock and units consisting of one share of common stock and two warrants to purchase common stock are listed on the
Over-the-Counter Bulletin Board under the symbols AACQ, AACQW and AACQU, respectively. On March 3, 2005, Ardent sold an additional 900,000 units pursuant to its underwriter's over-allotment option, from which Ardent received net proceeds of approximately $5,022,000. $36,222,000 of the net proceeds of the initial public offering and over-allotment option was placed in a trust account and will be released to Ardent upon consummation of the acquisition. The balance of the net proceeds of $1,005,000 has been used and will be used by Ardent to pay the expenses incurred in its pursuit of a business combination. Other than its initial public offering and the pursuit of a business combination, Ardent has not engaged in any business to date. If Ardent does not consummate a business combination by March 2, 2007, then, pursuant to article sixth of its certificate of incorporation, as amended, Ardent's officers must take all actions necessary to dissolve and liquidate Ardent as soon as reasonably practicable.

        Ardent will use the proceeds of its initial public offering currently held in the trust account, $37,919,489 as of June 30, 2006, including interest, as follows:

              o    Approximately $15,000,000 of the funds deposited in the trust account will paid to CNM, Inc. to satisfy Avantair's
                   obligations under its Loan Agreement, dated October 2, 2006, and Revolving Credit Agreement, dated May 31, 2005, with CNM,
                   Inc.;

              o    The Ardent stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds
                   deposited in the trust account; and

              o    The remaining funds in the trust account after the
                   distributions listed above will be released to Ardent to be used to fund transaction expenses, for future aircraft
                   deposits, potential acquisitions and for working capital
                   purposes.

        The mailing address of the principal executive office of Ardent is 1415
Kellum Place, Suite 205, Garden City, NY 11530, and its telephone number is
(516) 739-1017. See "Information about Ardent" on page 103.

        AVANTAIR AND ITS SUBSIDIARIES

        Avantair, a Nevada corporation, is engaged in the sale and management of fractional ownerships of professionally piloted aircraft for personal and business use. Avantair also operates fixed flight based operations, aircraft maintenance, concierge services to customers from a hangar and office location in Clearwater, Florida. Avantair anticipates opening a second fixed base operation in Camarillo, California in November 2006 and is currently in discussions to add a similar facility in Caldwell, New Jersey. Avantair is the fifth largest company in the North American fractional aircraft industry.
Avantair presently operates 28 aircraft with 75 additional aircraft on order.
Avantair expects to have approximately 40 aircraft in its fleet by June 30,
2007.

        The mailing address of Avantair's principal executive offices is 4311
General Howard Drive, Clearwater, Florida 33762, and its telephone number is
(727) 539-0071. See "Information about Avantair" on page 84.

NAME CHANGE PROPOSAL

        Ardent is proposing an amendment to Ardent's certificate of incorporation to change the name of Ardent to Avantair, Inc. Ardent believes that the name Avantair, Inc. more accurately reflects the business it will conduct after the acquisition, and will enable industry and financial market participants to more closely associate Ardent with its operating business. See
"The Name Change Proposal" on page 58.

                                       11

PLAN PROPOSAL

        Ardent is proposing that its stockholders adopt Ardent's 2006 Long Term
Incentive Plan. Ardent believes that the awards available under the 2006 Long
Term Incentive Plan will assist Ardent in attracting, retaining and motivating employees and officers or those who will become employees or officers of Ardent and/or its subsidiaries (including Avantair), and to align the interests of those individuals and the Ardent's shareholders. The 2006 Long Term Incentive
Plan is included as Annex I to this document. We encourage you to read the 2006
Long Term Incentive Plan in its entirety. It is the legal document that governs the plan. See "The 2006 Long Term Incentive Plan" on page 59.

ADJOURNMENT PROPOSAL

        In the event there are not sufficient votes at the time of the special meeting to approve the acquisition proposal, Ardent's Board of Directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies. See "The Adjournment
Proposal" on page 68.

SPECIAL MEETING OF ARDENT'S STOCKHOLDERS

        The special meeting of the stockholders of Ardent will be held at 10:00
a.m., eastern time, on ________, 200_, at the offices of Katten Muchin Rosenman
LLP, 575 Madison Avenue, New York, New York 10022.

VOTING POWER; RECORD DATE

        You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Ardent common stock at the close of business on
________, 200_, which is the record date for the special meeting. You will have one vote for each share of Ardent common stock you owned at the close of business on the record date. Ardent warrants do not have voting rights.

VOTE REQUIRED TO ADOPT THE ACQUISITION PROPOSAL

        The affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock is required to adopt the acquisition proposal. Adoption of the acquisition proposal also requires the affirmative vote of a majority of the shares of Ardent's common stock issued in its initial public offering. No vote of the warrant holders is necessary to adopt the acquisition proposal, and
Ardent is not asking the warrant holders to vote on the acquisition proposal.
Adoption of the acquisition proposal is not conditioned upon the adoption of the name change proposal, the plan proposal or the adjournment proposal. If the holders of at least 1,380,000 IPO shares, or at least 20% of the total number of
IPO shares, demand conversion of their shares into their pro rata portion of the trust account, then Ardent will not consummate the acquisition under the terms of Ardent's certificate of incorporation. See "Conversion Rights" below.

        An Ardent stockholder who votes in favor of the acquisition proposal is also voting to adopt amendments to Ardent's certificate of incorporation designed to ensure Ardent's compliance with the citizenship requirements of U.S.
aviation laws after completion of the acquisition, and to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 to
75,000,000.

        At the close of business on November 1, 2006, there were 8,400,000 shares of Ardent common stock outstanding, 6,900,000 of which were issued in
Ardent's initial public offering.

        Ardent's initial stockholders have agreed to vote their 1,500,000 shares of Ardent common stock acquired prior to Ardent's initial public offering, representing an aggregate of approximately 17.9% of the outstanding shares of
Ardent common stock, in accordance with the vote of the majority of the shares of Ardent common stock issued in its initial public offering.

                                       12

CONVERSION RIGHTS

        As provided in Ardent's certificate of incorporation, holders of IPO shares may, if the stockholder votes against the acquisition proposal, demand that Ardent convert their shares into cash. THIS DEMAND MUST BE MADE ON THE
PROXY CARD AT THE SAME TIME THAT THE STOCKHOLDER VOTES AGAINST THE ACQUISITION
PROPOSAL. If so demanded, Ardent will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Ardent's initial public offering are held, plus interest earned thereon. Based on the amount of cash held in the trust account at June 30, 2006, you will be entitled to convert each share of common stock that you hold into approximately $5.50. If you exercise your conversion rights, then you will be exchanging your shares of Ardent's common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Ardent. If the acquisition is not completed, then these shares will not be converted into cash. A stockholder who exercises conversion rights will continue to own any warrants to acquire Ardent common stock owned by such stockholder as such warrants will remain outstanding and unaffected by the exercise of conversion rights.

        The acquisition will not be consummated if the holders of at least
1,380,000 IPO shares, or at least 20% of the total number of IPO shares, exercise their conversion rights.

        PRIOR TO EXERCISING CONVERSION RIGHTS, ARDENT STOCKHOLDERS SHOULD VERIFY
THE MARKET PRICE OF ARDENT'S COMMON STOCK AS THEY MAY RECEIVE HIGHER PROCEEDS
FROM THE SALE OF THEIR COMMON STOCK IN THE PUBLIC MARKET THAN FROM EXERCISING
THEIR CONVERSION RIGHTS. Ardent's shares of common stock are listed on the
Over-the-Counter Bulletin Board under the symbol AACQ.

VOTE REQUIRED TO ADOPT THE NAME CHANGE PROPOSAL

        Adoption of the name change proposal requires the affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock. No vote of the warrant holders is necessary to adopt the name change proposal, and
Ardent is not asking the warrant holders to vote on the name change proposal.
Adoption of the name change proposal is conditioned upon the adoption of the acquisition proposal but is not conditioned on adoption of the plan proposal or the adjournment proposal.

        Ardent's initial stockholders intend to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the name change proposal.

VOTE REQUIRED TO ADOPT THE PLAN PROPOSAL

        Adoption of the plan proposal requires the affirmative vote of a majority of the shares of Ardent's common stock represented in person or by proxy at the meeting. No vote of the warrant holders is necessary to adopt the plan proposal, and Ardent is not asking the warrant holders to vote on the plan proposal. Adoption of the plan proposal is conditioned upon the adoption of the acquisition proposal but is not conditioned on adoption of the name change proposal or the adjournment proposal.

        Ardent's initial stockholders intend to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the plan proposal.

VOTE REQUIRED TO ADOPT THE ADJOURNMENT PROPOSAL

        Adoption of the adjournment proposal requires the affirmative vote of a majority of the shares of Ardent's common stock represented in person or by proxy at the meeting. No vote of the warrant holders is necessary to adopt the adjournment proposal, and Ardent is not asking the warrant holders to vote on the adjournment proposal. Adoption of the adjournment proposal is not conditioned upon the adoption of the acquisition proposal, the name change proposal or the plan proposal.

                                       13

        Ardent's initial stockholders have agreed to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the adoption of the adjournment proposal.

APPRAISAL OR DISSENTERS RIGHTS

        No appraisal or dissenters rights are available under the Delaware
General Corporation Law for the stockholders of Ardent in connection with the acquisition proposal.

PROXIES

        Proxies may be solicited by mail, telephone or in person.

        If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting. See page 37.

STOCK OWNERSHIP

        At the close of business on the record date, Barry J. Gordon, Marc H.
Klee, Arthur H. Goldberg, Alan J. Loewenstein, Robert Sroka, Robert Brill and
Philip Goodman, who together comprise all of Ardent's directors and executive officers, together with their affiliates, beneficially owned 1,500,000 shares of
Ardent common stock, or approximately 17.9% of the outstanding shares of Ardent common stock. Such number does not include 950,999 shares of common stock issuable upon exercise of warrants held by Ardent's executive officers and directors. These 1,500,000 shares have a market value of approximately
$8,220,000 based on Ardent's common stock price of $5.48 per share as of
November 1, 2006. Those persons have agreed, with respect to the acquisition proposal, to vote their 1,500,000 shares of common stock acquired by them prior to the initial public offering in accordance with the vote of the majority of the shares issued in connection with Ardent's initial public offering. Mr.
Gordon is currently Chairman of Ardent's Board of Directors and Chief Executive
Officer of Ardent. Mr. Klee is currently a member of Ardent's Board of Directors and President, Chief Financial Officer and Secretary of Ardent. Messrs. Brill,
Goldberg and Goodman are currently directors of Ardent. Messrs. Loewenstein and
Sroka are each currently Vice Presidents of Ardent. For more information on beneficial ownership of Ardent's common stock by executive officers, directors and 5% stockholders, see page 115.

ARDENT'S BOARD OF DIRECTORS' RECOMMENDATION

        After careful consideration, the Board of Directors of Ardent has determined that the acquisition proposal is fair to and in the best interests of
Ardent and its stockholders. The Board of Directors of Ardent has also determined that the name change proposal, the plan proposal and the adjournment proposal are in the best interests of Ardent's stockholders. ARDENT'S BOARD OF
DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE "FOR"
THE ADOPTION OF THE ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL, THE PLAN
PROPOSAL AND THE ADJOURNMENT PROPOSAL.

INTERESTS OF ARDENT DIRECTORS AND OFFICERS IN THE ACQUISITION

        When you consider the recommendation of Ardent's Board of Directors that you vote in favor of adoption of the acquisition proposal, you should keep in mind that certain of Ardent's executive officers and members of Ardent's Board, and certain of their affiliates, have interests in the acquisition that are different from, or in addition to, your interest as a stockholder.
These interests include, among other things:

              o    If the acquisition is not approved and Ardent is therefore required to liquidate, the shares of common stock
                   beneficially owned by Ardent's executive officers and
                   directors and their affiliates that were acquired
                   prior to Ardent's initial public offering may be
                   worthless because no portion of the net proceeds of Ardent's initial public offering that may be distributed upon
                   liquidation of Ardent will be allocated to such shares.
                   Similarly, the warrants to purchase Ardent common stock held by Ardent's executive officers and directors and their
                   affiliates

                                       14

                   may become worthless if the acquisition is not
                   approved and Ardent fails to consummate an alternative
                   transaction within the time allotted pursuant to its
                   certificate of incorporation;

              o    After the completion of the acquisition, it is expected that two of Ardent's current directors, Barry J. Gordon and Arthur
                   H. Goldberg, will continue to serve on Ardent's Board of
                   Directors, and Barry J. Gordon will serve as non-executive
                   Chairman of Ardent's Board. Messrs. Gordon and Goldberg, as
                   directors of Ardent, will, following the acquisition, be
                   compensated in such manner, and in such amounts, as Ardent's
                   Board of Directors may determine to be appropriate. No
                   agreements or plans with respect to such compensation have been entered into, adopted or otherwise agreed upon by
                   Ardent; and

              o    Ardent's directors have agreed that, if Ardent liquidates
                   prior to the consummation of a business combination, they
                   will be personally liable to pay debts and obligations to
                   vendors or other entities that are owed money by Ardent for services rendered or products sold to Ardent in excess of the net proceeds of this offering not held in the trust account.

INTERESTS OF AVANTAIR DIRECTORS AND OFFICERS IN THE ACQUISITION

        You should understand that some of the current directors and officers of
Avantair have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. In particular:

              o    Steven Santo, Avantair's Chief Executive Officer, is expected to remain the President and Chief Executive Officer of Avantair and John Waters, the Chief Financial Officer of Avantair, is expected to remain the Chief Financial Officer of Avantair and each such individual has entered into an employment agreement with
                   Avantair in anticipation of the acquisition;

              o    Avantair is party to a lease under which it leases an
                   aircraft from Aircraft Support LLC, an entity in which Steven
                   Santo is the managing member, and Ardent currently intends to continue to lease this aircraft after completion of the
                   acquisition. Ardent's management believes that this lease is at a rate consistent with leases negotiated at arm's length;

              o    Steven Santo, Jeffrey Kirby (a stockholder and former
                   director of Avantair) and Alfred Rapetti (a beneficial owner of shares of Avantair common stock and Avantair's former
                   chairman) have each personally guaranteed borrowings by
                   Avantair to third party lenders; and

              o    Avantair hired Kevco, a construction management business
                   owned by Kevin McKamey, Avantair's Executive Vice President, to perform tenant improvements on the Clearwater, Florida
                   facility for Avantair.

CONDITIONS TO THE COMPLETION OF THE ACQUISITION

        Completion of the acquisition is subject to the satisfaction or waiver of specified conditions, including the following:

        CONDITIONS TO ARDENT'S OBLIGATIONS

              o    the representations and warranties of the stockholders of
                   Avantair must be true and correct;

              o    the stockholders of Avantair must have performed in all
                   material respects all obligations required to be performed by them under the terms of the Stock Purchase Agreement;

              o    no material adverse effect shall have occurred with respect to Avantair since the date of the Stock Purchase Agreement;

                                       15

              o    the stockholders of Avantair must have entered into a
                   stockholders agreement with the initial stockholders of
                   Ardent;

              o    Steven Santo and John Waters must each have entered into an employment agreement with Avantair;

              o    Ardent's stockholders must have approved the transaction; and

              o    holders of less than 20% of the shares of common stock issued in Ardent's initial public offering, or IPO shares, properly elect to exercise their right to convert their shares into cash.

        CONDITIONS TO AVANTAIR'S STOCKHOLDERS' OBLIGATIONS

              o    the representations and warranties of Ardent must be true and correct;

              o    Ardent must have performed in all material respects all
                   obligations required to be performed by it under the Stock
                   Purchase Agreement;

              o    no material adverse effect shall have occurred with respect to Ardent since the date of the Stock Purchase Agreement;

              o    Avantair must have entered into an employment agreement with each of Steven Santo and John Waters;

              o    Ardent's stockholders must have approved the transaction; and

              o    holders of less than 20% of the shares of common stock issued in Ardent's initial public offering, or IPO shares, properly elect to exercise their right to convert their shares into cash.

TERMINATION

        The Stock Purchase Agreement may be terminated at any time prior to the closing of the acquisition, as follows:

              o    by mutual consent of Ardent and the stockholders of Avantair;

              o    by Ardent, on the one hand, or Avantair's stockholders, on the other hand, if the other party has breached any of its covenants or representations and warranties in any material respect; or

              o    by either party if the closing has not occurred by March 2,
                   2007.

        If permitted under applicable law, either Ardent or the stockholders of
Avantair may waive conditions for their own respective benefit, and consummate the acquisition even though one or more of these conditions have not been met.
We cannot assure you that all of the conditions will be satisfied or waived or that the acquisition will occur.

COMPARISON OF STOCKHOLDERS RIGHTS

        In connection with the completion of the acquisition, Ardent's certificate of incorporation will be amended and restated to incorporate those amendments approved at the special meeting. The rights of Ardent's stockholders will change accordingly. See the section "Comparison of Stockholders Rights"
starting on page 124.

                                       16

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

        The U.S. Federal income tax consequences of the acquisition of Avantair are discussed in the section entitled "United States Federal Income Tax
Consequences of the Acquisition" on page 55.

REGULATORY MATTERS

        The acquisition and the transactions contemplated by the Stock Purchase
Agreement are not subject to any Federal, state or provincial regulatory requirement or approval; however, in connection with the acquisition, Ardent will be amending its certificate of incorporation to ensure Ardent's compliance with the citizenship requirements of U.S. aviation laws regarding the ownership and voting of its capital stock. Following the closing of the acquisition,
Ardent will notify the United States Department of Transportation that the citizen ownership requirements continue to be met.

                                       17

                    SELECTED HISTORICAL FINANCIAL INFORMATION

        We are providing the following financial information to assist you in your analysis of the financial aspects of the acquisition. We derived the
Avantair historical information from the audited consolidated and combined financial statements of Avantair as of June 30, 2006 and 2005 and for each of the years ended June 30, 2006, 2005 and 2004. The information is only a summary and should be read in conjunction with Avantair's historical consolidated and combined financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of Avantair or Ardent.

                    AVANTAIR HISTORICAL FINANCIAL INFORMATION

(000'S, EXCEPT SHARE DATA            YEAR ENDED JUNE 30
AND PER SHARE DATA)            --------------------------------
                                 2006        2005       2004
                               ---------    --------   --------

Revenue                         $48,395     $23,394     $7,718

Net (loss)                      (20,748)     (8,706)    (5,045)

Weighted average common
share outstanding - basic
and diluted                         200         200        200

Net loss per share
- basic and diluted            (103,740)    (43,531)   (25,223)

                                      JUNE 30
                               ---------------------
                                 2006        2005
                               ---------    --------

Total assets                   $107,592     $96,078

Long-term obligations           105,446      79,954

Stockholders' (deficiency)      (36,552)    (15,684)

                                       18

                     ARDENT HISTORICAL FINANCIAL INFORMATION

          Ardent's balance sheet data and the statements of operations data as of and for the year ended December 31, 2005 and for period from inception
(September 14, 2004) to December 31, 2004 are derived from the Ardent's financial statements audited by Goldstein Golub Kessler LLP, independent registered public accountants, which are included elsewhere in this proxy statement.

          Ardent's balance sheet as of June 30, 2006 and the statements of operations for the six months ended June 30, 2006 and 2005, and for the period from inception (September 14 ,2004) to June 30, 2006 are derived from Ardent's unaudited interim financial statements which are included elsewhere in this proxy statement. In the opinion of Ardent's management, the unaudited interim financial statements include all adjustments (consisting of normal recurring adjustments) that are necessary for a fair presentation of such financial statements.

                ARDENT SELECTED HISTORICAL FINANCIAL INFORMATION

                                                                                            FOR THE PERIOD          FOR THE PERIOD
                                                                                            FROM INCEPTION         FROM INCEPTION
                               SIX MONTHS ENDED  SIX MONTHS ENDED      YEAR ENDED         (SEPTEMBER 14, 2004)  (SEPTEMBER 14, 2004)
                                JUNE 30, 2006     JUNE 30, 2005     DECEMBER 31, 2005     TO DECEMBER 31, 2004    TO JUNE 30, 2006
                               ----------------  ----------------   -----------------     --------------------  --------------------
                                  (UNAUDITED)       (UNAUDITED)                                                      (UNAUDITED)

Interest income                $        571,312  $        284,375   $         811,875     $                179  $         1,383,366
Net income (loss)                       210,997           114,890             301,844                   (1,651)             511,190
Net income (loss) per share    $           0.03  $           0.02   $            0.04     $                  -  $              0.08
Cash dividends per share       $              -  $              -   $               -     $                  -  $                 -

                                                    AS OF JUNE 30,     AS OF DECEMBER 31,   AS OF DECEMBER 31,
                                                         2006                 2005                2004
                                                   -----------------  -------------------  --------------------
                                                     (UNAUDITED)

Total assets (including assets held in Trust Fund)   $ 38,315,497         $ 37,886,624             $ 103,624
Total liabilities                                         552,134              334,258                80,275
Common stock subject to possible conversion             7,240,778            7,240,778                     -
Stockholders' equity                                   30,522,585           30,311,588                23,349

                                       19

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF ARDENT
AND AVANTAIR

        The following selected unaudited pro forma condensed combined financial information is intended to provide you with a picture of what Ardent's business might have looked like had Avantair and Ardent actually been combined. The combined financial information may have been different had Avantair and Ardent actually been combined. You should not rely on the selected unaudited pro forma condensed combined financial information as being indicative of the historical results that would have occurred had the acquisition occurred or the future results that may be achieved after the acquisition. The following selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined pro forma financial statements and related notes thereto starting on page 108 in this proxy statement.

        The acquisition will be accounted for as an issuance of stock by
Avantair for the net monetary assets of Ardent. The net monetary assets of
Ardent will be recorded as of the acquisition date, at their respective historical cost, which is considered to be the equivalent of fair value. No goodwill or other intangible assets will be recorded as a result of the acquisition.

        The unaudited pro forma condensed combined financial information reflects the following circumstances that may affect whether the closing of the acquisition occurs: (1) that no holders of IPO shares exercise their right to have their shares redeemed upon the consummation of the acquisition, and (2)
that holders of 19.99% the IPO shares elect to have their shares redeemed upon the consummation of the acquisition at the redemption value of $5.50 per share, based on the amount held in the Ardent trust account, inclusive of interest income to date thereon, at June 30, 2006. The basis of presentation described in
(2) results from the possibility that holders of up to a maximum of 19.99% of the IPO shares may elect to have their shares redeemed at the redemption value of approximately $5.50 per share, or a total of $7,580,106 as of June 30, 2006.

AVANTAIR (SURVIVING CORPORATION) UNAUDITED PRO FORMA CONDENSED COMBINED
INFORMATION:

STATEMENT OF OPERATIONS DATA                      TWELVE MONTHS ENDED JUNE 30, 2006
                                              -------------------------------------------
                                                 ASSUMING NO          ASSUMING MAXIMUM
                                               CONVERSIONS(1)          CONVERSIONS(2)
                                              ------------------     --------------------
Revenue                                         $48,395,380               $48,395,380
Net loss                                       (20,504,117)              (20,504,117)
Weighted average shares outstanding,
basic and diluted                                15,610,000                14,230,690
Net loss per share - basic and diluted              $(1.31)                   $(1.44)

                                                 ASSUMING NO          ASSUMING MAXIMUM
BALANCE SHEET DATA AS OF JUNE 30, 2006         CONVERSIONS(1)          CONVERSIONS(2)
                                              ------------------     --------------------

Total assets                                   $144,397,276                 $136,817,170
Current liabilities                              31,510,796                   31,510,796
Long-term debt                                    6,550,138                    6,550,138
Other long-term liabilities                      98,895,767                   98,895,767
Shareholders' equity (deficit)                    7,440,575                    (139,531)

     NOTES

                                       20

(1) Assumes that no Ardent public stockholders seek conversion of their Ardent stock into their pro rata share of the trust fund.

(2) Assumes that 1,379,310 shares (19.99%) of Ardent common stock held by public stockholders were redeemed into their pro rata share of the trust account.

                                       21

                        COMPARATIVE PER SHARE INFORMATION

        The following table sets forth selected historical per share ownership information of Avantair and Ardent and unaudited pro forma combined per share ownership information after giving effect to the acquisition described in the
Stock Purchase Agreement, assuming both no conversions and maximum conversions of the trust account by holders of IPO shares. We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The historical information should be read in conjunction with selected summary historical financial information included elsewhere in this proxy statement and the historical consolidated and combined financial statements of Avantair and
Ardent and the related notes thereto included elsewhere in this proxy statement.
The unaudited pro forma per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement.

        The unaudited pro forma consolidated per share earnings (loss)
information does not purport to represent what the actual results of operations of Avantair and Ardent would have been had the companies been combined or to project Avantair or Ardent's results of operations that may be achieved after the acquisition. The unaudited pro forma book value per share information below does not purport to represent what the value of Avantair and Ardent would have been had the companies been combined nor book value per share for any future date or period.

                                                                                  PRO FORMA
                                                      AVANTAIR       ARDENT        COMBINED
                                                  --------------   -----------   -----------
NUMBER OF SHARES OF COMMON STOCK OUTSTANDING
UPON CONSUMMATION OF THE ACQUISITION (1)

        Assuming no conversions                       7,000,000    8,400,000      15,400,000
                                                       45.5%         54.5           100.0%
        Assuming maximum conversions                  7,000,000    7,020,690      14,020,690
                                                       49.9%         50.1%          100.0%

NET INCOME (LOSS) PER SHARE - HISTORICAL (2):
Year ended December 31, 2005 (3)                   $  (103,740)   $    0.04
Year ended December 31, 2004 (3), (4)              $    43,531    $    0.00
  Six months ended June 30, 2006                        N/A       $    0.03
 Six months ended June 30, 2005                         N/A       $    0.02

BOOK VALUE (DEFICIT) PER SHARE - HISTORICAL
  JUNE 30, 2006(5), (6)                            $  (182,758)   $    4.54

NET INCOME (LOSS) PER SHARE - PRO FORMA:

  Year ended June 30, 2006
        No Conversions                                                        $     (1.31)
        Maximum conversions                                                   $     (1.44)

   BOOK VALUE PER SHARE - PRO FORMA JUNE 30, 2006

        No Conversions                                                        $      0.48
        Maximum conversions                                                   $     (0.01)

    NOTES

(1) Shares outstanding upon consummation of the acquisition excludes 210,000 shares expected to be issued to a financial advisor, after the closing of the acquisition, as a fee for assistance in negotiating and structuring the acquisition.

(2) Historical per share amounts for Avantair and Ardent were determined based upon the actual weighted average shares outstanding for the year end and interim periods and combined pro forma per share amounts for Ardent and
    Avantair were determined based upon the assumed number of shares to be outstanding under the two different levels of conversion rights.

(3) Operations of Avantair are for its years ended June 30, 2006 and 2005.

                                       22

(4) Operations of Ardent are for the period from inception (September 14, 2004)
    to December 31, 2004.

(5) Historical book value per share for Avantair was computed based on the book value of Avantair divided by the issued and outstanding shares of Avantair common stock.

(6) Historical book value per share for Ardent was computed based on the book value of Ardent at June 30, 2006 plus common stock subject to possible conversion, plus deferred interest divided by the issued and outstanding shares of Ardent common stock at June 30, 2006.

                                       23

                       PER SHARE MARKET PRICE INFORMATION

        The shares of Ardent common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board under the symbols "AACQ," "AACQW"
and "AACQU," respectively. On October 2, 2006, the last day for which information was available prior to the date of the public announcement of the signing of the Stock Purchase Agreement, the last quoted sale prices of AACQ
AACQW and AACQU were $5.40, $0.44 and $6.20, respectively. On November 1, 2006, the last quoted sale prices of AACQ, AACQW and AACQU were $5.48, $0.56 and
$6.50, respectively. Each unit of Ardent consists of one share of Ardent common stock and two redeemable common stock purchase warrants.

        There is no established public trading market for the shares of common stock of Avantair because it is a private company.

        The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of Ardent's common stock, warrants and units as reported on the OTC Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions:

                                           COMMON STOCK*       WARRANTS*       UNITS**
                                         ---------------- --------------- -------------
                                           HIGH     LOW      HIGH     LOW    HIGH    LOW
                                         -------- -------  --------  -----  ------  -----
QUARTER ENDED

2005
----
                                           5.20     5.12     0.70    0.65    6.60   6.30
First Quarter

                                           5.20     4.90     0.64    0.52    6.35   5.95
Second Quarter

                                           5.15     4.90     0.64    0.46    6.30   5.75
Third Quarter

                                           5.23     5.06     0.59    0.41    6.27   5.90
Fourth Quarter

2006
----
                                           5.48     5.19     0.78    0.50    7.06   6.13
First Quarter

                                           5.45     5.30     0.77    0.43    6.88   6.20
Second Quarter

                                           5.37     5.29     0.48    0.36    6.20   6.00
Third Quarter

        *Commencing March 8, 2005

        ** Commencing February 25, 2005

                                       24

                                  RISK FACTORS

        You should carefully consider the following risk factors, together with all of the other information included in this document, before you decide whether to vote or instruct your vote to be cast to adopt the acquisition proposal. As Ardent's operations will be those of Avantair upon the closing of the acquisition, the following risk factors relating to the business and operations of Avantair also apply to Ardent as the acquiror of Avantair's business.

                         RISKS ASSOCIATED WITH AVANTAIR

AVANTAIR HAS A HISTORY OF LOSSES AND MAY NOT BE ABLE TO GENERATE SUFFICIENT NET
REVENUE FROM ITS BUSINESS IN THE FUTURE TO ACHIEVE OR SUSTAIN PROFITABILITY.

        Avantair has incurred losses since inception. To date, Avantair's revenues have largely come from sales of fractional interests in aircraft and monthly management fees. Avantair's primary expenses - cost of aircraft, cost of flight operations and overhead - have increased over the past several years and significantly exceeded revenues. Avantair's expenses are expected to increase as it acquires additional aircraft and expands its operations, and there is no assurance that Avantair will be able to obtain sufficient financing (or financing on acceptable terms) or earn sufficient revenues to generate positive cash flow and attain profitability.

IF AVANTAIR IS UNABLE TO FUND ITS OPERATIONS AND CAPITAL EXPENDITURES, AVANTAIR
MAY NOT BE ABLE TO CONTINUE TO ACQUIRE ADDITIONAL INVENTORY OF AIRCRAFT, WHICH
WOULD HAVE A MATERIAL ADVERSE EFFECT ON ARDENT'S BUSINESS.

        Avantair has experienced significant negative cash flow since its inception. In order to fund Avantair's operations and capital expenditures,
Ardent may be required to incur borrowings or raise capital through the sale of debt or equity securities. Ardent's ability to borrow or access the capital markets for future offerings may be limited by Ardent's and Avantair's financial condition at the time of any such offering as well as by adverse market conditions resulting from, among other things, general economic conditions and contingencies and uncertainties that are beyond their control. Ardent's failure to obtain the funds for necessary future capital expenditures would limit its ability to acquire additional inventory of aircraft and could have a material adverse effect on Ardent's business, results of operations and financial condition.

AVANTAIR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM HAS RAISED SUBSTANTIAL
DOUBT ABOUT AVANTAIR'S ABILITY TO CONTINUE AS A GOING CONCERN.

        Avantair's accompanying consolidated and combined financial statements have been prepared assuming that Avantair will continue as a going concern. This basis of accounting contemplates the recovery of Avantair's assets and the satisfaction of its liabilities in the normal course of business. Successful transition to profitable operations is dependent upon obtaining a level of sales adequate to support Avantair's cost structure. Avantair has suffered recurring losses resulting in an accumulated deficit of $36.4 million and a working capital deficiency of $23.9 million as of June 30, 2006. Avantair's management intends to continue to finance its operations through cash flows from operations and by raising additional capital from the sale of debt or equity securities, as well as through the use of Ardent's capital. However, there can be no assurance that Avantair will be able to obtain such financing or internally generate cash flows from operations, which may impact Avantair's ability to continue as a going concern. The accompanying consolidated and combined balance sheets of
Avantair do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the potential inability of
Avantair to continue as a going concern.

AVANTAIR IS DEPENDENT UPON KEY PERSONNEL WHOSE LOSS MAY ADVERSELY IMPACT
AVANTAIR'S BUSINESS.

        Avantair depends on the expertise, experience and continued services of its senior management employees, especially Steven Santo, its Chief Executive
Officer and John Waters, its Chief Financial Officer. Santo has acquired specialized knowledge and skills with respect to Avantair and its operations and most decisions concerning the business of Avantair will be made or significantly influenced by him. Avantair does not maintain life insurance with respect to
Santo, Waters or any other of its executives. The loss of Santo, Waters or other senior management employees, or an inability to attract or retain other key individuals, could materially adversely affect Ardent. Ardent and Avantair seek to compensate and incentivize their key executives, as well as other employees, through

                                       25

competitive salaries and bonus plans, but there can be no assurance that these programs will allow Avantair to retain key employees or hire new key employees.
As a result, if Messrs. Santo and/or Waters were to leave Avantair following the acquisition, Ardent and Avantair could face substantial difficulty in hiring qualified successors and could experience a loss in productivity while any such successors obtain the necessary training and experience. In anticipation of the acquisition, Avantair entered into employment agreements with each of Santo and
Waters. However, there can be no assurance that the terms of these employment agreements will be sufficient to retain Santo and/or Waters.

AVANTAIR'S MANAGEMENT SYSTEMS AND PERSONNEL MAY NOT BE SUFFICIENT TO EFFECTIVELY
MANAGE ITS GROWTH.

        Avantair's growth strategy involves increasing the number of available aircraft and fractional share owners. Achieving Avantair's growth strategy is critical in order for its business to achieve economies of scale and to achieve profitability. Any condition that would deny, limit or delay its ability to acquire additional aircraft and sell fractional shares in the future will constrain Avantair's ability to grow. Acquiring additional aircraft and selling fractional shares requires Avantair to commit a substantial amount of resources.
Expansion is also dependent upon Avantair's ability to maintain a safe and secure operation and will require additional personnel, equipment and facilities.

        An inability to hire and retain personnel, timely secure the required equipment and facilities in a cost-effective manner, efficiently operate
Avantair's expanded facilities, or obtain the necessary regulatory approvals may adversely affect Avantair's ability to achieve its growth strategy. There can be no assurance that Avantair will be able to successfully expand its business in this increased competitive environment, and if Avantair fails to do so its business could be harmed.

        Expansion of Avantair's business will also strain its existing management resources and operational, financial and management information systems to the point that they may no longer be adequate to support its operations, requiring Avantair to make significant expenditures in these areas.
Avantair will need to develop further financial, operational and management reporting systems and procedures to accommodate future growth and reporting requirements (including pursuant to applicable securities laws). There can be no assurance that Avantair will be able to develop such additional systems or procedures to accommodate its future expansion on a timely basis, and the failure to do so could harm its business.

MATERIAL WEAKNESSES IN INTERNAL CONTROLS OVER FINANCIAL REPORTING RAISE DOUBTS
ABOUT AVANTAIR'S ABILITY TO COMPLY WITH FINANCIAL REPORTING LAWS AND REGULATIONS
AND TO PUBLISH ACCURATE FINANCIAL STATEMENTS.

        Avantair has been advised by J.H. Cohn LLP, its independent registered public accounting firm, of the existence of material weaknesses in the design and operation of Avantair's internal controls over financial reporting that could adversely affect its ability to record, process, and summarize and report financial data consistent with the assertions of management in the financial statements. A material weakness is defined as a significant deficiency in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

        After the closing of the acquisition, any failure to effectively address a material weakness or other control deficiency of Avantair or implement required new or improved controls, or difficulties encountered in their implementation, could disrupt Ardent's ability to process key components of its result of operations and financial condition timely and accurately and cause
Ardent to fail to meet its reporting obligations under rules of the Securities and Exchange Commission.

THE AVIATION INDUSTRY HAS INHERENT OPERATIONAL RISKS THAT MAY NOT BE ADEQUATELY
COVERED BY AVANTAIR'S INSURANCE.

        Avantair maintains insurance on its aircraft for risks commonly insured against by aircraft owners and operators, including hull physical damage liability, third-party liability, airport premises liability, war risk liability and ground hangar keepers liability coverage. Ardent can give no assurance that
Avantair will be adequately insured

                                       26

against all risks or that its insurers will pay a particular claim. Even if its insurance coverage is adequate to cover its losses, Avantair may not be able to timely obtain a replacement aircraft in the event of a loss. Furthermore, in the future, Avantair may not be able to obtain adequate insurance coverage at reasonable rates for its fleet. Avantair's insurance policies will also contain deductibles, limitations and exclusions which, although Ardent believes are standard in the aviation industry, may nevertheless increase its costs.
Moreover, certain accidents or other occurrences may result in intangible damages (such as damages to reputation) for which insurance may not provide an adequate remedy.

AVANTAIR MAY NOT BE ABLE TO GENERATE SUFFICIENT CASH FLOWS TO MEET ITS DEBT
SERVICE OBLIGATIONS.

        Avantair's ability to make payments on its indebtedness will depend on its ability to generate cash from its future operations. As of June 30, 2006,
Avantair had incurred an aggregate of approximately $33.3 million in indebtedness to third party lenders, and Avantair incurred an additional $7.6 million in indebtedness concurrently with the execution of the Stock Purchase
Agreement. As of June 30, 2006, indebtedness represented 31% of Avantair's overall capitalization. Much of this indebtedness is secured by some or all of
Avantair's assets. Avantair's business may not generate sufficient cash flow from operations or from other sources sufficient to enable it to repay its indebtedness and to fund its other liquidity needs, including capital expenditure requirements. Avantair may need to refinance or restructure all or a portion of its indebtedness on or before maturity. Avantair may not be able to refinance any of its indebtedness on commercially reasonable terms, or at all.
If Avantair cannot service or refinance its indebtedness, it may have to take actions such as selling assets, seeking additional equity or reducing or delaying capital expenditures, any of which could have a material adverse effect on our operations. Additionally, Avantair may not be able to effect such actions, if necessary, on commercially reasonable terms, or at all.

A DEFAULT UNDER AVANTAIR'S INDEBTEDNESS MAY HAVE A MATERIAL ADVERSE EFFECT ON
ARDENT'S FINANCIAL CONDITION.

        In the event of a default under certain of Avantair's indebtedness, the holders of the indebtedness generally would be able to declare all of such indebtedness, together with accrued interest, to be due and payable. In addition, borrowings under certain of Avantair's indebtedness are secured by a first priority lien on all of its assets, and, in the event of a default, the lenders generally would be entitled to seize the collateral. In addition, default under certain debt instruments could in turn permit lenders under other debt instruments to declare borrowings outstanding under those other instruments to be due and payable pursuant to cross default clauses. Accordingly, the occurrence of a default under any debt instrument, unless cured or waived, would likely have a material adverse effect on Avantair's business and Ardent's results of operations.

AVANTAIR'S LOAN AGREEMENTS CONTAIN RESTRICTIVE COVENANTS THAT WILL LIMIT ITS
LIQUIDITY AND CORPORATE ACTIVITIES.

        Avantair's loan agreements impose operating and financial restrictions that will limit Avantair's ability to:

              o    create additional liens on its assets;

              o    make investments;

              o    engage in mergers or acquisitions;

              o    pay dividends; and

              o    sell any of Avantair's aircraft or any other assets outside the ordinary course of business.

        Therefore, Avantair will need to seek permission from its lender in order for Avantair to engage in some corporate actions. Avantair's lender's interests may be different from those of Avantair, and no assurance can be given that Avantair will be able to obtain its lender's permission when needed. This may prevent Avantair from taking actions that are in its best interest.

                                       27

AVANTAIR'S DEPENDENCE ON A SMALL NUMBER OF AIRCRAFT MANUFACTURERS POSES A
SIGNIFICANT RISK TO ITS BUSINESS AND PROSPECTS.

        Avantair has historically sold and flown only Piaggio Avanti aircraft.
Avantair recently contracted with another manufacturer, Embraer, for an additional aircraft model. The types of aircraft sold and operated by Avantair are the products of a small number of manufacturers. If any of these manufacturers faced production delays due to, for example, natural disasters or labor strikes, Avantair may experience a significant delay in the delivery of previously ordered aircraft, which would adversely affect its revenues and profitability and could jeopardize its ability to meet the demands of its customers. Avantair has limited alternatives to find alternate sources of new aircraft.

AVANTAIR'S DEPENDENCE ON THE IMPORTATION OF FOREIGN AIRCRAFT POSES A SIGNIFICANT
RISK TO ITS BUSINESS PROSPECTS.

        Avantair's revenue and profitability are based in part on current laws and regulations regarding the exportation from the country of manufacture and importation into the United States of the aircraft. Current laws and regulations do not preclude the exportation from the subject manufacturers' countries of operation or importation of the aircraft into the United States, provided that all applicable statutory and regulatory requirements are satisfied. Modification of such statutes and regulations by any foreign government or any agency thereof with respect to the exportation of the aircraft or modification of such statutes and regulations by the federal government of the United States or any agency thereof affecting the importation of the aircraft, could pose a significant risk to Avantair's business operations. The risks for Avantair associated with the modification of the exportation and importation statutes and regulations are increased due to Avantair's current dependence on the importation of foreign aircraft for the sale of fractional interests in aircraft.

AVANTAIR'S REPUTATION AND FINANCIAL RESULTS COULD BE HARMED IN THE EVENT OF AN
ACCIDENT OR INCIDENT INVOLVING ITS AIRCRAFT.

        An accident or incident involving one of Avantair's aircraft could involve significant potential claims of injured passengers or others in addition to repair or replacement of a damaged aircraft and its consequential temporary or permanent loss from service. Although Avantair believes it currently maintains liability insurance in amounts and of the type generally consistent with industry practice, the amount of such coverage may not be adequate and
Avantair may be forced to bear substantial losses from an accident. Substantial claims resulting from an accident in excess of Avantair's related insurance coverage would harm its business and financial results. Moreover, any aircraft accident or incident, even if fully insured, could cause a public perception that Avantair is less safe or reliable than other competitors, which would harm
Avantair's business.

THE FRACTIONAL AIRCRAFT INDUSTRY IS COMPETITIVE.

        Avantair competes with national airlines, regional airlines, charter carriers, other fractional aircraft ownership operators, and particularly on shorter routes, ground transportation. According to AvData, there are only five companies which have 3% or more of the total market for fractional aircraft, based upon the units in operation - NetJets, Flight Options, FlexJet,
CitationShares, and Avantair, with NetJets having a market share of approximately 50% and Avantair's three largest competitors having a combined market share of over 80%. Avantair has a market share of approximately 3%. Many of Avantair's competitors have been in business far longer than Avantair and have significantly greater financial stability, access to capital markets and name recognition. In addition, some of our competitors offer a greater selection of aircraft (including jet aircraft), some of which permit owners to fly greater distances or at greater speeds, travel with a greater number of passengers and on shorter advance notice before flying. Unanticipated shortfalls in expected revenues as a result of price competition or in delivery delays by suppliers would negatively impact Ardent's financial results and harm Avantair's business.
There is no assurance that Avantair will be able to successfully compete in this industry.

RESTRICTION ON FOREIGN OWNERSHIP AND POSSIBLE REQUIRED DIVESTITURE OF STOCK.

        In some cases, including all current international operations, Avantair is deemed to transport persons or property by air for compensation, and Avantair accordingly is regulated by the FAA and the U.S. Department of

                                       28

Transportation as an air taxi operator. Therefore, to comply with restrictions imposed by U.S. aviation laws on foreign ownership of air carriers, Ardent's certificate of incorporation and bylaws will be amended upon the closing of the acquisition to reflect that at least 75% of the voting stock of Ardent is required to be held by U.S. citizens. Although Ardent's amended and restated
certificate of incorporation will contain provisions limiting non-citizen ownership of its voting stock, Avantair could lose its operating certificate, which allows it to conduct aircraft operations in the U.S., if such provisions prove unsuccessful in maintaining the required level of citizen ownership. Such loss would have a material adverse effect on Ardent. If Ardent determines that persons who are not citizens of the U.S. own more than the permitted percentage, currently 25%, of Ardent's voting stock, Ardent may redeem such stock or, if redemption is not permitted by applicable law or Ardent's Board of Directors, in its discretion, elects not to make such redemption, Ardent may restrict the voting rights of such excess shares. The required redemption would be at a price equal to the average closing price during the preceding 10 trading days, which price could be materially different from the current price of the common stock, or at a price at which the non-citizen acquired the voting stock, or at a price equal to the fair market value as determined by Ardent's Board of Directors, plus the amounts of any dividends or other distributions which may be owed to the stockholder. If a non-citizen purchases the voting stock, there can be no assurance that his stock will not be redeemed, which redemption could result in a material loss, or that he will be able to exercise full voting rights with respect to such voting stock. Such restrictions and redemption rights may make
Ardent's equity securities less attractive to potential investors, which may result in Ardent's publicly traded voting stock having a lower market price than it might have in the absence of such restrictions and redemption rights.

FUTURE ACQUISITIONS OF FIXED BASE OPERATIONS BUSINESSES OR OTHER ASSETS BY
ARDENT OR AVANTAIR WOULD SUBJECT ARDENT AND AVANTAIR TO ADDITIONAL BUSINESS,
OPERATING AND INDUSTRY RISKS, THE IMPACT OF WHICH CANNOT PRESENTLY BE EVALUATED,
AND COULD ADVERSELY IMPACT ARDENT'S OR AVANTAIR'S CAPITAL STRUCTURE.

        Avantair intends to pursue other acquisition opportunities following the closing of the acquisition. While neither Ardent nor Avantair is presently committed to any additional acquisition, Avantair is currently actively pursuing one or more potential acquisition opportunities. Acquisitions may be of fixed base operations businesses, operations in the aircraft industry or other businesses that may be complementary to Avantair's business. In addition, following the acquisition of Avantair, Ardent will not be limited to any particular industry or type of business that it may acquire. Accordingly, there is no current basis for you to evaluate the possible merits or risks of the particular business or assets that Ardent may acquire, or of the industry in which such business operates. To the extent Ardent acquires a financially unstable business, we may be affected by numerous risks inherent in the acquired business's operations. If Ardent acquires a business in an industry characterized by a high level of risk, it may be affected by the currently unascertainable risks of that industry. Although Avantair's management will endeavor to evaluate the risks inherent in a particular industry or target business, there can be no assurance that Avantair will properly ascertain or assess all of the significant risk factors.

        In addition, the financing of any acquisition after the Avantair acquisition could adversely impact Ardent's capital structure as any such financing would likely include the issuance of additional equity securities and/or the borrowing of funds. The issuance of additional equity securities may significantly reduce the equity interest of existing stockholders and/or adversely affect prevailing market prices for Ardent's common stock. If Ardent or Avantair incurs indebtedness, it could increase the risk of a default that would entitle the holder to declare such indebtedness due and payable and/or to seize any collateral securing the indebtedness. In addition, default under one debt instrument could in turn permit lenders under other debt instruments to declare borrowings outstanding under those other instruments to be due and payable pursuant to cross default clauses. Accordingly, the financing of future acquisitions could adversely impact our capital structure and your equity interest in Ardent.

        Except as required by law or the rules of any securities exchange on which Ardent's securities might be listed at the time Ardent seeks to consummate an acquisition, you will not be asked to vote on any proposed acquisition and you will not be entitled to exercise conversion rights in connection with any such acquisition.

AVANTAIR'S BUSINESS IS SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, WHICH CAN
RESULT IN INCREASED COSTS, DELAYS, LIMITS ON ITS OPERATING FLEXIBILITY AND
COMPETITIVE DISADVANTAGES.

        Commercial aircraft operators are subject to extensive regulatory requirements. Many of these requirements result in significant costs. For example, the Federal Aviation Administration (FAA) from time to time issues

                                       29

directives and other regulations relating to the maintenance and operation of aircraft, and compliance with those requirements drives significant expenditures.

        Moreover, additional laws, regulations, taxes and airport rates and charges have been enacted from time to time that have significantly increased the costs of commercial aircraft operations, reduced the demand for air travel or restricted the way we can conduct its business. For example, the Aviation and
Transportation Security Act, which became law in 2001, mandates the federalization of certain airport security procedures and imposes additional security requirements on airlines. Similar laws or regulations or other governmental actions in the future may adversely affect Ardent's business and financial results.

        Ardent's results of operations may be affected by changes in law and future actions taken by governmental agencies having jurisdiction over
Avantair's operations, including:

              o    changes in the law which affect the services that can be
                   offered by commercial aircraft operators in particular
                   markets and at particular airports;

              o    restrictions on competitive practices (for example court
                   orders, or agency regulations or orders, that would curtail a commercial aircraft operator's ability to respond to a
                   competitor);

              o    the adoption of regulations that impact customer service
                   standards (for example, new passenger security standards); or

              o    the adoption of more restrictive locally-imposed noise
                   restrictions.

        Also, Avantair is subject to various federal and state environmental statutes that are discussed in more detail under "Information About
Avantair--Environmental Regulation."

        The FAA has jurisdiction over many aspects of Avantair's business, including personnel, aircraft and ground facilities. Avantair is required to have an FAA Air Carrier Operating Certificate to transport personnel and property for compensation in aircraft it operates directly. The FAA certificate contains operating specifications that allow Avantair to conduct its present operations, but it is potentially subject to amendment, suspension or revocation in accordance with procedures set forth in federal aviation laws. The FAA is responsible for ensuring that Avantair complies with all FAA regulations relating to the operation of its aviation business, and conducts regular inspections regarding the safety, training and general regulatory compliance of its aviation operations. Additionally, the FAA requires Avantair to file reports confirming our continued compliance.

AVANTAIR COULD BE ADVERSELY AFFECTED BY A FAILURE OR DISRUPTION OF ITS COMPUTER,
COMMUNICATIONS OR OTHER TECHNOLOGY SYSTEMS.

        Avantair is highly dependent on its computer systems and call center software to operate its business. The systems and software on which Avantair relies to manage the scheduling and monitoring of its flights could be disrupted due to events beyond Avantair's control, including natural disasters, power failures, terrorist attacks, equipment failures, software failures and computer viruses and hackers. Further, the vendor of Avantair's scheduling software is a small business and highly dependent on the services of its founder. Any substantial or repeated failure of Avantair's systems or software could impact
Avantair's operations and customer service, result in a disruption in flight scheduling, the loss of important data, loss of revenues, increased costs and generally harm its business. Moreover, a catastrophic failure of certain of
Avantair's vital systems could limit its ability to operate flights for an indefinite period of time, which would have a material adverse impact on
Avantair's business.

AVANTAIR MAY NOT BE ABLE TO OBTAIN ACCEPTABLE CUSTOMER CONTRACTS COVERING ALL OF
THE FRACTIONAL INTERESTS OF ITS NEW AIRPLANES WHICH COULD ADVERSELY AFFECT
ARDENT'S PROFITABILITY.

        Avantair intends to substantially expand its fleet of airplanes. The fractional interests of Avantair's new airplanes may not be fully sold when they are placed into service. As a result, Ardent's financial performance could be adversely affected if Avantair is unable to sell all of the fractional interests in these aircraft.

                                       30

SALES OF FRACTIONAL INTERESTS IN EXCESS OF AVAILABLE FLEET CAPACITY COULD
ADVERSELY AFFECT AVANTAIR'S BUSINESS.

        Since fractional shareowners generally desire to enter a fractional program when they make their decision to purchase a fractional share, it is difficult for a fractional operator to pre-sell many shares in advance of receipt of additional aircraft. An aircraft fleet provides a finite level of capacity, and the addition of significant additional share owners to the usage base may require an increase in charter usage, which may not be economical. If
Avantair does not adequately manage the sales process and sells shares in excess of its available capacity, its business could be adversely affected.

AVANTAIR'S BUSINESS COULD BE ADVERSELY AFFECTED BY A FAILURE TO ATTRACT AND
RETAIN QUALIFIED PILOTS AND OTHER OPERATIONS PERSONNEL.

        Avantair's ability to attract and retain qualified pilots, mechanics, and other highly trained personnel will be an important factor in determining
Avantair's future success. Many of Avantair's customers require pilots of aircraft that service them to have high levels of flight experience. The market for these experienced and highly trained personnel is extremely competitive.
Accordingly, Ardent cannot assure you that Avantair will be successful in its efforts to attract and retain such persons. If Avantair is unable to attract and retain such persons, flight operations may be disrupted, which could have a negative effect on Ardent's results.

AVANTAIR'S BUSINESS IS AFFECTED BY MANY CHANGING ECONOMIC CONDITIONS BEYOND ITS
CONTROL WHICH MAY ADVERSELY AFFECT ITS RESULTS OF OPERATIONS.

        Ownership of fractional shares is likely considered a luxury item to consumers, especially compared to the costs associated with commercial air travel. As a result, a general downturn in economic, business and financial conditions, including recession, inflation and higher interest rates, could have an adverse effect on consumers' spending habits and could cause them to travel less frequently and, to the extent they travel, to travel using commercial air carriers or other means considered to be more economical than via a fractionally owned aircraft.

THE OPERATION OF AIRCRAFT IS DEPENDENT ON THE PRICE AND AVAILABILITY OF FUEL.
CONTINUED PERIODS OF HISTORICALLY HIGH FUEL COSTS MAY MATERIALLY ADVERSELY
AFFECT ARDENT'S OPERATING RESULTS.

        Ardent's operating results may be significantly impacted by changes in the availability or price of fuel for aircraft operated by Avantair. Fuel prices have increased substantially since 2004. Although Avantair is currently able to obtain adequate supplies of fuel, it is impossible to predict the price of fuel.
Political disruptions or wars involving oil-producing countries, changes in government policy, changes in fuel production capacity, environmental concerns and other unpredictable events may result in fuel supply shortages and additional fuel price increases in the future. Furthermore, Avantair bears the entire cost of fuel when repositioning aircraft. There can be no assurance that
Avantair will be able to fully recover its increased fuel costs by passing these costs on to its customers. In the event that Avantair is unable to do so,
Ardent's operating results will be adversely affected.

AVANTAIR'S RELIANCE ON CURRENT LAWS AND REGULATIONS WITH RESPECT TO THE
OPPORTUNITY TO CONDUCT SALES WITH FOREIGN CUSTOMERS AND FLIGHTS TO CURRENTLY
PERMITTED AREAS POSES A SIGNIFICANT RISK TO ITS BUSINESS PROSPECTS.

        Avantair's revenue and profitability are based in part on current laws and regulations by the federal government of the United States and the agencies thereof, including but not limited to the Department of Homeland Security, the
Department of State, the Department of Commerce and the Department of the
Treasury, allowing sales to and provision of services for foreign persons and flights to foreign locations that are permissible under current laws and regulations. Modification of such statutes and regulations could pose a significant risk to Avantair's business operations by reducing the pool of potential customers through the preclusion of foreign persons and the locations of permissible flights.

                RISKS ASSOCIATED WITH THE ACQUISITION AND ARDENT

ARDENT MAY NOT BE ABLE TO CONSUMMATE THE ACQUISITION, OR ANOTHER BUSINESS
COMBINATION, WITHIN THE REQUIRED TIME FRAME, IN WHICH CASE ARDENT WOULD BE
FORCED TO LIQUIDATE.

                                       31

        Ardent must complete a business combination with a fair market value of at least 80% of its net assets at the time of acquisition by March 2, 2007. If
Ardent fails to consummate the acquisition within the required time frame, it will be forced to liquidate.

IF ARDENT IS FORCED TO LIQUIDATE BEFORE A BUSINESS COMBINATION, ITS PUBLIC
STOCKHOLDERS WILL RECEIVE LESS THAN $6.00 PER SHARE UPON DISTRIBUTION OF THE
TRUST ACCOUNT, AND ITS WARRANTS WILL EXPIRE WORTHLESS.

        If Ardent is unable to complete the acquisition or another business combination and is forced to liquidate its assets, the per share liquidation value will be less than $6.00 because of the expenses related to its initial public offering, its operating expenses and the costs of performing due diligence for the acquisition, negotiating the stock purchase agreement and otherwise seeking a business combination. Furthermore, Ardent's warrants will expire worthless if it liquidates before the completion of a business combination.

THERE WILL BE A SUBSTANTIAL NUMBER OF SHARES OF ARDENT'S COMMON STOCK AVAILABLE
FOR RESALE IN THE FUTURE THAT MAY BE DILUTIVE TO ARDENT'S CURRENT STOCKHOLDERS
AND MAY CAUSE A DECREASE IN THE MARKET PRICE OF ARDENT'S COMMON STOCK.

        The consideration to be issued in the acquisition to Avantair's stockholders will be comprised of 7,000,000 shares of Ardent common stock, with the possibility of up to an additional 11,000,000 additional shares of Ardent common stock depending on Ardent's financial performance and the trading price of Ardent's common stock after the closing of the acquisition. In addition,
Ardent will issue to EarlyBirdCapital up to 210,000 shares of Ardent's common stock at the closing of the acquisition as payment for consulting services. None of these shares are initially being registered for resale. However, Ardent is obligated to file a "shelf" registration statement within 60 days following the acquisition of Avantair with respect to approximately 46% of the shares of
Ardent common stock issued at the closing of the acquisition, and to file additional "shelf" registration statements within 60 days following the issuance to Avantair's stockholders of the additional shares described above. See "The
Investors Rights Agreement" on Page 83. The Avantair stockholders who will receive the balance of the shares of Ardent common stock issued in the acquisition have agreed that their shares cannot be sold publicly until the expiration of the restricted periods set out in the Stockholders Agreement (a maximum of two years after the closing). See "The Stockholders Agreement" on page 80. In addition, warrants to purchase 13,800,000 shares of common stock issued in connection with Ardent's initial public offering, warrants to purchase
200,000 shares of common stock issued to John Waters pursuant to his employment agreement and warrants to purchase 146,000 shares of common stock issued to
EarlyBirdCapital will become exercisable at the closing of the acquisition as described under "Description of Ardent's Securities -- Warrants" on Page 122.
All of the common stock of Ardent issuable upon exercise of the warrants will be available for resale upon exercise. Lastly, 1,500,000 shares of Ardent common stock purchased by its initial stockholders prior to the initial public offering will be held in escrow until February 24, 2008, at which time they will be released from escrow and be eligible for resale in the public market subject to compliance with applicable law, and Ardent's initial stockholders are entitled to demand that Ardent register the resale of their shares of common stock at any time after the date on which their shares are released from escrow. The presence of this additional number of shares of common stock eligible for trading in the public market may have an adverse effect on the market price of Ardent's common stock.

ARDENT'S DIRECTORS MAY HAVE CERTAIN CONFLICTS IN DETERMINING TO RECOMMEND THE
ACQUISITION PROPOSAL SINCE CERTAIN OF THEIR INTERESTS, AND CERTAIN INTERESTS OF
THEIR AFFILIATES, ARE DIFFERENT FROM, OR IN ADDITION TO, YOUR INTERESTS
AS A STOCKHOLDER.

        Members of Ardent's Board of Directors have interests in the acquisition that are different from, or in addition to, your interests as a stockholder, including the fact that the shares of common stock owned by them, or their affiliates, would become worthless if the acquisition is not approved and Ardent otherwise fails to consummate a business combination prior to its liquidation date. Such shares, as of November 1, 2006, had a market value of approximately $7,817,220. Similarly, the warrants owned by such directors and affiliates to purchase 950,999 shares of common stock would expire worthless. In addition, if the acquisition is approved, it is expected that certain of Ardent's directors will continue to serve as such, and be compensated in such capacity. Moreover, if the acquisition is not consummated,
Ardent's directors have agreed to be liable for certain of its expenses in excess of Ardent's available cash. You should take these potential conflicts into account when considering the recommendation of Ardent's Board of Directors to vote in favor of the acquisition proposal.

                                       32

IF THE ACQUISITION'S BENEFITS DO NOT MEET THE EXPECTATIONS OF FINANCIAL OR
INDUSTRY ANALYSTS, THE MARKET PRICE OF ARDENT'S COMMON STOCK MAY DECLINE.

        The market price of Ardent's common stock may decline as a result of the acquisition if:

              o    Ardent does not achieve the perceived benefits of the
                   acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

              o    the effect of the acquisition on Ardent's financial results is not consistent with the expectations of financial or
                   industry analysts.

        Accordingly, investors may experience a loss as a result of a decreasing stock price and Ardent may not be able to raise future capital, if necessary, in the equity markets.

IF ARDENT IS UNABLE TO RECEIVE A LISTING OF ITS SECURITIES ON NASDAQ OR ANOTHER
NATIONAL SECURITIES EXCHANGE, THEN IT MAY BE MORE DIFFICULT FOR ITS STOCKHOLDERS
TO SELL THEIR SECURITIES.

        Shares of Ardent common stock, warrants and units are currently traded in the over-the-counter market and quoted on the OTCBB. Following the acquisition, Ardent anticipates that it will apply to have the common stock, warrants and units included in The NASDAQ Stock Market. The listing of the
Ardent common stock, warrants and units on The NASDAQ Stock Market or another national securities exchange is not a condition to the acquisition and there is no assurance that this listing will be obtained. If Ardent is unable to receive a listing or approval of trading of its securities on NASDAQ or another national securities exchange, then it may be more difficult for its stockholders to sell their securities.

ARDENT MAY ISSUE SHARES OF ITS COMMON STOCK AND PREFERRED STOCK TO COMPLETE A
FUTURE BUSINESS COMBINATION, WHICH WOULD REDUCE THE EQUITY INTEREST OF ARDENT'S
STOCKHOLDERS.

        Ardent's certificate of incorporation authorizes the issuance of up to
30,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. Ardent currently has
6,900,000 authorized but unissued shares of Ardent's common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of Ardent's outstanding warrants and unit purchase options) and all of the 1,000,000 shares of preferred stock available for issuance. If the acquisition proposal is approved, Ardent will amend its certificate of incorporation to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to 75,000,000 shares. Under the terms of the Stock Purchase Agreement, the stockholders of Avantair are entitled to receive 7,000,000 shares of Ardent common stock at the closing of the acquisition, with the possibility of receiving up to a total of 11,000,000 additional shares of Ardent common stock depending on Ardent's future financial performance and the future trading price of Ardent's common stock after the closing. In addition, Ardent has issued warrants for 146,000 shares of Ardent
Common Stock to EarlyBirdCapital in consideration for assisting Avantair in raising equity financing, and at the closing of the acquisition, Ardent will issue warrants for 200,000 shares of Ardent common stock to John Waters pursuant to his employment agreement and warrants for 210,000 shares of Ardent common stock to EarlyBirdCapital as a consulting fee. Although Ardent currently has no other commitments to issue any additional shares of its common or preferred stock, Ardent may in the future determine to issue additional shares of its common or preferred stock to complete a business combination. The issuance of additional shares of Ardent's common stock or preferred stock may significantly reduce the equity interest of stockholders and may adversely affect prevailing market prices for Ardent's common stock.

IF ARDENT'S STOCKHOLDERS EXERCISE THEIR RIGHT TO CONVERT THEIR SHARES INTO CASH,
ARDENT'S WORKING CAPITAL WOULD BE REDUCED AND MAY LIMIT AVANTAIR'S GROWTH AND
OPERATIONS.

        Pursuant to Ardent's certificate of incorporation, holders of shares issued in Ardent's initial public offering may vote against the merger and demand that Ardent convert their shares into a pro rata share of the trust account where a substantial portion of the net proceeds of the initial public offering are held, including all interest earned thereon. Ardent will not consummate the acquisition of Avantair if holders of 1,380,000 or more shares of common stock issued in Ardent's initial public offering exercise these conversion rights. To the extent the acquisition is

                                       33

consummated and holders have demanded to convert their shares, there will be a corresponding reduction in the amount of funds available to Ardent and Avantair following the acquisition. As of June 30, 2006, assuming the acquisition proposal is adopted, the maximum amount of funds that could be disbursed to the
Ardent stockholders upon exercise of their conversion rights is approximately
$7.6 million.

AN EFFECTIVE REGISTRATION STATEMENT MAY NOT BE IN PLACE WHEN AN INVESTOR DESIRES
TO EXERCISE WARRANTS, THUS PRECLUDING SUCH INVESTOR FROM BEING ABLE TO EXERCISE
HIS, HER OR ITS WARRANTS AND CAUSING SUCH WARRANTS TO BE PRACTICALLY WORTHLESS.

        No warrant will be exercisable and Ardent will not be obligated to issue shares of its common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the common stock issuable upon exercise of the warrant is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, Ardent has agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, Ardent cannot assure you that it will be able to do so, and if Ardent does not maintain a current prospectus related to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and Ardent will not be required to settle any such warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

                RISKS IF THE ADJOURNMENT PROPOSAL IS NOT APPROVED

IF THE ADJOURNMENT PROPOSAL IS NOT APPROVED, AND AN INSUFFICIENT NUMBER OF VOTES
HAVE BEEN OBTAINED TO APPROVE THE ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL
AND THE PLAN PROPOSAL, ARDENT'S BOARD OF DIRECTORS WILL NOT HAVE THE ABILITY TO
ADJOURN THE SPECIAL MEETING TO A LATER DATE IN ORDER TO SOLICIT FURTHER VOTES,
AND, THEREFORE, THE ACQUISITION PROPOSAL, NAME CHANGE PROPOSAL AND PLAN PROPOSAL
WILL NOT BE APPROVED.

        Ardent's Board of Directors is seeking approval to adjourn the special meeting to a later date if, at the special meeting, there are insufficient votes to approve the acquisition proposal and name change proposal. If the adjournment proposal is not approved, Ardent's Board of Directors will not have the ability to adjourn the special meeting to a later date and, therefore, will not have more time to solicit votes to approve the acquisition proposal, name change proposal and plan proposal. In such case, the acquisition proposal, the name change proposal and the plan proposal will not be approved. Since approval of the acquisition by Ardent's stockholders is a condition to completion of the acquisition, the acquisition would not be completed.

                                       34

                           THE ARDENT SPECIAL MEETING

ARDENT SPECIAL MEETING

        We are furnishing this document to you as part of the solicitation of proxies by Ardent's Board of Directors for use at the special meeting called to consider and vote upon the acquisition proposal, the name change proposal, the plan proposal and the adjournment proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

DATE, TIME AND PLACE

        We will hold the special meeting at 10:00 a.m., eastern time, on
__________, 200_, at the offices of Katten Muchin Rosenman LLP, 575 Madison
Avenue, New York, New York, to vote on the adoption of the acquisition proposal, the name change proposal, the plan proposal and the adjournment proposal.

PURPOSE OF THE SPECIAL MEETING

        At the special meeting, we are asking holders of Ardent common stock to:

              o    adopt the acquisition proposal and the amendments to Ardent's certificate of incorporation designed to ensure Ardent's
                   compliance with the citizenship requirements of U.S. aviation laws after completion of the acquisition and to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to 75,000,000 shares;

              o    adopt the name change proposal;

              o    adopt the plan proposal; and

              o    adopt the adjournment proposal.

        Ardent's Board of Directors:

              o    unanimously recommends that Ardent common stockholders vote
                   "FOR" the acquisition proposal;

              o    unanimously recommends that Ardent common stockholders vote
                   "FOR" the name change proposal;

              o    unanimously recommends that Ardent common stockholders vote
                   "FOR" the plan proposal; and

              o    unanimously recommends that Ardent common stockholders vote
                   "FOR" the adjournment proposal.

        Adoption by Ardent stockholders of the acquisition proposal is not conditioned on the adoption of the name change proposal, the plan proposal or the adjournment proposal. However, the adoption of the name change proposal and the plan proposal is conditioned upon the adoption of the acquisition proposal.

RECORD DATE; WHO IS ENTITLED TO VOTE

        The record date for the special meeting is _______, 200_. Record holders of Ardent common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 8,400,000 outstanding shares of Ardent common stock.

        Each share of Ardent common stock is entitled to one vote at the special meeting.

                                       35

        Ardent's initial stockholders have agreed, with respect to the acquisition proposal, to vote their 1,500,000 shares of Ardent common stock acquired prior to Ardent's initial public offering, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, in accordance with the vote of the majority of the shares of Ardent common stock issued in its initial public offering. The initial stockholders intend to vote all of their shares of Ardent common stock "FOR" the name change proposal, the plan proposal and the adjournment proposal.

        Ardent's issued and outstanding warrants do not have voting rights and record holders of Ardent warrants will not be entitled to vote at the special meeting.

VOTING YOUR SHARES

        Each share of Ardent common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Ardent common stock that you own.

        There are two ways to vote your shares of Ardent common stock at the special meeting:

              o    YOU CAN VOTE BY SIGNING AND RETURNING THE ENCLOSED PROXY
                   CARD. If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you
                   instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Ardent's Board
                   "FOR" the adoption of the acquisition proposal, the name
                   change proposal, the plan proposal and the adjournment
                   proposal.

              o    YOU CAN ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. We
                   will give you a ballot when you arrive. However, if your
                   shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

        IF YOU DO NOT VOTE YOUR SHARES OF ARDENT COMMON STOCK IN ANY OF THE WAYS
DESCRIBED ABOVE, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF
THE ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL, THE PLAN PROPOSAL AND THE
ADJOURNMENT PROPOSAL BUT WILL NOT HAVE THE EFFECT OF A DEMAND FOR CONVERSION OF
YOUR SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL
PORTION OF THE PROCEEDS OF ARDENT'S INITIAL PUBLIC OFFERING ARE HELD. TO
EXERCISE YOUR CONVERSION RIGHTS, YOU MUST AFFIRMATIVELY ELECT TO CONVERT YOUR
SHARES BY CHECKING THE APPROPRIATE BOX, OR DIRECTING YOUR BROKER TO CHECK THE
APPROPRIATE BOX, ON THE PROXY CARD AND ENSURE THAT THE PROXY CARD IS DELIVERED
PRIOR TO THE ARDENT SPECIAL MEETING.

WHO CAN ANSWER YOUR QUESTIONS ABOUT VOTING YOUR SHARES

        If you have questions, you may write, e-mail or call Morrow & Co., Inc.,
470 West Avenue, Stamford, CT 06902; email: Ardent.info@morrowco.com.
Stockholders, banks and brokerage firms, please call 800-607-0088.

NO ADDITIONAL MATTERS MAY BE PRESENTED AT THE SPECIAL MEETING

        This special meeting has been called only to consider the adoption of the acquisition proposal, the name change proposal, the plan proposal and the adjournment proposal. Under Ardent's by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

        In addition, representatives of Ardent's accountants are not expected to be present at the special meeting and accordingly will not make any statement or be available to respond to any questions.

                                       36

REVOKING YOUR PROXY

        If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

              o    You may send another proxy card with a later date;

              o    You may notify Barry J. Gordon, Ardent's Chairman and Chief
                   Executive Officer, in writing before the special meeting that you have revoked your proxy; and

              o    You may attend the special meeting, revoke your proxy, and vote in person.

VOTE REQUIRED TO ADOPT THE ACQUISITION PROPOSAL

        The affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock is required to adopt the acquisition proposal. Adoption of the acquisition proposal also requires the affirmative vote of a majority of the shares of Ardent's common stock issued in its initial public offering, which we sometimes refer to as the IPO shares. No vote of the warrant holders is necessary to adopt the acquisition proposal, and Ardent is not asking the warrant holders to vote on the acquisition proposal. Adoption of the acquisition proposal is not conditioned upon the adoption of the name change proposal, the plan proposal or adjournment proposal. However, if the holders of at least
1,380,000 IPO shares, or at least 20% of the total number of IPO shares, demand conversion of their shares into their pro rata portion of the trust account, then Ardent will not consummate the acquisition under the terms of Ardent's certificate of incorporation. See "Conversion Rights" below.

        An Ardent stockholder who votes in favor of the acquisition proposal is also voting to adopt amendments to Ardent's certificate of incorporation designed to ensure Ardent's compliance with the citizenship requirements of U.S.
aviation laws after completion of the acquisition, and to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to 75,000,000 shares.

        At the close of business on November 1, 2006, there were 8,400,000 shares of Ardent common stock outstanding, 6,900,000 of which were issued in
Ardent's initial public offering.

        Ardent's initial stockholders have agreed to vote their 1,500,000 shares of Ardent common stock acquired prior to Ardent's initial public offering, representing an aggregate of approximately 17.9% of the outstanding shares of
Ardent common stock, in accordance with the vote of the majority of the shares of Ardent common stock issued in its initial public offering.

CONVERSION RIGHTS

        As provided in Ardent's certificate of incorporation, holders of IPO shares may, if the stockholder votes against the acquisition, demand that Ardent convert their shares into cash. THIS DEMAND MUST BE MADE ON THE PROXY CARD AT
THE SAME TIME THAT THE STOCKHOLDER VOTES AGAINST THE ACQUISITION PROPOSAL. If so
demanded, Ardent will convert each share of common stock into a pro rata portion of the trust account in which $36,222,000 of the net proceeds of Ardent's initial public offering are held, plus interest earned thereon. Based on the amount of cash held in the trust account at June 30, 2006, you will be entitled to convert each share of common stock that you hold into approximately $5.50. If you exercise your conversion rights, then you will be exchanging your shares of
Ardent's common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to Ardent. If the acquisition is not completed, then these shares will not be converted into cash.

        The acquisition will not be consummated if the holders of at least
1,380,000 IPO shares, or at least 20% of the total number of IPO shares, exercise their conversion rights.

        PRIOR TO EXERCISING CONVERSION RIGHTS, ARDENT STOCKHOLDERS SHOULD VERIFY
THE MARKET PRICE OF ARDENT'S COMMON STOCK AS THEY MAY RECEIVE HIGHER PROCEEDS
FROM THE SALE OF THEIR COMMON STOCK IN THE PUBLIC MARKET

                                       37

THAN FROM EXERCISING THEIR CONVERSION RIGHTS. Ardent's shares of common stock are listed on the Over-the-Counter Bulletin Board under the symbol AACQ.

VOTE REQUIRED TO ADOPT THE NAME CHANGE PROPOSAL

        Adoption of the name change proposal requires the affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock. No vote of the warrant holders is necessary to adopt the name change proposal, and
Ardent is not asking the warrant holders to vote on the name change proposal.
Adoption of the name change proposal is conditioned upon the adoption of the acquisition proposal but is not conditioned on adoption of the plan proposal or the adjournment proposal.

        Ardent's initial stockholders intend to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the name change proposal.

VOTE REQUIRED TO ADOPT THE PLAN PROPOSAL

        Adoption of the plan proposal requires the affirmative vote of a majority of the shares of Ardent's common stock represented in person or by proxy at the meeting. No vote of the warrant holders is necessary to adopt the plan proposal, and Ardent is not asking the warrant holders to vote on the plan proposal. Adoption of the plan proposal is conditioned upon the adoption of the acquisition proposal but is not conditioned on adoption of the name change proposal or the adjournment proposal.

        Ardent's initial stockholders intend to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the plan proposal.

VOTE REQUIRED TO ADOPT THE ADJOURNMENT PROPOSAL

        Adoption of the adjournment proposal requires the affirmative vote of a majority of the shares of Ardent's common stock represented in person or by proxy at the meeting. No vote of the warrant holders is necessary to adopt the adjournment proposal, and Ardent is not asking the warrant holders to vote on the adjournment proposal. Adoption of the adjournment proposal is not conditioned upon the adoption of the acquisition proposal, the name change proposal or the plan proposal.

        Ardent's initial stockholders have agreed to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the adoption of the adjournment proposal.

IF YOU ABSTAIN FROM VOTING OR DO NOT VOTE, EITHER IN PERSON OR BY PROXY OR BY
VOTING INSTRUCTION, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION
OF THE ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL, THE PLAN PROPOSAL AND THE
ADJOURNMENT PROPOSAL, BUT NOT AS A DEMAND OF CONVERSION OF YOUR SHARES INTO A
PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH THE PROCEEDS OF ARDENT'S INITIAL
PUBLIC OFFERING ARE HELD. To exercise your conversion rights, you must affirmatively elect to convert your shares by checking the appropriate box, or directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to the Ardent special meeting.

BROKER NON-VOTES

        If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the acquisition proposal, the name change proposal, the plan proposal or the adjournment proposal. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a
"broker non-vote." ABSTENTIONS OR BROKER NON-VOTES HAVE THE SAME EFFECT AS A
VOTE "AGAINST" THE ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL, THE PLAN
PROPOSAL AND THE ADJOURNMENT PROPOSAL, BUT WILL NOT HAVE THE EFFECT OF ELECTING
TO EXERCISE YOUR CONVERSION RIGHTS. To exercise your conversion rights, you must affirmatively elect to convert your shares by checking the appropriate box, or

                                       38

directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to the Ardent special meeting.

SOLICITATION COSTS

        Ardent will bear all expenses incurred in connection with the solicitation of proxies. Ardent will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers and directors may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-pocket-expenses. In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf. The cost of soliciting proxies on our behalf will be approximately $5,500 plus costs and expenses.

STOCK OWNERSHIP

        At the close of business on the record date, Barry J. Gordon, Marc H.
Klee, Arthur H. Goldberg, Alan J. Loewenstein, Robert Sroka, Robert Brill and
Philip Goodman, who together comprise all of Ardent's directors and executive officers, together with their affiliates, beneficially owned 1,500,000 shares of
Ardent common stock, or approximately 17.9% of the outstanding shares of Ardent common stock. Such number does not include 950,999 shares of common stock issuable upon exercise of warrants held by Ardent's executive officers and directors. These 1,500,000 shares have a market value of approximately
$8,220,000 based on Ardent's common stock price of $5.48 per share as of
November 1, 2006. Those persons have agreed to vote their 1,500,000 shares of common stock acquired by them prior to the initial public offering in accordance with the vote of the majority of the shares issued in connection with Ardent's initial public offering. Mr. Gordon is currently Chairman of Ardent's Board of
Directors and Chief Executive Officer of Ardent. Mr. Klee is currently a member of Ardent's Board of Directors and President, Chief Financial Officer and
Secretary of Ardent. Messrs. Brill, Goldberg and Goodman are currently directors of Ardent. Messrs. Loewenstein and Sroka are each currently Vice Presidents of
Ardent. For more information on beneficial ownership of Ardent's common stock by executive officers, directors and 5% stockholders, see page 115.

                                       39

                            THE ACQUISITION PROPOSAL

        The discussion in this document of the acquisition and the principal terms of the Stock Purchase Agreement, dated as of October 2, 2006, by and among
Ardent and certain stockholders of Avantair, and the Letter Agreements, dated as of October 2, 2006, among Ardent, Avantair and certain stockholders of Avantair is subject to, and is qualified in its entirety by reference to, the Stock
Purchase Agreement and the Letter Agreements. A copy of the Stock Purchase
Agreement and the Letter Agreements are attached as Annexes A and B, respectively, to this document and is incorporated in this document by reference. We sometimes refer to the Stock Purchase Agreement and the Letter
Agreements collectively as the Stock Purchase Agreement.

GENERAL DESCRIPTION OF THE ACQUISITION

        The acquisition involves the purchase all of the outstanding shares of capital stock of Avantair by Ardent.

BACKGROUND OF THE ACQUISITION

        The terms of the Stock Purchase Agreement are the result of arm's-length negotiations between representatives of Ardent and Avantair. The following is a brief discussion of the background of these negotiations, the acquisition and related transactions.

        Ardent is a blank check company organized as a corporation under the laws of the State of Delaware on September 14, 2004. On March 2, 2005, Ardent
successfully consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $37,227,000. Ardent's common stock, warrants to purchase common stock and units consisting of one share of common stock and two warrants to purchase common stock are listed on the
Over-the-Counter Bulletin Board under the symbols AACQ, AACQW and AACQU, respectively. $36,222,000 of the net proceeds of the initial public offering was placed in a trust account and will be released to Ardent upon consummation of the acquisition or upon the liquidation of Ardent. Subsequent to its initial public offering, Ardent's officers and directors commenced an active search for a prospective operating business. Other than its initial public offering and the pursuit of a business combination, Ardent has not engaged in any business to date. If Ardent does not consummate a business combination by March 2, 2007, then, pursuant to article sixth of its certificate of incorporation, as amended,
Ardent's officers must take all actions necessary to dissolve and liquidate
Ardent within 60 days. As of June 30, 2006, $37,919,489, including interest, was held on deposit in the trust account.

        Following its initial public offering, Ardent contacted numerous investment banks, private equity firms and business brokers in an effort to identify a suitable target company for an acquisition. From and after March
2005, Ardent reviewed and evaluated more than seventy prospective target businesses. In August 2005, Ardent entered into a preliminary letter of intent with one of these companies, which included specified levels of merger consideration. The recipient agreed to this preliminary letter of intent, subject to due diligence. Ultimately both parties decided not to proceed further and the preliminary letter of intent expired 90 days after execution. Ardent chose not to proceed due to concerns about the depth of the target company's management team, and the target company opted to pursue private financing as an alternative. The proposal was not presented to the Ardent Board of Directors for consideration. In February 2006, Ardent entered into a second preliminary letter of intent with another target company, which included specified levels of merger consideration. Ardent chose not to proceed further with this transaction due to the target company's inability to achieve certain operational and financial targets, which were considered critical to Ardent's management team. This preliminary letter of intent expired 75 days after it was executed. This proposal was not presented to the Ardent Board of Directors for consideration.
In August 2006, Ardent entered into one additional preliminary letter of intent, which included specified levels of merger consideration. This letter of intent terminated 60 days after it was executed. This proposal was not presented to the
Ardent Board of Directors for consideration.

        Throughout the course of Ardent's discussions and negotiations with other targets, various issues arose with the companies being considered, including an inability to agree on valuation, unfavorable issues identified in the due diligence process, lack of anticipated growth of the target company's business, and perceived issues with the overall structure of the transaction, as well as accounting and regulatory issues. Accordingly, although many of the opportunities were discussed with the Ardent Board of Directors, none of them proved to be a satisfactory candidate

                                       40

for a merger or acquisition and no proposals were submitted to the Ardent Board of Directors for formal consideration and approval other than with respect to the proposed acquisition of Avantair.

        Avantair, a Nevada corporation, is engaged in the sale and management of fractional ownerships of professionally piloted aircraft for personal and business use. Avantair operates fixed flight based operations, aircraft maintenance, concierge services to customers from a hangar and office location in Clearwater, Florida. Avantair anticipates opening a second fixed base operation in Camarillo, California and is currently in discussions to add a similar facility in Caldwell, New Jersey. Avantair is the fifth largest company in the North American fractional aircraft industry. Avantair presently operates
28 aircraft with 75 additional aircraft on order. Avantair expects to have approximately 40 aircraft in its fleet by June 30, 2007.

        In March 2006, John Waters, Avantair's Chief Financial Officer, had
begun exploring options with respect to a financing or sale transaction involving Avantair and was introduced to Harvey Granat, an Ardent stockholder, through a mutual acquaintance. On March 23, 2006, Mr. Granat forwarded this information to Marc H. Klee, Ardent's President and Chief Financial Officer and
member of its Board.

        On March 24, 2006, various members of the Ardent management team had an initial telephonic meeting with management of Avantair. As a consequence of that conversation, a meeting between Avantair's management and Barry J. Gordon,
Ardent's Chairman and Chief Executive Officer, and Arthur H. Goldberg, a member of Ardent's Board of Directors, was held on March 31, 2006 in both Palm Beach,
Florida and at Avantair's corporate headquarters at the Clearwater/St.
Petersburg International Airport in Florida. Attending that meeting on behalf of
Avantair were Steven Santo, Chief Executive Officer, John Waters, Chief
Financial Officer and Alfred Rapetti, who was then Avantair's Chairman. Several additional phone conversations were held over the following weeks, and preliminary due diligence information was obtained from Avantair while Ardent conducted initial reference checks. While Avantair's financial statements were unaudited at that point, both Ardent's and Avantair's management agreed that the value of Avantair would stem from cash flow generation. As information was provided to Ardent, and as Ardent better understood Avantair's business model, both parties began to view the value of Avantair utilizing a methodology which was based upon cash EBITDA, a measure not recognized under generally accepted accounting principles. "Cash EBITDA" can be summarized as a company's net income before interest, taxes, depreciation and amortization, each of which was to be determined on a consolidated basis in accordance with US generally accepted accounting principles (consistently applied), provided, that any revenues generated by Avantair with respect to sales of aircraft (or interests therein)
are to be treated as recognized in the fiscal year of sale. It was understood by both parties that there were no comparable public companies to utilize for valuation since Avantair's four principal competitors were subsidiaries of much larger companies. Also discussed, but not ultimately utilized as a valuation methodology, was the underlying asset values, primarily the value of contracts for future aircraft deliveries, the various FAA certificates, and the future stream of management fees. These methods were not utilized because Ardent's management believed that the cash flow methodology took the asset values into account.

        On March 28, 2006, during a weekly conference call among members of
Ardent's management and members of its Board of Directors, Avantair was first discussed, and it was one of the topics of conversation in subsequent conference calls, along with various other potential transactions. During the April 11,
2006, Ardent conference call, the valuation of Avantair was noted for the first time.

        On April 28, 2006, Messrs. Gordon and Goldberg again met with Avantair's management, and a follow-up meeting was held on May 16, 2006, including Messrs.
Gordon and Klee, and Philip Goodman, a member of Ardent's Board. At that time, it became clear that Avantair required capital for aircraft deposits, progress payments on aircraft to be delivered over the coming months and for the opportunity to expand its fixed base operations, or FBO, business.

        On the May 2, 2006 Ardent weekly conference call, following the April 28 in-person meeting, a term sheet was discussed. The term sheet had been drafted the day before and had been circulated to the various members of the Ardent team. The term sheet was presented to Avantair on May 2, 2006. The terms were essentially identical to those set forth in the subsequent signed non-binding letter of intent with respect to the acquisition.

        On June 5, 2006, a draft non-binding letter of intent was presented by
Ardent to Avantair. After some negotiations, on June 20, 2006 Ardent and
Avantair signed the non-binding letter of intent setting forth the terms of

                                       41

Ardent's proposed acquisition of all of the capital stock of Avantair. The letter of intent provided for a period of exclusivity of the greater of either
60 days or 14 days following the receipt of Avantair's audited financial statements for the 2004, 2005 and 2006 fiscal years, during which time Avantair agreed not to discuss merger with or a sale to any other entity. The terms in the letter of intent differ in several respects from the final terms reflected in the Stock Purchase Agreement. The initial terms and the subsequent changes were:

              o    At closing Ardent was to issue 12,000,000 shares in exchange for Avantair's capital stock subject to adjustment based upon net debt outstanding. This was subsequently adjusted to
                   7,000,000 shares without a debt adjustment.

              o    The letter of intent was silent regarding any portion of the purchase price being held in escrow. An escrow fund of
                   1,750,000 shares was subsequently agreed to in the Stock
                   Purchase Agreement.

              o    Incentives based upon Cash EBITDA (as defined below) were
                   established. If the combined company earned $10,000,000 in
                   Cash EBITDA in the fiscal year ending June 30, 2007, Ardent would issue 2,000,000 additional shares to Avantair's
                   stockholders. This was subsequently reduced to 1,000,000
                   shares in the event Ardent achieves $6,000,000 in Cash EBITDA in the fiscal year ending June 30, 2007.

              o    If the combined company earned $25,000,000 in Cash EBITDA in the fiscal year ending June 30, 2008, Ardent was to issue an additional 7,000,000 shares to Avantair's stockholders. This was subsequently reduced to 5,000,000 shares in the event the combined company achieves $20,000,000 in Cash EBITDA in the fiscal year ending June 30, 2008.

              o    The letter of intent provided for two incentives based on
                   Ardent's stock price. Ardent was to issue 2,000,000 shares to
                   Avantair's stockholders in the event that Ardent's closing stock price for 20 trading days within any 30 trading day
                   period achieved at least $8.50 per share by February 23, 2009 and an additional 2,000,000 shares in the event that Ardent's closing stock price for 20 trading days within any 30 trading day period achieved at least $10.00 per share by February 23,
                   2009. In the Stock Purchase Agreement, the second incentive was eliminated and the first incentive was adjusted to an
                   issuance of 5,000,000 shares in the event that the Ardent's closing stock price achieves at least $8.50 per share for 20 trading days within any 30 trading day period by February 23,
                   2009.

              o    Cash EBITDA was defined in the Letter of Intent as the
                   combined company's earnings before interest, taxes,
                   depreciation and amortization, each of which was to be
                   determined on a consolidated basis in accordance with US
                   generally accepted accounting principles (consistently
                   applied) for the applicable fiscal year then ended and set forth on Ardent's audited financial statements, provided,
                   that any revenues generated by Avantair with respect to sales of aircraft (or interests therein) are to be treated as
                   recognized in the fiscal year of sale, and provided, further, that for the purposes of the calculations, such calculation will not reflect any expenses or charges related to or
                   arising from the issuance of stock options, if any, by
                   Avantair or the issuance of stock to employees of Avantair prior to the closing of the acquisition at prices below
                   then-current fair market values.

        Subsequent to signing the letter of intent in June, Ardent received significantly more due diligence materials and made customer checks and obtained industry information. Many additional in-person and telephonic discussions were held in the subsequent weeks, including a meeting on August 11, 2006 in New York which was attended by representatives of both companies and their legal counsel.
Following this meeting, as a consequence of the ongoing discussions between the parties, and Ardent gaining a better understanding of the various aspects of
Avantair's business, operations and financial condition, the revised terms of the transaction were established. This occurred on September 5, 2006 at a meeting of management teams of both companies, along with representatives of
EarlyBirdCapital, which acted as a consultant to Ardent in connection with the acquisition. The revised terms reflected continuing losses generated by Avantair due to its inability to obtain aircraft because its aircraft supplier was unable to get timely certification from the FAA. In addition, it became apparent that
Avantair's business model

                                       42

required more capital than Ardent had originally anticipated, and these capital needs were reflected in the revised terms. Later that same day, Mr. Rapetti resigned as chairman of Avantair. Subsequently, in a letter dated September 12,
2006, Mr. Rapetti returned a majority of the shares he beneficially owned in
Avantair to facilitate Avantair's raising of additional external equity financing. On September 25, 2006, a meeting among Ardent, Avantair,
EarlyBirdCapital and legal counsel for each of Ardent and Avantair was held in
New York to discuss the remaining open items with respect to the transaction.
Final terms were agreed to at that meeting and in various telephone discussions among the parties and their counsel during the following week.

        In addition to the internal due diligence conducted by Ardent personnel,
Ardent employed both legal and financial due diligence teams. Ardent and
Avantair spoke frequently and met both in Clearwater, at Avantair's headquarters, and in New York on a number of occasions. As a consequence of the financial shortfall which led to the revaluation of the terms of the transaction noted above, both companies felt that an infusion of additional equity capital was a necessity, and consequently Avantair employed the services of
EarlyBirdCapital to assist in that process. In conjunction with the signing of the Stock Purchase Agreement on October 2, 2006, Avantair raised an aggregate of
$9.0 million in equity financing from the sale of 3,237,410 shares of its class
A common stock. These investors included Steven Santo, John Waters, Kevin
McKamey, Avantair's Executive Vice President, and Jeffrey Kirby, a stockholder and former director of Avantair, as well as thirteen outside investors who were introduced to Avantair by EarlyBirdCapital. As compensation for introducing these investors to Avantair, EarlyBirdCapital received an aggregate of $730,000 in cash and 146,000 of Ardent's publicly traded warrants. These investors received registration rights with respect to the shares of Ardent common stock they will receive upon the closing of the acquisition (along with any shares received as part of the deferred payments) as well as registration and other rights with respect to Avantair in the event that the acquisition is not consummated. In addition, Avantair was able to draw down an additional $7.6 million in debt from CNM, Inc., an existing creditor of Avantair. This draw was conditioned on Avantair executing a new loan agreement with CNM, Inc., which included a security interest on all of Avantair's assets and the requirement that the total amount owed to CNM, Inc. by Avantair would be reduced from approximately $25 million to under $10 million within seven days following the closing of the acquisition. Ardent acknowledged this repayment obligation to
CNM, Inc. as part of this loan agreement.

        On September 28, 2006, Ardent's Board of Directors met by conference telephone call to again discuss the terms of the prospective acquisition and related financing transactions. At this telephonic meeting, representatives of
Capitalink, L.C., Ardent's financial advisor retained to render its opinion as to the fairness of the acquisition and related common stock issuance and other matters, presented a summary of its analyses and findings and orally rendered its opinion that the purchase price to be paid in the acquisition was fair, from a financial point of view, to Ardent's stockholders, and that the fair market value of Avantair was at least equal to 80% of Ardent's net assets. Based on its review of the terms of the acquisition and related financing transactions, and based on the Capitalink opinion and other matters discussed below, Ardent's
Board of Directors unanimously approved the acquisition and authorized the execution of the Stock Purchase Agreement and the other documents related to the acquisition.

        On October 2, 2006, after the close of business, Ardent and the stockholders of Avantair entered into the Stock Purchase Agreement and related agreements, and on October 3, 2006 prior to the opening of the stock markets publicly announced their agreement through a joint press release.

FACTORS CONSIDERED BY THE ARDENT BOARD IN APPROVING THE ACQUISITION

        In approving the Stock Purchase Agreement, Ardent's Board of Directors
relied on financial and other information relating to Avantair, the competitive environment, and the industry fundamentals. Ardent's Board also relied on a financial and legal due diligence review of Avantair, including a review of
Avantair's customer and supplier relationships and credit arrangements. Ardent's
Board of Directors considered a wide variety of factors in connection with its evaluation of the acquisition. In light of the complexity of those factors, the
Ardent Board did not consider it practical to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Ardent Board may have given different weight to different factors.

        Ardent's Board of Directors considered the factors below, in addition to the Risk Factors described starting on page 25 above, in reaching its conclusion to adopt the Stock Purchase Agreement and approve the acquisition.

                                       43

        OPERATING CHARACTERISTICS OF THE INDUSTRY

        An important factor for the Ardent Board of Directors is the belief that the sale of fractional aircraft units is a growing business which will be enhanced by demographic changes and the continuing deterioration of the commercial airline service. According to AvData, an industry source, fractionally owned aircraft totaled 8 aircraft in 1986 and have increased to 952 aircraft as of May 2006, with fractional interests held by approximately 5,900 owners. Ardent's Board believes that the number of fractional aircraft has grown due to an increase in choices of price, size and range of available aircraft.
Ardent's Board also believes that market growth has been enhanced by growth in net worth of individuals, resulting in a broader consumer base for fractional interests. Ardent's Board further believes that the threat of terrorist attacks, coupled with rising fuel prices, have caused commercial airlines to reduce service (both frequencies and non-stop destinations) and have led to longer security check-in times, both of which have resulted in inefficiencies for consumers. Ardent's Board believes that Avantair is well positioned to take advantage of these trends.

        ADVANTAGES OF THE PIAGGIO AVANTI AIRCRAFT

        Another important factor for the Ardent Board of Directors is the type of aircraft which comprise Avantair's fleet. Currently, Avantair flies the
Piaggio Avanti P-180, a light turboprop aircraft model which competes on a price basis with light jets, but has the cabin size of a mid-sized jet. While it is only slightly slower than comparably priced aircraft, the Avanti uses 30%-50%
less fuel than such aircraft, leading to lower operating costs. Using September
2006 data, the fractional owner of an Avanti's pays annual operating costs which are 40% lower than the CitationShares' Citation CJ3 and 37%-39% less than the
Hawker 400XP (from NetJets and Flight Options, respectively) (source: BCA,
ARG/US, and Avantair pricing sheets). In addition, Ardent's Board believes that the Avanti's amenities and short runway capability, which is unmatched by the principal competitors, provide Avantair with additional competitive advantages.

        INDEPENDENT OF AIRCRAFT MANUFACTURERS

        Another important factor for the Ardent Board of Directors is that
Avantair is not owned by or affiliated with any aircraft manufacturer as opposed to several of Avantair's competitors. Three of Avantair's four primary competitors are subsidiaries of large companies which also produce business jets. As a consequence, Ardent's Board believes that Avantair would be likely to have flexibility to evaluate all of the aircraft available to them in a given market niche and to purchase the aircraft which would provide Avantair with the most competitive advantages.

        DIVERSIFIED REVENUE STREAMS

        Another important factor for the Ardent Board of Directors is its belief that Avantair will benefit from two primary revenue streams: sales of fractional shares in aircraft and monthly management fees. Fractional aircraft sales provide income on the spread between the pricing provided by manufacturers to the fractional aircraft companies, such as Avantair, which place orders in advance and order in volume, and the selling of fractional shares to their customers. Monthly management fees provide a 60-month stable revenue stream, enhanced by a fuel surcharge which reduces the impact of changing energy prices.
In addition, with the recent introduction of fixed base operation (FBO) service,
Ardent's Board of Directors believes that Avantair should benefit from both the continuing growth of secondary and tertiary airports and from the expected growth of low cost very light jets.

        PREDICTABLE CASH FLOWS

        Another important factor for the Ardent Board of Directors is the consistent monthly management fee charged by Avantair to fractional owners.
Ardent's Board believes that this consistent fee makes it easier for Avantair to meet its costs, generate income and predict cash flows and for fractional owners to budget their costs, as opposed to Avantair's competitors who charge hourly fees. Avantair charges a fuel surcharge, which is based upon any price above
$2.40 per gallon, as an add-on to its management fees which partially offsets higher fuel prices. Ardent's Board believes that this surcharge is less than the level charged by Avantair's competitors, giving Avantair an additional pricing advantage over its competitors.

                                       44

        POTENTIAL TO REALIZE ECONOMIES OF SCALE

        Another important factor for the Ardent Board of Directors is that
Avantair's costs are likely to decline as a percentage of revenue as Avantair uses Ardent's current levels of capital resources to grow Avantair's fleet size and spread the costs for items such as the call center and flight scheduling over a greater revenue base. Ardent's Board also believes that Avantair's FBO business should also reduce fuel costs for internal usage of aircraft due to the advantages of purchasing in volume.

        LOWER CAPITAL REQUIREMENTS THAN GENERALLY FOUND IN THE AVIATION INDUSTRY

        Another important factor for the Ardent Board of Directors is its belief that Avantair's capital requirements on a long-term basis will not be significant. Ardent's Board believes that the fractional ownership sector is not nearly as capital intensive as the traditional airline and charter industries because Avantair only needs to make deposits on aircraft and some limited progress payments prior to accepting deliveries of aircraft, with the remainder of the purchase price for aircraft funded through fractional shares sold in advance of delivery of the aircraft.

        COMMITTED AND EXPERIENCED MANAGEMENT TEAM WITH INTERESTS ALIGNED WITH
        STOCKHOLDERS

        Another important factor for the Ardent Board of Directors is the commitment and experience of Avantair's management team. Many members of
Avantair's senior management team have had significant experience in the aviation industry in general and in the fractional area in particular. In addition, Steven Santo, Avantair's founder and Chief Executive Officer, and other members of Avantair's management team are exchanging all of their shares in Avantair for shares of Ardent, and Mr. Santo and members of Avantair's senior management team purchased additional shares, together with outside investors, in
Avantair's recent equity financing, which occurred in conjunction with the signing of the Stock Purchase Agreement. Ardent's Board considered these actions to evidence a commitment by Avantair's management team.

        OPPORTUNITIES FOR GROWTH WITH ADDITIONAL CAPITAL

        Another important factor for the Ardent Board of Directors is Avantair's opportunities for growth in the fractional ownership business through the use of
Ardent's capital as well as cash generated from operations. Currently, due to a relatively small fleet and the fleet's limited operating range, Avantair's sales force only covers limited geographical regions. Ardent's Board believes Avantair will be able to use Ardent's capital to expand the number and types of aircraft operated by Avantair, as well as expand Avantair's sales force, resulting in an increase in revenues in geographic regions beyond Avantair's current geographic base. Longer term, through the use of capital provided by Ardent, Ardent's Board believes that Avantair will have the ability to expand its fleet to target price points above and below its current offerings.

        Ardent's Board of Directors considered a variety of risks and other potentially negative factors associated with Avantair, including the Risk
Factors described starting on page 25 and those factors listed below.

        HISTORY OF LOSSES

        Since inception, Avantair has recorded net losses in each fiscal year.
Ardent's Board cannot be certain when, or if, in the future Avantair will generate net income.

        NEGATIVE CASH FLOW

        As a result of Avantair's history of net losses, Avantair has generated negative cash flow since inception. Ardent's Board cannot be certain when, or if, in the future Avantair will generate positive cash flow.

        MANAGEMENT SYSTEMS AND PERSONNEL

        Avantair's finance and accounting departments will need additional resources and staffing to manage and administer future growth and reporting requirements.

                                       45

        LACK OF PUBLIC COMPARABLES FOR STOCK EVALUATION

        Avantair's principal competitors are primarily relatively small divisions of larger public companies. It may, therefore, be difficult for investors to measure Avantair's performance relative to its competitors, which could adversely affect the trading price of Ardent's common stock.

        COMPLETION OF THE ACQUISITION

        If the acquisition is not completed, Ardent will be required to liquidate under the terms of its certificate of incorporation.

        Ardent's Board of Directors considered all of the foregoing factors as a whole and concluded that it supported a favorable determination to approve the acquisition and recommend it to Ardent's stockholders.

FAIRNESS OPINION

        In addition to the factors listed above and the Risk Factors described starting on page 25 above, Ardent's Board of Directors considered Capitalink
L.C.'s Fairness Opinion described below in reaching the conclusion to approve the acquisition.

        Capitalink, L.C. made a presentation to Ardent's Board of Directors on
September 28, 2006 and subsequently delivered its written opinion to the Board of Directors, which stated that, as of September 28, 2006, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the Fairness Opinion, (i) the purchase price that Ardent proposes to pay to Avantair's stockholders is fair, from a financial point of view, to Ardent's stockholders, and (ii) the fair market value of Avantair is at least equal to 80% of Ardent's net assets. The amount of the purchase price was determined pursuant to negotiations between Ardent and Avantair and not pursuant to recommendations of Capitalink. The full text of the written opinion of
Capitalink is attached as Annex H and is incorporated by reference into this proxy statement.

        You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

        The Capitalink opinion is for the use and benefit of Ardent's Board of
Directors in connection with its consideration of the acquisition and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the acquisition. Capitalink was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the transaction as compared to any alternative business strategy that might exist for Ardent, its underlying business decision to proceed with or effect the acquisition, and other alternatives to the acquisition that might exist for us. Capitalink does not express any opinion as to the underlying valuation or future performance of Avantair or the price at which our securities might trade at any time in the future.

        In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

              o    Reviewed the draft Stock Purchase Agreement dated September
                   27, 2006.

              o    Reviewed publicly available financial information and other data with respect to Ardent, including the Annual Report on
                   Form 10-KSB for the year ended December 31, 2005 and the
                   Quarterly Report on Form 10-QSB for the six months ended June
                   30, 2006.

                                       46

              o    Reviewed non-public information and other data with respect to Avantair, including audited financial statements for the three years ended June 30, 2006, financial projections for the three years ending June 30, 2009, and other internal
                   financial information and management reports.

              o    Reviewed and analyzed the transaction's pro forma impact on
                   Ardent's outstanding securities and stockholder ownership.

              o    Considered the historical financial results and present
                   financial condition of both Ardent and Avantair.

              o    Reviewed certain publicly available information concerning the trading of, and the trading market for, Ardent's common stock.

              o    Reviewed and analyzed the indicated value of the purchase
                   price.

              o    Reviewed and analyzed Avantair's projected unlevered free
                   cash flows and prepared a discounted cash flow analysis.

              o    Reviewed and compared the net asset value of Ardent to the indicated enterprise value range of Avantair.

              o    Reviewed and discussed with representatives of Ardent and
                   Avantair management certain financial and operating
                   information furnished by them, including financial analyses with respect to Avantair's business and operations.

              o    Performed such other analyses and examinations as were deemed appropriate.

        In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of Ardent and
Avantair management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections used by Capitalink were prepared by Avantair management and are not to be interpreted as projections of future performance (or "guidance") by
Avantair. Capitalink did not evaluate the solvency or fair value of Ardent or
Avantair under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. Capitalink did not make a physical inspection of the properties and facilities of Ardent and Avantair and did not make or obtain any evaluations or appraisals of either company's assets and liabilities
(contingent or otherwise). In addition, Capitalink did not attempt to confirm whether Ardent and Avantair had good title to their respective assets.

        Capitalink assumed that the transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities
Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations.
Capitalink assumes that the transaction will be consummated substantially in accordance with the terms set forth in the Stock Purchase Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to Ardent's stockholders.

        Capitalink's analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of,
September 28, 2006. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

        In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. The summary of
Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex

                                       47

process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each factor that it considered. In addition, Capitalink may have given various factors more or less weight than other factors, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the value of Avantair's assets. The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold.
Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

        The analyses performed were prepared solely as part of Capitalink's analysis of the fairness, from a financial point of view, of the purchase price to our stockholders, and were provided to our board of directors in connection with the delivery of Capitalink's opinion. The opinion of Capitalink was just one of the many factors taken into account by our board of directors in making its determination to approve the transaction, including those described elsewhere in this proxy statement/prospectus.

        PURCHASE PRICE ANALYSIS

        Capitalink calculated an indicated value for the purchase price of approximately $37.5 million based on 7 million shares to be issued to Avantair stockholders at $5.35 per share (the trading price of Ardent stock as of
September 25, 2006). Capitalink assumed that no additional shares will be issued pursuant to any deferred purchase price or additional consideration as
Avantair's projections utilized by Capitalink did not achieve the targets necessary to trigger these additional share issuances.

        VALUATION OVERVIEW

        Capitalink generated an indicated valuation range for Avantair based on a discounted cash flow analysis as more fully discussed below. Due to the lack of comparable companies and transactions, other methodologies commonly used in valuing companies were not used in the analysis. Capitalink arrived at an indicated equity value range of approximately $40.0 million and approximately
$52.0 million. Capitalink noted that Avantair's indicated equity value range is higher than the indicated value of the purchase price.

        As of the date of the opinion, Avantair was in the process of securing approximately $15.6 million in a combined equity raise and bridge loan facility.
Capitalink assumed that Avantair will receive this funding prior to the close of the transaction and was therefore included in Avantair's value.

        DISCOUNTED CASH FLOW ANALYSIS

        A discounted cash flow analysis estimates value based upon a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

        While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

        Capitalink utilized the forecasts provided by Avantair management, which project strong future growth in cash adjusted revenues (which do not equate to those reported by Avantair using generally accepted accounting principles) from
FY2006 to FY2009 from approximately $78.7 million to $188.7 million, respectively. This

                                       48

represents a compound annual growth rate of approximately 33.8% over the period.
Avantair's growth reflects an increase in fractional aircraft shares sold and a corresponding growth in management fees as a result of a growing fractional owner base.

        The projections utilized by Capitalink in evaluating Avantair's business model are set forth below. These projections were based on information provided by Avantair during the course of the due diligence process. They were prepared on the assumption that Avantair would continue its business and operations as currently conducted and did not incorporate, amongst other factors, the expansion of aircraft types.

        The projections demonstrate an improvement in Cash EBITDA (as defined below) from FY2006 to FY2009, from approximately $(1.1) million to $21.7 million. This represents an improvement in Avantair's Cash EBITDA margin from
(1.4)% to 11.5%. For purposes of Capitalink's analyses, "Cash EBITDA" means earnings before interest, taxes, depreciation and amortization, adjusted for changes in deferred revenue and deferred aircraft costs. Avantair's improving profitability reflects a widening fractional owner base as Avantair projects to sell more aircraft shares. The resulting increase in maintenance and management fees provides sufficient economies of scale for Avantair to become less dependent on aircraft share sales.

-------------------------------------------------------------------------------------------------

                                                          ---------------------------------------
                                                                        PROJECTED
                                                          ---------------------------------------
                                                                      FYE June 30
                                                             (dollar amounts in thousands)
                                                          ---------------------------------------
                                                             2007          2008         2009
                                                          ---------------------------------------

FINANCIAL DATA
-------------------------------------------------------------------------------------------------

    Fractional Aircraft Shares Sold                       $   96,399   $   85,800    $   79,200
    Maintenance and Management Fees                           45,792       74,992        99,616
    Other Revenue                                              3,381        9,900         9,900
                                                          ------------ ------------- ------------
    Total Cash Revenue                                    $  145,572   $  170,692    $  188,716
                                                          ============ ============= ============

    Cash EBITDA                                           $      561   $   16,777    $   21,718

MARGIN AND GROWTH ANALYSIS

    Cash EBITDA Margin                                          0.4%         9.8%         11.5%
    Cash Revenue Growth                                        84.9%        17.3%         10.6%

AIRCRAFT PURCHASES AND SALES (EXCLUDING CORE PLANES)

    Beginning Aircraft Fleet                                      21           38            51
    Aircraft Purchases                                            17           13            12
                                                          ------------ ------------- ------------
    Ending Aircraft Fleet                                         38           51            63
                                                          ============ ============= ============

    Shares Sold During Period                                  272.0        208.0         192.0
    Shares Sold (Cumulative)                                   592.5        800.5         992.5

-------------------------------------------------------------------------------------------------

                                       49

        "Other Revenue" is comprised of demonstration flight fees and the net revenues (revenues less expenses) of fixed base operations.

        Some of the significant assumptions used in preparing the projections included:

    o   Fractional aircraft revenues are recorded in the year of sale (not in accordance with EITF 00-21);

    o   Fractional aircraft share price rises on July 1, 2007 from $405,000 to
        $415,000 per 1/16th share and do not rise through the 2009 fiscal year;

    o   Avantair does not augment its fleet with additional and/or different aircraft beyond the 58 orders outstanding as of September 28, 2006;

    o   Management restructuring, implementation of cost control programs and layoffs reduce annual costs by $1.5 million in the 2007 fiscal year, resulting in a decline in overall selling, general and administrative expenses of approximately $209,000;

    o   Flight hours for repositioning aircraft decline from 45% to 35% in April
        2007 and remain at that level through the projection horizon; and

    o   Each aircraft entering the fleet increases pilot headcount by four full-time equivalent (FTE) employees and maintenance personnel by 0.25
        FTE.

        These projections were not prepared with a view towards public disclosure or compliance with published guidelines of the Securities and
Exchange Commission, the guidelines established by the American Institute of
Certified Public Accountants for Prospective Financial Information or United
States generally accepted accounting principles, and are included in this proxy statement only because they were provided to Ardent and used by its financial advisor, Capitalink, in rendering its opinion.

        Except as required by applicable securities laws, Ardent undertakes no obligation to, and does not intend to, update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error.

        The projections are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those statements, including the risks described under the "Risk Factors" section of this document.

        In order to arrive at a present value, Capitalink utilized discount rates ranging from 20% to 22%. This was based on an estimated weighted average cost of capital of 21% (based on Avantair's estimated weighted average cost of debt of 9.4% and a 24.9% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate equity risk, industry risk and size premiums and a company specific risk factor of 5%, reflecting the risk associated with achieving the projected sales growth and increasing margins throughout the projection period. Avantair's long term capital structure was based on adjusting Avantair's current debt of approximately $37.2 million by the estimated cash inflow from the sale of certain non-operating assets and the planned equity raise. The resulting adjusted debt was used to determine the long term debt to equity ratio of
20%/80%.

        Capitalink presented a range of terminal values at the end of the forecast period by applying a range of long term perpetual growth rates.
According to the Federal Aviation Administration's Aerospace Forecast for 2006 -
2017, the turbine-powered fleet (including rotorcraft) is projected to grow at an average of 4.0%. Within this segment, turboprop fleet is projected to grow at an average of 2.2%, while the turbojet fleet is projected to grow at an average of 6.0%.

        Based on the industry information and Avantair's competitive positioning, Capitalink utilized long term perpetual growth rates of between
5.0% and 6.0%. Capitalink then calculated a range of indicated enterprise values and then deducted net debt of approximately $5.8 million (which includes approximately $37.2 million in interest bearing debt and approximately $31.4 million in cash and non-operating assets) to derive an indicated equity value range of approximately $40.0 million to approximately $52.0 million. For purposes of Capitalink's analyses, "enterprise value" means equity value plus all interest-bearing debt less cash.

                                       50

        80% TEST

        Ardent's initial business combination must be with a target business whose fair market value is at least equal to 80% of Ardent's net assets at the time of such acquisition.

        Capitalink reviewed and estimated Ardent's net assets based on its stockholders' equity as of June 30, 2006 and compared that to Avantair's indicated range of enterprise value. Capitalink noted that the fair market value of Avantair exceeds 80% of Ardent's net asset value.

        Based on the information and analyses set forth above, Capitalink delivered its written opinion to Ardent's Board of Directors, which stated that, as of September 28, 2006, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion,
(i) the purchase price is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Avantair is at least equal to
80% of our net assets. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters.
Capitalink has received a fee in connection with the preparation and issuance of its opinion and we will reimburse Capitalink for its reasonable out-of-pocket expenses, including attorneys' fees. In addition, we have agreed to indemnify
Capitalink for certain liabilities that may arise out of the rendering of its opinion. Capitalink does not beneficially own any interest in either Ardent or
Avantair and has not provided either company with any other services.

STRUCTURE FOLLOWING COMPLETION OF THE ACQUISITION

        Under the terms of the Stock Purchase Agreement, Ardent will acquire
100% of the outstanding capital stock of Avantair from its stockholders. As a result of the acquisition, Avantair will become a wholly-owned subsidiary of
Ardent.

DIRECTORS AND EXECUTIVE OFFICERS FOLLOWING COMPLETION OF THE ACQUISITION

        If the acquisition of Avantair is completed, the directors and executive officers of Ardent will be as follows:

        NAME                       AGE                      POSITION
--------------------------------------------------------------------------------
Barry J. Gordon                    61              Chairman of the Board

Arthur H. Goldberg                 64              Director

Steven Santo                       39              Chief Executive Officer and
                                                   Director

John Waters                        60              Chief Financial Officer and
                                                   Director

[To be determined]

[To be determined]

[To be determined]

        Barry J. Gordon has been Ardent's Chairman of the Board and Chief
Executive Officer since its inception. Mr. Gordon served as executive vice president of American Fund Advisors, Inc. from September 1978 until December
1980, as its president from December 1980 until May 1987 and has been its chairman of the board since

                                       51

May 1987. American Fund Advisors is a private money management firm that manages money for high net worth individuals, pension and profit sharing plans. Mr.
Gordon has been a director of American Fund Advisors since December 1980. From
December 1991 to March 2005, he was president, and from December 1991 to
December 1993, he was director, of the John Hancock Technology Series, Inc., an investment company. Since September 1999, Mr. Gordon has been President, Chief
Executive Officer and a director of BlueStone AFA Management, LLC, the general partner of the AFA Private Equity Fund 1, (formerly BlueStone AFA Fund), a venture capital fund providing equity capital for public and private companies primarily in the technology sector, and since January 2000, he has been a director of the AFA Private Equity Fund. Mr. Gordon has also been chairman of the board and Chief Executive Officer of the New Jersey Cardinals, a Class A
affiliate of the St. Louis Cardinals, from February 1990 until April 2006 and the Norwich Navigators, a Class AA affiliate of the San Francisco Giants, from
March 1991 until April 2005. He also served as a director of Winfield Capital
Corp., an Over The Counter Bulletin Board listed small business investment company, from October 1995 to October 2005. Mr. Gordon was Entrepreneur of the
Year for Long Island in financial services. Mr. Gordon received a B.B.A. from the University of Miami and an M.B.A. from Hofstra University.

        Arthur H. Goldberg has been a member of Ardent's Board of Directors since inception. Mr. Goldberg has served as a member of Corporate Solutions
Group since January 2000. From February 1994 to December 1999, Mr. Goldberg
served president of Manhattan Associates, an investment and merchant banking firm. Mr. Goldberg has been a director of Atlantic Realty Trust, a NASDAQ
SmallCap listed real estate investment trust, since 1996, and has been a trustee of Ramco-Gershenson Properties Trust (formerly named RPS Realty Trust), a New
York Stock Exchange listed real estate investment trust, since 1998. Mr.
Goldberg received a B.S. (cum laude) from New York University Stern School and a
J.D. from the New York University School of Law.

        Steven Santo has served as Chief Executive Officer, President and a director of Avantair since its inception in June 2003 and Skyline Aviation
Services, Inc. since June 2002. Mr. Santo is a licensed, commercially-rated pilot who has been flying for approximately 15 years. From 1995 through 2001,
Mr. Santo practiced law as an attorney in private practice, concluding his law practice in 2001 as a name partner at the firm of Fields, Silver & Santo. From
1992 to 1995, Mr. Santo served as an Assistant District Attorney in New York working in the office's major crimes unit. Mr. Santo received a J.D. from St.
Johns School of Law and a bachelor's degree from Villanova University.

        John Waters has served as Chief Financial Officer, Treasurer and a director of Avantair since October 2006. From December 2005 to September 2006,
Mr. Waters served as a consultant to Avantair. From July 2004 through December
2005 he was the Chief Administrative Officer of Authentidate Holdings Corp. Upon
his retirement from Arthur Andersen & Co. in August 2001 he formed John Waters
Consulting LLC, an entity that provided merger and acquisition services to several private equity organizations primarily located in New York City. From
June 1967 though August 2001, Mr. Waters was employed by Arthur Andersen & Co.
LLP. When he retired he was senior partner in that firm and in 1992 helped form and lead their acquisition Advisory Business Segment which provided merger and acquisition and structuring advice to private equity organizations and also consulted on several large cross boarder acquisitions initiated by clients located outside the United States. Mr. Waters received a bachelor's degree in business administration from Iona College and is a Certified Public Accountant.

AMENDMENTS TO ARDENT'S CERTIFICATE OF INCORPORATION

        An Ardent stockholder who votes in favor of the acquisition proposal is also voting to adopt amendments to Ardent's certificate of incorporation designed to enable Ardent to regulate the ownership of its voting stock by persons who are not citizens of the United States. The proposed amendment, which is included in the form of Amended and Restated Certificate of Incorporation attached as Annex C, is intended to ensure that Ardent will continue to satisfy the domestic stock ownership requirements of federal aviation laws. These amendments of Ardent's certificate of incorporation will:

              o    provide for the automatic reduction in voting power of voting stock owned or controlled by a non-U.S. citizen if necessary to maintain Ardent's U.S. citizenship (as defined below);

                                       52

              o    permit Ardent's Board of Directors to otherwise limit
                   transfer and voting rights or redeem shares to the extent
                   necessary to maintain Ardent's U.S. citizenship; and

              o    permit Ardent's Board of Directors to make such
                   determinations as may reasonably be necessary to ascertain such ownership and implement such limitations.

        In some cases, including all current international operations, Avantair is deemed to transport persons or property by air for compensation. Therefore, federal law requires that at least 75% of Ardent's voting securities be owned or controlled by citizens of the U.S. (as defined below), that Ardent be under the actual control of citizens of the United States, and that the president of
Ardent and at least two-thirds of its directors and other managing officers be
U.S. citizens. All of Ardent's officers and directors are presently U.S.
citizens and at no time shall the president or less than two-thirds of its directors and other managing officers be non-U.S. citizens. Ardent's bylaws will provide that no shares of Ardent's voting stock may be voted by or at the direction of non-U.S. citizens unless such shares are registered on a separate stock record, which will be referred to as the foreign stock record. Ardent's bylaws may further provide that no shares of Ardent's voting stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership and control restrictions imposed by federal law. Ardent's bylaws may additionally provide that at least two-thirds of its directors and other managing officers be U.S. citizens and that Ardent be under the actual control of U.S. citizens.

        The proposed amendment to Ardent's certificate of incorporation would give Ardent's Board of Directors the power to effect any and all measures necessary and desirable to ensure its compliance with the citizenship requirements that at least two-thirds of Ardent's directors and other managing officers are U.S. citizens and that Ardent is under the actual control of U.S.
citizens.

        If the proposed amendment to Ardent's certificate of incorporation is adopted, Ardent's Board of Directors would be able to implement certain measures described below in the event the Board believes that a transfer or purported transfer of shares of Ardent's capital stock would result in the voting control by more than the percentage permitted by federal aviation law, currently 25%, of
Ardent's voting stock by persons or entities that are not U.S. citizens. Persons or entities that are U.S citizens will be referred to as U.S. citizens and persons or entities that are not U.S. citizens will be referred to as non-citizens. For these purposes, "U.S. citizen" means:

    o   an individual who is a citizen of the United States;

    o   a partnership each of whose partners is an individual who is a citizen of the United States; or

    o   a corporation or association organized under the laws of the United
        States or a State, the District of Columbia, or a territory or possession of the United States, of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, which is under the actual control of citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the
        United States.

        The proposed amendment would give Ardent's Board of Directors the power to effect any and all measures necessary and desirable to implement the following provisions designed to ensure compliance with the domestic stock ownership requirements of federal law: (1) restrictions or prohibitions on transfer of shares of Ardent's voting stock to non-citizens, (2) dual stock record or similar system, (3) suspension of voting, dividend and distribution rights with respect to any shares of voting stock owned by non-citizens in excess of the 25% limitation and (4) if necessary, mandatory redemption of voting shares owned by non-citizens in excess of the 25% limitation. To implement these measures, the Board may amend the bylaws of Ardent. The effect of each of these measures is described below.

        The proposed amendment to the certificate of incorporation authorizes
Ardent's Board of Directors to implement measures to ensure that any transfer or attempted or purported transfer that would result in more than 25% of the shares of voting stock of Ardent being owned by non-citizens will be ineffective until the excess no longer exists. With respect to such shares, Ardent's Board of
Directors may implement measures that would cause

                                       53

Ardent not to recognize the purported transferee of the shares as a stockholder of Ardent for any purpose other than the transfer by the purported transferee of such excess to a person who is a U.S. citizen, or to the extent necessary to effect any other remedy available to Ardent under the proposed amendment to the certificate of incorporation.

        The proposed amendment to the certificate of incorporation would also authorize Ardent's Board of Directors to implement measures to ensure that it can monitor effectively the citizenship of the holders of its voting stock. To that end, the Board could implement changes to Ardent's bylaws that would require record holders and beneficial owners from time to time to confirm their citizenship status. Moreover, in the discretion of Ardent's Board of Directors, the Board may implement changes to its bylaws that would allow the establishment of a dual stock record or similar system under which outstanding shares of
Ardent's voting stock owned by U.S. citizens would be recorded separately from the outstanding shares owned by non-U.S. citizens, whose shares would be maintained on a foreign stock record, and the temporary withholding of dividends and denial of voting rights to the shares of capital stock held by any such record holder and beneficial owner until confirmation of its citizenship status is received.

        Under the proposed amendment to the certificate of incorporation, the
Board would be authorized to implement changes to the bylaws to deny voting rights to shares held by non-citizens in excess of the 25% limitation, and to withhold dividends with respect to such shares, pending transfer of the shares to U.S. citizens or a reduction in the aggregate number of voting shares owned by non-citizens to or below the 25% limitation, at which time voting rights would be restored and dividends that had been withheld would be paid. Ardent's
Board of Directors would have the power to make a conclusive determination as to the voting shares of Ardent's capital stock held by non-citizens in excess of the 25% limitation. This determination would be made by reference to the most recent acquisitions of shares of capital stock of Ardent by non-citizens.

        In addition, the proposed amendment to the certificate of incorporation would authorize, but not require, Ardent to redeem shares of its voting stock owned by non-citizens in excess of the 25% limitation in order to reduce ownership of voting stock by non-citizens. The redemption price would be equal to (i) the average of the closing price of the capital stock on a national securities exchange on which the stock is traded or listed during the 10 trading days immediately prior to the date the notice of redemption is given, except that, if the capital stock is not so traded or quoted, the average closing price would be determined in good faith by Ardent's Board of Directors and (ii) any dividend or other distribution declared with respect to such shares prior to the date such shares are called for redemption but which has been withheld by
Ardent. Ardent would have the option to pay the redemption price for any shares owned by non-citizens in excess of the 25% limitation in cash or by delivery of a promissory note having a maturity of not more than ten years from the date of issuance and bearing interest at a rate equal to the then current coupon rate of a 10-year Treasury note.

        Although the implementation of the proposed amendment to the certificate of incorporation will not affect the rights of Ardent's stockholders who are
U.S. citizens to hold its outstanding capital stock, if the number of shares of any class of Ardent's voting stock held by non-citizens approaches 25%, the ability of stockholders of Ardent who are U.S. citizens to sell capital stock to non-citizens may be curtailed, which could have an adverse effect on the liquidity of their holdings of capital stock. Because sales of capital stock of
Ardent by U.S. citizens and non-citizens to U.S. citizens will not be affected by the implementation of the proposed amendment to the certificate of incorporation, the effect of the proposed amendment to the certificate of incorporation on such sales is not expected to be material.

        The proposed amendment with respect to ownership of Ardent's stock, which is included in the form of Amended and Restated Certificate of
Incorporation attached as Annex C, will also increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to
75,000,000 shares. At present, of Ardent's 30,000,000 authorized shares of common stock, 8,400,000 shares are issued and outstanding and an additional
14,846,000 are reserved for issuance upon exercise of Ardent's outstanding warrants and unit purchase options. Under the terms of the Stock Purchase
Agreement, Ardent is required to issue 7,000,000 shares of its common stock to
Avantair's stockholders at the closing of the acquisition. In addition, at the closing of the acquisition, Ardent is required to issue warrants for 200,000 shares of Ardent common stock to John Waters pursuant to his employment agreement and warrants for 210,000 shares of Ardent common stock to
EarlyBirdCapital as a consulting fee. Based on the number of shares of common stock currently authorized, Ardent does not have a sufficient number of authorized but unissued shares in order to issue the required amount at the

                                       54

closing of the acquisition. In addition, following the closing of the acquisition, Ardent's stockholders are eligible to receive up to an additional
11,000,000 shares of Ardent common stock based on Ardent's financial performance and the trading price of Ardent's common stock. If the number of Ardent's authorized shares is not increased, Ardent will not be able to complete the acquisition. Moreover, Ardent believes it is prudent to have a greater number of shares of its common stock available for a variety of corporate purposes, including financing potential acquisitions and compensating its officers, directors and employees (including under the 2006 Long Term Incentive Plan contemplated by the plan proposal). Ardent does not presently have any agreements or plans to issue any of the shares which would be authorized upon adoption of the name change proposal. There are no preemptive rights with respect to these securities.

APPRAISAL OR DISSENTERS RIGHTS

        No appraisal or dissenters rights are available under the Delaware
General Corporation Law for the stockholders of Ardent in connection with the acquisition proposal.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

        The following discusses the U.S. Federal income tax consequences of the acquisition of Avantair by Ardent This discussion is based on the United States
Internal Revenue Code of 1986, as amended. The statements set forth in this section as to tax consequences of the transaction to Ardent common stockholders are those of Ardent. Ardent does not intend to obtain an opinion of counsel with respect to such matters. Accordingly, you should consult your personal tax advisor as to the tax consequences of the transaction.

        Ardent common stockholders who do not exercise their conversion rights will continue to hold their Ardent common stock and as a result will not recognize any gain or loss from the acquisition.

        Ardent common stockholders who exercise their conversion rights will recognize gain or loss to the extent that the amount received by such common stock holders upon conversion is greater than or less than, respectively, such holder's tax basis in their shares. A holder's tax basis in the shares generally will equal the cost of the shares. A stockholder that purchased Ardent's units will have to allocate the cost between the shares and the warrants of the units based on their fair market values at the time of the purchase. Assuming the shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term capital gain or loss if such holder's holding period in the shares is longer than one year.

FISCAL YEAR

        Following the closing of the acquisition, Ardent anticipates that it will change its fiscal year end from December 31 to June 30.

REGULATORY MATTERS

        The acquisition and the transactions contemplated by the Stock Purchase
Agreement are not subject to any Federal, state or local regulatory requirement or approval, except for post-closing notices to certain U.S. regulatory authorities.

CONSEQUENCES IF ACQUISITION PROPOSAL IS NOT APPROVED

        If Ardent does not complete a business combination by March 2, 2007,
Ardent will be liquidated and Ardent will distribute to all holders of IPO shares, in proportion to the number of such shares held by them, an aggregate sum equal to the amount in the trust fund, inclusive of any interest, plus any remaining net assets. Ardent's initial stockholders have waived their rights to participate in any liquidation distribution with respect to their shares of common stock sold in such offering. There will be no distribution from the trust fund with respect to Ardent's warrants.

                                       55

REQUIRED VOTE

        The affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock is required to adopt the acquisition proposal. Adoption of the acquisition proposal also requires the affirmative vote of a majority of the shares of Ardent's common stock issued in its initial public offering. An
Ardent stockholder who votes of favor of the acquisition proposal is also voting to adopt amendments to Ardent's certificate of incorporation designed to ensure
Ardent's compliance with the citizenship requirements of U.S. aviation laws after completion of the acquisition and to increase the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to
75,000,000 shares.

        Ardent's initial stockholders have agreed to vote their shares of Ardent common stock acquired prior to Ardent's initial public offering, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, in accordance with the vote of the majority of the shares of Ardent common stock issued in its initial public offering.

        Adoption of the acquisition proposal is not conditioned upon the adoption of the name change proposal, the plan proposal or the adjournment proposal.

RECOMMENDATION

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
THE STOCKHOLDERS VOTE "FOR" THE ACQUISITION PROPOSAL.

INTEREST OF ARDENT DIRECTORS AND OFFICERS IN THE ACQUISITION

        In considering the recommendation of the Board of Directors of Ardent to vote for the proposal to adopt the acquisition, you should be aware that certain members of the Ardent's Board, and their affiliates, have agreements or arrangements that provide them with interests in the acquisition that differ from, or are in addition to, those of Ardent stockholders generally. In particular:

              o    If the acquisition is not approved and Ardent is therefore required to liquidate, the shares of common stock
                   beneficially owned by Ardent's executive officers and
                   directors and their affiliates that were acquired prior to
                   Ardent's initial public offering may be worthless because no portion of the net proceeds of Ardent's initial public
                   offering that may be distributed upon liquidation of Ardent will be allocated to such shares. Similarly, the warrants to purchase Ardent common stock held by Ardent's executive
                   officers and directors and their affiliates may become
                   worthless if the acquisition is not approved and Ardent fails to consummate an alternative transaction within the time
                   allotted pursuant to its certificate of incorporation;

              o    After the completion of the acquisition, it is expected that two of Ardent's current directors, Barry J. Gordon and Arthur
                   H. Goldberg, will continue to serve on Ardent's Board of
                   Directors, and Barry J. Gordon will serve as non-executive
                   Chairman of Ardent's Board. Messrs. Gordon and Goldberg, as
                   directors of Ardent, will, following the acquisition, be
                   compensated in such manner, and in such amounts, as Ardent's
                   Board of Directors may determine to be appropriate. No
                   agreements or plans with respect to such compensation have been entered into, adopted or otherwise agreed upon by
                   Ardent; and

              o    Ardent's directors have agreed that, if Ardent liquidates
                   prior to the consummation of a business combination, they
                   will be personally liable to pay debts and obligations to
                   vendors or other entities that are owed money by Ardent for services rendered or products sold to Ardent in excess of the net proceeds of this offering not held in the trust account.

        Ardent's Board of Directors was aware of these agreements and arrangements during its deliberations on the merits of the acquisition and in determining to recommend to the stockholders of Ardent that they vote for the adoption of the acquisition proposal.

                                       56

INTERESTS OF AVANTAIR DIRECTORS AND OFFICERS IN THE ACQUISITION

        You should understand that some of the current directors and officers of
Avantair have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. In particular:

              o    Steven Santo, Avantair's Chief Executive Officer, is expected to remain the President of Avantair and John Waters, the
                   Chief Financial Officer of Avantair, is expected to remain the Chief Financial Officer of Avantair and each such
                   individual has entered into an employment agreement with
                   Avantair in anticipation of the acquisition;

              o    Avantair is party to a lease under which it leases an
                   aircraft from Aircraft Support LLC, an entity in which Steven
                   Santo is the managing member, and Ardent currently intends to continue to lease this aircraft after completion of the
                   acquisition. Ardent's management believes that this lease is at a rate consistent with leases negotiated at arm's length;

              o    Steven Santo, Jeffrey Kirby (a stockholder and former
                   director of Avantair) and Alfred Rapetti (a beneficial owner of shares of Avantair common stock and Avantair's former
                   chairman) have each personally guaranteed borrowings by
                   Avantair to third party lenders; and

              o    Avantair hired Kevco, a construction management business
                   owned by Kevin McKamey, Avantair's Executive Vice President, to perform tenant improvements on the Clearwater, Florida
                   facility for Avantair.

        Ardent's Board of Directors was aware of these agreements and arrangements during its deliberations on the merits of the acquisition and in determining to recommend to the stockholders of Ardent that they vote for the adoption of the acquisition proposal.

                                       57

                            THE NAME CHANGE PROPOSAL

GENERAL DESCRIPTION OF THE AMENDMENT

        The amendment involves the change of the name of Ardent to Avantair,
Inc.

ARDENT'S REASONS FOR THE AMENDMENT AND RECOMMENDATION OF ARDENT'S BOARD OF
DIRECTORS

        Ardent's Board of Directors has concluded that the amendments to its certificate of incorporation are in the best interests of Ardent's stockholders.

        Ardent believes that the name Avantair, Inc. more accurately reflects the business Ardent will conduct after the acquisition, and will enable industry and financial market participants to more closely associate Ardent with its operating business.

CONSEQUENCES IF NAME CHANGE PROPOSAL IS NOT APPROVED

        If the name change proposal is not approved by the stockholders,
Ardent's name will remain "Ardent Acquisition Corporation."

REQUIRED VOTE

        Adoption of the name change proposal requires the affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock. No vote of the warrant holders is necessary to adopt the name change proposal, and
Ardent is not asking the warrant holders to vote on the name change proposal.
ADOPTION OF THE NAME CHANGE PROPOSAL IS CONDITIONED UPON THE ADOPTION OF THE
ACQUISITION PROPOSAL BUT IS NOT CONDITIONED ON ADOPTION OF THE PLAN PROPOSAL OR
THE ADJOURNMENT PROPOSAL.

        Ardent's initial stockholders intend to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the name change proposal.

RECOMMENDATION

        After careful consideration, Ardent's Board of Directors has determined unanimously that the name change proposal is in the best interests of Ardent and its stockholders. Ardent's Board of Directors has approved and declared advisable the name change proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE NAME CHANGE PROPOSAL.

                                       58

                                THE PLAN PROPOSAL

GENERAL DESCRIPTION OF THE PLAN

        In October 2006, Ardent's Board of Directors adopted Ardent's 2006 Long
Term Incentive Plan (which we sometimes refer to as the Plan), subject to approval by Ardent's stockholders. Ardent's stockholders are now requested to approve the adoption of the Plan.

        A general description of the basic features of the Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Plan, which is set forth as Annex I to this Proxy Statement.

PURPOSE

        The purpose of the Plan is to further promote the interests of Ardent, its subsidiaries and its stockholders by enabling Ardent and its subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and Ardent's stockholders.

NUMBER OF SHARES

        The maximum number of shares of Ardent common stock as to which awards may be granted under the Plan may not exceed 1,500,000 shares. With respect to awards intending to be "qualified performance-based compensation" under Section
162(m) of the Internal Revenue Code (which is referred to as the Code) the maximum amount that can be awarded in any calendar year to any participant is
(i) in respect of performance units, performance-based restricted shares and restricted stock units and other awards (other than options and stock appreciation rights), 150,000 shares of Ardent common stock (or the then equivalent fair market value of such shares), and (ii) in the case of stock options and stock appreciation rights, 150,000 shares of Ardent common stock.
The limits on the numbers of shares described in this paragraph and the number of shares subject to any award under the Plan are subject to proportional adjustment as determined by Ardent's Board to reflect certain stock changes, such as stock dividends and stock splits (see "Recapitalization Adjustments"
below).

        If any awards under the Plan expire or terminate unexercised, the shares of common stock allocable to the unexercised or terminated portion of such award shall again be available for award under the Plan.

ADMINISTRATION

        The administration, interpretation and operation of the Plan will be vested in the Compensation Committee of Ardent's Board of Directors. The
Compensation Committee may designate persons other than members of the
Compensation Committee to carry out the day-to-day administration of the Plan.

ELIGIBILITY

        The Plan permits awards to employees, non-employee directors of, and consultants to Ardent and its subsidiaries.

        No determination has been made as to future awards which may be granted under the Plan, although it is anticipated that recipients of awards will include the current executive officers of Avantair. It is not determinable what awards under the Plan would have been received by the executive officers and directors of Ardent and its subsidiaries during the fiscal year ended December
31, 2005 had the Plan then been in effect.

AWARDS UNDER THE PLAN

        Awards under the Plan may consist of stock options, stock appreciation rights (which are sometimes referred to as SARs), restricted shares, restricted stock units or performance unit awards, each of which is described below. All awards will be evidenced by an award agreement between Ardent and the individual participant and

                                       59

approved by the Compensation Committee. In the discretion of the Compensation
Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        A stock option is an award that entitles a participant to purchase shares of Ardent common stock at a price fixed at the time the option is granted. Stock options granted under the Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the Plan.

        An SAR entitles a participant to receive, upon exercise, an amount equal to:

        o   the excess of

            o   the fair market value on the exercise date of a share of Ardent common stock, over

            o   the fair market value of a share of Ardent common stock on the date the SAR was granted,

        o   multiplied by the number of shares of Ardent common stock for which the SAR has been exercised.

        The exercise price and other terms and conditions of stock options and the terms and conditions of SARs will be determined by the Compensation
Committee at the time of grant, and in the case of stock options, the exercise price per share may not be less than 100 percent of the fair market value of a share of Ardent common stock on the date of the grant. In addition, the term of any incentive stock options granted under the Plan may not exceed ten years. An option or SAR grant under the Plan does not provide the recipient of the option any rights as a shareholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an
SAR.

        If stock options and SARs are granted together in tandem, the exercise of such stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised.

        Stock options and SARs granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

        Payment for shares issuable pursuant to the exercise of a stock option may be made either in cash, by certified check, bank draft, or money order payable to the order of Ardent, or by payment through any other mechanism permitted by the Compensation Committee, including, if the Compensation
Committee so determines, by delivery of shares of Ardent common stock.

        In addition, the Compensation Committee, in its sole discretion, may provide in any stock option or SAR award agreement that the recipient of the stock option or SAR will be entitled to dividend equivalents with respect to such award. In such instance, in respect of any such award which is outstanding on a dividend record date for Ardent common stock, the participant would be entitled to an amount equal to the amount of cash or stock dividends that would have paid on the shares of Ardent common stock covered by such stock option or
SAR award had such shares of Ardent common stock been outstanding on the dividend record date.

RESTRICTED SHARE AWARDS AND RESTRICTED STOCK UNITS

        Restricted share awards are grants of Ardent common stock made to a participant subject to conditions established by the Compensation Committee in the relevant award agreement on the date of grant. Restricted stock units are similar to restricted shares except that no shares of common stock are actually awarded to a participant on the date of grant and the common stock underlying the award will generally be provided to the participant after the vesting conditions have been satisfied.

                                       60

        Restricted shares and restricted stock units will vest in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement. A participant may not sell or otherwise dispose of restricted shares or restricted stock units until the conditions imposed by the Compensation
Committee with respect to such shares and/or units have been satisfied.
Restricted share awards and restricted stock units under the Plan may be granted alone or in addition to any other awards under the Plan. Restricted shares which vest will be reissued as unrestricted shares of Ardent common stock.

        Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends granted with respect to such restricted shares will be treated as additional restricted shares. Participants receiving grants of restricted stock units will not be stockholders until the common stock underlying the award is provided to them and they will not enjoy the rights of stockholders (such as receiving dividends and voting or executing proxies) until that time.

PERFORMANCE UNITS

        Performance units (with each unit representing a monetary amount designated in advance by the Compensation Committee) are awards which may be granted to participants alone or in addition to any other awards granted under the Plan. Generally, participants receiving performance unit grants will only earn such units if certain performance goals are satisfied during a designated performance period. The Compensation Committee will establish such performance goals and may use measures such as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, Cash EBITDA, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate participant performance or such other measure or measures of performance as the Compensation Committee determines. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, unrestricted shares of Ardent common stock, in restricted shares or in any combination thereof, as provided in the relevant award agreement.

PERFORMANCE GOALS FOR QUALIFIED PERFORMANCE-BASED COMPENSATION

        Section 162(m) of the Code limits Ardent's ability to deduct compensation paid to its senior executive officers, unless the compensation qualifies as "qualified performance-based compensation," as defined in that section and the regulations promulgated under that section. In order to qualify as "qualified performance-based compensation," the material terms of the performance goals must be disclosed to Ardent's stockholders and approved by the stockholders. Among the material terms of the performance goals are descriptions of the business criteria on which the performance goals will be based.

        Ardent intends to have the Plan satisfy the requirements of Section
162(m) so that the Compensation Committee is able to grant awards satisfying the requirements of "qualified performance-based compensation." Consequently, Ardent must disclose, and you must approve its use of, the following business criteria in establishing performance goals under the plan:

        o  level of sales,

        o  earnings per share,

        o  income before income taxes and cumulative effect of accounting changes,

        o  income before cumulative effect of accounting changes,

        o  net income,

        o  earnings before interest and taxes, return on assets,

                                       61

        o  return on equity,

        o  return on capital employed,

        o  total stockholder return,

        o  market valuation,

        o  cash flow,

        o  Cash EBITDA,

        o  comparisons to peer companies, and

        o  completion of acquisitions and/or divestitures.

        These performance goals will be based on any of the above business criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Compensation Committee may determine.
Such business criteria will have any reasonable definitions that the
Compensation Committee may specify, which may include or exclude any or all of the following items: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives;
non-operating items; acquisition expenses; and effects of divestitures. Any such business criterion or combination of such criteria may apply to a participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Compensation Committee may specify.

        Your approval of the Plan will be an approval of the Compensation
Committee's use of the business criteria described herein in establishing performance goals.

RECAPITALIZATION ADJUSTMENTS

        Awards granted under the Plan, any agreements evidencing such awards and the maximum number of shares of Ardent common stock subject to all awards, as well as the per participant per calendar year limitations described above, shall be subject to adjustment or substitution, as determined by Ardent's Board of
Directors, as to the number, price or kind of a security or other consideration subject to such awards or as otherwise determined by the Board to be equitable
(i) in the event of changes in the outstanding stock or in the capital structure of Ardent by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the
Plan. Ardent shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

MERGERS AND OTHER SIMILAR EVENTS

        In the event of any of the following,

               A. Ardent is merged into or consolidated with another corporation or entity;

               B. All or substantially all of the assets of Ardent are acquired by another person; or

               C. The reorganization or liquidation of Ardent;

                                       62

then Ardent's Board of Directors may cancel any outstanding awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such awards as determined by Ardent Board of Directors, in its sole discretion (e.g., in the case of Stock Options, based upon the excess of the value of a share of Ardent common stock over the exercise price per share). Ardent's Board of Directors may provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the award being cancelled.

AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

        Unless earlier terminated by Ardent's Board of Directors, the Plan shall terminate on the date 10 years after the date the first award is granted thereunder. The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time. However, no amendment shall (a) materially and adversely affect the rights of any participant under any outstanding award, without the consent of such participant (except as described below) or (b) increase the number of shares available for awards under the Plan without shareholder approval.

        Section 409A of the Code provides substantial penalties to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. Many awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section 409A. As of the date this proxy statement is being prepared, the Internal Revenue Service has not yet issued final regulations interpreting Section 409A, but they are expected to be issued in the near future. These final regulations, when issued, may require amendments to be made to the Plan. Consequently, the Plan explicitly provides that Ardent's Board of Directors may amend the Plan, without participant consent, in any way it deems appropriate, even if such amendment would materially and adversely affect the rights of participants to satisfy
Section 409A and the regulations that will be issued thereunder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

        The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual's own tax status, each participant who receives an award under the Plan should consult a tax advisor.

INCENTIVE STOCK OPTIONS

        Stock options granted under the Plan may qualify as incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

        Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (we refer to the later of (i) or (ii) as the ISO Holding Period), any gain or loss realized upon such disposition will be long-term capital gain or loss, and Ardent (or a subsidiary)
will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

        Generally, if the shares are disposed of by the optionee in a taxable disposition within the two year period beginning on the day after the day the option was awarded to the optionee, or the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date)
over the option price will be compensation taxable to the optionee as

                                       63

ordinary income, and Ardent generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

        If an optionee has not remained an employee of Ardent or it subsidiaries during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled)
before the date the option is exercised (other than in the case of the optionee's death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

NON-QUALIFIED STOCK OPTIONS

        In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and Ardent generally will be entitled to a deduction (subject to the provisions of Section
162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

EFFECT OF SHARE-FOR-SHARE EXERCISE

        If an optionee elects to tender shares of Ardent common stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO
Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

        If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and
Ardent generally will be entitled to a deduction (subject to the provisions of
Section 162(m) of the Code discussed below under the caption "Limits on
Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

RESTRICTED SHARES

        A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award
(as described below) must be treated by the participant as compensation taxable as ordinary income, and Ardent will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and
Ardent will not be entitled to a deduction in respect of any such dividend payment.

        Unless the participant has made an election under Section 83(b) of the
Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and Ardent generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of
Ardent common stock or which the terms and conditions applicable to

                                       64

the restricted share award have been satisfied. The participant's tax basis for any such shares of Ardent common stock would be the fair market value on the date such terms and conditions are satisfied.

        A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and Ardent will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon)
on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and Ardent will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of Ardent common stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

        The holding period for capital gain or loss purposes in respect of the
Ardent common stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code.
In such case, the holding period will commence immediately after the grant of such restricted shares.

PERFORMANCE UNITS AND RESTRICTED STOCK UNITS

        A participant will not recognize any income upon the award of a performance unit or restricted stock unit. A participant will generally recognize compensation taxable as ordinary income when he or she receives payment with respect to a performance unit or a restricted stock unit, and at such time Ardent will generally be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Ardent common stock received by the participant in payment of the performance units or restricted stock units. The participant's tax basis for any such shares of Ardent common stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units or restricted stock units are paid in restricted shares, see "Restricted Shares"
above for a discussion of the applicable tax treatment.

LIMITS ON DEDUCTIONS

        Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of Ardent in the year for which a deduction is claimed by Ardent (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation.
The ability of Ardent to claim a deduction for compensation paid to any other executive officer or employee of Ardent (including its subsidiaries) is not affected by this provision.

        Ardent has structured the Plan so that Ardent may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs,
(ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units or restricted stock units, provided that, in each case, the requirements imposed on qualified performance-based compensation under
Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Any awards, other than stock options and SARs, which vest solely as a result of the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code (e.g., certain restricted stock, restricted stock units and performance units), and amounts for which Ardent may claim a deduction upon the lapse of any restrictions on such awards will be subject to the limitations on deductibility under Section 162(m).

        However, the Plan does permit the Compensation Committee to make awards that will not qualify as "qualified performance-based compensation" within the meaning of Section 162(m) and, while the Compensation Committee expects that a significant portion of the awards it grants under the Plan will be "qualified performance-based compensation," the Compensation Committee may very well make various awards that do not satisfy those requirements.

                                       65

SECTION 409A

        Section 409A of the Code provides substantial penalties (described below) to persons deferring taxable income, unless the requirements of Section
409A have been satisfied. Many awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section
409A. As of the date this proxy statement is being prepared, the Internal
Revenue Service has not yet issued final regulations interpreting Section 409A, but they are expected to be issued in the near future. While it is the intention of Ardent's Board of Directors to prevent awards made under the Plan from being subject to Section 409A and failing to satisfy the requirements of Section 409A, there can be no assurance that awards made under the Plan which are subject to
Section 409A will satisfy the requirements of Section 409A.

        In the event that an award made under the Plan is subject to Section
409A, but does not satisfy the requirements of that Section, then the affected participant will incur an additional 20% penalty of the amount found to be improperly deferred, as well as full taxation of that amount and interest on that amount from the date when that amount became vested. In addition, other deferrals by that participant found to be part of the same "plan," even if the deferrals themselves satisfied Section 409A, would also be treated as failing to satisfy Section 409A and, with respect to those deferrals, the participant would also incur an additional 20% penalty of the amount deferred, as well as full taxation of that amount and interest on that amount from the date it became vested.

ADDITIONAL INFORMATION

        The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Ardent common stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Ardent common stock.

        In the event that certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the
Code) under the Plan may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the Code) then, pursuant to Section 280G of the
Code, any amount that constitutes an excess parachute payment is not deductible by Ardent. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by Ardent (or a subsidiary).

EFFECTIVE DATE

        The Plan is effective on October 24, 2006, the date of its adoption by the Board of Directors subject to stockholder approval. The Plan will terminate on the date 10 years after the date of its adoption by the Board of Directors, except with respect to awards then outstanding. After such date no further awards will be granted under the Plan unless the Plan is extended by the Board.

CONSEQUENCES IF PLAN PROPOSAL IS NOT APPROVED

        If the plan proposal is not approved by the stockholders, Ardent will not adopt the 2006 Long Term Incentive Plan.

REQUIRED VOTE

        Adoption of the plan proposal requires the affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock represented in person or by proxy at the meeting. No vote of the warrant holders is necessary to adopt the plan proposal, and Ardent is not asking the warrant holders to vote on the plan proposal. ADOPTION OF THE PLAN PROPOSAL IS
CONDITIONED UPON THE ADOPTION OF THE ACQUISITION PROPOSAL BUT IS NOT CONDITIONED
ON ADOPTION OF THE NAME CHANGE PROPOSAL OR THE ADJOURNMENT PROPOSAL.

                                       66

        Ardent's initial stockholders intend to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the plan proposal.

RECOMMENDATION

        After careful consideration, Ardent's Board of Directors has determined unanimously that the plan proposal is in the best interests of Ardent and its stockholders. Ardent's Board of Directors has approved and declared advisable the plan proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE PLAN PROPOSAL.

                                       67

                            THE ADJOURNMENT PROPOSAL

GENERAL DESCRIPTION OF THE ADJOURNMENT PROPOSAL

        The adjournment proposal allows Ardent's Board of Directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the acquisition proposal.

CONSEQUENCES IF ADJOURNMENT PROPOSAL IS NOT APPROVED

        If the adjournment proposal is not approved by the stockholders,
Ardent's Board of Directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the acquisition and name change proposal.

REQUIRED VOTE

        Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Ardent's common stock represented in person or by proxy at the meeting. No vote of the warrant holders is necessary to adopt the adjournment proposal, and Ardent is not asking the warrant holders to vote on the adjournment proposal. ADOPTION OF THE ADJOURNMENT
PROPOSAL IS NOT CONDITIONED UPON THE ADOPTION OF THE ACQUISITION PROPOSAL, THE
NAME CHANGE PROPOSAL OR THE PLAN PROPOSAL.

        Ardent's initial stockholders have agreed to vote their shares of Ardent common stock, representing an aggregate of approximately 17.9% of the outstanding shares of Ardent common stock, "FOR" the adoption of the adjournment proposal.

RECOMMENDATION

        After careful consideration, Ardent's Board of Directors has determined unanimously that the adjournment proposal is in the best interest of Ardent and its stockholders. Ardent's Board of Directors has approved and declared advisable the adjournment proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE ADJOURNMENT PROPOSAL.

                                       68

                      THE AVANTAIR STOCK PURCHASE AGREEMENT

        The following summary of the material provisions of the Stock Purchase
Agreement and Letter Agreement for Avantair is qualified by reference to the complete text of the Stock Purchase Agreement for Avantair, a copy of which is attached as Annex A to this document. All stockholders are encouraged to read the Stock Purchase Agreement in its entirety for a more complete description of the terms and conditions of the acquisition.

STRUCTURE OF THE ACQUISITION

        Upon completion of the acquisition under the Stock Purchase Agreement and Letter Agreement, Ardent, will own all of the outstanding stock of Avantair.
Avantair will continue to operate its business in the same manner as before the acquisition.

PURCHASE PRICE

        The purchase price for the shares of Avantair is 7,000,000 shares of
Ardent common stock, plus the contingent deferred payments described below. The purchase price is subject to an adjustment based on the amount of cash in
Ardent's accounts at the closing of the acquisition.

ESCROW AMOUNT

        At the closing of the acquisition, 1,750,000 shares of Ardent common stock will be transferred to an escrow agent to secure the indemnification obligations of certain of the stockholders of Avantair for breaches of their representations, warranties and covenants to Ardent contained in the Stock
Purchase Agreement. See "Escrow Agreement" on page 79.

CLOSING CASH STATEMENT - PURCHASE PRICE ADJUSTMENT

        At the closing of the acquisition, the purchase price will be increased to the extent that, as of the close of business on the day immediately proceeding the closing date, the aggregate amount of cash in Ardent's accounts
(including amounts held in Ardent's trust account) at the closing, less all transaction expenses incurred by Ardent which have not been paid as of the closing, is less than $35,000,000. In this event, the number of shares of Ardent common stock comprising the purchase price will be increased by dividing (a) the amount, if any, by which $35,000,000 exceeds the amount in Ardent's accounts by
(b) $6.00.

CONTINGENT DEFERRED PAYMENTS

        The contingent deferred payments are as follows:

            o  At the end of the fiscal year ending June 30, 2007, Ardent will calculate (based on its annual audited consolidated financial statements for such fiscal year) its net income or loss, plus (i)
               interest expense, (ii) total taxes paid or payable, and (iii)
               depreciation and amortization expense, all as determined on a consolidated basis in accordance with GAAP (except, for the purposes of this calculation, any revenues generated by Ardent with respect to sales of aircraft (or interests therein) and the associated costs shall be treated as recognized in the fiscal year of sale and not amortized over a period of several years).
               If this calculated amount, which is sometimes referred to as Cash
               EBITDA, is greater than $6,000,000 for the fiscal year ending
               June 30, 2007, Ardent will issue an aggregate of 1,000,000 shares of its common stock to Avantair's stockholders.

            o  At the end of the fiscal year ending June 30, 2008, Ardent will calculate (based on its annual audited consolidated financial statements for such fiscal year) Cash EBITDA. If Cash EBITDA is greater than $20,000,000 for the fiscal year ending June 30,
               2008, Ardent will issue an aggregate of 5,000,000 shares of its common stock to Avantair's stockholders.

                                       69

            o  If at any time after the closing of the acquisition but prior to
               February 23, 2009, the closing trading price on the
               Over-the-Counter Bulletin Board (or on a national securities market on which Ardent's common stock is then quoted for trading)
               of Ardent's common stock for 20 trading days within any 30 trading day period equals or exceeds $8.50 per share, then Ardent will issue an additional aggregate of 5,000,000 shares of its common stock to Avantair's stockholders.

        In the event that, at any time following the closing and prior to
February 23, 2009, Ardent consummates a merger or similar transaction with a third party which results in a change of control of Ardent, or consummates a sale of all or substantially all of Ardent's assets, in each case for aggregate consideration equal to at least the product of (x) $8.50 and (y) the aggregate number of shares of Ardent common stock issued and outstanding after giving effect to the issuance to the Avantair stockholders of all shares of Ardent common stock under the Stock Purchase Agreement (including all deferred payments) and full exercise or conversion of all of warrants, options and other convertible securities exercisable for or convertible into Ardent common stock then outstanding, then Ardent shall issue to the Avantair stockholders a number of shares of Ardent common stock equal to the maximum amount of the deferred payments which could be issued to the Avantair stockholders under the Stock
Purchase Agreement with respect to each fiscal year ending June 30, 2007 and
2008 which has not yet been completed, and assuming the trading price of
Ardent's common stock had satisfied the criteria for the issuance of deferred payments.

 CLOSING OF THE ACQUISITION

        The closing of the acquisition will take place on the second business day following the satisfaction or waiver of the conditions described below under
"The Avantair Stock Purchase Agreement - Conditions to the Completion of the
Acquisition," unless Ardent and the stockholders of Avantair agree in writing to another time.

REPRESENTATIONS AND WARRANTIES

        The Stock Purchase Agreement contains a number of representations and warranties that each of the stockholders of Avantair made to Ardent as to themselves and that certain stockholders of Avantair made as to Avantair, and which Ardent made to the stockholders of Avantair. The representations and warranties made by the Avantair stockholders as to themselves relate to:

            o  authority; execution and delivery; enforceability of the Stock
               Purchase Agreement;

            o  absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees;

            o  title to the shares of Avantair;

            o  receipt of all required consents and approvals;

            o  litigation and claims;

            o  absence of brokers or finders;

            o  investment representations; and

            o  accredited investor status.

        The representations and warranties made by certain of the Avantair stockholders as to Avantair relate to:

            o  organization, good standing;

            o  subsidiaries, equity interests;

                                       70

            o  absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees;
               receipt of all required consents and approvals;

            o  accuracy of corporate documents;

            o  capitalization; options;

            o  title to assets; sufficiency of assets;

            o  real property and leasehold interests;

            o  employment related agreements and actions;

            o  contracts;

            o  intellectual property;

            o  insurance;

            o  books and records;

            o  financial statements; liabilities;

            o  accounting practices;

            o  tax matters;

            o  absence of certain changes and events since June 30, 2006;

            o  litigations and claims;

            o  governmental permits; compliance with the laws;

            o  environmental matters;

            o  employee plans;

            o  accounts receivable;

            o  major customers;

            o  aircraft operations;

            o  product and service warranties;

            o  bank accounts; and

            o  absence of brokers and finders.

        The representations and warranties made by Ardent as to themselves relate to:

            o  organization; good standing;

                                       71

            o  authority; execution and delivery; enforceability of the Stock
               Purchase Agreement;

            o  absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees;

            o  consents and approvals;

            o  SEC reports;

            o  purchase price;

            o  litigations and claims;

            o  capitalization;

            o  absence of brokers and finders;

            o  board approval; and

            o  tax free merger.

MATERIALITY AND MATERIAL ADVERSE EFFECT

        Several of the representations and warranties of the Avantair stockholders are qualified by materiality or material adverse effect. For the purposes of the Stock Purchase Agreement, a material adverse effect means any event, condition or contingency that has had, or is reasonably likely to have, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition of Avantair and its subsidiaries, taken as a whole, except that a material adverse effect shall not include any such effect or change resulting from or arising in connection with changes in general economic conditions which do not disproportionately affect Avantair and its subsidiaries, taken as a whole.

INTERIM OPERATIONS RELATING TO AVANTAIR

        Under the Stock Purchase Agreement, Avantair's stockholders have agreed to cause Avantair, prior to the closing of the acquisition, to conduct
Avantair's business in the ordinary course consistent with past practice, except as expressly permitted by the Stock Purchase Agreement. In addition to this agreement regarding the conduct of the business generally, subject to specific exceptions, the Avantair stockholders have agreed that Avantair:

            o  will use its commercially reasonable efforts to preserve the organization of the business of Avantair intact and to retain the services of the employees of Avantair and to preserve the
               goodwill of Avantair's suppliers and customers;

            o  will pay and perform all debts, obligations and liabilities as and when due and manage its working capital consistent with past practice;

            o  will maintain all material assets consistent with past practices and not take any action adverse to the preservation of such material assets;

            o  will fully satisfy all obligations, on a timely basis, under each employee benefit plan;

            o  will comply in all material respects with all applicable laws;

            o  will insure and keep fully insured all of its properties, but in no event to a lesser extent than existed prior to the execution of the Stock Purchase Agreement;

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            o  will comply in all material respects with environmental laws and notify Ardent in the event of any release or discovery of any hazardous substance or contaminant at any of Avantair's
               properties, or any related environmental matters;

            o  will defend the title to and all of its rights in all of its material intellectual property;

            o  will prepare and file all tax returns required to be filed on or before the closing date in a timely manner and in a manner consistent with prior years and applicable tax laws, and timely pay all taxes shown thereon;

            o  will pay, or establish adequate reserves for the payment of, all taxes payable for taxable periods or portions thereof ending through the closing date;

            o  will obtain, renew and otherwise keep in full force and effect all authorizations, licenses, certificates and permits from the appropriate federal, state and local governmental authorities;

            o  will conduct its business in such a manner that, on the closing date, the representations and warranties of the Avantair
               stockholders contained in the Stock Purchase Agreement shall be true, correct and complete as if such representations and
               warranties were made on and as of such date;

            o  will not make any material change in its business or operations;

            o  will not incur any loans or other debt obligations to any third party;

            o  will not incur or discharge any liability or sell or transfer any property, or acquire or dispose of any assets or businesses, in each case, except in the ordinary course of business;

            o  will not guarantee or assume any other obligation or make any loan or advance to any third party;

            o  will not waive or cancel any debt owed to, or claims held by,
               Avantair except in the ordinary course of business;

            o  will not settle or compromise any dispute or litigation;

            o  will not make any tax election or change any of its methods of reporting income or deductions for tax purposes, except as required by law;

            o  will not make any change in the methods of accounting or accounting principles except as required by law or generally accepted accounting principles;

            o  will not, except as required by law, adopt amend or terminate any benefit plan, profit sharing, compensation or other plan or grant any general increase in compensation to its employees or any increase (other than increases required under a contract) in the compensation payable to any of its officers or directors, or completely or partially withdraw from any multiemployer plan;

            o  will not amend, modify, terminate or breach any material contract, or enter into any material contract, except in the ordinary course of business;

            o  will not enter into, amend or modify any collective bargaining agreements;

            o  will not authorize, or agree to make, capital expenditures in excess of $100,000 individually or $500,000 in the aggregate;

            o  will not amend its organizational documents;

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            o  will not issue or grant any shares of its capital stock, or any option, warrant or right to purchase any shares of its capital stock, or any security convertible into or exchangeable for, any shares of such capital stock, or issue any bonds, notes or other securities;

            o  will not conduct any capital reorganization of Avantair or redeem or acquire any of its securities, or declare, set aside or make any dividends or distributions of property in respect of
               Avantair's capital stock;

            o  will not fail to maintain the insurance coverage in effect the date of execution of the Stock Purchase Agreement;

            o  will not issue any communication to its employees with respect to compensation, benefits or employment continuation, except as required by law;

            o  will not enter into any partnership or joint venture agreement or arrangement or any similar agreement or arrangement;

            o  will not enter into any contract which would require a consent with respect to the consummation of the acquisition;

            o  will not enter into a voluntary recognition agreement or other contract with any employee association, labor union or other similar organization; and

            o  will not authorize or enter into an agreement in violation of the foregoing.

NO SOLICITATION

        Ardent and the Avantair stockholders have agreed, from the date of the
Stock Purchase Agreement and until the termination of the Stock Purchase
Agreement, that Ardent will, and the Avantair stockholders will cause Avantair and its subsidiaries, and each will cause their respective directors, officers, affiliates, employees, representatives and other agents of Ardent and Avantair to agree, to immediately cease any existing discussions or negotiations with any person or entity other than each other with respect to a business combination involving Ardent or Avantair, and will not take any action to solicit, initiate, encourage or facilitate any proposal or offer from, or furnish any information to, any person other than each other relating to any business combination involving Ardent or Avantair.

ARDENT'S STOCKHOLDERS' MEETING

        Ardent has agreed to call and hold a meeting of its stockholders, as promptly and as reasonably practicable, for the purpose of seeking the adoption of the acquisition proposal by its stockholders. Ardent has also agreed that it will, through its Board of Directors, recommend to its stockholders that they approve and adopt the acquisition proposal, subject to applicable law and the fiduciary duties (exercised in good faith and on the advice of independent legal counsel) of Ardent's Board of Directors.

ACCESS TO INFORMATION; CONFIDENTIALITY

        The stockholders of Avantair will afford to Ardent and its representatives prior to the closing of the acquisition reasonable access during normal business hours to all of Avantair's and its subsidiaries' properties, assets, liabilities, books and records, operations and businesses and access to their directors, officers, employees, customers and business partners for the purposes of such meetings and communications as Ardent and the stockholders of
Avantair reasonably agree.

        The stockholders of Avantair agree to hold in confidence all information of Avantair which is non-public, confidential or proprietary in nature, other than disclosures that are required by law.

                                       74

REASONABLE EFFORTS; NOTIFICATION

        Ardent and the stockholders of Avantair have agreed that they will use their respective reasonable best efforts to take all actions, and to do all things necessary, proper or advisable to consummate the acquisition and the transactions contemplated by the Stock Purchase Agreement. This includes:

            o  obtaining all necessary waivers, consents and approvals from governmental entities and making all necessary registrations and filings, including filings with governmental entities;

            o  obtaining all necessary consents, approvals or waivers from third parties; and

            o  executing and delivering any additional instruments necessary to consummate the acquisition or other transactions contemplated by the Stock Purchase Agreement and to fully carry out the purposes of the Stock Purchase Agreement and the transaction agreements contemplated by the Stock Purchase Agreement.

        The Avantair stockholders will give prompt notice to Ardent, and Ardent will give prompt notice to the Avantair stockholders, of the occurrence of any event or condition which would result in such party's inability to satisfy any of the other party's conditions to the closing of the acquisition. However, no notification will affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligation of the parties under the Stock Purchase Agreement or the related agreements.

ISSUANCES OF ARDENT SECURITIES

        Prior to the closing, Ardent will not, without prior consent of the stockholders of Avantair, issue or grant any option or other right to purchase any shares of capital stock of Ardent or any convertible instrument exchangeable for shares of Ardent capital stock, except for issuances of securities upon exercise of already existing warrants, options or other securities.

EQUITY COMPENSATION PLAN

        Ardent agreed to submit to its stockholders for their approval a proposed equity compensation plan that would permit the granting of stock options, shares of restricted stock and other awards to such persons in such amounts as may be determined by the compensation committee of Ardent's Board of
Directors. The pool of shares initially available for this plan will equal
1,500,000 of the total shares of Ardent common stock expected to be outstanding immediately after the closing. See "The Plan Proposal" on page 59.

INVESTOR RIGHTS AGREEMENT

        Ardent acknowledges that, in connection with an equity financing by
Avantair, Avantair and certain holders of its class A common stock are party to an Investors Rights Agreement, dated October 2, 2006, and Ardent acknowledges that upon the occurrence of the closing, Ardent will become subject to obligations arising under the Investors Rights Agreement. See "Investors Rights
Agreement" on page 83.

INDEMNIFICATION

        The Avantair stockholders will hold harmless Ardent, its affiliates and their respective representatives, successors and permitted assigns for any damages, whether as a result of a third party or otherwise, which arise from or in connection with a breach of a representation or warranty with respect to themselves. Certain Avantair stockholders will hold harmless Ardent, its affiliates and their respective representatives, successors and permitted assigns for any damages, whether as a result of any third party or otherwise, which arise from or in connection with a breach of the representations, warranties or covenants with respect to Avantair. Ardent has agreed to hold harmless the stockholders of Avantair and its representatives, successors and permitted assigns, for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with a breach of representations, warranties and covenants of Ardent. Subject to certain exceptions, claims made by Ardent, its

                                       75

affiliates and their respective representatives, successors and permitted assigns for breaches of the representations and warranties of the Avantair stockholders may be asserted only once an aggregate of $500,000 in damages for all claims has been incurred. However, Ardent and its representatives will be entitled to be indemnified on a dollar-for-dollar basis from the first dollar of damages without regard to threshold for breaches of certain representations and warranties and for all covenants. No individual stockholder of Avantair will be liable for a percentage of any claim in excess of the percentage of the purchase price allocated to such stockholder. The maximum indemnification amount that may be received by Ardent for breaches of representations and warranties with respect to Avantair will not exceed 1,750,000 shares of Ardent common stock, the amount placed in escrow, except for breaches of certain representations and warranties, for which Ardent may seek indemnification from certain Avantair stockholders after the entire escrow amount is exhausted. The representations and warranties of the Avantair stockholders with respect to Avantair will survive the closing until 30 days after Ardent files its form 10-K for the fiscal year ending June 30, 2008, however certain representation and warranties will survive for a longer period.

        Ardent agrees not to change, for six years after the closing, the provisions of its certificate of incorporation and bylaws relating to indemnification of each present and former director of Ardent in a manner that adversely affects the rights of such director, and to maintain director's and officers' liability insurance coverage for such directors for six years after the closing.

FEES AND EXPENSES

        Except for certain expenses in connection with indemnification claims, disputes regarding contingent deferred payments and transfer taxes, each of the
Avantair stockholders, on the one hand, and Ardent, on the other, shall be responsible for their own fees and expenses (including, without limitation, legal and accounting fees and expenses) in connection with the Stock Purchase
Agreement and the transactions contemplated thereby. The stockholders of
Avantair on the one hand and Ardent on the other hand will split equally the fees and expenses in connection with the escrow agreements.

PUBLIC ANNOUNCEMENTS

        Ardent and the stockholders of Avantair have agreed that any announcements concerning the transactions provided for in the Stock Purchase
Agreement by Ardent or the stockholders of Avantair shall be subject to the prior approval of both parties, except that approval shall not be required as to any statements and other information which any party may be required to make pursuant to any applicable rule or regulation of the Securities and Exchange
Commission, any United States or foreign securities exchange or otherwise required by law.

TRANSFER TAXES

        The stockholders of Avantair will pay all applicable transfer, sales, use, real property transfer, excise, recording, deed, stamp and other similar taxes incurred in connection with the transfer of Avantair's common stock to
Ardent.

CONDITIONS TO THE COMPLETION OF THE ACQUISITION

        Each of Ardent's and Avantair's stockholders' obligations to effect the acquisition is subject to the satisfaction or waiver of specified conditions before completion of the acquisition, including the following:

        CONDITIONS TO ARDENT'S OBLIGATIONS

        The obligations of Ardent to effect the acquisition are further subject to the following conditions:

            o  the representations and warranties of the stockholders of
               Avantair that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of
               completion of the acquisition, except representations and
               warranties that address matters as of another date, which must be true and correct as of that other date;

                                       76

            o  the stockholders of Avantair must have performed in all material respects all covenants and agreements that are to be performed by them;

            o  there must not have occurred any material adverse effect on
               Avantair since the date of the Stock Purchase Agreement;

            o  the absence of any order or injunction preventing consummation of the acquisition or the right of Avantair or any of its
               subsidiaries to operate their respective businesses after the completion of the acquisition;

            o  the stockholders of Avantair shall have obtained all written consents, approvals, waivers or similar authorizations necessary to consummate the acquisition and the transactions contemplated by the Stock Purchase Agreement;

            o  Ardent will have received the written resignations of all directors of Avantair, effective as of the closing of the
               acquisition;

            o  the stockholders of Avantair and each of the directors of
               Avantair will have executed and delivered to Ardent a general release with respect to events occurring prior to the closing;

            o  Avantair will have received stockholder approval of the acquisition;

            o  the stockholders of Avantair and JP MorganChase (an escrow agent)
               shall have entered into the escrow agreement;

            o  Steven Santo and John Waters shall have each entered into his employment agreement with Avantair; and

            o  the stockholders of Avantair will have each entered into the
               Stockholders Agreement.

        CONDITIONS TO AVANTAIR'S OBLIGATIONS

        The obligation of Avantair's stockholders to effect the acquisition is further subject to the following conditions:

            o  the representations and warranties of Ardent that are qualified as to materiality must be true and correct and those not
               qualified as to materiality must be true and correct in all material respects, as of the date of completion of the
               acquisition, except representations and warranties that address matters as of another date, which must be true and correct as of that other date;

            o  Ardent must have performed in all material respects all covenants and agreements that are to be performed by them;

            o  there must not have occurred any material adverse effect on
               Ardent since the date of the Stock Purchase Agreement;

            o  Ardent shall have obtained all written consents, approvals, waivers or similar authorizations necessary to consummate the acquisition and the transactions contemplated by the Stock
               Purchase Agreement;

            o  Ardent will have received the stockholder approval of the acquisition;

            o  Steven Santo and John Waters will have each entered into his employment agreement with Ardent;

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            o  Ardent will have entered into the Stockholders Agreement;

            o  Ardent and JPMorgan Chase will have entered into the escrow agreement;

            o  the Avantair stockholders shall have received the written resignations of all directors of Ardent, effective as of the closing time;

            o  Ardent shall have made arrangements to have the trust fund disbursed to Ardent immediately upon the closing; and

            o  holders of twenty percent or more of shares of Ardent common stock issued in Ardent's initial public offering shall not have exercised rights to convert their shares.

TERMINATION, AMENDMENT AND WAIVER

        The Stock Purchase Agreement may be terminated at any time prior to the closing of the acquisition, as follows:

            o  by mutual consent of Ardent and the stockholders of Avantair;

            o  by either party if the other party has breached any of its covenants or representations and warranties in any material respect; or

            o  by either party if stockholder approval of the acquisition is not received at the special meeting, or if the closing has not occurred by March 2, 2007.

EFFECT OF TERMINATION

        In the event of termination by either the Avantair stockholders or
Ardent, all further obligations and rights of the parties under Stock Purchase
Agreement will terminate, with each party responsible for its own costs and expenses except that a party will remain liable for any material breach prior of the Stock Purchase Agreement that occurred prior to the date of termination.

ASSIGNMENT

        The Stock Purchase Agreement may not be assigned by any party without prior written consent of the counterparty.

AMENDMENT

        The Stock Purchase Agreement may not be amended or modified except by an instrument in writing. In the event the parties contemplate an amendment to the
Stock Purchase Agreement following the closing, Ardent will establish a special committee of the board of directors (which committee shall exclude the Avantair stockholders and their affiliates) for purpose of making all decisions on
Ardent's behalf.

FURTHER ASSURANCES

        Each of Ardent and the stockholders of Avantair agreed that they will execute and deliver, or cause to be executed and delivered, on or after the close of the acquisition, all such other documents and instruments and will take all reasonable actions as may be necessary to effectuate the transactions contemplated by the Stock Purchase Agreement.

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LETTER AGREEMENT

        The following summary of the material provisions of the Letter Agreement is qualified by reference to the complete text of the Letter Agreement, a copy of which is attached as Annex B to this document. All stockholders are encouraged to read the Letter Agreement in its entirety for a more complete description of the terms and conditions of the acquisition.

        In conjunction with the signing of the Stock Purchase Agreement on
October 2, 2006, Avantair raised an aggregate of $9.0 million in equity financing from investors in its class A common stock (we sometimes refer to this financing as the equity financing). These investors included Steven Santo, John
Waters, Kevin McKamey, Avantair's Executive Vice President and Jeffrey Kirby, a
current Avantair stockholder (and former director), as well as thirteen outside investors who were introduced to Avantair by EarlyBirdCapital.

        In connection with this equity financing transaction, these outside investors entered into letter agreements, dated October 2, 2006, with Ardent and
Avantair. Pursuant to the letter agreements, each investor agreed that:

            o  the investor had received copies of the final Stock Purchase
               Agreement;

            o  if the acquisition is consummated, then at the closing of the acquisition the investor will sell to Ardent all of the
               investor's shares of Avantair's class A common stock on the same economic terms as provided in the Stock Purchase Agreement; and

            o  the investor makes all of the representations and warranties as to itself which the other Avantair stockholders made as to themselves in the Stock Purchase Agreement.

                                ESCROW AGREEMENT

        Pursuant to the Stock Purchase Agreement, on the closing date of the acquisition, Ardent, certain stockholders of Avantair and JPMorgan Chase Bank,
N.A., as escrow agent, will enter into an escrow agreement in the form of Annex
D. The following description of the escrow agreement describes the material terms of the escrow agreement but does not purport to describe all the terms of the agreement. The complete text of the escrow agreement is attached as Annex D to this document and is incorporated by reference into this document. We encourage all stockholders to read the escrow agreement in its entirety.

CREATION OF ESCROW

        At the closing of the acquisition, 1,750,000 of the shares of Ardent common stock included within the purchase price will be transferred to the escrow agent to secure the indemnification obligations of Avantair's stockholders under the Stock Purchase Agreement.

DISTRIBUTION OF ESCROWED SHARES

        If the stockholders of Avantair breach any representation, warranty, covenant or agreement contained in the Stock Purchase Agreement, Ardent may claim damages arising out of the breach, and the escrow agent will pay to Ardent the amount directed (i) by joint written direction from Ardent and the stockholders of Avantair, (ii) by final order, decree or judgment of a court of competent jurisdiction or (iii) as may be demanded by Ardent without timely objection by the Avantair stockholders whose shares are held in escrow. The number of shares transferred to Ardent to satisfy a claim shall be calculated by dividing the amount of the claim (or lesser amount to be paid to Ardent) by the closing sale price of Ardent common stock on the trading day immediately preceding the closing date. The escrowed shares will only be available to satisfy claims that are made prior to the 45th day following the date on which
Ardent files its Form 10-K with respect to the fiscal year ending June 30, 2008.
On the fifth business day following the end of such period, any remaining escrowed amounts that have not been used to satisfy claims, or which are not then in dispute, will be released to those stockholders of Avantair whose shares were placed into escrow.

                                       79

                             STOCKHOLDERS AGREEMENT

        Pursuant to the Stock Purchase Agreement, on the closing date of the acquisition, Ardent, the initial stockholders of Ardent, the stockholders of
Avantair and certain beneficial owners of Avantair's common stock will enter into the Stockholders Agreement in the form attached as Annex F. The following description of the Stockholders Agreement describes the material terms of the
Stockholders Agreement but does not purport to describe all the terms of the agreement. The complete text of the Stockholders Agreement is attached as Annex
F to this document and is incorporated by reference into this document. We encourage all stockholders to read the Stockholders Agreement in its entirety.

RESTRICTIONS ON TRANSFER

        The executive officers of Avantair, along with certain other owners and beneficial owners of Avantair's common stock, will not transfer, sell, assign, pledge or otherwise dispose of a portion of the shares of Ardent common stock that they receive at the closing of the acquisition, other than certain permitted transfers to relatives, affiliates, family trusts and the like. This restriction will apply until the second anniversary of the closing of the acquisition, except with respect to any shares (a) held by Steven Santo, John
Waters, Kevin McKamey or Jeffrey Kirby which are received by them in exchange for shares of Avantair common stock purchased in the equity financing, or (b)
which become directly owned by BHP Partners LLC (a beneficial owner of shares of
Avantair's common stock) for whom these restrictions will lapse (subject to applicable securities laws) with respect to one-third of its shares of Ardent common stock every six months following the filing by Ardent of a "shelf"
registration statement pursuant to the Investors Rights Agreement (see
"Investors Rights Agreement" on page 83).

VOTING AGREEMENT

        The initial stockholders of Ardent and all of the stockholders of
Avantair agree to designate certain individuals for election to Ardent's Board of Directors and to vote for such individuals. Ardent's initial stockholders shall have the right to designate three directors, who shall initially be Barry
J. Gordon (who shall also be elected non-executive Chairman of Ardent's Board of
Directors), Arthur H. Goldberg and _________. Two of Ardent's initial stockholders' designees must qualify as "independent" directors under applicable securities laws and applicable market exchange rules. The Avantair stockholders shall have the right to designate four directors, two of whom shall initially be
Steven Santo and John Waters, and one of whom shall be subject to the consent of the initial stockholders of Ardent. Two of the designees of the Avantair stockholders (including the designee who is subject to Ardent's consent) must also qualify as an independent directors. The respective rights of the initial stockholders of Ardent and the stockholders of Avantair will terminate on the later of 60 days following the date on which Ardent files its Form 10-K with respect to the fiscal year ending June 30, 2008, and the date on which each group beneficially owns (on a collective basis) less than 50% of the percentage of Ardent's common stock that they beneficially own (on a collective basis)
immediately following the closing of the acquisition.

                              EMPLOYMENT AGREEMENTS

        Each of Steven Santo and John Waters has entered into an employment agreement with Avantair. The following description describes the material terms of the employment agreements but does not purport to describe all of the terms of the employment agreements. The complete text of the employment agreement for each of Messrs. Santo and Waters is attached as Annex E, to this document and is incorporated by reference into this document. We encourage all stockholders to read the form of each employment agreement in its entirety.

SCOPE OF EMPLOYMENT

        The employment agreements provide that Steven Santo will be employed as the Chief Executive Officer and John Waters as the Chief Financial Officer of
Avantair. Messrs. Santo and Waters are collectively sometimes referred to as the employees. Other than these differences described below (and other requirements under applicable laws), the employment agreements are substantially identical.
The employment agreements of Messrs. Santo and Waters are for a period of three years, with automatic successive one-year renewals unless Avantair or the

                                       80

applicable employee terminates the agreement at least 30 days prior to the end of the initial term or any renewal period.

COMPENSATION

        Mr. Santo is entitled to an annual salary in the amount of $325,000 which will be increased to $400,000 at the time of the closing of the acquisition. Mr. Waters is entitled to an annual salary in the amount of
$275,000.

            o  Messrs. Santo and Waters are each entitled to an annual bonus.
               Mr. Santo is entitled to receive an annual cash and/or stock bonus award for the fiscal year ending June 30, 2007 with a target bonus equal to 60% of Mr. Santo's base salary. Mr. Waters is entitled to receive a cash and/or stock bonus award for the year ending June 30, 2007 in the amount of $137,500. All future bonuses of the employees will be determined in the sole
               discretion of the board of directors and the compensation
               committee of Avantair;

            o  Messrs. Santo and Waters are eligible to participate in any incentive program that provides for awards of stock, restricted stock, or options in Avantair to similarly situated employees;
               and

            o  Mr. Waters will receive, upon the closing of the acquisition, warrants to purchase 200,000 shares of Ardent common stock on the same terms as Ardent's publicly traded warrants.

FRINGE BENEFITS, REIMBURSEMENT OF EXPENSES

        Mr. Santo is entitled, among other things, to:

            o  participate in all benefit programs, including the registered retirement savings plan, established and made available to its employees;

            o  monthly living expenses in the amount of $2,800 through June 30,
               2007;

            o  monthly automobile lease reimbursement of $1,500; and

            o  reimbursement for any reasonable out-of-pocket expenses incurred in the course of employment.

        Mr. Waters is entitled, among other things, to:

            o  participate in all benefit programs, including the registered retirement savings plan, established and made available to its employees;

            o  monthly living expenses in the amount of $2,000 through June 30,
               2007;

            o  monthly automobile lease reimbursement of $500; and

            o  reimbursement for any reasonable out-of-pocket expenses incurred in the course of employment.

TERMINATION BENEFITS

        If the agreements are terminated by Avantair for cause, Avantair shall have no further obligations following the effective date of termination.

        If the agreements are terminated by Santo or Waters voluntarily without good reason, Avantair shall have no further obligations following the effective date of termination other than to pay the employee for any accrued but unpaid salary and reimbursable expenses.

                                       81

        If Mr. Santo's agreement is terminated by Avantair without cause or by the executive for good reason or for disability, then Mr. Santo is entitled to:

            o  any then accrued but unpaid base salary and performance bonus as of the date of termination; and

            o  payment of the base salary in effect at the time of termination and continuation of health insurance for a period of 12 months.

        If Mr. Waters' agreement is terminated by Avantair without cause or by the executive for good reason or for disability, then Mr. Waters is entitled to:

            o  any then accrued but unpaid base salary and performance bonus as of the date of termination; and

            o  payment of the base salary in effect at the time of termination and continuation of health insurance for the period of the lesser of (i) the remaining term of the employment agreement, or (ii) a period of 12 months from the effective date of termination.

        In each agreement, "cause" means:

            o  employee's fraud or breach of fiduciary obligations in connection with performance of his duties with Avantair (including but not limited to any acts of embezzlement or misappropriation of funds);

            o  employee's indictment for a felony or plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude;

            o  employee's being under the influence of any drugs (other than prescription medicine or other medically-related drugs to the extent that they are taken in accordance with their directions)
               or repeatedly being under the influence of alcohol, during the performance of his duties under his employment agreement, or, while under the influence of such drugs or alcohol, engaging in grossly inappropriate conduct during the performance of his duties under his employment agreement;

            o  employee's refusal to substantially perform his duties under his employment agreement, except in the event that the employee becomes permanently disabled;

            o  employee's willful misconduct or gross negligence in connection with his employment;

            o  employee's material violation of any Avantair policies or procedures relating to harassment, discrimination or insider trading; or

            o  employee's material breach of any provision of his employment agreement.

        In each agreement, "good reason" means:

            o  Avantair's willful material breach of any provision of his employment agreement;

            o  any material adverse change in employee's position, authority, duties or responsibilities (other than a change due to employee's permanent disability or as an accommodation under the Americans
               With Disabilities Act) which results in: (A) a diminution in any material respect in employee's position,

                                       82

               authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) days, such that it constitutes an effective demotion; or (B) a material diversion from employee's performance of the functions of
               employee's position, excluding for this purpose material adverse changes made with employee's written consent or due to employee's termination for cause or termination by employee without good reason; or

            o  relocation of Avantair's headquarters and/or employee's regular work address to a location which requires the employee to travel more than forty (40) miles from employee's place of employment on the date of his employment agreement.

        In addition, each employee's interest in any stock options or restricted stock will fully vest on the effective date of a termination without cause.

NON-COMPETITION AND NON-SOLICITATION

        Each of Mr. Santo and Mr. Waters is subject to restrictions during the term of each respective employment agreement and for 24 months after the termination thereof, including;

            o  carrying on, engaging in, or having any financial interest in any fractional aircraft ownership business, fixed base operations business, air charter business, business regulated as an "air taxi" services under applicable Federal Aviation Administration regulations or related business activities that compete with any business of Avantair; or

            o  directly or indirectly soliciting any customer, employee, including former employees during the 12 months preceding such solicitation, or service provider away from Avantair.

                           INVESTORS RIGHTS AGREEMENT

        In connection with entering into the Stock Purchase Agreement, Avantair entered into an Investors Rights Agreement with those holders of shares of its
Class A Common Stock who purchased such shares in conjunction with the execution of the Stock Purchase Agreement (we refer to these holders as Investors). The following description describes the material terms of the form of the Investor
Rights Agreement with respect to Ardent but does not purport to describe all of the terms therein. The complete text of the form of Investor Rights Agreement is attached as Annex G to this document and is incorporated by reference into this document. We encourage all stockholders to read the form of the investor rights agreement in its entirety.

SHELF REGISTRATION RIGHTS

        Avantair agreed to cause Ardent to file a "shelf" registration statement within 60 days of the closing of the acquisition. If the closing of the acquisition occurs, the registration statement will provide for the resale of shares of common stock of Ardent issued to the Investors in connection with the closing of the acquisition, including dividends and distributions on such common stock, and the resale of any common stock underlying the warrants described below.

        In the event a "shelf" registration statement is not filed with the SEC within 60 days after the date of the closing of the acquisition, Ardent will promptly issue to the Investors warrants to purchase a number of shares of
Ardent common stock. The warrants will have an exercise price of $5.00 per share and will be identical to Ardent's currently publicly traded warrants, calculated by (x) multiplying (a) the aggregate amount invested by the holder pursuant to its Stock Purchase Agreement, dated October 2, 2006, with Avantair, by (b) 0.02, and (y) dividing such amount by 5. Each Investor is entitled to the warrants for each consecutive thirty (30) day period for which the "shelf" registration statement is not filed with the Securities and Exchange Commission.

                                       83

                           INFORMATION ABOUT AVANTAIR

BUSINESS OF AVANTAIR

        Avantair, Inc. is engaged in the sale and management of fractional ownerships of professionally piloted aircraft for personal and business use.
Avantair is the fifth largest company in the North American fractional aircraft industry. As of October 20, 2006, Avantair operated 28 aircraft with 75 additional aircraft on order. Avantair expects to have approximately 40 aircraft in its fleet by June 30, 2007. Its fleet currently consists exclusively of
Piaggio Avanti P-180 turboprops, and 55 of the current orders are for that aircraft. In addition, on October 17, 2006, Avantair announced orders for 20
Embraer Phenom 100 aircraft. The Phenom 100 is in the Very Light Jet category of business jets, with the largest cabin in the category. Avantair will take delivery of its first Phenom 100 in 2009. Avantair was incorporated July 11,
2003 in the State of Nevada.

        Avantair currently derives revenues from two primary revenue streams:
sales of fractional aircraft shares and monthly management fees. Avantair generates approximately 96% of its revenues from the sales of fractional aircraft shares and monthly management fees associated with such shares, which represented $23.7 million and $22.8 million, respectively, during the fiscal year ended June 30, 2006.

        Avantair is in the process of developing a new revenue stream from fixed base operations (FBO). As a fixed base operator, Avantair will provide fuel, maintenance and refurbishment services, hangar rental, office space rental and other services to aircraft owners. Avantair believes that the fixed base operations will also allow it to lower operating costs for its fractional aircraft. Since it provides a more geographically diverse base of operations,
Avantair believes that the FBO business will allow it to reduce its repositioning costs by providing additional maintenance, cleaning and fueling facilities. Avantair believes that maintaining fixed base operations will allow it to capitalize on both internal and industry growth since Avantair will provide these services not only to aircraft in the Avantair fleet, but also to other operators, particularly those flying aircraft in the very light jet market. Avantair operates an FBO facility in Clearwater, Florida, and will begin limited revenue service at an FBO in Camarillo, California in November 2006. In
addition, Avantair is presently in discussions to add an FBO in Caldwell, New
Jersey and has identified other possible locations for future potential expansion.

FRACTIONAL OWNERSHIP BUSINESS

        Fractional aircraft ownership provides customers with the convenience and flexibility of private air service without the more significant costs associated with sole ownership of an aircraft. Commercial flight delays can be costly and tiresome, commercial hubs are increasingly crowded, major commercial airports may be far from final destinations and commercial air travel is increasingly subject to threats and security-related inconveniences. Attempting to divide the use of a plane among multiple parties to maximize its value can be logistically challenging. For businesses and high net worth individuals, fractional ownership often offers a balance between convenience and cost.

        A fractional aircraft company assembles a fleet of planes with each of these planes available for a certain number of revenue generating flight hours per year. Those hours are then divided into partial ownership shares and these partial ownership shares are sold to individuals and businesses. Avantair's customers typically purchase one-sixteenth or one-eighth shares in an aircraft, although in some cases the purchases are one-quarter shares or more. The purchase of a one-eighth share means that the owner will pay approximately one-eighth of the aircraft retail price initially and receive one-eighth of the total number hours of flying time per year for the life of the contract
(typically five years). An Avantair fractional share owner agrees to pay
Avantair an additional predetermined monthly fee to cover the various costs of maintaining and operating the aircraft. Avantair is responsible for all of these services. The fractional shareowner contacts Avantair's flight scheduling personnel to schedule use of the plane.

        According to AvData, the North American fractionally owned aircraft fleet has grown from 8 aircraft in 1986 to an aggregate of 952 aircraft as of
May 2006, and the number of fractional share owners has grown to 5,902 in that same period. According to AvData, there are only five companies which have 3% or more of the total market for fractional aircraft, based upon the units in operation - NetJets, Flight Options, FlexJet, CitationShares, and

                                       84

Avantair, with NetJets having a market share of approximately 50% and Avantair's three largest competitors having a combined market share of over 80%. Avantair has a market share of approximately 3%.

        The general aviation industry builds and sells aircraft ranging from single passenger, single engine propeller planes to multimillion dollar transoceanic jets costing $50 million or more. The fractional aircraft industry has primarily concentrated on the middle to upper end of that market. Most fractionally owned aircraft have a capacity of between four and seven passengers and a minimum range of 1,250-1,500 nautical miles. The list prices of these types of aircraft are generally $5 million to $50 million. There are numerous manufacturers and models in most categories of aircraft. Both providers of fractional aircraft shares and purchasers of these shares consider the choice of aircraft based upon a variety of factors including:

       o   price;
       o   availability;
       o   operating costs;
       o   reliability;
       o   speed;
       o   range;
       o   cabin size and features;
       o   safety features and record;
       o   efficiency;
       o   maintenance cost;
       o   manufacturer; and
       o   runway requirements.

        Other than NetJets, all of Avantair's principal competitors are owned by aircraft manufacturers, which have resulted in their fleets being largely comprised of aircraft built by their respective parent companies. Avantair, however, is not owned by any manufacturer, giving it a greater level of flexibility than most of its competitors.

        Fractional operators must have sufficient numbers of aircraft in the fleet to provide the service required. Since fractional share buyers desire to enter the program as soon as possible after purchasing shares, operators are obligated to provide access to aircraft when the shareowner requests it. If the operator does not have ample capacity available, it must charter that capacity, a practice that can be very costly. As a result, fractional operators tend to place orders for aircraft in advance, and only sell shares within a few weeks prior to taking delivery of the aircraft. Fractional operators may also offer card programs, which provide a certain number of flight hours to be used during a specific period of time, generally one year.

        The capital requirements of the fractional aviation business are less intensive than other segments of the aviation industry. Ordering aircraft requires the operator to place deposits well in advance of receiving its planes.
Progress payments are made as certain milestones are achieved. The amounts of the deposits and progress payments are a function of several factors including the price of the underlying plane, the creditworthiness of the buyer, and the time until delivery. The majority of the payments are generally made upon delivery. In normal practice, however, the fractional operator sells the plane in advance, so that the title transfers to the fractional shareowner within hours or days after title transfers from the manufacturer to the fractional operator. As a consequence, the fractional operator receives the funds from the share owners virtually at the same time as the bulk of the payments are paid to the manufacturer.

HOW AVANTAIR'S FRACTIONAL OWNERSHIP PROGRAM WORKS

        Each of Avantair's current aircraft is available to fractional owners for a total of 800 flight hours per year. Those hours are then divided into blocks of ownership, beginning at fifty hours per year (a one-sixteenth share of the aircraft), and these partial ownership shares are sold to buyers. A share of an aircraft currently can be purchased from Avantair starting at $405,000 for a one-sixteenth share. Purchase prices for larger interests are slightly discounted. Each fractional owner must enter into a Management and Cross Lease
Agreement with Avantair as part of the purchase of shares in an Avantair aircraft. A monthly management fee, currently $8,900, is assessed per

                                       85

1/16th share owned. This fee covers any direct costs in operating and maintaining the aircraft, other than fuel surcharges which are based on actual aircraft usage. This is unlike other fractional programs, which generally charge fractional owners an occupied hourly rate for use of the aircraft. All programs have fuel surcharges, but due to the efficiency of the Avanti and the way
Avantair calculates its management fee, Avantair's surcharges tend to be less than those charged by its competitors. Any landing fees, excess catering fees, applicable international fees and taxes are billed to the owner. Monthly fees are adjusted upwards on each anniversary date by the greater of either the current Consumer Price Index or 3.5%, but will not exceed the then-current rate offered to new share owners.

        Each fractional owner is allocated a certain number of flight hours per year based on the size of their ownership share. The owner may exceed the number of annual allocated hours by up to 20%, to the extent that the owner did not use all of their allocated hours in the prior year and/or as an advance use of the next year's allocated hours.

        Each share owner owns an "undivided interest" that cannot be affected or encumbered by the financial actions of other owners. In order to avoid scheduling conflicts, each share owner throughout Avantair's fleet agrees to trade off use of such owner's airplane with the other share owners in the fleet.
Avantair must move planes to the necessary destinations to meet the fractional owners' needs. Avantair keeps a certain number of core aircraft in the fleet in order to have enough planes to meet demand.

AIRCRAFT USAGE AND SCHEDULING

        A fractional share owner is required to provide a minimum of 24 hours notice to Avantair prior to the scheduled take-off time when scheduling the first leg of a trip during non-peak travel times. During peak travel times, requests for use by owner of an aircraft must be made at least 72 hours prior to the scheduled departure date of the first leg. No later than January 1st of each year, Avantair will notify all of its fractional owners of a list of the year's peak travel days, which will not exceed 25 days.

        For all flights outside of the Primary Service Area, which is comprised of the continental United States, certain airports in the Bahamas and Cabo San
Lucas, fractional owners must request an aircraft at least 7 days prior to the scheduled date of the first leg of the trip. All such requests are filled on a first-come first-served basis, provided that, for each such request, the fractional owner has provided sufficient information regarding the trip to enable Avantair to schedule the trip.

THE AVANTAIR CARD PROGRAM

        In 2006, Avantair introduced a card program that allows a purchaser to access Avantair's aircraft for 15 or 25 hours of flight time without the requirement to purchase ownership shares in an aircraft. The card holder purchases the entire card amount in advance and receives the same service as a fractional owner. After the card holder has exhausted the hours purchased, the holder has no further obligations to Avantair. The program offers an option for individuals and businesses seeking to experience fractional ownership.
Avantair's management considers its card program to be an effective means of introducing potential purchasers to its fractional ownership program. Avantair's card program currently is priced at $60,000 for a 15 hour card and $95,000 for a
25 hour card.

CHARTERING

        Whenever possible, Avantair will schedule an aircraft from its fleet for each request for use by a fractional owner. In the event that none of Avantair's aircraft are available, Avantair will charter a comparable aircraft for use by the owner, provided that the fractional owner has complied with all applicable notice requirements and all other program provisions. Avantair will only charter aircraft that satisfy the Aviation Research Group US (ARG/US) Gold or Platinum
rating.

EXPIRATION OF THE PROGRAM

        Upon the expiration of the term of Avantair's agreement with a fractional owner, the owner shall have the option to (i) sell the owner's interest in the aircraft and cease to participate in the Avantair program, (ii)
sell

                                       86

this interest and purchase an interest in another aircraft that participates or will participate in the Avantair program or (iii) retain this interest and renew their participation in the program.

SALES AND MARKETING

        Avantair targets customers based on demographic data, including net worth, household income, job title and age.

        Avantair uses a variety of methods to market and advertise its fractional ownership program, including print advertising, direct mail, trade events, web site and online and referral incentives. In fiscal 2006, approximately half of Avantair's marketing budget was allocated to print advertising. Advertising placement is based on historical data and demographics.

        Avantair's direct mail advertising consists of several mailings and
e-mailings per year to targeted prospective customers. Avantair also participates in live events, including events at fixed base operators attended by owners and prospective owners. The events are targeted geographically and often timed to coincide with trade shows and other industry events to reduce the cost to Avantair.

        As part of its marketing, Avantair maintains a web site at
www.avantair.com. All of Avantair's collateral and print marketing materials, direct mail, email and video materials direct prospective buyers to its web site.

        Public relations efforts are driven by editorial opportunities and news pitches to key editors. Recent editorial placements include magazines such as
Robb Report, Golf Digest and Business Week, as well as travel and aircraft industry publications. An owner newsletter, Contrails, is published quarterly with pertinent news, purchase reinforcement and any new programs. Contrails is also placed in packages that are sent to prospects at first inquiry into the fractional program.

        An important element of Avantair's marketing strategy is referral incentives. Approximately 30% of new share sales during 2005 and 2006 have been generated from referrals from existing share owners. Under Avantair's referral incentive program, a fractional owner who refers a customer to Avantair receives two additional allocated hours of flight time.

        One internal measurement used to assess future sales is leads generated by both the sales force and the other marketing methods described above. The number of Avantair's sales leads has nearly doubled over the past year. While many leads do not turn into sales, they provide the basis for future sales.
Another important indicator is demonstration flights. A very high percentage of potential buyers of shares will request a demonstration flight on one or more aircraft types and on one or more products from different fractional operators.
Avantair's demonstration flights cost the potential buyer approximately $3,000 per hour, with the price charged deducted from the purchase only in the event that a share or shares are ultimately bought. Avantair's management believes that in excess of 80% of demonstration flights convert into sales of fractional shares.

        Avantair's sales department is comprised of a vice president of sales and regional sales directors supported by a sales department and a marketing department. Avantair's sales staff is compensated with a base salary plus commissions.

FLEET AND GEOGRAPHIC SCOPE

        Avantair's fleet currently consists of 28 aircraft, including four planes that Avantair operates as core aircraft to provide additional capacity.
Currently, all of the fractional aircraft in Avantair's fleet are Piaggio Avanti
P-180 turboprops. In addition, on October 17, 2006, Avantair announced orders for 20 Embraer Phenom 100 aircraft. The Phenom 100 is in the Very Light Jet category of business jets, with the largest cabin in the category. Avantair will take delivery of its first Phenom 100 in 2009.

        Avantair has focused its sales efforts to date in two geographic regions
- the East Coast and Southern California. Over the last six months, Avantair's customer base and flight time has increased significantly on the West Coast.
Currently, the top 100 city pairs most frequented by Avantair's customers show the East Coast region

                                       87

at 52% and the West Coast region at 39%. This geographical breakdown makes it more effective for Avantair to position aircraft on the West Coast where they will be utilized for occupied hours on a consistent basis, which reduces the need to frequently reposition aircraft across the country. A fractional owner is entitled to board a plane at the location of his/her choosing. The costs of moving a plane, or repositioning it, are borne by Avantair. These costs have been very significant due to fuel, pilots and crew and maintenance costs arising from increased overall usage of the aircraft. As the number of planes in
Avantair's fleet increases, Avantair believes that the relative amount of repositioning should decline. As the size of Avantair's fleet reaches a critical mass, aircraft will be domiciled in strategic locations based on travel patterns. Those locations are frequently determined through the usage of a software optimization program. In addition, Avantair incurs costs associated with pilots and crew, such as transportation to flight departure locations, per diems, meals and hotel expenses. As Avantair's fleet expands, crews will be domiciled in cities frequented by fractional owner flights. This presents an opportunity for Avantair to leverage more favorable discounts for air and hotel due to volume, as well as making more efficient use of pilot and crew work hours.

        Avantair believes that operating a very limited number of aircraft models provides it with cost and operating advantages relative to other fractional aircraft operators that may operate as many as 26 different aircraft models. Among the advantages of operating a limited number of aircraft models are:

            o  MAINTENANCE - Reduces costs of repair and maintenance by enabling nearly every member of Avantair's maintenance staff to service all of its aircraft, plus reduced repositioning of an aircraft results in fewer flight hours and therefore less frequent
               maintenance;

            o  PILOT TRAINING - Pilots need to be certified for a given aircraft model, therefore the operation of a limited number of models means that nearly all employed pilots are available to operate any aircraft in the fleet. Avantair anticipates acquiring a
               Piaggio Avanti flight simulator during the fourth calendar quarter of 2006 for use in pilot training. This simulator will enable significant pilot training without the use of actual aircraft, and will therefore increase available flight hours for
               Avantair's aircraft by an estimated 1,800 hours annually and reduce fuel, maintenance and insurance costs associated with
               Avantair's internal use of its aircraft for training purposes.

            o  INVENTORY - Fewer parts need to be inventoried which reduces the overall cost of inventory. Due to the uniformity of the fleet,
               Avantair is exposed to lower capital investment and inventory due to interchangeability of parts and the greater ease of
               troubleshooting.

        Avantair is the exclusive fractional operator in North America of the
Piaggio Avanti P-180 aircraft. The Piaggio Avanti has a unique design that uses forward wing technology which allows it to both provide the fastest speed of any turboprop and yet have an unusually large cabin relative to aircraft in its category. The Piaggio Avanti also compares favorably to light jets as the
Piaggio Avanti has the lowest fuel usage in the category. This aircraft also allows access to a greater number of airports than most of the jets in its category since it has the capability to land on shorter runways.

        The Piaggio Avanti has several very attractive features to fractional shares owners:

            o  STAND-UP CABIN - A stand-up cabin and a private lavatory, which is unique in its category.

            o  FLYING CAPACITY - Ability to fly 1,300 nautical miles with five passengers, luggage and a full fuel load.

            o  SPEED - Fastest turboprop manufactured, with jet-like speed of
               458 mph

            o  RUNWAY CAPABILITY - Ability to land on shorter runways allowing access to a greater number of airports

            o  COMFORTABLE RIDE - Sound dampening interior and rear mounted props, which help deliver a quiet ride

                                       88

            o  SAFETY - Since its introduction in 1989, there has not been a fatal accident involving a Piaggio Avanti P-180. In addition, the
               Avanti's wing design reduces the effects of turbulence and its de-icing system reduces the impact of inclement weather on aircraft operation.

        The pricing structure afforded by utilizing the Piaggio Avanti allows
Avantair to attract a customer desiring quality at a lower price point. Offering the cabin cross section of a mid-size aircraft and fuel efficiency of a turboprop, along with no hourly fees, allows Avantair to lower the cost of fractional ownership to a broader range of consumers.

FLIGHT OPERATIONS

        Avantair's Operations Control Center is made up of four departments that all play a role in a fractional owner's trip from the first phone call to completion of the trip at the final destination:

            o  Owner Services
            o  Pilot Services
            o  Flight Specialist
            o  Flight Following

        After a fractional share is sold to a customer, a fractional owner is assigned an Owner Services team. This team assists the fractional owner in scheduling flights and making necessary arrangements based on the owner's flight requirements, including coordinating with Avantair's Operations Control Center.

        The flight scheduling process begins when a fractional owner contacts the owner's Owner Services team. When a fractional owner contacts Avantair to schedule a flight, an assigned Owner Services team member handles the request.
The team member will ask for all details of the proposed trip, including airport of departure and arrival as well as fixed base operation preference. This department also handles any ground transportation and/or catering orders.

        The trip request is subject to an approval process with the Flight
Specialist. After approval, the trip is entered into Avantair's FlightOps computer system by Owner Services. The trip request is then delivered to the fractional owner for approval. This is used as a quality control so that
Avantair is sure it has all the correct details of the fractional owner's trip.
After a signed confirmation is received from the fractional owner, Owner
Services will confirm this trip reservation in FlightOps. The night before and the morning of the trip, Owner Services reconfirms all ground and/or catering requests for quality control.

        The day before the trip, the flights will be assigned to an Avantair aircraft by the Flight Specialist. The Flight Specialist then confirms the availability and location of the aircraft for the next day in an effort to ensure that the fractional owner gets the optimal schedule with the least amount of repositioning time. This confirmation process also takes into consideration the crew duty, rest and flight time regulations.

        The job of Pilot Services is to schedule pilots for flights and arrange accommodations for pilots away from their base of operations. Pilot Services is also responsible for the crew scheduling of all aircraft.

        Flight Following tracks all current flights that are in progress through direct contact with the crew and through FlightOps. Flight Following monitors weather conditions and other situations which may lead to delays, and works with the flight crews and the Operations Control Center to resolve delays as quickly as possible.

PILOT HIRING AND TRAINING

        Avantair selects and hires pilots based on a detailed screening process, including interviews, assessments of the candidate's knowledge of Avantair's aircraft, applicable regulations and flight skills, and background checks. All pilots are initially hired into first officer positions. Minimum requirements for initial hires include:

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            o  2,500 hours of total flight time;
            o  1,000 multi-engine flight hours; and
            o  250 hours of flight hours within the previous 12 months.

        All pilots must complete FAA required and approved ground and flight training prior to flying any flight leg for any of Avantair's fractional owners.
Further, all of Avantair's pilots must fulfill ongoing training requirements.
Avantair's pilots each have an average of over 6,200 hours of total flight time.

AIRCRAFT MAINTENANCE

        Avantair aircraft maintenance follows a schedule of inspections based on the numbers of hours flown at the recommendation of the aircraft manufacturer and approval of the FAA. This schedule consists of four levels of inspection -
A, B, C and D checks. An A check occurs at every 150 flight hours; a B check at every 300 flight hours; a C check at every 1,500 flight hours; and a D check at every 3,000 flight hours. The scheduled maintenance events, as well as unanticipated events, result in an average downtime of one day for A checks, two days for B checks, five days for C checks and twenty-one days for D checks.
Avantair contracts with FAA-approved repair stations to outsource C checks and D checks on Avantair's aircraft. Avantair's management believes that the outsourcing of these maintenance services reduces repositioning time and provides consistent levels of service. As a condition of employment, all of
Avantair's maintenance technicians must have an FAA license and are subject to a background check and drug screening prior to employment. Avantair's Lead
Technicians and Supervisors attend the FAA-approved Piaggio factory training program at Flight Safety. In addition, training is provided at the Rockwell
Collins factory school as well as Pratt & Whitney Powerplant (engine) school.
Avantair's main maintenance base and its Maintenance Control Center, which oversees and coordinates all maintenance activity on Avantair's aircraft, is located in Clearwater, Florida and is staffed 24 hours a day and seven days a week. The average years of experience is over 17 years for Avantair's maintenance technicians, 25 years for its maintenance controllers and over 25 years for its maintenance quality control staff.

COMPETITION

        Avantair faces competition from other fractional aircraft operations.
Avantair's primary competitors are NetJets, a subsidiary of Berkshire Hathaway,
Flight Options, a subsidiary of Raytheon, FlexJet, a Bombardier subsidiary, and
CitationShares, which is 75% owned by Cessna, a wholly-owned Textron subsidiary.
None of these competitors are stand-alone entities like Avantair and all of these competitors are significantly larger than Avantair and with more resources. All of these companies (other than NetJets) are subsidiaries of business jet manufacturers, which Avantair's management believes may hamper their flexibility in purchasing aircraft. According to AvData, there are only five companies which have 3% or more of the total market for fractional aircraft, based upon the units in operation - NetJets, Flight Options, FlexJet,
CitationShares, and Avantair, with NetJets having a market share of approximately 50% and Avantair's three largest competitors having a combined market share of over 80%. Avantair has a market share of approximately 3%.

        Avantair and other fractional airlines also face competition from charter airlines, air taxis and commercial airlines. Some of these competitors offer greater selection of aircraft (including jet aircraft), some of which permit owners to fly greater distances or at greater speeds, travel with a greater number of passengers and on shorter advance notice before flying.

        Avantair's management believes that fractional aircraft operators compete on the basis of aircraft model and features, price, customer service and scheduling flexibility. Avantair's management believes that customers are generally willing to continue to use the same fractional aircraft operator so long as such operator provides satisfactory service with competitive pricing.
Avantair's management believes that the quality of its aircraft and service, and the value it provides to its customers, enables it to compete effectively against its larger competitors.

INFORMATION TECHNOLOGY

        Avantair's core software application, FlightOps, is designed, developed, and licensed by Bitwise Solutions, Inc. for use in Avantair's Operations Control
Center to plan, schedule and track fractional owner trips as well as manage its fleet. FlightOps uses Oracle as its database server.

                                       90

        Avantair has invested in an efficient high-performance computing environment that includes Dell PowerEdge servers with the latest commercially available Windows-based operating system. In addition, Avantair has approximately 60 Fujitsu Tablet PCs that are used as part of its pilots'
Electronic Flight Bag. These PCs are equipped with core software applications that include navigational aids, flight charts, and aircraft manuals.

        Avantair currently has two agreements with Application Services
Providers:

            o  Salesforce - Customer Relationship Management Sales Force
               Automation; and

            o  Corridor - Enterprise Resource Management Aviation Service
               Software (Maintenance, Inventory and FBOs).

GOVERNMENT AND OTHER REGULATIONS

        Avantair, like all air carriers, is subject to extensive regulatory and legal compliance requirements, both domestically and internationally. In addition to state and federal regulation, airports and municipalities enact rules and regulations that affect aircraft operations. The FAA regulates
Avantair's activities, primarily in the areas of flight operations, maintenance, and other safety and technical matters. FAA requirements cover, among other things, security measures, collision avoidance systems, airborne windshear avoidance systems, noise abatement and other environmental concerns, and aircraft safety and maintenance procedures. Specifically, the FAA may issue mandatory orders, relating to, among other things, the grounding of aircraft, inspection of aircraft, installation of new safety-related items and removal and replacement of aircraft parts that have failed or may fail in the future.

        The FAA also has authority to issue air carrier operating certificates and aircraft airworthiness certificates and regulate pilot and other employee training, among other responsibilities. Avantair's management of fractional aircraft is regulated by the FAA under Part 91, subpart K of the Federal
Aviation Regulations ("FARs"), and the FAA has issued Management Specifications reflecting Avantair's authority to manage such aircraft. In some cases, including all current international operations, the FAA deems Avantair to transport persons or property by air for compensation. Such "charter" operations are regulated under Part 135 of the FARs, and Avantair's authority to conduct those operations is reflected in an Air Carrier Operating Certificate with operating specifications. Both types of FAA authority potentially are subject to amendment, suspension or revocation. From time to time, the FAA issues rules that require aircraft operators to take certain actions, such as the inspection or modification of aircraft and other equipment.

        Avantair's charter operations under Part 135 also are subject to economic regulation by the U.S. Department of Transportation ("DOT"). To retain its DOT registration as an air taxi, Avantair must remain a U.S. citizen; that is, U.S. citizens must actually control Avantair, at least 75% of Avantair's outstanding voting stock must be owned and controlled by U.S. citizens, and the
President and two-thirds of the directors and other managing officers must be
U.S. citizens. Avantair's organizational documents will provide for the automatic reduction in voting power of common stock owned or controlled by
non-U.S. citizens if necessary to maintain U.S. citizenship. If Avantair cannot maintain its U.S. citizenship, it would lose its ability to conduct its charter operations (though not its fractional program manager operations).

        Aircraft operators also are subject to various other federal, state and local laws and regulations. The Department of Homeland Security ("DHS") has jurisdiction over virtually all aspects of civil aviation security and arrivals into and departures from the United States. Avantair is also subject to inquiries by DOT, the FAA, and other U.S. and international regulatory bodies.

ENVIRONMENTAL REGULATION

        Many aspects of Avantair's operations also are subject to increasingly stringent federal, state, local and foreign laws and regulations protecting the environment concerning emissions to the air, discharges to surface and subsurface waters, safe drinking water, and the management of hazardous substances, oils, and waste materials. Future regulatory developments in the
U.S. and abroad could require aircraft operators to take additional action to maintain compliance with applicable laws. For example, potential future actions that may be taken by the U.S.

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government, foreign governments, or the International Civil Aviation
Organization to limit the emission of greenhouse gases by the aviation sector are unknown at this time but could require significant action from aircraft operators in the future.

        Avantair is also subject to other environmental laws and regulations, including those that require it to remediate soil or groundwater to meet certain objectives. Under the federal Comprehensive Environmental Response, Compensation and Liability Act (commonly known as "Superfund") and similar environmental cleanup laws, generators of waste materials, and owners or operators of facilities, can be subject to liability for investigation and remediation costs at facilities that have been identified as requiring response actions. Certain operations of Avantair are also subject to the oversight of the Occupational
Safety and Health Administration (OSHA) concerning employee safety and health matters. Avantair also conducts voluntary remediation actions. Environmental cleanup obligations can arise from, among other circumstances, the operation of fueling facilities, and primarily involve airport sites. Future costs associated with these activities are not expected to have a material adverse effect on
Avantair's business.

RISK OF LOSS AND LIABILITY INSURANCE

        The operation of any fractional aircraft business includes risks such as mechanical failure, physical damage, collision, property loss or damage and business interruption due to events beyond the operator's control. Avantair carries an all-risk aviation insurance policy (subject to standard aviation exclusions and provisions) which offers protection for physical damage to the hull, bodily injury to passengers, as well as third party bodily injury and property damage. While Avantair believes that its present insurance coverage is adequate, not all risks can be insured, and there can be no guarantee that any specific claim will be paid, or that Avantair will always be able to obtain adequate insurance coverage at reasonable rates.

LEGAL PROCEEDINGS

        Avantair is not involved in any legal proceedings which it believes will have a significant effect on its business, financial position, results of operations or liquidity, nor is Ardent aware of any proceedings that are pending or threatened which may have a significant effect on its business, financial position, results of operations or liquidity. From time to time, Avantair may be subject to legal proceedings and claims in the ordinary course of business, involving principally commercial charter party disputes. It is expected that these claims would be covered by insurance if they involve liabilities such as arise from collision, other casualty, death or personal injuries to crew, subject to customary deductibles. Those claims, even if lacking merit, could result in the expenditure of significant financial and managerial resources.

EMPLOYEES

        As of September 30, 2006, Avantair had approximately 264 full-time employees, 28 of whom were management and 236 of whom were operational. Avantair believes that it has good relations with its employees. None of Avantair's employees are represented by labor unions or covered by collective bargaining agreements.

FACILITIES

        Avantair leases its corporate headquarters and hangar space at 4311
General Howard Drive, Clearwater, Florida under two leases that each expire on
April 30, 2020. In addition, Avantair currently leases the following principal properties:

            o  100 square feet of hangar space at 155 Passaic Avenue, Fourth
               Floor, Fairfield, New Jersey under a lease that is month to month;

            o  approximately 1,600 square feet of office space at 7757 Auburn
               Road, #16, Concord, Ohio under a lease that expires on January
               14, 2007;

            o  approximately 3,000 square feet of office space at 14020
               Roosevelt Blvd, #805, Clearwater, Florida under a lease that expires February 28, 2007;

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            o  approximately 65,258 square feet of office and hangar space at
               575 Aviation Drive, Camarillo, California under a lease that expires on August 1, 2021; and

            o  approximately 75 square feet of office and terminal space at 50
               Airport Road, Morristown, New Jersey under a lease that expires on June 15, 2007.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                             OPERATIONS OF AVANTAIR

        This discussion summarizes the significant factors affecting the consolidated and combined operating results, financial condition, liquidity and cash flows of Avantair for the fiscal years ended June 30, 2006, June 30, 2005,
June 30, 2004. This discussion should be read in conjunction with Avantair's audited consolidated and combined financial statements, included elsewhere in this proxy statement, and the notes thereto. This proxy statement contains audited financial statements for Avantair that comply with U.S. generally accepted accounting principles.

OVERVIEW

        Avantair is engaged in the sale and management of fractional ownerships of professionally piloted aircraft for personal and business use. Avantair is the fifth largest company in the North American fractional aircraft industry.
Currently, Avantair operates 28 aircraft with 75 additional aircraft on order.
Avantair expects to have approximately 40 aircraft in its fleet by June 30, 2007 presuming that the current delivery schedule is met by the manufacturer.
Avantair operates fixed flight based operations, aircraft maintenance, concierge and other services to customers from hangars and office locations in Clearwater,
Florida, in Camarillo, California beginning in November 2006 and is in discussions to open an additional facility in Caldwell, New Jersey. Avantair,
Inc. was incorporated July 11, 2003 in the State of Nevada.

        Avantair has one wholly owned subsidiary, Skyline Aviation, Inc. Skyline is a Delaware corporation established on September 14, 1999. On August 20, 2004 the stockholders of Skyline entered into a Contribution Agreement in which they agreed to contribute 100 shares of common stock (representing 100% of the common stock outstanding), no par value, to Avantair for 100 shares of Avantair Class A
Common Stock or Class B common stock. Skyline at this time became a wholly owned subsidiary of Avantair, resulting in the consolidated financial statements presented. Since the date of this business combination, Skyline's operations and financial performance have not been material to Avantair's operations and financial condition, taken as a whole. From the inception of Avantair and prior to the Contribution Agreement, the companies conducted business under common ownership as defined by Emerging Issues Task Force 02-5, Definition of "Common
Control", and with 85% common ownership, the financial statements for the period ended June, 30, 2004 were presented as combined financial statements. Since in this business combination there was only an exchange of shares between entities under common control the business combination did not require the assets and liabilities to be fair valued, therefore they were recorded at their historical cost.

        The results of operations for the fiscal year ended June 30, 2004 are the combined results of Skyline and Avantair for that period. The results of operations for the fiscal year ended June 30, 2005 include approximately two months of combined operations and the balance of the operations are consolidated from August 20, 2004. The accounting described above had no impact on the results of operations. The results of operations for the fiscal year ended June
30, 2006 were consolidated. All inter-company transactions have been eliminated in consolidation. There were no inter-company sales or expenses during the periods that the operations were combined.

        Avantair has experienced losses since its inception and as of June 30,
2006 had an accumulated deficit of approximately $36.4 million. Avantair generates revenues through the sales of fractional shares of aircraft and providing operations, maintenance and management services related to these aircraft. Avantair presently sources all of its aircraft from a single manufacturer and has contractual commitments to purchase these aircraft at wholesale pricing for an aggregate of approximately $297.0 million to this manufacturer through 2010 for the delivery of 55 additional aircraft. For these aircraft, Avantair has provided initial deposits aggregating approximately $9.0 million,

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and makes progress payments of an additional $0.3 million per aircraft when delivered in the United States. Prior to delivery of these aircraft, Avantair markets and sells fractional interests, separated into ownership shares as low as 1/16th interest, at retail prices to individuals and businesses. Avantair has placed an order with another manufacturer for 20 very light jets, with delivery scheduled beginning in 2009. In addition, Avantair generates significant revenue through maintenance and management agreements with fractional owners under which
Avantair provides pilots, maintenance, fuel and hangar space for the aircraft.
In addition to the cost of acquiring aircraft, Avantair's primary expenses have been related to aircraft repositioning (i.e., moving an aircraft to another location to accommodate customer needs, pilot training and demonstration flights for sales purposes), maintenance and staffing, charters and insurance. Further,
Avantair incurred increased costs of flight operations and general and administrative expenses in anticipation of increased aircraft deliveries and usage in the fiscal year ended June 30, 2006. However, these aircraft deliveries were delayed pending regulatory approvals of updated avionics. Subsequent to this period, regulatory approval was obtained and Avantair began accepting deliveries of these aircraft in September 2006. Avantair's management anticipates that the opening of its proposed fixed base operations business in
Camarillo, California and potentially other FBOs, will generate an additional source of revenue in future fiscal years.

        Avantair's primary source of liquidity is cash provided by operations and cash provided from its line of credit. Principal uses of cash are capital expenditures, principally the purchase of core aircraft and leasehold improvements. At June 30, 2006 Avantair had a working capital deficit of approximately $23.9 million. On October 2, 2006 Avantair sold approximately 3.2 million shares of its Class A common stock and raised approximately $9.0 million. In addition, it borrowed $7.6 million to finance its business in the near term. For the fiscal year ended June 30, 2006, Avantair's net cash provided by operating activities totaled $3.6 million, a decrease of $1.7 million compared to the prior fiscal year. This decrease resulted primarily from a $18.1 million net loss from operations (after non cash charges), which was partially offset by a $15.7 million increase in deferred revenue (net of aircraft costs related to fractional shares) related to fractional aircraft shares sold on planes not yet delivered to Avantair and a $7.0 million increase in accounts payable to its vendors.

CRITICAL ACCOUNTING POLICIES

        Avantair's discussion and analysis of its financial condition and results of operations for the purposes of this document are based upon its consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America.

        Avantair's significant accounting policies are presented in Note 2 to its audited consolidated and combined financial statements, and the following summaries should be read in conjunction with the financial statements and the related notes included in this proxy statement. While all accounting policies affect the financial statements, certain policies may be viewed as critical.
Critical accounting policies are those that are both most important to the portrayal of the financial statements and results of operations and that require
Avantair's management's most subjective or complex judgments and estimates.
Avantair's management believes the policies that fall within this category are the policies related to variable revenue recognition, aircraft costs related to fractional sales, use of estimates, capital assets, impairment of long-lived assets, income taxes and loss per share.

        REVENUE RECOGNITION. Avantair sells fractional shares of aircraft and the related maintenance and management services that accompany aircraft ownership. The aircraft are sold in 1/16th shares or multiples thereof. The purchase agreement grants the customer the right to the use of the aircraft for a specified number of hours each year the aircraft is in service. When a customer purchases a fractional share, the customer is also required to enter into a five-year management and maintenance agreement. Under the terms of the management and maintenance agreement, Avantair agrees to manage, operate and maintain the aircraft on behalf of the customer in exchange for a fixed monthly fee plus a fuel surcharge.

                FRACTIONAL AIRCRAFT SHARES. Avantair does not have vendor
        specific objective evidence to determine the fair value of each element and as a result has adopted the provisions of EITF 00-21 ("Accounting for Revenue Arrangements with Multiple Deliverables") to account for the sale of fractional shares of aircraft. Accordingly, if the sale of the fractional share cannot be separated from the underlying maintenance agreement, the revenue must be recognized ratably over the life of the maintenance agreement. The sales of the fractional shares of the aircraft are recognized as income over the five-year period. For example, if the retail value of an aircraft is $6.5 million, when

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        all of the shares in the aircraft are sold this amount is recorded as a deferred liability and amortized to income over a five-year period.

                MANAGEMENT AND MAINTENANCE AGREEMENT. Revenue earned in
        connection with the management and maintenance agreement is recognized ratably over the term of the agreement or five years. At times a customer will prepay their management and maintenance fee for a period of one year or longer. This is recorded as unearned revenue and amortized into revenue on a monthly basis in accordance with the schedule provided for within each agreement.

        AIRCRAFT COSTS RELATED TO FRACTIONAL SALES. As a result of the adoption of EITF 00-21, aircraft costs related to the sale of fractional shares are recorded as an asset which is then charged to cost of sales over a five year period commencing on the date the plane is delivered and paid for. For example, if an aircraft costs $5.5 million, this amount is recorded as an asset and recognized as cost of aircraft shares sold over a five-year period.

        USE OF ESTIMATES. The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated and combined financial statements and accompanying notes. Avantair is subject to uncertainties such as the impact of future events, economic, environmental and political factors and changes in Avantair's business environment; therefore, actual results could differ from these estimates. Accordingly, the accounting estimates used in the preparation of Avantair's financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as
Avantair's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes in estimates and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the consolidated and combined financial statements. Significant estimates and assumptions by management affect: the proper recording of revenue arrangements with multiple deliverables, the allowance for doubtful accounts, the carrying value of long-lived assets, the amortization period of long-lived assets, the provision for income taxes and related deferred tax accounts, certain accrued expenses and contingencies. Avantair's management believes that the assumptions made to these estimates are appropriate and reasonable. However, changes in circumstances and conditions affecting these assumptions could have a material effect on
Avantair's results of operations.

        PROPERTY AND EQUIPMENT. Property and equipment are recorded at cost and consist principally of aircraft purchased which are not fractionalized and which provide additional capacity to Avantair to meet customer demand. Depreciation and amortization is computed using the straight-line method over the following useful lives:

           Aircraft                                7 years
           Office equipment                        5-7 years
           Flight management software/hardware     5 years
           Vehicles                                5 years
           Improvements                            Lesser of estimated useful
                                                   life or the term of the lease

        Avantair reviews the estimates of its capital assets' useful lives annually. Any changes to these methods of depreciation could have a material effect on Avantair's results of operations.

        IMPAIRMENT OF LONG-LIVED ASSETS. Avantair accounts for the impairment of long-lived assets under the provisions of SFAS No. 144, Accounting for the
Impairment or Disposal of Long-Lived Assets, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying value. In accordance with
SFAS No. 144, long-lived assets used in operations are reviewed for impairment whenever events or changes in circumstances indicate that carrying amounts may not be recoverable. For long-lived assets to be held and used, Avantair recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and fair value. Long-lived assets held for sale are reported at the lower of cost or fair value less costs to sell. Avantair's management believes that the assumptions made to evaluate the long-lived assets for impairment are appropriate and reasonable. However, changes in circumstances and conditions affecting these assumptions could result in impairment charges in future periods that may be material.

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        INCOME TAXES. Avantair accounts for income taxes under the asset and liability method in accordance with Statement of Financial Accounting Standards
No. 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established to reduce deferred tax assets to the amounts expected to be realized. Avantair's management believes that the assumptions made to calculate this allowance are appropriate and reasonable. However, changes in circumstances and conditions affecting these calculations could result in charges in future periods that may be material.

        LOSS PER SHARE. Basic loss per common share is presented in conformity with SFAS No. 128, "Earnings Per Share." In accordance with SFAS No. 128, basic loss per common share has been computed using the weighted-average number of shares of common stock outstanding during the periods presented. Avantair has no dilutive securities outstanding.

RECENTLY ISSUED PRONOUNCEMENTS

      Stock-Based Compensation. In December 2004, the Financial Accounting
Standards Board ("FASB") issued SFAS No. 123, "(Revised 2004): Share-Based
Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based
Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all share-based payments to employees, including grants of Avantair stock options to Avantair employees, to be recognized in the financial statements based on their fair values. Under SFAS
123R, Avantair will have to determine the appropriate fair value model to be used for valuing share-based payments and the amortization method for compensation cost. Avantair has not adopted a stock option or award plan and since its inception has not issued option or stock awards to employees or consultants. Avantair's management does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

        Income Taxes. In June 2006, the FASB issued Interpretation No. 48,
"Accounting for Uncertainty in Income Taxes (as amended) - an interpretation of
FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes," and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15,
2006. Avantair expects to implement FIN 48 beginning in fiscal year 2007 and will evaluate the impact that adopting FIN 48 will have on its financial position and results of operations.

        No other pronouncements have been recently issued that Avantair believes will have a material impact on Avantair's financial position and results of operations.

RESULTS OF OPERATIONS

        YEAR ENDED JUNE 30, 2006 COMPARED TO YEAR ENDED JUNE 30, 2005.

        Revenues for the fiscal year ended June 30, 2006 were $48.4 million, an increase of 107% from $23.4 million for the fiscal year ended June 30, 2005.
This increase was the result of a 125% increase in the revenue generated from the sale of fractional aircraft shares to $23.8 million for the fiscal year ended June 30, 2006 from $10.6 million for the fiscal year ended June 30, 2005 and an increase of 96% in maintenance and management fees to $22.8 million for the fiscal year ended June 30, 2006 from $11.7 million for the fiscal year ended
June 30, 2005. Revenue from the sale of fractional aircraft shares increased due to an increase of 19% in the number of fractional shares sold to 133.5 fractional shares sold in the fiscal year ended June 30, 2006 from 112 fractional shares sold in the fiscal year ended June 30, 2005, and an increase of 78% in the number of fractional shares sold to 112 fractional shares sold in the fiscal year ended June 30, 2005 from 62.5 fractional shares sold in the fiscal year ended June 30, 2004. The increase in revenue from maintenance and management fees increased due to several primary factors:

     o  an increase of 19% in the number of fractional aircraft shares sold in the fiscal year ended June 30, 2006 from the fiscal year ended June 30,
        2005;

     o  two separate price increases in the maintenance and management fees beginning in September 2005; and

     o  that 43% of the fiscal year ended June 30, 2005 fractional aircraft sales occurred in the last four months of the fiscal year ended June 30,
        2005 which on an annualized basis had a favorable impact on the fiscal year ended June 30, 2006. Other Revenue increased $0.6 million primarily as a result of an increase in chartered time card revenue of $0.2 million and an increase in demonstration sales fees of $0.4 million.

        Operating expenses for the fiscal year ended June 30, 2006 were 116%
higher than in the fiscal year ended June 30, 2005, with total expenses of $68.0 million compared to $31.6 million. The cost of fractional aircraft shares sold increased to $19.2 million for the fiscal year ended

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June 30, 2006 from $9.3 million for the fiscal year ended June 30, 2005, due to an increase of 19% in the number of fractional shares sold to 133.5 fractional shares sold in the fiscal year ended June 30, 2006 from 112 fractional shares sold in the fiscal year ended June 30, 2005, and an increase of 78% in the number of fractional shares sold to 112 fractional shares sold in the fiscal year ended June 30, 2005 from 62.5 fractional shares sold in the fiscal year ended June 30, 2004. The cost of flight operations increased 121% to $31.8 million for the fiscal year ended June 30, 2006 from $14.4 million for the fiscal year ended June 30, 2005, due to:

     o  an increase of $6.3 million in maintenance expenses, comprised primarily of an increase of $4.5 million in parts expense and $1.4 million in maintenance salary expense, each of which resulted from the increase in fleet size and usage;

     o  an increase of $3.0 million in fuel prices and flight fees (which includes landing fees, airport fees and ground transportation fees)
        borne by Avantair for repositioning flights, demonstration flights and pilot training flights;

     o  an increase of $2.5 million in pilot salary expense due to hiring an additional 40 pilots;

     o  an increase of $2.4 million in related pilot expenses, including hotel expenses, pilot airfare, living expenses and pilot training expenses due to hiring an additional 40 pilots and increase in fleet size of 7 planes;

     o  an increase of $0.9 million in charter expenses; and

     o  an increase in $1.4 million in engine insurance expense due to increased fleet size and usage.

        Cost of flight operations (including maintenance expenses, costs related to repositioning, pilot-related costs and charter expenses) was negatively impacted in all areas by a delay at the FAA in approving a newly designed avionics package in the Piaggio Avanti II. This delay caused 6 planes scheduled for delivery during the last 6 months of fiscal year ended June 30, 2006 to not be delivered, in part, until September 2006, which resulted in greater than anticipated use of Avantair's existing fleet.

        General and administrative expenses increased 95% to $13.4 million for the fiscal year ended June 30, 2006 from $6.9 million for the fiscal year ended
June 30, 2005, due to:

     o  an increase of $1.5 million in depreciation expense due to the purchase in late fiscal 2005 of core aircraft (aircraft used by Avantair),

     o  an increase of $2.5 million in wages and benefits due to an increase in the number of administrative employees;

     o  $1.0 million in moving costs and related expenses due to the relocation of Avantair's headquarters from New Jersey to Florida;

     o  an increase of $0.5 million in rent expense caused by increase in the number of facilities, particularly the opening of Avantair's headquarters in Clearwater, Florida; and

     o  $0.4 million in consulting fees.

        Selling expenses increased to $3.7 million for the fiscal year ended
June 30, 2006 from $1.0 million for the fiscal year ended June 30, 2005 due to an increase of $1.9 million in advertising expenses, aircraft shows and promotions and an increase of $0.6 million in commissions and salaries paid to sales employees.

        Loss from operations was $19.6 million in the fiscal year ended June 30,
2006, an increase of 140% from $8.2 million in the fiscal year ended June 30,
2005 for the reasons set forth above.

        Total other income and expense was $(1.1 million) in the fiscal year ended June 30, 2006 compared to $(0.5 million) in the fiscal year ended June 30,
2005, primarily due to an increase in interest expense. Interest expense increased 77% or $0.9 million due to an increase in the interest rate on
Avantair's line of credit. The interest rate on Avantair's line of credit increased to 7.9% from 4.2% due to interest rate fluctuations and an increase in the base rate of Avantair's primary line of credit from 2.5% over LIBOR to 3.75%
over LIBOR.

        Net loss increased to $(20.7 million) in the fiscal year ended June 30,
2006 compared to $(8.7 million) in the fiscal year ended June 30, 2005. The primary reason for the increase in the net loss is the loss from operations and the increase in interest expense discussed above.

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        YEAR ENDED JUNE 30, 2005 COMPARED TO YEAR ENDED JUNE 30, 2004.

        Revenues for the fiscal year ended June 30, 2005 were $23.4 million, an increase of 203% from $7.7 million for the fiscal year ended June 30, 2004. This increase was due to a 228% increase in revenues generated by the sale of fractional aircraft shares to $10.6 million for the fiscal year ended June 30,
2005 from $3.2 million for the fiscal year ended June 30, 2004, and to an increase in maintenance and management fees of 236% to $11.6 million for the fiscal year ended June 30, 2005 from $3.5 million for the fiscal year ended June
30, 2004. Revenue from the sale of fractional aircraft shares increased due to an increase of 78% in the number of fractional shares sold to 112 fractional shares sold in the fiscal year ended June 30, 2005 from 62.5 fractional shares sold in the fiscal year ended June 30, 2004, and an increase of 363% in the number of fractional shares sold to 62.5 fractional shares sold in the fiscal year ended June 30, 2004 from 13.5 fractional shares sold in the fiscal year ended June 30, 2003. Revenue from maintenance and management fees increased due to several primary factors:

     o  an increase of 78% in the number of fractional aircraft shares sold in fiscal 2005 from fiscal 2004; and

     o  that 64% of the fiscal 2004 fractional aircraft sales occurred in the last five months of fiscal 2004 which on an annualized basis had a favorable impact on fiscal 2005. Other revenue increased to $1.2 million for the fiscal year ended June 30, 2005 from $1.0 million for the fiscal year ended June 30, 2004 due to an increase in demonstration sales fees.

        Operating expenses for the fiscal year ended June 30, 2005 were 138%
higher than in the fiscal year ended June 30, 2004, with total expenses of $31.6 million compared to $13.3 million. The cost of fractional aircraft shares sold increased to $9.3 million for the fiscal year ended June 30, 2005 from $2.9 million for the fiscal year ended June 30, 2004, due to an increase of 78% in the number of fractional shares sold to 112 fractional shares sold in the fiscal year ended June 30, 2005 from 62.5 fractional shares sold in the fiscal year ended June 30, 2004 and an increase of 363% in the number of fractional shares sold to 62.5 fractional shares sold in the fiscal year ended June 30, 2004 from
13.5 fractional shares sold in the fiscal year ended June 30, 2003. The cost of flight operations increased to $14.3 million for the fiscal year ended June 30,
2005 from $5.6 million for the fiscal year ended June 30, 2004 due to:

     o  an increase of $3.2 million in fuel prices and flight fees (which includes landing fees, airport fees and ground transportation fees)
        borne by Avantair for repositioning flights, demonstration flights and pilot training flights;

     o  an increase of $1.5 million in pilot salary expense due to hiring an additional 30 pilots;

     o  an increase of $0.9 million in related pilot expenses, including hotel expense, pilot airfare, living expenses and pilot training expenses due to hiring an additional 30 pilots and increase in fleet size of 6 planes;

     o  an increase of $3.5 million in maintenance expenses, comprised primarily of increases in maintenance salary expense, each of which resulted from the increase in fleet size and usage;

     o  an increase of $2.0 million in charter expenses due to the need to obtain certification under Federal Aviation Regulation (FAR) 135 which required Avantair to idle each plane in the fleet for 4 weeks in order to obtain the requisite certification and comply with FAR 135; and

     o  an increase in $0.4 million in engine insurance expense due to an increase of 6 planes in the fractional aircraft fleet, an increase of 4 planes in the core aircraft fleet and an increase in the number of hours flown for the entire fleet.

        General and administrative expenses increased to $6.9 million for the fiscal year ended June 30, 2005 from $4.2 million for the fiscal year ended June
30, 2004 due to:

     o  an increase of $1.5 million in wages and benefits due to an increase in the number of administrative employees;

     o  an increase of $0.3 million in rent expense due to an increase in square feet leased at the Caldwell, New Jersey facility and the Reno, Nevada facility; and

     o  an increase of $0.9 million in depreciation expense due to the purchase of 4 core aircraft.

                                       98

        Selling expenses increased to $1.0 million for the fiscal year ended
June 30, 2005 from $0.5 million for the fiscal year ended June 30, 2004, due primarily to an increase of approximately $0.3 million in advertising expenses, an increase of approximately $0.1 million in sales commissions paid to sales employees and an increase of approximately $0.1 million of travel expense.

        Loss from operations was $(8.2 million) in the fiscal year ended June
30, 2005, an increase of 47% from $(5.6 million) in the fiscal year ended June
30, 2004, for the reasons discussed above.

        Total other income and expense was $(0.5 million) in the fiscal year ended June 30, 2005 compared to $0.5 million in the fiscal year ended June 30,
2004, primarily due to increase in interest expense. Interest expense increased
344% or $0.9 million primarily due to an increase in the principal amount outstanding under Avantair's line of credit.

        Net loss increased to $(8.7 million) in the fiscal year ended June 30,
2005 compared to $(5.0 million) in the fiscal year ended June 30, 2004. The primary reason for the increase in the net loss is the loss from operations and the increase in interest expense discussed above.

LIQUIDITY AND CAPITAL RESOURCES

        Avantair's primary source of liquidity is cash provided by operations and cash provided from Avantair's line of credit. Principal uses of cash are costs of operations and capital expenditures, principally deposits on fractional aircraft, the purchase of core aircraft and leasehold improvements. Information on Avantair's consolidated cash flow is presented in the consolidated statement of cash flows (categorized by operating, financing and investing activities)
which is included in Avantair's audited consolidated financial statements for the fiscal years ended June 30, 2006, 2005 and 2004, each of which are incorporated into this proxy statement. Cash generated by the business has not been sufficient to provide working capital to meet Avantair's present requirements.

        At June 30, 2006 Avantair had a working capital deficit of $23.9 million and an accumulated deficit of $36.4 million. These conditions, among other matters, raised substantial doubt about Avantair's ability to continue as a going concern. On October 2, 2006 Avantair sold approximately 3.2 million shares of its Class A common stock and raised approximately $9.0 million. In addition it borrowed $7.6 million to finance its business in the near term. Avantair has continued to sustain operating losses in the period subsequent to June 30.
Following the closing of the acquisition, Avantair will have access to Ardent's capital resources. As of June 30, 2006, Ardent's trust fund contained approximately $38.0 million, including interest. Following the closing, these amounts will be used as follows:

     o  approximately $15.0 million of the funds deposited in the trust account will paid to CNM, Inc. to satisfy Avantair's obligations under its Loan
        Agreement, dated October 2, 2006, and Revolving Credit Agreement, dated
        May 31, 2005, with CNM, Inc.;

     o  the Ardent stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds deposited in the trust account; and

     o  the remaining funds in the trust account after the distributions listed above will be released to Ardent and Avantair to be used to fund transaction expenses, for future aircraft deposits, potential acquisitions and for working capital purposes.

        With its borrowings, recent equity financing and anticipated access to
Ardent's capital, Avantair anticipates that its existing resources combined with revenues will enable it to maintain its current and planned operations through
June 30, 2007. However, changes in its plans or other events affecting its operating expenses, such as acquisition opportunities, may cause Avantair to expend its existing resources sooner than expected.

        Avantair may seek additional funding through equity financing transactions or strategic relationships. However, the uncertainty as to its future profitability may make it difficult for Avantair to secure additional financing on acceptable terms, if it is able to secure additional financing at all. Insufficient funds may require Avantair to delay, scale back or eliminate some or all of its activities. Avantair's auditors have qualified their report on its financial statements citing that certain conditions raise substantial doubt about Avantair's ability to continue as a going concern.

                                       99

YEAR ENDED JUNE 30, 2006 COMPARED TO YEAR ENDED JUNE 30, 2005.

        Net cash provided by operating activities totaled $3.6 million for the fiscal year ended June 30, 2006, a decrease of $1.7 million from $5.3 million in the fiscal year ended June 30, 2005. This decrease resulted primarily from a
$18.1 million net loss from operations (after non cash charges). This loss from operations was partially offset by an increase of $15.7 million in deferred revenue related to fractional aircraft sales (net of the aircraft costs related to fractional shares). This deferred revenue amount represents cash received for fractional shares sold on planes not yet delivered to Avantair. Avantair also increased its accounts payable to its vendors by $7.0 million.

        Net cash provided by investing activities was $0.7 million for the fiscal year ended June 30, 2006, compared to net cash of $12.1 million used by
Avantair for the fiscal year ended June 30, 2005. During the fiscal year ended
June 30, 2006, Avantair received proceeds of $3.2 million from the sale and subsequent leaseback of a core aircraft. These proceeds were used to partially repay amounts owed to Wells Fargo, N.A. The cash used by investing activities consisted mainly of capital expenditures related to leasehold improvements in the fiscal year ended June 30, 2006 and acquisition of core aircraft in the fiscal year ended June 30, 2005.

        Net cash provided by (used by) financing activities totaled ($4.2 million) and $8.1 million for the fiscal year ended June 30, 2006 and 2005, respectively. Cash flows generated by financing activities consist of borrowings under long term notes payable, borrowings under line of credit, principal payments on long-term notes payable, principal payments on line of credit and advances to stockholder. During the fiscal year ended June 30, 2006 Avantair made principal payments of $8.6 million on its line of credit and $5.3 million on long-term notes payable, partially offset by $7.0 million in borrowings received from the line of credit and $3.3 million in borrowings from long-term notes payable. During the fiscal year ended June 30, 2005 Avantair made principal payments of $23.8 million on its line of credit and $6.4 million on long-term notes payable offset by $32.2 million in borrowings received from the line of credit and $6.1 million in borrowings from long-term notes payable.

YEAR ENDED JUNE 30, 2005 COMPARED TO YEAR ENDED JUNE 30, 2004.

        Net cash provided by operating activities totaled $5.3 million for the fiscal year ended June 30, 2005, compared to ($18.9 million) used in the fiscal year ended June 30, 2004. This increase resulted primarily from a $6.0 million increase in deferred revenue in the fiscal year ended June 30, 2005 related to fractional aircraft share sales (net of the aircraft costs related to fractional shares). This deferred revenue amount represents cash received for fractional shares sold on planes not yet delivered to Avantair. Also, in the fiscal year ended June 30, 2005, Avantair began to prebill management and maintenance fees and consequently received $4.0 million from fractional share owners. In addition, accounts payable to vendors increased by $1.8 million. This offset a
$6.6 million net loss (after adding back non cash charges) in the fiscal year ended June 30, 2005.

        Net cash used in investing activities increased to ($12.1 million) in the fiscal year ended June 30, 2005 from ($1.8 million) for the fiscal year ended June 30, 2004. The $12.1 million of cash disbursements in fiscal 2005 was comprised of capital expenditures for the purchase of three core aircraft, compared to $4.1 million cash disbursements for capital expenditures in the prior fiscal year, representing a capital expenditures increase of $8.0 million in fiscal 2005. In addition, Avantair received $2.3 million in proceeds for the sale of certain aircraft in fiscal 2004.

        Net cash provided by financing activities in fiscal 2005 totaled $8.1 million, a decrease of $13.0 million compared to $21.2 million provided by financing activities in fiscal 2004. Cash flows generated by financing activities consist of borrowings under long-term notes payable, borrowings and principal payment under Avantair's line of credit and principal payments on long-term notes payable. During fiscal 2005 Avantair received $32.2 million in borrowings on its line of credit and $6.1 million in borrowings from long-term notes offset by principal

                                      100

payments of $23.8 million on its line of credit and $6.4 million on long-term notes payable. During fiscal 2004, Avantair received $28.8 million in borrowings on the line of credit and $11.9 million in borrowings from long-term notes offset by principal payments of $13.3 million on its line of credit and $6.3 million on long-term notes payable.

        Neither Avantair nor its subsidiary has historically issued a dividend.

FINANCING ARRANGEMENTS

        On October 2, 2006, Avantair entered into stock purchase agreements with various investors, whereby it sold 3,237,410 shares of its Class A common stock for an aggregate purchase price of $9.0 million. The proceeds of the equity financing were used for working capital purposes and to pay a $2.1 million balance due an Avantair supplier for certain aircraft. In connection with the stock purchase agreements, Avantair entered into a Loan Agreement, a Security
Agreement and a Secured Promissory Note with CNM, Inc., a former stockholder of
Avantair. Under these documents, CNM, Inc. loaned Avantair the sum of $7.6 million, the proceeds of which were used to reduce the balance due an Avantair supplier for certain aircraft. The loan was collateralized by all of Avantair's assets. The loan accrues interest at a rate of 15.0% per year on any unpaid principal until paid in full, with the entire balance and any accrued interest due on the earlier of (i) May 31, 2007, or (ii) the closing of the acquisition.

        In addition, within seven days of the closing of the acquisition,
Avantair and Ardent have agreed to repay the full balance of the $7.6 million loan received pursuant to the Loan Agreement, and to reduce the balance on its outstanding line of credit with CNM, Inc. to no more than $10.0 million with a minimum payment to CNM, Inc. in the amount of $15.0 million (inclusive of the
$7.6 million loan repayment). As of June 30, 2006, $22.3 million was outstanding under the line of credit. The line of credit bears interest at a rate of 3.75%
above LIBOR. Under the terms of its credit arrangements with CNM, Inc., Avantair is subject to certain restrictions and covenants including that Avantair may not make any distributions to its shareholders and that Avantair must apply all proceeds from the sale of any assets to reduce its debt obligations with CNM,
Inc.

        As of June 30, 2006, Avantair owes Wells Fargo Equipment Finance, Inc.
an aggregate of $7.6 million pursuant to various notes payable. Avantair used the proceeds received pursuant to these notes to purchase four aircraft. The notes are payable in monthly installments ranging from $4,550 to $38,480 with interest rates ranging from 5.75% to 6.12% per year. The notes are collateralized by the aircraft. Avantair also has financed an aircraft maintenance program contract with Jet Support Services, Inc. in the amount of
$3.5 million. The promissory note provides for seven monthly installments of
$145,867 and 53 monthly installments of $45,867, respectively, and interest is payable pursuant to the note at a rate of 7% per year.

        Avantair has entered into a sale and leaseback agreement, dated August
11, 2006, with JMMS, LLC and a sale and lease-back agreement, dated August 15,
2006, with Comvest Group Holdings LLC. Under the sale and lease-back agreement with JMMS, LLC, Avantair sold 100% of its interest in a core aircraft for $4.2 million and leased back 68.8% of the aircraft for a five year term. Under the sale and lease-back agreement with Comvest Group Holdings LLC, Avantair sold
100% of its interest in a core aircraft for $4.0 million and leased back 50% of the aircraft for a five year term. The proceeds of the sale and leaseback arrangements were used to pay down the line of credit with CNM, Inc.

        As described above, Avantair has various contractual obligations that affect its liquidity. The following table represents Avantair's line of credit obligations, long-term debt obligations and contractual obligations, each as of
June 30, 2006:

Obligations (In        Line of Credit(2)     (Long-Term Debt       Operating
U.S. currency) (1)                            Obligations          Leases (3)

2007                         $22,317,000          $4,400,000       1,831,000
2008                                   -             851,000       2,082,000
2009                                   -             861,000       2,152,000
2010                                   -             915,000       2,242,000
2011                                   -             977,000       2,313,000
After 2011                             -           2,946,000     $25,504,000
Total minimum                $22,317,000         $10,950,000     $36,124,000
payment

                                      101

         (1) Amounts shown in table are not necessarily representative of, and may vary substantially from, amounts that will actually be paid in future years as Avantair may incur additional or different obligations subsequent to the date of this proxy statement.

        (2) Assumes maximum utilization of Avantair's revolving line of credit in effect on June 30, 2006.

        (3) Includes hangar, office and auto leases.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        Avantair is exposed to various market risks, including changes in interest rates. Market risk is the potential loss arising from adverse changes in market rates and prices, such as interest rates and foreign currency exchange rates. Avantair does not enter into derivatives or other financial instruments for trading or speculative purposes. Avantair has also not entered into financial instruments to manage and reduce the impact of changes in interest rates and foreign currency exchange rates, although Avantair may enter into such transactions in the future.

INTEREST RATE RISK

        Avantair is subject to market risk from exposure to changes in interest rates associated with its line of credit pursuant, a current liability, to which
Avantair is obligated to pay 3.75% above LIBOR. At June 30, 2006 and 2005, the liability of Avantair with exposure to interest rate risk was approximately
$22.3 million and $23.9 million, respectively. As of June 30, 2006 and 2005, all of Avantair's long-term indebtedness is at a fixed rate of interest.

OFF-BALANCE SHEET ARRANGEMENTS

        Avantair has no off-balance sheet obligations nor guarantees and has not historically used special purpose entities for any transactions.

                                      102

                            INFORMATION ABOUT ARDENT

BUSINESS OF ARDENT

        GENERAL

        Ardent is a blank check company formed on September 14, 2004 to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Ardent's efforts in identifying a prospective target business have not been limited to a particular industry.

        OFFERING PROCEEDS HELD IN TRUST

        On March 2, 2005, Ardent consummated its initial public offering of
6,000,000 units with each unit consisting of one share of Ardent's common stock and two warrants, each to purchase one share of Ardent's common stock at an exercise price of $5.00 per share. On March 4, 2005, Ardent consummated the closing of an additional 900,000 units subject to the over-allotment option. The units were sold at an offering price of $6.00 per unit, generating total gross proceeds of $41,400,000. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to Ardent from the offering were approximately $37,227,000, of which $36,222,000 was deposited into a trust fund and the remaining proceeds ($1,005,000) were available to be used to provide for business, legal and accounting due diligence on prospective business combinations, taxes and continuing general and administrative expenses.
Through June 30, 2006, Ardent has used substantially all of the net proceeds that were not deposited into the trust fund for those purposes. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of June 30, 2006, there is $37,919,489 held in the trust fund.
Ardent is not presently engaged in, and we will not engage in, any substantive commercial business until Ardent consummates a business combination.

        USE OF TRUST FUND PROCEEDS

        Ardent will use the proceeds of its initial public offering currently held in the trust account, approximately $38,000,000 as of June 30, 2006, including interest, as follows:

            o  Approximately $15,000,000 of the funds deposited in the trust account will paid to CNM, Inc. to satisfy Avantair's obligations under its Loan Agreement, dated October 2, 2006, and Revolving
               Credit Agreement, dated May 31, 2005, with CNM, Inc.;

            o  The Ardent stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds deposited in the trust account; and

            o  The remaining funds in the trust account after the distributions listed above will be released to Ardent to be used for
               transaction expenses, future aircraft deposits, potential
               acquisitions, and working capital purposes.

        FAIR MARKET VALUE OF TARGET BUSINESS

        The initial target business that Ardent acquires must have a fair market value equal to at least 80% of Ardent's net assets at the time of such acquisition. The fair market value of such business will be determined by
Ardent's Board of Directors based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If Ardent's Board is not able to independently determine that the target business has a sufficient fair market value, Ardent will obtain an opinion from an unaffiliated, independent investment banking firm with respect to the satisfaction of such criteria. Ardent will not be required to obtain an opinion from an investment banking firm as to the fair market value if Ardent's
Board of Directors independently determines that the target business has sufficient fair market value. Ardent's Board has obtained such an opinion in connection with the Stock Purchase Agreement. See "The Acquisition Proposal -
Fairness Opinion" on page 46.

                                      103

        STOCKHOLDER APPROVAL OF BUSINESS COMBINATION

        Prior to the completion of a business combination, Ardent will submit the transaction to its stockholders for approval, even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law. In connection with the vote required for any business combination, our initial stockholders have agreed to vote their respective shares of common stock owned by them immediately prior to our initial public offering, representing an aggregate of 17.9% of the outstanding shares of
Ardent's common stock, in accordance with the vote of the majority of the IPO shares. This voting arrangement shall not apply to any shares purchased by our initial stockholders after Ardent's initial public offering in the open market.
Ardent will proceed with the business combination only if a majority of the IPO shares cast at the meeting to approve the business combination are voted for the approval of such business combination and stockholders holding less than 20% of the IPO shares exercise their conversion rights.

        CONVERSION RIGHTS

        Any stockholder of Ardent who holds IPO shares has the right to have such shares converted to cash if the stockholder votes against the acquisition proposal and the acquisition proposal is approved and completed. The actual per-share conversion price will be equal to the amount in the trust fund, inclusive of any interest, as of two business days prior to the consummation of the acquisition, divided by the total number of IPO shares. As of June 30, 2006, the per-share conversion price would have been $5.50. An eligible stockholder may request conversion at any time after the mailing to our stockholders of this proxy statement and prior to the vote taken with respect to the acquisition at the special meeting, but the request will not be granted unless the stockholder votes against the acquisition proposal and the acquisition is approved and completed. Any request for conversion, once made, may be withdrawn at any time up to the date of the meeting. It is anticipated that the funds to be distributed to stockholders entitled to convert their shares who elect conversion will be distributed promptly after completion of a acquisition.
Ardent will not complete the acquisition if stockholders owning 20% or more of the IPO shares exercise their conversion rights. Holders of IPO shares who convert their stock into their share of the trust fund still have the right to exercise any warrants they continue to hold that they purchased as part of the units.

        Prior to exercising conversion rights, Ardent stockholders should verify the market price of Ardent's common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. Ardent's shares of common stock are listed on the
Over-the-Counter Bulletin Board under the symbol AACQ.

        LIQUIDATION IF NO BUSINESS COMBINATION

        If Ardent does not complete a business combination by March 2, 2007,
Ardent will be liquidated and Ardent will distribute to all holders of IPO shares, in proportion to the number of such shares held by them, an aggregate sum equal to the amount in the trust fund, inclusive of any interest, plus any remaining net assets. Ardent's initial stockholders have waived their rights to participate in any liquidation distribution with respect to their shares of common stock sold in such offering. There will be no distribution from the trust fund with respect to Ardent's warrants.

        If Ardent is unable to consummate the acquisition by March 2, 2007,
Ardent will then liquidate the trust account. Upon notice from Ardent, the trustee of the trust account will commence liquidating the investments constituting the trust fund and will turn over the proceeds to the transfer agent for distribution to the stockholders. Ardent anticipates that the instruction to the trustee would be given promptly after the expiration of the applicable time periods.

        If Ardent were to expend all of the net proceeds of the initial public offering, other than the proceeds deposited in the trust account, the per-share liquidation price as of June 30, 2006 would have been approximately $5.50. The proceeds deposited in the trust account could, however, become subject to the claims of Ardent's creditors that could be prior to the claims of Ardent's public stockholders. Ardent's directors have agreed that, if Ardent liquidates prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to vendors or other entities that are owed money by Ardent for services rendered or products sold to

                                      104

Ardent, or to any target business, in excess of the net proceeds of Ardent's initial public offering not held in the trust account.

COMPETITION

        If the acquisition is completed, Ardent will become subject to competition from competitors of Avantair. See "Business of
Avantair--Competition."

FACILITIES

        Ardent maintains its executive offices at 1415 Kellum Place, Suite 205,
Garden City, NY 11530.

EXECUTIVE COMPENSATION

        Commencing on February 24, 2005 and ending upon the acquisition, Ardent will pay American Fund Advisors, an affiliate of Barry J. Gordon, Marc H. Klee and Alan J. Loewenstein a fee of $7,500 per month for providing Ardent with certain general and administrative services including office space, utilities and secretarial support. Other than this $7,500 per-month fee, no compensation of any kind, including finders and consulting fees, will be paid to any of
Ardent's founding stockholders, including all officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, Ardent's existing stockholders will be reimbursed for out-of-pocket expenses incurred in connection with activities on
Ardent's behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than Ardent's Board of Directors, which includes persons who may seek reimbursement, or a court of jurisdiction if such reimbursement is challenged.

        Since Ardent's formation, it has not granted any stock options stock appreciation rights or any awards under long-term incentive plans.

EMPLOYEES

        Ardent has four executive officers, two of which are members of Ardent's board or directors. These individuals are not obligated to contribute any specific number of hours to Ardent's matters and intend to devote only as much time as they deem necessary to Ardent's affairs. Ardent has no full time employees.

PERIODIC REPORTING AND AUDITED FINANCIAL STATEMENTS

        Ardent has registered its securities under the Securities Exchange Act of 1933 and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Securities Exchange Act of 1934, Ardent's annual reports will contain financial statements audited and reported on by its independent registered public accounting firm. Ardent has filed a Form 10-KSB with the Securities and Exchange Commission covering the fiscal year ended
December 31, 2005 and a Form 10-QSB covering the quarterly periods ended March
31, 2006 and June 30, 2006.

LEGAL PROCEEDINGS

        Ardent is not involved in any legal proceeding which may have, or have had a significant effect on its business, financial positions, results of operations or liquidity, nor is Ardent aware of any proceedings that are pending or threatened which may have a significant effect on such business, financial position, results of operations or liquidity.

                                      105

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                              OPERATIONS OF ARDENT

PLAN OF OPERATIONS

The following discussion should be read in conjunction with the Ardent's
Consolidated Financial Statements and footnotes thereto contained in this proxy statement.

        The following discussion should be read in conjunction with Ardent's
Financial Statements and related Notes thereto included elsewhere in this proxy statement.

        Ardent was formed on September 14, 2004 to serve as a vehicle to effect an acquisition, merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business. Ardent intends to utilize the proceeds of its initial public offering, its capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

        For the three months ended June 30, 2006, Ardent had a net profit of
$95,773, attributable to interest income and unrealized gains on trust assets offset primarily by routine operational expenses such as rent, insurance, and professional fees.

        For the three months ended June 30, 2005, Ardent had a net profit of
$106,180, attributable to interest income and unrealized gains on trust assets offset primarily by routine operational expenses such as rent, insurance, and professional fees.

        For the six months ended June 30, 2006, Ardent had a net profit of
$210,997, attributable to interest income and unrealized gains on trust assets offset primarily by routine operational expenses such as rent, insurance, and professional fees.

        For the six months ended June 30, 2005, Ardent had a net profit of
$114,890, attributable to interest income and unrealized gains on trust assets offset primarily by routine operational expenses such as rent, insurance, and professional fees.

        For the period from September 14, 2004 through June 30, 2006, Ardent had a net profit of $511,190, attributable to interest income and unrealized gains on trust assets offset primarily by routine operational expenses such as rent, insurance, and professional fees.

        Ardent consummated its initial public offering on November 2, 2005. On
March 4, 2005, Ardent closed on an additional 900,000 units that were subject to the underwriters' over-allotment option. Gross proceeds from Ardent's initial public offering were $41,400,000. Ardent paid a total of $2,898,000 in underwriting discounts and commissions, and approximately $1,277,000 was or will be paid for costs and expenses related to the offering, including $720,000 for the underwriters' non-accountable expense allowance of 2% of the gross proceeds.
After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to Ardent from the offering were approximately
$37,227,000, of which $36,222,000 was deposited into the trust account (or $5.25 per share sold in the offering). The remaining proceeds are available to be used by Ardent to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.
Ardent will use substantially all of the net proceeds of this offering to acquire a target business, including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the business combination. To the extent that
Ardent's capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust fund as well as any other net proceeds not expended will be used to finance the operations of the target business. Ardent believes it will have sufficient available funds outside of the trust fund to operate through March 2, 2007, assuming that a business combination is not consummated during that time. From March 2, 2005 through
March 2, 2007, Ardent anticipates approximately $180,000 for the administrative fee payable to American Fund Advisors ($7,500 per month for two years), $150,000 of expenses for legal, accounting and other expenses attendant to the due diligence investigations, structuring and negotiating of a business combination,
$50,000 of expenses for the due diligence and investigation

                                      106

of a target business, $40,000 of expenses in legal and accounting fees relating to Ardent's Securities and Exchange Commission reporting obligations and
$585,000 for general working capital that will be used for miscellaneous expenses and reserves, including approximately $210,000 for director and officer liability insurance premiums. Ardent does not believe it will need to raise additional funds following this offering in order to meet the expenditures required for operating Ardent's business. However, Ardent may need to raise additional funds through a private offering of debt or equity securities if such funds are required to consummate a business combination that is presented to
Ardent. Ardent would only consummate such a financing simultaneously with the consummation of a business combination.

        Commencing on February 24, 2005 and ending upon the acquisition of a target business, Ardent incurs a fee from American Fund Advisors, an affiliate of Barry J. Gordon, Ardent's Chairman of the Board and Chief Executive Officer,
Marc H. Klee, Ardent's President, Chief Financial Officer and Secretary, and
Alan J. Loewenstein, Ardent's Vice President, of $7,500 per month for providing us with office space and certain office and secretarial services. In addition, in September 2004 and January 2005, Barry J. Gordon advanced an aggregate of
$77,500 to Ardent for payment on our behalf of offering expenses. These loans were repaid following our initial public offering from the proceeds of the offering.

                                      107

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed consolidated balance sheet combines the consolidated historical balance sheet of Avantair and the balance sheet of Ardent as of June 30, 2006, giving effect to the acquisition as if it had been consummated on June 30, 2006. The following unaudited pro forma condensed consolidated statement of operations for the twelve month period ended
June 30, 2006 combines the consolidated and combined statement of operations of
Avantair for the twelve month period from July 1, 2005 to June 30, 2006 with the statement of operations of Ardent for the twelve month period from July 1, 2005 to June 30, 2006, giving effect to the acquisition as if it had occurred at July
1, 2005. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the acquisition, are factually supportable and are expected to have a continuing impact on the combined results.

        We are providing the following information to aid you in your analysis of the financial aspects of the acquisition. We derived the pro forma information of Avantair for the year ended June 30, 2006 from the audited financial statements of Avantair for the year ended June 30, 2006 included elsewhere in this proxy statement. We derived historical financial information of Ardent from the December 31, 2005 audited financial statements of Ardent and the June 30, 2006 unaudited financial statements of Ardent included elsewhere in this proxy statement. The unaudited condensed statement of operations information of Ardent for the twelve month period ended June 30, 2006 is derived by adding Ardent's unaudited condensed statement of operations for the six months ended June 30, 2006 to the audited statement of operations for the year ended December 31, 2005 and subtracting Ardent's unaudited condensed statement of operations for the six months ended June 30, 2005.

        This information should be read together with Avantair's and Ardent's audited and unaudited financial statements and related notes, "Management's
Discussion and Analysis of Financial Condition and Results of Operations" of
Avantair and Ardent and other financial information included elsewhere in this proxy statement/prospectus.

        The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.
Avantair and Ardent have not had any historical relationships prior to the acquisition. Accordingly, no pro forma adjustments were required to eliminate activities among the companies.

        In the proposed acquisition, Ardent intends to purchase all the issued and outstanding stock of Avantair from its stockholders in exchange for consideration consisting of 7,000,000 shares of Ardent common stock. The shares issuable are subject to adjustment if the cash balance of Ardent, including amounts held in the trust account less all acquisition expenses incurred by
Ardent, is less than $35 million as of the closing of the acquisition.
Immediately after the acquisition the Avantair stockholders will own approximately 45.5% of the then issued and outstanding common stock of the combined company and the existing Ardent stockholders will own approximately
54.5% of the then issued and outstanding common stock of the combined company.

        Additionally, further consideration may be issued to Avantair stockholders based on the achievement of certain future earnings milestones of the combined company after the acquisition and/or upon the achievement of certain stock price level milestones of the combined company. Avantair stockholders are eligible to receive additional consideration based on the financial performance of the combined company based on an adjusted income amount
(as defined elsewhere in this proxy and in the stock purchase agreement) during the fiscal year ending June 30, 2007 and the fiscal year ending June 30, 2008.
If the calculated adjusted income amount is greater than $6,000,000 for the fiscal year ending June 30, 2007, the Avantair stockholders will receive an additional aggregate of 1,000,000 shares of common stock of the combined company. If the calculated adjusted income amount is greater than $20,000,000 for the fiscal year ending June 30, 2008, the Avantair stockholders will receive an additional aggregate of 5,000,000 shares of common stock of the combined company. In addition, if at any time after the consummation of the acquisition but prior to February 23, 2009, the closing trading price of the combined company's common stock for 20 trading days within any 30 trading day period equals or exceeds $8.50 per share, then the combined company will issue to the
Avantair stockholders an additional aggregate of 5,000,000 shares of the combined company's common stock. Assuming achievement of all such milestones, the Avantair stockholders would then own approximately 68% of the then issued and outstanding common stock of the combined company.

                                      108

        Ardent and Avantair plan to complete the acquisition promptly after the special meeting, provided that:

        o  holders of Ardent's common stock have approved the acquisition;

        o  holders of less than 20% of the shares of common stock issued in
           Ardent's initial public offering vote against the acquisition and elect conversion of their shares into cash; and

        o  other conditions specified in the purchase documents have been satisfied or waived.

        The acquisition will be accounted for as a reverse acquisition, equivalent to a recapitalization, through the issuance of stock by Avantair for the net monetary assets of Ardent. The net monetary assets of Ardent will be recorded as of the acquisition date at their respective historical costs, which is considered to be the equivalent of fair value. No goodwill or intangible assets will be recorded as a result of the acquisition. The determination of
Avantair as the accounting acquirer has been made based on an evaluation of the relevant factors and circumstances of the acquisition, including among other factors the existence of a significant minority stockholders group comprising members of Avantair's management included in the Avantair stockholders which will own approximately 16.1% of Ardent after the completion of the acquisition, the minimal 9% differential in overall shareholder ownership between current
Ardent stockholders and current Avantair stockholders upon consummation of the acquisition, that Avantair shareholder ownership can increase to 68% of the combined company upon achievement of certain milestones, that Avantair's management will assume all the officer and senior management positions of Ardent and, accordingly, all day to day decision authority for carrying out the business plan after the acquisition and that former stockholders of Avantair will nominate four members to Ardent's Board of Directors while Ardent's stockholders will nominate three members which will place the former stockholders of Avantair's nominees in a position to establish company strategy and control Board of Director group votes.

        Separate pro forma information has been presented for the following circumstances: (1) that no holders of Ardent common stock exercise their right to have their shares redeemed upon the consummation of the acquisition, and (2)
that holders of 19.99% of the IPO shares elect to have their shares redeemed upon the consummation of the acquisition at the redemption value of $5.50 per share, based on the amount held in the Ardent Trust Account, inclusive of interest income to date thereon, at June 30, 2006. The basis of presentation described in (2) is based on the possibility that holders of up to a maximum of
19.99% of the IPO shares may elect to have their shares redeemed at the redemption value of approximately $5.50 per share, or a total of $7,580,106 as of June 30, 2006.

                                      109

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               AS OF JUNE 30, 2006

                                                                                         COMBINED      ADJUSTMENTS     COMBINED
                                                                       PRO FORMA       (ASSUMING NO    FOR MAXIMUM (ASSUMING MAXIMUM
                                      AVANTAIR, INC.      ARDENT      ADJUSTMENTS       CONVERSION)    CONVERSION      CONVERSION)
                                     ---------------   ----------    -------------    --------------   -----------  ----------------
ASSETS
Current Assets:
  Cash and cash equivalents          $   2,175,734   $    157,029     37,919,489 (a)
                                                                      (1,875,000)(b)
                                                                       8,650,000 (c)
                                                                      (2,180,474)(d)
                                                                        (380,000)(d)
                                                                     (15,000,000)(e)
                                                                        (885,500)(f)  $  28,581,278    (7,580,106)(j)  $ 21,001,172
  Assets held in Trust Fund                      -     37,919,489    (37,919,489)(a)              -                               -
  Accounts receivable, net               1,935,501              -                         1,935,501                       1,935,501
  Accounts receivable from vendor          856,775              -                           856,775                         856,775
  Inventory                                253,533              -                           253,533                         253,533
  Property held for sale                 7,870,300              -                         7,870,300                       7,870,300
  Current portion of notes
    receivable                           1,672,481              -                         1,672,481                       1,672,481
  Prepaid expenses and other
    current assets                          80,419         72,328                           152,747                         152,747
                                     -------------   ------------                     -------------                   -------------
      Total current assets              14,844,743     38,148,846                        41,322,615                      33,742,509

Non-Current Assets:
  Aircraft costs related to
    fractional sales, net               68,033,951              -      9,780,474 (d)     77,814,425                      77,814,425
  Property and Equipment, net            4,835,743              -                         4,835,743                       4,835,743
  Deposits                              13,431,683              -                        13,431,683                      13,431,683
  Deferred maintenance agreement         3,329,500              -                         3,329,500                       3,329,500
  Notes receivable                       2,921,163              -                         2,921,163                       2,921,163
  Other assets                             195,496        166,651        380,000 (d)        742,147                         742,147
                                     -------------   ------------                     -------------                   -------------
      Total assets                   $ 107,592,279   $ 38,315,497                     $ 144,397,276                   $ 136,817,170
                                     =============   ============                     =============                   =============

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and other
    accrued expenses                 $  11,399,629   $     74,539                     $  11,474,168                   $  11,474,168
  Borrowings under line of credit
    from a related party                22,317,079              -      7,600,000 (d)
                                                                     (15,000,000)(e)     14,917,079                      14,917,079
  Deferred interest                              -        339,328       (339,328)(i)              -                               -
  Taxes payable                                  -        138,267                           138,267                         138,267
  Customer deposits                        580,989              -                           580,989                         580,989
  Current portion of notes payable       4,400,293              -                         4,400,293                       4,400,293
                                     -------------   ------------                     -------------                   -------------
      Total current liabilities         38,697,990        552,134                        31,510,796                      31,510,796
                                     -------------   ------------                     -------------                   -------------

Non-Current Liabilities:
  Notes payable, net of current
    portion                              6,550,138              -                         6,550,138                       6,550,138
  Deferred revenue related to
    fractional aircraft share sales     94,156,720              -                        94,156,720                      94,156,720
  Deferred gain on sale and
    leaseback of asset                   1,003,946              -                         1,003,946                       1,003,946
  Deferred maintenance and
    management fees                      3,437,615              -                         3,437,615                       3,437,615
  Other liabilities                        297,486              -                           297,486                         297,486
                                     -------------   ------------                     -------------                   -------------
                                       105,445,905              -                       105,445,905                     105,445,905
                                     -------------   ------------                     -------------                   -------------
Common stock, subject to
  possible conversion                            -      7,240,778     (7,240,778)(i)              -                               -
                                     -------------   ------------                     -------------                   -------------

Stockholders' Equity (Deficit):
  Common stock                               1,000            840            700 (g)
                                                                              21 (b)
                                                                          (1,000)(h)          1,561          (138)(j)         1,423
  Common stock, Class B                      1,000              -         (1,000)(f)              -                               -
  Additional paid-in capital               412,600     30,010,555     (1,875,000)(b)
                                                                             (21)(b)
                                                                       8,650,000 (c)
                                                                        (884,500)(f)
                                                                            (700)(g)
                                                                         511,190 (g)
                                                                           1,000 (h)
                                                                       7,580,106 (i)     44,405,230    (7,579,968)(j)    36,825,262
  Retained earnings/(accumulated
    deficit)                           (36,432,230)       511,190       (511,190)(g)    (36,432,230)                    (36,432,230)
  Due from stockholder                    (533,986)             -                          (533,986)                       (533,986)
                                     -------------   ------------                     -------------                   -------------
      Total stockholders' equity
        (deficit)                      (36,551,616)    30,522,585                         7,440,575                        (139,531)
                                     -------------   ------------                     -------------                   -------------
      Total liabilities and
        stockholders' equity         $ 107,592,279   $ 38,315,497                     $ 144,397,276                   $ 136,817,170
                                     =============   ============                     =============                   =============

        See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

                                       110

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               AS OF JUNE 30, 2006

        The pro forma condensed combined balance sheet reflects the acquisition as a recapitalization through the issuance of stock by Avantair in exchange for the net monetary assets of Ardent, assuming that the acquisition had been completed as of June 30, 2006. The historical balance sheets used in the preparation of the pro forma financial statements have been derived from
Avantair's audited consolidated and combined financial statements as of June 30,
2006 and Ardent's unaudited financial statements as of June 30, 2006.

        Pro forma adjustments are necessary to record the accounting for the acquisition. No pro forma adjustments were required to conform Avantair's accounting policies to Ardent's accounting policies. Descriptions of the adjustments included in the unaudited pro forma condensed combined balance sheet are as follows:

        (a) Reflects the release of Ardent's restricted cash held in trust and the transfer of the balance to cash and cash equivalents, assuming no holders of Ardent common stock sold in its initial public offering exercise their right to have their shares redeemed upon the consummation of the acquisition.

        (b) Gives effect to the payment of $1,875,000 of estimated costs payable in cash directly attributable to the acquisition. Such costs incurred by
        Ardent will be charged to operations as incurred but are non-recurring in nature and, accordingly, have not been included on the accompanying pro forma condensed combined statement of operations. Costs incurred by
        Avantair will be deferred and charged to paid-in capital upon consummation of the acquisition. In addition 210,000 shares of Ardent's common stock will be issued to certain advisors for services related to structuring and negotiating the acquisition. The value of such shares of approximately $1,200,000 will be charged to paid-in capital of the combined company upon consummation of the acquisition with a corresponding increase in common stock and paid-in capital.

        (c) Reflects the sale of 3,237,410 shares of Avantair Class A common stock at $2.78 per share in October 2006 generating gross proceeds of
        $9,000,000. Avantair incurred financing costs directly attributable to the transaction of approximately $350,000.

        (d) Reflects payment of balance of amount due on purchase of an aircraft for $9,780,474 and resulting increase in aircraft costs related to fractional shares by Avantair in October 2006. In order to finance the purchase of the aircraft Avantair entered into a Loan Agreement with CNM dated October 2, 2006. The Loan Agreement provides for a $7,600,000 loan to Avantair from CNM and for Avantair to pay the balance due for the aircraft of $2,180,474. The loan bears interest at 15% per annum, is collateralized by all assets of Avantair and is due and payable on March
        31, 2007 or seven (7) days after closing of the acquisition. In connection with the Loan Agreement, Avantair incurred financing costs of approximately $380,000 which are included in other assets and will be amortized to interest expense over the term of the Loan Agreement.

        (e) Reflects the payment of a minimum of $15,000,000 of Avantair borrowings under a line of credit from CNM which are required to be paid at the consummation of the acquisition in connection with the Loan
        Agreement described in (d) above.

        (f) Reflects Avantair's acquisition of all of its outstanding shares of
        Class B Common Stock for $885,500 in October 2006.

        (g) Reflects the transaction through the elimination of Ardent's retained earnings and the issuance of 7,000,000 shares of common stock
        $.0001 par value.

        (h) Reflects the adjustment to conform the common stock of Avantair to that of the combined company after the acquisition.

        (i) Reflects the reclassification of the conversion value of the
        Ardent's common stock subject to conversion and deferred interest related to the common stock subject to conversion to Stockholders'
        equity (deficit).

        (j) To reflect the payment of cash to the maximum amount of dissenting
        Ardent stockholders as consideration for the return and cancellation of their shares of common stock.

                                      111

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    FOR THE TWELVE MONTHS ENDED JUNE 30, 2006

                                                                                      COMBINED     ADJUSTMENTS        COMBINED
                                                                    PRO FORMA       (ASSUMING NO   FOR MAXIMUM   (ASSUMING MAXIMUM
                                     AVANTAIR, INC.      ARDENT    ADJUSTMENTS       CONVERSION)   CONVERSION        CONVERSION)
                                    ---------------   ----------  -------------    --------------  -----------  ------------------

Fractional aircraft shares sold     $  23,756,070   $          -                   $  23,756,070                  $   23,756,070
Maintenance and management fees        22,824,940              -                      22,824,940                      22,824,940
Other                                   1,814,370              -                       1,814,370                       1,814,370
                                    -------------   ------------                   -------------                   -------------
Total revenue                          48,395,380              -                      48,395,380                      48,395,380

Operating Expenses:
  Cost of fractional aircraft
    shares sold                        19,166,722              -                      19,166,722                      19,166,722
  Cost of flight operations            31,782,820              -                      31,782,820                      31,782,820
  General and administrative           13,406,376        406,282      150,000 (k)     13,962,658                      13,962,658
  Selling expenses                      3,672,754              -                       3,672,754                       3,672,754
                                    -------------   ------------                   -------------                   -------------
      Total operating expenses         68,028,672        406,282                      68,584,954                      68,584,954
                                    -------------   ------------                   -------------                   -------------

Loss from operations                  (19,633,292)      (406,282)                    (20,189,574)                   (20,189,574)

Other Income (Expense):
  Interest income                         557,508         18,428                         575,936                         575,936
  Interest Income on Trust Account              -      1,080,384     (503,326)(l)        577,058                         577,058
  Interest expense                     (2,110,119)             -   (1,140,000)(m)
                                                                    1,724,600 (n)
                                                                     (380,000)(n)     (1,905,519)                     (1,905,519)
  Other income, net                       437,982              -                         437,982                         437,982
                                    -------------   ------------                   -------------                   -------------
      Total other income (expense)     (1,114,629)     1,098,812                        (314,543)                       (314,543)
                                    -------------   ------------                   -------------                   -------------

  Income (loss) before provision
    for income taxes                  (20,747,921)       692,530                     (20,504,117)                    (20,504,117)

Provision for income taxes                      -        294,579     (294,579)(O)              -                               -
                                    -------------   ------------                   -------------                   -------------
  Net income (loss)                 $ (20,747,921)  $    397,951                   $ (20,504,117)                  $ (20,504,117)
                                    =============   ============                   =============                   =============

Weighted average number of
  shares outstanding:
  Basic                                       200      8,400,000                      15,610,000(p)                   14,230,690(q)
  Diluted                                     200      8,400,000                      15,610,000(r)                   14,230,690(s)

Net (loss) income per common
  share
  Basic                             $    (103,740)  $       0.05                   $       (1.31)                  $       (1.44)
                                    =============   ============                   =============                   =============
  Diluted                           $    (103,740)  $       0.05                   $       (1.31)                  $       (1.44)
                                    =============   ============                   =============                   =============

  See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                                      112

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                    FOR THE TWELVE MONTHS ENDED JUNE 30, 2006

        The unaudited pro forma condensed combined statement of operations for the twelve months ended June 30, 2006 combines the audited consolidated and combined statement of operations of Avantair for the year ended June 30, 2006 and the unaudited statement of operations of Ardent for the twelve months ended
June 30, 2006 assuming that the acquisition occurred at the beginning of the period presented. We derived the pro forma information of Avantair for the year ended June 30, 2006 from the audited consolidated and combined financial statements of Avantair for the year ended June 30, 2006 included elsewhere in this proxy statement. The unaudited condensed statement of operations information of Ardent for the twelve month period ended June 30, 2006 is derived by adding Ardent's unaudited condensed statement of operations for the six months ended June 30, 2006 included elsewhere in this proxy statement to the audited statement of operations for the year ended December 31, 2005 included elsewhere in this proxy statement and subtracting Ardent's unaudited condensed statement of operations for the six months ended June 30, 2005 included elsewhere in this proxy statement.

        Certain reclassifications have been made to conform Ardent's and
Avantair's historical amounts. The pro forma combined provision for income taxes does not reflect the amounts that would have resulted had Ardent and Avantair filed consolidated income tax returns during the periods presented.

        Descriptions of the adjustments included in the unaudited pro forma condensed combined statements of operations are as follows:

        (k) Reflects salary and bonus compensation expense in excess of historical amounts for officers of Avantair associated with employment agreements to be entered into with certain officers upon consummation of the acquisition. Such adjustment does not include non-recurring charges for fully vested equity compensation to be granted to an officer upon consummation of the acquisition as such amount will not have an ongoing impact on the combined company. In addition such adjustment does not include charges incurred by Avantair in September and October 2006 related to shares sold to certain members of management.

        (l) Reflects a reduction of Ardent's interest income due to the payment of cash from the Ardent trust account for $15 million of Avantair debt and $1.9 million of estimated acquisition costs. The estimate of reduction in interest income is based on the combined entity having approximately $17,000,000 less in cash and cash equivalents, assuming an average rate of return consistent with that earned by Ardent of approximately 3.0% for the period from July 1, 2005 to June 30, 2006.

        (m) Reflects $1,140,000 of additional interest expense related to the promissory note issued described in (d).

        (n) Reflects $1,724,600 decrease in interest expense due to repayment of
        $15,000,000 of debt described in (e) assuming repayment of $7,600,000 of debt incurring interest at 15% per annum and $7,400,000 of debt incurring interest at an average rate incurred by Avantair on the line of credit of approximately 7.9% per annum during the year ended June 30,
        2006. In addition reflects the amortization of $380,000 of debt issuance costs to interest expense due to the repayment of the $7,600,000 borrowed from CNM on October 2, 2006.

        (o) Reflects the adjustment to the provision for income taxes as a result of net operating losses generated for Federal and State income tax purposes on a pro forma condensed combined basis. Due to the uncertainty related to the utilization of the net operating losses to offset taxable income in future periods, no adjustment has been made related to the recognition of deferred tax assets.

        (p) Reflects 8,400,000 shares of Ardent outstanding before the acquisition plus 7,000,000 shares issued to Avantair stockholders and
        210,000 shares to be issued to a financial advisor upon consummation of the acquisition.

        (q) Reflects 8,400,000 shares of Ardent outstanding before the acquisition plus 7,000,000 shares issued to Avantair stockholders and
        210,000 shares to be issued to a financial advisor upon consummation of the acquisition, less the 1,379,310 Ardent shares assumed converted as described in (j).

        (r) Reflects 8,400,000 shares of Ardent outstanding before the acquisition plus 7,000,000 shares issued to Avantair stockholders and
        210,000 shares to be issued to a financial advisor upon consummation of the acquisition, plus the effect of 15,046,000 of Ardent outstanding warrants and options after the acquisition

                                      113

        on weighted average shares outstanding. Warrants and options have no impact on diluted pro forma loss because they would be anti-dilutive.

        (s) Reflects 8,400,000 shares of Ardent outstanding before the acquisition plus 7,000,000 shares issued to Avantair stockholders and
        210,000 shares to be issued to a financial advisor upon consummation of the acquisition, less the 1,379,310 Ardent shares assumed converted as described in (j), plus the effect of 15,046,000 of Ardent outstanding warrants and options after the acquisition on weighted average shares outstanding. Warrants and options have no impact on diluted pro forma loss per share since the exercise price of such securities is in excess of the average market price of Ardent common stock during the periods presented.

                                      114

                       BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information regarding the beneficial ownership of Ardent's common stock as of November 1, 2006 by:

        o   each person known by Ardent to be the beneficial owner of more than
            5% of Ardent's outstanding shares of common stock;

        o   each of Ardent's officers and directors; and

        o   all of Ardent's officers and directors as a group.

        Unless otherwise indicated, Ardent believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

NAME AND ADDRESS                                      AMOUNT AND NATURE OF     PERCENT OF
OF BENEFICIAL OWNER(1)                                BENEFICIAL OWNERSHIP        CLASS
------------------------------------------------      --------------------     ----------
Paul Sonkin (2)                                           718,767(3)               8.6%

Barry J. Gordon                                           561,940(4)               6.7%

Dr. Andrew M. Weiss  (5)                                  551,500(6)               6.6%

Marc H. Klee                                              437,060(7)               5.2%

Arthur H. Goldberg (8)                                    187,500(9)               2.2%

Alan J. Loewenstein                                        60,000(10)                 *

Robert Sroka (8)                                           60,000(10)                 *

Robert Brill (11)                                          60,000(10)                 *

Philip Goodman (12)                                        60,000(10)                 *

All directors and executive officers as a group         1,426,500(13)             17.0%
(7 individuals)

* Less than 1%

(1)     Unless otherwise noted, the business address of each of the following is
        1415 Kellum Place, Suite 205, Garden City, New York 11530.

(2)     The business address of Mr. Sonkin is 460 Park Avenue, 12th Floor, New
        York, New York 10022.

(3)     The shares are held by Hummingbird Value Fund, L.P., The Hummingbird
        Microcap Value Fund, L.P. and The Hummingbird Concentrated Fund, L.P.
        Mr. Sonkin, as managing member and control person of Hummingbird
        Management LLC, the investment manager of such entities, has sole voting and dispositive power over such shares. [Does not include 983,200 shares of common stock issuable upon exercise of

                                      115

        warrants not currently exercisable and that will not become exercisable within the next 60 days]. The foregoing information was derived from a
        Schedule 13G filed with the SEC on October 3, 2006.

(4)     Does not include 374,626 shares of common stock issuable upon exercise of warrants not currently exercisable and that will not become exercisable within the next 60 days.

(5)     The business address of Dr. Weiss is 29 Commonwealth Avenue, 10th Floor,
        Boston, Massachusetts 12116.

(6)     The shares are held by Weiss Asset Management, LLC, Weiss Capital, LLC and Dr. Weiss individually. Shares reported for Dr. Weiss include shares beneficially owned by a private investment partnership of which Weiss
        Asset Management is the sole general partner and which may be deemed to be controlled by Dr. Weiss, who is the Managing Member of Weiss Asset
        Management, and also includes shares held by a private investment corporation which may be deemed to be controlled by Dr. Weiss, who is the managing member of Weiss Capital, the Investment Manager of such private investment corporation. The foregoing information was derived from a Schedule 13G filed with the SEC on September 28, 2006.

(7)     Does not include 291,373 shares of common stock issuable upon exercise of warrants not currently exercisable and that will not become exercisable within the next 60 days.

(8)     The business address of each of these individuals is c/o Corporate
        Solutions Group, 175 Great Neck Road, Suite 408, Great Neck, NY 11021.

(9)     Does not include 125,000 shares of common stock issuable upon exercise of warrants not currently exercisable and that will not become exercisable within the next 60 days.

(10)    Does not include 40,000 shares of common stock issuable upon exercise of warrants not currently exercisable and that will not become exercisable within the next 60 days.

(11)    The business address of Dr. Brill is c/o Newlight Associates, 500 North
        Broadway, Suite 144, Jericho, New York 11753.

(12)    The business address of Mr. Goodman is 6 Oakwood Drive, Sewall's Point,
        Florida 34996.

(13)    Does not include 950,999 shares of common stock issuable upon exercise of warrants not currently exercisable and that will not become exercisable within the next 60 days.

        All 1,500,000 shares of Ardent outstanding common stock owned by Ardent initial stockholders prior to Ardent's initial public offering have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement described below.

        Barry J. Gordon, Marc H. Klee and Arthur H. Goldberg may be deemed to be
Ardent's "parents" and "promoters," as these terms are defined under the Federal securities laws.

                                      116

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In September 2004, Ardent issued 750,000 shares of its common stock to the following individuals for $25,000 in cash, at an average purchase price of approximately $0.033 per share as set forth below:

       NAME               NUMBER OF SHARES           RELATIONSHIP TO US
----------------------    ----------------    ----------------------------------
Barry J. Gordon                280,970        Chairman of the Board and Chief
                                              Executive Officer

Marc H. Klee                   218,530        President, Chief Financial Officer
                                              and Director

Arthur H. Goldberg              93,750        Director

Harvey Granat                   36,750        Stockholder

Alan J. Loewenstein             30,000        Vice President

Robert Sroka                    30,000        Vice President

Robert Brill                    30,000        Director

Philip Goodman                  30,000        Director

        On January 4, 2005, Ardent's board of directors authorized a stock dividend of 0.666666 shares of common stock for each outstanding share of common stock and on January 24, 2005, Ardent's board of directors authorized a stock dividend of 0.2 shares of common stock for each outstanding share of common stock, effectively lowering the purchase price to approximately $0.0167 per share.

        Pursuant to an escrow agreement between Ardent, the initial stockholders and Continental Stock Transfer & Trust Company, all of the initial stockholder shares were placed in escrow, with Continental acting as escrow agent, pursuant to an escrow agreement, until the earliest of:

           o   February 24, 2008;

           o   Ardent's liquidation; or

           o   the consummation of a liquidation, merger, stock exchange or other similar transaction that results in all of Ardent's
               stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to
               Ardent's consummating a business combination with a target business.

        During the escrow period, these shares cannot be sold, but the initial stockholders will retain all other rights as stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of Ardent's initial stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to Ardent's initial public offering.

        Ardent also entered into a registration rights agreement with its initial stockholders pursuant to which the holders of the majority of shares held by Ardent's initial stockholders will be entitled to make up to two demands that Ardent register these shares pursuant to an agreement to be signed prior to or on the date of this prospectus. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common

                                      117

stock are released from escrow. Ardent will bear the expenses incurred in connection with the filing of any such registration statements.

        Each of Ardent's initial stockholders also entered into a letter agreement with Ardent and EarlyBirdCapital pursuant to which, among other things:

           o   each agreed to vote all initial stockholder shares owned by him in accordance with the majority of the IPO shares if Ardent solicits the approval of Ardent stockholders for a business combination;

           o   if Ardent fails to consummate a business combination by September
               2, 2006 (or by March 2, 2007 under certain limited
               circumstances), each agreed to take all reasonable actions within his power to cause Ardent to liquidate as soon as reasonably practicable;

           o   each waived any and all rights he may have to receive any
               distribution of cash, property or other assets as a result of such liquidation with respect to his initial stockholder shares;

           o   each agreed to present to Ardent for consideration, prior to presentation to any other person or entity, any suitable
               opportunity to acquire an operating business, until the earlier of Ardent's consummation of a business combination, Ardent's liquidation or until such time as he ceases to be an officer or director of Ardent, subject to any pre-existing fiduciary
               obligations he might have;

           o   each agreed that Ardent could not consummate any business
               combination which involves a company which is affiliated with any of the initial stockholders unless Ardent obtains an opinion from an independent investment banking firm reasonably acceptable to
               EarlyBirdCapital that the business combination is fair to Ardent stockholders from a financial perspective;

           o   each agreed that he and his affiliates will not be entitled to receive and will not accept any compensation for services
               rendered to Ardent prior to the consummation of Ardent's business combination; and

           o   each agreed that he and his affiliates will not be entitled to receive or accept a finder's fee or any other compensation in the event he or his affiliates originate a business combination.

        American Fund Advisors, an affiliate of Barry J. Gordon, Marc H. Klee and Alan J. Loewenstein, has agreed that, through the acquisition of a target business, it will make available to us a small amount of office space and certain office and secretarial services, as Ardent may require from time to time. Ardent has agreed to pay American Fund Advisors $7,500 per month for these services.

        During 2004, Barry J. Gordon advanced an aggregate of $77,500 to Ardent to cover expenses related to Ardent's initial public offering. The loans were payable without interest on the earlier of September 30, 2005 or the consummation of Ardent's initial public offering. These loans were repaid in
March 2005.

        Ardent will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on Ardent's behalf such as identifying and investigating possible target businesses and business combinations.

        Other than the $7,500 per-month administrative fee and reimbursable out-of-pocket expenses payable to Ardent's officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of Ardent's initial stockholders or to any of their respective affiliates for services rendered to Ardent prior to or with respect to the business combination.

        All ongoing and future transactions between Ardent and any of its officers and directors or their respective affiliates, will be on terms believed by Ardent to be no less favorable than are available from unaffiliated third parties and will require prior approval in each instance by a majority of the members of Ardent's Board of Directors who do not have an interest in the transaction.

                                      118

        In August and September 2006, the initial stockholders lent Ardent a total of $150,000 to be used to cover some of the expenses which it has incurred to date. It is anticipated that additional loans will be necessary prior to the closing of the acquisition, at which time those loans would come due. The loans do not carry any associated interest charge.

                     PRICE RANGE OF SECURITIES AND DIVIDENDS

        Ardent units, common stock and warrants are traded on the
Over-the-Counter Bulletin Board under the symbols AACQU, AACQ and AACQW, respectively. The following table sets forth the range of high and low closing bid prices for the units, common stock and warrants for the periods indicated
since such common stock and warrants commenced public trading on March 8, 2005.
The over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

                                  COMMON STOCK*       WARRANTS*       UNITS**
                                 ---------------   --------------  -------------
QUARTER ENDED                     HIGH     LOW      HIGH     LOW    HIGH    LOW
                                 ------   ------   ------   -----  ------ ------
2005
----

First Quarter                     5.20     5.12     0.70    0.65    6.60   6.30

Second Quarter                    5.20     4.90     0.64    0.52    6.35   5.95

Third Quarter                     5.15     4.90     0.64    0.46    6.30   5.75

Fourth Quarter                    5.23     5.06     0.59    0.41    6.27   5.90

2006
----

First Quarter                     5.48     5.19     0.78    0.50    7.06   6.13

Second Quarter                    5.45     5.30     0.77    0.43    6.88   6.20

Third Quarter                     5.37     5.29     0.48    0.36    6.20   6.00

      *Commencing March 8, 2005

      ** Commencing February 25,2005

HOLDERS

        As of November 1, 2006, there was one holder of record of Ardent units, nine holders of record of Ardent common stock and one holder of record of Ardent warrants.

DIVIDENDS

        Ardent has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon
Ardent's revenues and earnings, if any, capital requirements and general financial condition subsequent to a business combination will be within the discretion of Ardent's then board of directors. It is the present intention of
Ardent's Board of Directors to retain all earnings, if any, for use in Ardent's business operations and, accordingly, Ardent's Board does not anticipate declaring any dividends in the foreseeable future.

                                      119

AVANTAIR

        There is no established public trading market for the shares of common stock of Avantair because it is a private company. There are currently 17 holders of the shares of Avantair common stock. Avantair does not have any authorized or outstanding equity compensation plans.

          DESCRIPTION OF ARDENT'S SECURITIES FOLLOWING THE ACQUISITION

        The following description of the material terms of the capital stock and warrants of Ardent following the acquisition includes a summary of specified provisions of the proposed amendments to Ardent's certificate of incorporation which will be in effect upon completion of the acquisition and upon adoption of the name change proposal. This description is subject to the relevant provisions of Delaware General Corporation Law. If both the acquisition proposal and the name change proposal are adopted at the special meeting, the resulting changes to Ardent's certificate of incorporation will be reflected in an amended and restated certificate of incorporation in the form of Annex C to this document, which is incorporated in this document by reference. If the name change proposal is not adopted, the amendments providing for the change of Ardent's corporate name will not be included in its amended and restated certificate of incorporation.

GENERAL

        Ardent's authorized capital stock will consist of 76 million shares of all classes of capital stock, of which 75 million will be shares of common stock, par value, $0.0001 per share, and 1 million will be shares of preferred stock, par value of $0.0001 per share.

UNITS

        Each unit consists of one share of common stock and two warrants, which started trading separately as of the opening of trading on March 9, 2005. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $5.00 per share.

COMMON STOCK

        The holders of shares of Ardent's common stock are entitled to one vote for each share on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Subject to the preferences and rights, if any, applicable to the shares of preferred stock, the holders of the shares of common stock of Ardent are entitled to receive dividends if and when declared by the
Board of Directors of Ardent. Subject to the prior rights of the holders, if any, of the preferred shares, the holders of Ardent's shares of common stock are entitled to share ratably in any distribution of the assets of Ardent upon liquidation, dissolution or winding-up, after satisfaction of all debts and other liabilities.

        Ardent's amended and restated certificate of incorporation will not include the provisions of Ardent's current certificate of incorporation regarding the liquidation of Ardent in the event that Ardent does not consummate a business combination within 18 months from the date of the consummation of its initial public offering, or 24 months from the consummation of the initial public offering if specified extension criteria have been satisfied, and the corresponding distribution of assets to its stockholders.

PREFERRED STOCK

        Shares of preferred stock may be issued from time to time in one or more series and Ardent's Board of Directors, without approval of the stockholders, is authorized to designate series of preferred stock and to fix the rights, privileges, restrictions and conditions to be attached to each such series of shares of preferred stock. The issuance of shares of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of holders of Ardent's shares of common stock.

                                      120

        As of the date of this document, there are no outstanding shares of preferred stock of any series.

UNISSUED SHARES OF CAPITAL STOCK

        COMMON STOCK. After the acquisition, Ardent will have outstanding
15,610,000 shares of common stock assuming that none of the public stockholders elect to exercise their conversion rights. In addition, 15,046,000 shares will have been reserved on Ardent's books and records for issuance upon the exercise of outstanding warrants and issuance of the securities underlying the outstanding unit purchase options, if exercised. The remaining shares of authorized and unissued common stock will be available for future issuance without additional stockholder approval (subject to applicable securities laws and the rules of any securities market or exchange on which Ardent's common stock is quoted at the time). While the additional shares are not designed to deter or prevent a change of control, under some circumstances Ardent could use the additional shares to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control by, for example, issuing those shares in private placements to purchasers who might side with Ardent's
Board of Directors in opposing a hostile takeover bid.

        PREFERRED STOCK. After the acquisition, Ardent will not have outstanding any shares of preferred stock.

BOARD OF DIRECTORS; VACANCIES

        Ardent's Board of Directors currently has five members, but will be expanded to seven members following the acquisition. Any director elected to fill a vacancy, including a vacancy created by increasing the size of the Board, will hold office until such director's successor shall have been duly elected and qualified. No decrease in the number of directors will shorten the term of any incumbent director. These provisions may have the effect of slowing or impeding a third party from initiating a proxy contest, making a tender offer or otherwise attempting a change in the membership of Ardent's Board of Directors that would effect a change of control.

LIMITATION OF LIABILITY OF DIRECTORS

        The amended and restated certificate of incorporation will continue to provide that no director will be personally liable to Ardent or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that this limitation on or exemption from liability is not permitted by the Delaware General Corporation Law and any amendments to that law. As currently enacted, the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

           o   any breach of the director's duty of loyalty to the corporation or its stockholders;

           o   acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

           o   payments of unlawful dividends or unlawful stock repurchases or redemptions; or

           o   any transaction from which the director derived an improper personal benefit.

        The principal effect of this limitation on liability provision is that a stockholder will be unable to recover monetary damages against a director for breach of fiduciary duty unless the stockholder can demonstrate that one of the exceptions listed in the Delaware General Corporation Law applies. This provision, however, will not eliminate or limit director liability arising in connection with causes of action brought under the Federal securities laws.
Ardent's certificate of incorporation does not eliminate its directors'
fiduciary duties. The inclusion of this provision in the certificate of incorporation may, however, discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited Ardent and its stockholders. This provision should not affect the availability of equitable remedies such as injunction or rescission based upon a director's breach of his or her fiduciary duties.

                                      121

        The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers as well as its other employees and agents against judgments, fines, amounts paid in settlement and expenses, including attorneys' fees, in connection with various proceedings, other than an action brought by or in the right of the corporation, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of an action brought by or in the right of the corporation, except that indemnification in such a case may only extend to expenses, including attorneys' fees, incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Ardent's amended and restated certificate of incorporation will continue to provide that
Ardent will indemnify its directors to the fullest extent permitted by Delaware law. Under these provisions and subject to the Delaware General Corporation Law,
Ardent will be required to indemnify its directors for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director's position with Ardent or another entity that the director serves as a director, officer, employee or agent at Ardent's request, subject to various conditions, and to advance funds to Ardent's directors before final disposition of such proceedings to enable them to defend against such proceedings. To receive indemnification, the director must have been successful in the legal proceeding or have acted in good faith and in what was reasonably believed to be a lawful manner in the best interest of Ardent.

WARRANTS

        Ardent currently has warrants outstanding to purchase 14,546,000 shares of Ardent common stock, 13,946,000 of which entitle the registered holder to purchase one share of Ardent's common stock at a price of $5.00 per share and
600,000 of which entitle the registered holder to purchase one share of Ardent's common stock at a price of $6.25 per share, in each case subject to adjustment as discussed below, at any time commencing on the later of:

           o   the completion of a business combination; or

           o   February 24, 2006.

        In addition, warrants to purchase an additional 200,000 shares will be issued at the closing of the acquisition to John Waters pursuant to his employment agreement. The warrants will expire on February 23, 2009, at 5:00
p.m., New York City time. Ardent may call the warrants for redemption in whole and not in part, at a price of $.01 per warrant at any time after the warrants become exercisable, upon not less than 30 days' prior written notice of redemption to each warrant holder, if, and only if, the last reported sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

        The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and
Ardent.

        The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or Ardent's recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

        The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to Ardent, for the number of warrants being exercised.
The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

        No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, Ardent has agreed to meet these conditions and use its best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. On November 2, 2006, Ardent entered into a Warrant
Clarification Agreement, dated as of February 24, 2005, by and between Ardent and Continental Stock Transfer & Trust Company, as Warrant Agent, to clarify the terms of the warrant agreement. The Warrant Clarification Agreement clarified, consistent with the terms of the warrant agreement and the disclosure contained in Ardent's prospectus, that if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, Ardent will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless. As discussed above, the foregoing clarification was based on the disclosure set forth in the warrant agreement and the final prospectus. Such clarification is entirely consistent with the terms of the warrant agreement and the disclosure contained in Ardent's prospectus.

                                      122

        No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Ardent will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

        In addition, options to purchase a total of 300,000 units at an exercise price of $9.90 per unit (with each unit consisting of one share of Ardent's common stock and two warrants, each to purchase one share of Ardent's common stock at an exercise price of $6.25 per share) were sold in connection with the underwriting of Ardent's initial public offering.

        On November 2, 2006, in connection with the Warrant Clarification
Agreement with respect to Ardent's warrants discussed above, Ardent similarly amended the terms of the unit purchase options granted in connection with its initial public offering. In doing so, Ardent clarified, as of the date of its initial public offering, that (i) if it is unable to deliver any securities pursuant to the exercise of the unit purchase options as a result of its inability to satisfy its registration requirements set forth in the options,
Ardent will have no obligation to pay such holder any cash or otherwise "net cash settle" the option or the warrants underlying the option and (ii) there was no specified liability for Ardent's failure to satisfy its registration requirements.

QUOTATION OR LISTING

        Ardent's outstanding common stock and warrants currently are quoted on the Over-the-Counter Bulletin Board. Following the completion of the acquisition
(if approved at the special meeting), Ardent intends to seek to have its shares of common stock and warrants listed on a national securities exchange or market.

INVESTORS RIGHTS AGREEMENT

        Following the acquisition, Ardent will be subject to the terms of an
Investors Rights Agreement which was entered into by Avantair and certain equity investors, and which provides for the registration of the shares of Avantair's
Class A common stock issued to those investors. See "Investors Rights Agreement"
on page 83.

TRANSFER AGENT AND REGISTRAR

        The Transfer Agent and Registrar for the shares of Ardent common stock, warrants and units is Continental Stock Transfer & Trust Company.

                                      123

                        COMPARISON OF STOCKHOLDER RIGHTS

        Ardent is incorporated under the laws of the State of Delaware. The following is a comparison of the material rights of the current stockholders of
Ardent, and the stockholders of Ardent after the acquisition, under Ardent's amended and restated certificate of incorporation and the statutory framework in
Delaware assuming adoption of the acquisition proposal and the name change proposal. If both the acquisition proposal and the name change proposal are adopted at the special meeting, the resulting changes to Ardent's certificate of incorporation will be reflected in an amended and restated certificate of incorporation in the form of Annex C to this document, which is incorporated in this document by reference.

        The following description does not purport to be complete and is qualified by reference to Delaware General Corporation Law and Ardent's amended and restated certificate of incorporation.

        COMPARISON OF CERTAIN CERTIFICATE OF INCORPORATION PROVISIONS OF ARDENT
BEFORE AND AFTER THE ACQUISITION.

         PROVISION              CURRENT CERTIFICATE OF           AMENDED AND RESTATED
                                    INCORPORATION            CERTIFICATE OF INCORPORATION
 NAME OF CORPORATION        Ardent Acquisition Corporation    Avantair, Inc.
 AUTHORIZED CAPITAL STOCK   31 million, of which:             76 million, of which:
                            o 30 million are shares of        o 75 million are shares
                            common stock, par value             of common stock, par value
                            $0.0001 per share; and              $0.0001 per share; and
                            o 1 million are shares of         o 1 million are shares
                            preferred stock, par value          of preferred stock, par
                            $0.0001 per share.                  value $0.0001 per share.

 BOARD OF DIRECTORS         The Board of Directors must       Same, except that the Board
                            have not less than 1 and not      will be expanded to 7 members
                            more than 9 directors.  The       (Note also that at least
                            exact number is determined        two-thirds of the Board (and
                            from time to time by              other managing officers) must
                            resolution adopted by a           be U.S. citizens under
                            majority of the entire Board      federal aviation law).
                            of Directors.  Ardent
                            currently has 5 directors.

 QUALIFICATION OF           Directors need not be             Same.
 DIRECTORS                  stockholders.

 FOREIGN OWNERSHIP          None.                             The aggregate percentage
 RESTRICTIONS                                                 ownership by non-citizens of
                                                              Ardent's voting stock
                                                              (including the common stock)
                                                              is limited to the amount
                                                              permitted by federal law
                                                              (currently no more than 25%).
                                                              Ardent's Board of Directors
                                                              will be permitted to
                                                              implement additional
                                                              limitations, including
                                                              limiting the transfers or
                                                              voting rights of shares and
                                                              redeeming shares., and to
                                                              make such determinations as
                                                              may reasonably be necessary
                                                              to ascertain ownership and
                                                              maintain its U.S. citizenship.

 CUMULATIVE VOTING          None.                             None.

 CLASSES OF DIRECTORS       Directors are not classified.     Same.

 VACANCIES ON THE BOARD     Vacancies (unless they are        Same.
                            the result of the action of
                            stockholders) and

                                      124

         PROVISION              CURRENT CERTIFICATE OF           AMENDED AND RESTATED
                                    INCORPORATION            CERTIFICATE OF INCORPORATION
                            newly-created directorships
                            are filled by the majority vote
                            of the remaining directors in
                            office, even though less than
                            a quorum, or by a sole
                            remaining director. Vacancies
                            that result from the action of
                            stockholders are filled by the
                            stockholders.

 BOARD QUORUM AND VOTE      A majority of the entire        Same.
                            Board of Directors
                            constitutes a quorum.

 STOCKHOLDER APPROVAL OF    "Business combination" is       Holders of Ardent's common
 "BUSINESS COMBINATIONS"    subject to approval of a        stock will not have special
                            majority of the shares issued   approval rights over any
                            in Ardent's initial public      transactions (subject to the
                            offering.  If Ardent does not   Delaware General Corporate
                            consummate a business           Law, applicable securities
                            combination by the later of     laws and regulations of any
                            September 2, 2006 or March 2,   national market on which
                            2007 in the event that a        Ardent's common stock may be
                            letter of intent, an            traded in the future).
                            agreement in principle or a     No automatic liquidation
                            definitive agreement to         provisions.
                            complete a business
                            combination was executed but
                            not consummated by September
                            2, 2006, then Ardent's
                            officers must take all
                            actions necessary to dissolve
                            and liquidate Ardent within
                            60 days.

 ANNUAL STOCKHOLDER         Date, time and place of the     Same.
 MEETINGS                   annual meeting is determined
                            by the Board of Directors.

 AMENDMENTS TO ORGANIZED    Amendments to Ardent's          Same.
 DOCUMENTS                  certificate of incorporation
                            generally must be approved
                            by the Board of Directors
                            and by a majority of the
                            outstanding stock entitled
                            to vote on the amendment, and,
                            if applicable, by a majority of
                            the outstanding stock of each
                            class or series entitled to vote
                            on the amendment as a class or
                            series.

                                      125

         PROVISION              CURRENT CERTIFICATE OF           AMENDED AND RESTATED
                                    INCORPORATION            CERTIFICATE OF INCORPORATION
 EXCULPATION AND            A director may not be           Same.
 INDEMNIFICATION OF         personally liable for
 DIRECTORS, OFFICERS AND    monetary damages for breach
 EMPLOYEES                  of fiduciary duty as a
                            director, except for
                            liability:

                            o for any breach of the
                              director's duty of loyalty;

                            o for acts or omissions not
                              in good faith or which
                              involve intentional
                              misconduct or a knowing
                              violation of law;

                            o under Section 174 of the
                              Delaware General
                              Corporation Law; or

                            o for any transaction from
                              which the director derived
                              an improper personal
                              benefit.

                            If the Delaware General
                            Corporation Law is amended
                            to authorize corporate action
                            further eliminating or limiting
                            the personal liability of
                            directors, then the liability
                            of directors must be eliminated
                            or limited to the fullest extent
                            permitted by the Delaware
                            General Corporation Law, as so
                            amended.

                              STOCKHOLDER PROPOSALS

        If the acquisition is not consummated, Ardent will be liquidated and will not hold an annual meeting in 2007. If the acquisition is consummated,
Ardent's 2007 annual meeting of stockholders will be held on or about November
15, 2007 unless the date is changed by Ardent's Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2007 annual meeting, you must give timely notice of the proposal, in writing, along with any supporting materials to Ardent's secretary at Ardent's principal office in Garden City, New York. To be timely, the notice has to be given by July 10, 2007. The proxy or proxies designated by the Board of
Directors will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2007 Annual Meeting of
Stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by Ardent on or before August
27, 2007 and certain other conditions of the applicable rules of the SEC are satisfied.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The consolidated and combined financial statements of Avantair, Inc. and
Subsidiary as of and for the years ended June 30, 2004, 2005 and 2006 included in this proxy statement have been audited by J.H. Cohn LLP, independent registered public accounting firm. J.H. Cohn LLP has acted as the independent auditor for Avantair since 2006.

        The financial statements of Ardent as of Deceember 31, 2005 and 2004 and for the periods then ended, included in this proxy statement have been audited by Goldstein Golub Kessler LLP, its independent registered public accountants.
Goldstein Golub Kessler LLP has acted as independent auditor for Arrdent since
2005.

                                      126

                       WHERE YOU CAN FIND MORE INFORMATION

        Ardent files reports, proxy statements and other information with the
Securities and Exchange Commission as required by the Securities Exchange Act of
1934, as amended.

        You may read and copy reports, proxy statements and other information filed by Ardent with the Securities and Exchange Commission at the Securities
and Exchange Commission public reference room located at Headquarters Office,
100 F Street, N.E., Room 1580 Washington, DC 20549.

        You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may
also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section,
Headquarters Office, 100 F Street, N.E., Room 1580 Washington, DC 20549.

        Ardent files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Ardent at the Securities and Exchange Commission web site containing reports, proxy statements and other information at:
http://www.sec.gov.

        Information and statements contained in this document, or any annex to this document, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this document.

        All information contained in this document relating to Ardent has been supplied by Ardent, and all such information relating to Avantair has been supplied by Avantair. Information provided by either of us does not constitute any representation, estimate or projection of the other.

        If you would like additional copies of this document, or if you have questions about the acquisition, you should contact:

               Morrow & Co., Inc.
               470 West Avenue
               Stamford, CT  06902
               Phone: 800-607-0088

                                      127

                          INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----

AVANTAIR COMBINED FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm                      F-2

Consolidated and Combined Balance Sheets                                     F-3
June 30, 2006 and 2005

Consolidated and Combined Statements of Operations                           F-5
For the Years Ended June 30, 2006, 2005 and 2004

Consolidated and Combined Statements of Changes in Stockholders' Deficit     F-6
For the Years Ended June 30, 2006, 2005 and 2004

Consolidated and Combined Statements of Cash Flows                           F-7
For the Years Ended June 30, 2006, 2005 and 2004

Notes to Consolidated and Combined Financial Statements                      F-8

ARDENT FINANCIAL STATEMENTS

Condensed Balance Sheet                                                     F-19
June 30, 2006 and December 31, 2005

Unaudited Condensed Statements of Operations                                F-20
For the Six Months Ended June 30, 2006 and 2005

Statement of Stockholder's Equity                                           F-21

Unaudited Condensed Statement of Cash Flows                                 F-22
For the six months ended June 30, 2006, June 30, 2005 and the period between September 14, 2004 (inception) through June 30, 2006
Notes to Consolidated and Combined Financial Statements                     F-23

Report of Independent Registered Public Accounting Firm                     F-26

Balance Sheet                                                               F-27
December 31, 2005

Statements of Operations                                                    F-28
For the Year Ending December 31, 2005, for the period from
September 14, 2004 (inception) to December 31, 2004 and for the period from September 14, 2004 (inception) to December 31, 2005

Statements of Stockholders' Equity                                          F-29
Balance at December 31, 2005 and balance at December 31, 2004

Statements of Cash Flows                                                    F-30
For the year ending December 31, 2005, for the year ending September 14,
2004 (inception) to December 31, 2004 and from September 14, 2004
(inception) to December 31, 2005

Notes to Consolidated and Combined Financial Statements                     F-32

                                      F-1

The Stockholders and Board of Directors
Avantair, Inc.

We have audited the accompanying  consolidated balance sheets of Avantair,  Inc.
and  Subsidiary as of June 30, 2006 and 2005, and the related  consolidated  and combined statements of operations, stockholders' deficit and cash flows for each of the years in the three-year period  ended June 30, 2006.  These  consolidated and  combined  financial  statements  are the  responsibility  of the  Company's management.  Our  responsibility is to express an opinion on these  consolidated and combined financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the consolidated and combined financial  statements referred to above  present  fairly,  in all material  respects,  the  financial  position of
Avantair, Inc. as of June 30, 2006 and 2005, and their results of operations and cash flows for each of the years in the three-year period  ended June 30,  2006, in conformity with accounting principles generally accepted in the United States of America.

The  accompanying  consolidated  and  combined  financial  statements  have been prepared  assuming  that  the  Company  will  continue  as a going  concern.  As discussed in Note 1, the Company has experienced  recurring net losses resulting in an accumulated  deficit of $36,432,230 as of June 30, 2006. In addition,  the
Company has a working  capital  deficiency of  $23,853,247  as of June 30, 2006.
These  conditions,  among  other  matters,  raise  substantial  doubt  about the
Company's ability to continue as a going concern.  Management's  plans regarding these  matters  are  also  described  in Note 1. The consolidated  and  combined financial  statements do not include any adjustments  that might result from the outcome of this uncertainty.

One of the Company's  stockholders  filed an action in the amount of $25,000,000 against the Company (but did not serve)  alleging a breach of the related  party financing agreement described in Note 7.

/s/ J.H. Cohn LLP
Jericho, New York
October 20, 2006, except for Note 11 as to which the date is November 1, 2006

                                      F-2

                          AVANTAIR, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                             JUNE 30, 2006 AND 2005

                                     ASSETS

                                                                                    2006              2005
                                                                                -------------     -------------

CURRENT ASSETS
   Cash and cash equivalents                                                    $   2,175,734     $   2,009,779
   Accounts receivable, net of allowance for doubtful accounts of
     $600,000 at June 30, 2006 and $400,000 at June 30, 2005                        1,935,501         1,954,929
   Accounts receivable from vendor                                                    856,775           388,686
   Inventory                                                                          253,533         2,165,386
   Property held for sale                                                           7,870,300                --
   Current portion of notes receivable                                              1,672,481         2,884,537
   Current portion of lease payments receivable                                            --         2,650,655
   Prepaid expenses and other current assets                                           80,419           123,795
                                                                                -------------     -------------

       Total current assets                                                        14,844,743        12,177,767
                                                                                -------------     -------------

AIRCRAFT COSTS RELATED TO FRACTIONAL SALES                                         99,781,531        66,724,380
   Less amounts charged to cost of sales                                           31,747,580        12,580,857
                                                                                -------------     -------------

                                                                                   68,033,951        54,143,523
                                                                                -------------     -------------
PROPERTY AND EQUIPMENT, at cost, net of accumulated
   depreciation and amortization of $1,549,828 at June 30, 2006
   and $2,806,848 at June 30, 2005                                                  4,835,743        15,848,135
                                                                                -------------     -------------

OTHER ASSETS
   Deposits                                                                        13,431,683         9,127,078
   Deferred maintenance agreement                                                   3,329,500                --
   Notes receivable                                                                 2,921,163         4,531,740
   Other assets                                                                       195,496           249,974
                                                                                -------------     -------------

       Total other assets                                                          19,877,842        13,908,792
                                                                                -------------     -------------

       Total assets                                                             $ 107,592,279     $  96,078,217
                                                                                =============     =============

          SEE NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS.

                                      F-3

                          AVANTAIR, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                             JUNE 30, 2006 AND 2005

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                                                    2006              2005
                                                                                -------------     -------------

CURRENT LIABILITIES
   Accounts payable and accrued liabilities                                     $  11,399,629     $   4,384,189
   Borrowings under line of credit from a related party                            22,317,079        23,885,522
   Customer deposits                                                                  580,989         1,397,700
   Current portion of notes payable                                                 4,400,293         1,726,789
                                                                                -------------     -------------

       Total current liabilities                                                   38,697,990        31,394,200
                                                                                -------------     -------------

   Notes payable, net of current portion                                            6,550,138        11,287,340
   Deferred revenue related to fractional aircraft share sales                     94,156,720        64,587,790
   Deferred gain on sale and leaseback of asset                                     1,003,946                --
   Deferred maintenance and management fees                                         3,437,615         4,032,921
   Other liabilities                                                                  297,486            45,675
                                                                                -------------     -------------

       Total long-term liabilities                                                105,445,905        79,953,726
                                                                                -------------     -------------

       Total liabilities                                                          144,143,895       111,347,926
                                                                                -------------     -------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
   Common stock, Class A, $10 par value, 1,250 shares
     authorized, 100 shares issued and outstanding                                      1,000             1,000
   Common stock, Class B, non-voting, $10 par value,
     1,250 shares authorized, 100 shares issued and outstanding                         1,000             1,000
   Paid-in capital                                                                    412,600           412,600
   Accumulated deficit                                                            (36,432,230)      (15,684,309)
   Due from stockholder                                                              (533,986)               --
                                                                                -------------     -------------

       Total stockholders' deficit                                                (36,551,616)      (15,269,709)
                                                                                -------------     -------------

       Total liabilities and stockholders' deficit                              $ 107,592,279     $  96,078,217
                                                                                =============     =============

          SEE NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS.

                                      F-4

                          AVANTAIR, INC. AND SUBSIDIARY
               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
                FOR THE YEARS ENDED JUNE 30, 2006, 2005 AND 2004

                                                       2006             2005             2004
                                                   ------------     ------------     ------------

REVENUES
    Fractional aircraft shares sold                $ 23,756,070     $ 10,580,859     $  3,226,890
    Maintenance and management fees                  22,824,940       11,645,999        3,463,810
    Demonstration and other                           1,814,370        1,167,520        1,027,348
                                                   ------------     ------------     ------------

       Total revenue                                 48,395,380       23,394,378        7,718,048
                                                   ------------     ------------     ------------

OPERATING EXPENSES
    Cost of fractional aircraft shares sold          19,166,722        9,318,013        2,925,978
    Cost of flight operations                        31,782,820       14,384,368        5,620,085
    General and administrative expenses              13,406,376        6,885,229        4,224,404
    Selling expenses                                  3,672,754          976,164          514,430
                                                   ------------     ------------     ------------

       Total operating expenses                      68,028,672       31,563,774       13,284,897
                                                   ------------     ------------     ------------

         Loss from operations                       (19,633,292)      (8,169,396)      (5,566,849)
                                                   ------------     ------------     ------------

OTHER INCOME (EXPENSE)
    Interest income                                     557,508          490,591          237,927
    Interest expense                                 (2,110,119)      (1,194,723)        (269,036)
    Other income, net                                   437,982          167,329          553,457
                                                   ------------     ------------     ------------

       Total other income (expense)                  (1,114,629)        (536,803)         522,348
                                                   ------------     ------------     ------------

         Net loss                                  $(20,747,921)    $ (8,706,199)    $ (5,044,501)
                                                   ============     ============     ============

Loss per common share:
    Basic and diluted                              $   (103,740)    $    (43,531)    $    (25,223)
                                                   ============     ============     ============

Weighted-average common shares outstanding:
    Basic and diluted                                       200              200              200
                                                   ============     ============     ============

          SEE NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS.

                                      F-5

                          AVANTAIR, INC. AND SUBSIDIARY
    CONSOLIDATED AND COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
                FOR THE YEARS ENDED JUNE 30, 2006, 2005 AND 2004

                                        CLASS A         CLASS B                                                           TOTAL
                                        COMMON          COMMON         PAID-IN         DUE FROM        ACCUMULATED     STOCKHOLDERS'
                                        STOCK           STOCK          CAPITAL        STOCKHOLDER        DEFICIT          DEFICIT
                                     ------------    ------------    ------------    ------------     ------------     ------------

Balance, June 30, 2003               $      1,000    $      1,000    $    412,600    $         --     $ (1,933,609)    $ (1,519,009)

Net loss                                       --              --              --              --       (5,044,501)      (5,044,501)
                                     ------------    ------------    ------------    ------------     ------------     ------------

Balance, June 30, 2004                      1,000           1,000         412,600              --       (6,978,110)      (6,563,510)

Net loss                                       --              --              --              --       (8,706,199)      (8,706,199)
                                     ------------    ------------    ------------    ------------     ------------     ------------

Balance, June 30, 2005                      1,000           1,000         412,600              --      (15,684,309)     (15,269,709)

Advances to stockholder                        --              --              --        (533,986)              --         (533,986)

Net loss                                       --              --              --              --      (20,747,921)     (20,747,921)
                                     ------------    ------------    ------------    ------------     ------------     ------------

Balance, June 30, 2006               $      1,000    $      1,000    $    412,600    $   (533,986)    $(36,432,230)    $(36,551,616)
                                     ============    ============    ============    ============     ============     ============

          SEE NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS.

                                      F-6

                          AVANTAIR, INC. AND SUBSIDIARY
               CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED JUNE 30, 2006, 2005 AND 2004

                                                               2006                 2005                 2004
                                                           ------------         ------------         ------------

OPERATING ACTIVITIES:
Net loss                                                   $(20,747,921)        $ (8,706,199)        $ (5,044,501)
   Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
       Depreciation and amortization                          2,649,096            1,932,757            1,011,464
       Gain on sale of equipment                               (207,544)                  --                   --
       Provision for bad debts                                  200,000              200,000              200,000
   Changes in operating assets and liabilities:
       Accounts receivable                                     (180,572)          (2,136,033)            (188,600)
       Accounts receivable from vendor                         (468,089)            (388,686)                  --
       Inventory                                              1,911,853            8,020,487          (10,185,872)
       Deposits and other assets                             (4,304,605)            (271,078)          (8,381,224)
       Deferred maintenance agreement                        (3,329,500)                  --                   --
       Prepaid expenses and other current assets                 43,376             (161,646)             (37,815)
       Notes and leases payments receivable                   5,473,288           (4,725,253)          (3,754,386)
       Aircraft costs related to fractional shares          (13,890,428)         (29,866,783)         (20,697,986)
       Other assets                                              54,478             (224,750)                  --
       Accounts payable and accrued liabilities               7,015,440            1,778,197            2,091,466
       Deferred maintenance and management fees                (595,306)           4,032,921                   --
       Customer deposits                                       (816,711)             (74,800)           1,472,500
       Other liabilities                                        251,811               45,241                   --
       Deferred gain on sale and leaseback of asset           1,003,946                   --                   --
       Deferred revenue related to fractional
          aircraft share sales                               29,568,930           35,862,142           24,657,400
                                                           ------------         ------------         ------------

Net cash provided by (used in) operating activities           3,631,542            5,316,517          (18,857,554)
                                                           ------------         ------------         ------------

INVESTING ACTIVITIES:
   Proceeds from sale of property and equipment               3,207,625                   --            2,300,000
   Capital expenditures                                      (2,507,085)         (12,117,319)          (4,125,656)
                                                           ------------         ------------         ------------

Net cash provided by (used in) investing activities             700,540          (12,117,319)          (1,825,656)
                                                           ------------         ------------         ------------

FINANCING ACTIVITIES:
   Borrowings under long-term notes payable                   3,272,000            6,148,576           11,944,850
   Borrowings under line of credit                            7,019,591           32,235,792           28,793,992
   Principal payments on long-term notes payable             (5,335,698)          (6,395,768)          (6,267,240)
   Principal payments on line of credit                      (8,588,034)         (23,844,262)         (13,300,000)
   Advances to stockholder                                     (533,986)                  --                   --
                                                           ------------         ------------         ------------

Net cash (used in) provided by financing activities          (4,166,127)           8,144,338           21,171,602
                                                           ------------         ------------         ------------

Net increase in cash and cash equivalents                       165,955            1,343,536              488,392
Cash and cash equivalents, beginning of the year              2,009,779              666,243              177,851
                                                           ------------         ------------         ------------

Cash and cash equivalents, end of the year                 $  2,175,734         $  2,009,779         $    666,243
                                                           ============         ============         ============

SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION:
   Interest paid (net of amounts capitalized)              $  2,120,658         $  1,082,224         $    228,010
                                                           ============         ============         ============

          SEE NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS.

                                      F-7

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

BASIS OF PRESENTATION

Avantair,  Inc., ("Avantair" or the "Company") was incorporated July 11, 2003 in the State of Nevada.  Avantair is the successor to Skyline Aviation,  Inc., an S
Corporation,  ("Skyline").  Skyline is a  Delaware  corporation  established  on
September 14, 1999. On August 20, 2004 the  stockholders of Skyline entered into a Contribution Agreement in which they agreed to contribute 100 shares of common stock  (representing  100% of the common stock  outstanding),  no par value,  to
Avantair  for 100  shares  of  Avantair  Class A common  stock or Class B common stock.  Skyline  at this time  became a wholly  owned  subsidiary  of  Avantair, resulting in the consolidated financial statements presented. From the inception of  Avantair  (July  11,  2003)  and prior to the  Contribution  Agreement,  the companies  conducted  business  under  common  ownership  as defined by Emerging
Issues Task Force ("EITF") 02-5,  Definition of "Common  Control",  and with 85%
common  ownership,  the financial  statements for the period ended June 30, 2004 were  presented  as  combined  financial  statements.  Since  in  this  business combination  there was only an exchange of shares between  entities under common control the business  combination  did not require the assets and liabilities to be fair valued, therefore they were recorded at their historical cost.

The  results of  operations  for the year ended June 30,  2004 are the  combined results of Skyline and Avantair for that period.  The results of operations  for the year ended  June 30,  2005  include  approximately  two  months of  combined operations and the balance of the operations  are  consolidated  from August 20,
2004. The accounting described above had no impact on the results of operations.
The results of  operations  for the year ended June 30, 2006 were  consolidated.
All inter-company transactions have been eliminated in consolidation. There were no  inter-company  sales or expenses during the periods that the operations were combined.

NATURE OF BUSINESS

The Company is engaged in the sale and  management  of  fractional  ownership of professionally  piloted  aircraft for  personal  and  business  use. The Company operates fixed flight based operations, aircraft maintenance, concierge services to customers  from  hangars and office  locations  in Reno,  Nevada  (closing in
October 2006), Clearwater, Florida, and Caldwell, New Jersey.

The  accompanying  consolidated  and  combined  financial  statements  have been prepared assuming that the Company will continue as a going concern.  This basis of  accounting  contemplates  the  recovery  of the  Company's  assets  and  the satisfaction  of its  liabilities  in the normal course of business.  Successful transition to profitable operations is dependent upon obtaining a level of sales adequate to support  the  Company's  cost  structure.  The Company has  suffered recurring  losses  resulting  in an  accumulated  deficit of  $36,432,230  and a working  capital  deficiency  of  $23,853,247  as of June 30,  2006.  Management
intends to continue to finance the operations of the Company  through cash flows from  operations and by raising  additional  capital from the sale of its stock.
However,  there can be no assurance that the Company will be able to obtain such financing or internally  generate cash flows from  operations,  which may impact the  Company's  ability  to  continue  as  a  going  concern.  The  accompanying consolidated  balance  sheets do not  include  any  adjustments  to reflect  the possible future effects on the  recoverability  and  classification of assets or the amounts and classification of liabilities that may result from the potential inability of the Company to continue as a going concern.

                                      F-8

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION AND COMBINATION

The accompanying  consolidated  and combined  financial  statements  include the accounts of the Company and its subsidiary, and have been prepared in conformity with U.S. generally accepted accounting  principles.  All material  intercompany accounts and transactions  have been eliminated in the consolidated and combined financial statements.

CASH AND CASH EQUIVALENTS

Cash and cash  equivalents  consist of cash and highly liquid  investments  held with investment grade financial institutions, with maturities of three months or less from the date of acquisition.

REVENUE RECOGNITION

The Company sells fractional shares of aircraft and the related  maintenance and management services that accompany aircraft ownership.  The aircraft are sold in
1/16th shares or multiples  thereof.  The purchase agreement grants the customer the right to the use of the aircraft  for a specified  number of hours each year the aircraft is in service.  When a customer  purchases a fractional share, they are  also  required  to  enter  into  a  five-year  management  and  maintenance agreement.  Under the terms of the management  and  maintenance  agreement,  the
Company  agrees to manage,  operate and  maintain  the aircraft on behalf of the customer in exchange for a fixed monthly fee.

      FRACTIONAL AIRCRAFT SHARES

      The Company does not have vendor specific  objective evidence to determine the fair value of each element and as result has adopted the provisions of
      EITF  00-21   ("Accounting   for  Revenue   Arrangements   with   Multiple
      Deliverables")  to account for the sale of fractional  shares of aircraft.
      Accordingly,  if the sale of the fractional share cannot be separated from the  underlying  maintenance  agreement,  the revenue  must be  recognized ratably  over  the life of the  maintenance  agreement.  The  sales of the fractional  shares of the  aircraft  are  recognized  as  income  over the five-year period.

      MANAGEMENT AND MAINTENANCE AGREEMENT

      Revenue earned in connection with the management and maintenance agreement is  recognized  ratably over the term of the  agreement or five years.  At times a customer will prepay their  management and  maintenance  fee for a period of one year or longer.  This is recorded  as  unearned  revenue and amortized into revenue on a monthly basis in accordance  with the schedule provided for within each agreement.

AIRCRAFT COSTS RELATED TO FRACTIONAL SALES

The Company reflects  aircraft costs related to the sale of fractional  aircraft shares.  As a result of the  adoption of EITF 00-21 the Company  recognizes  the sales of the fractional  shares of aircraft as income over the five-year period.
The aircraft costs related to sales of fractional  shares consist of the cost of the  aircraft and are  recorded as an asset and  recognized  as cost of aircraft shares sold over the five-year period.

ACCOUNTS RECEIVABLE

Accounts  receivable are stated at the amount management expects to collect from outstanding  balances.  The Company provides an allowance for doubtful  accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical  collection  experience  and a review of the current  status of trade accounts receivable.  Management believes that they have adequately provided for uncollectible receivables in the Company's allowance for doubtful accounts.

CUSTOMER DEPOSITS

Customer deposits are cash payments received from customers who have purchased a fractional  interest in an aircraft and that specific  aircraft is not available for delivery.

                                      F-9

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADVERTISING COSTS

Advertising costs are expensed as incurred and totaled $1,766,517,  $459,979 and
$85,885 for the years ended June 30, 2006, 2005 and 2004, respectively.

INVENTORY

Inventory  consists of unsold  fractional  aircraft  shares and aircraft  parts.
Inventory is valued at the lower of cost (determined by the first-in,  first-out method) or market.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make certain  estimates  and  assumptions  that  affect the  amounts  reported in the consolidated  and combined  financial  statements and  accompanying  notes.  The
Company  is  subject  to  uncertainties  such as the  impact of  future  events, economic,  environmental  and  political  factors and  changes in the  Company's
business  environment;   therefore,  actual  results  could  differ  from  these
estimates.  Accordingly, the accounting estimates used in the preparation of the
Company's  financial  statements  will  change  as new  events  occur,  as  more experience  is  acquired,  as  additional  information  is  obtained  and as the
Company's  operating  environment  changes.  Changes in estimates  are made when circumstances  warrant.  Such changes in estimates and refinements in estimation methodologies are reflected in reported results of operations;  if material, the effects of changes in estimates are  disclosed in the notes to the  consolidated and combined  financial  statements.  Significant  estimates and  assumptions by management  affect:  the proper recording of revenue  arrangements with multiple deliverables,  the  allowance  for  doubtful  accounts,  the  carrying  value of long-lived assets,  the amortization  period of long-lived assets, the provision for income taxes and related deferred tax accounts, certain accrued expenses and contingencies.

NOTES RECEIVABLE AND LEASE PAYMENTS RECEIVABLE

The  Company  provides  financing  for the  purchase  of  fractional  shares  of aircraft.  The  financing  is done  through  a note  receivable  secured  by the fractional  share of the aircraft or by a sales-type  lease. The carrying amount of notes receivable consists of the principal balance of the note receivable and the accrued interest at rates ranging from 5% to 8% per annum. Interest on notes receivable  is  recognized  into income over the life of the note using a method that produces a constant periodic rate of return.

The carrying amount of lease payments  receivable consists of the total payments receivable less unearned income portion of payments.

DEFERRED RENT

The  aggregate  of minimum  annual  operating  lease  payments are expensed on a straight-line  basis over the term of the  related  leases.  The amount by which straight-line  rent differs from actual lease payments is recognized as deferred rent and is included in other liabilities.

INCOME TAXES

Income  taxes  are  accounted  for  under  the  asset  and  liability  method in accordance with Statement of Financial  Accounting  Standards  ("SFAS") No. 109,
ACCOUNTING FOR INCOME TAXES.  Deferred tax assets and liabilities are recognized for  the  future  tax  consequences  attributable  to  differences  between  the financial  statement  carrying  amounts of existing  assets and  liabilities and their  respective  tax bases and  operating  loss and tax credit  carryforwards.
Deferred  tax  assets and  liabilities  are  measured  using  enacted  tax rates expected  to apply to  taxable  income  in the  years in which  those  temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and  liabilities  of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established to reduce deferred tax assets to the amounts expected to be realized.

                                      F-10

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost and consists  principally of aircraft purchased which are not fractionalized and which provide additional  capacity to the Company to meet customer  demand.  Depreciation and amortization is computed using the straight-line method over the following useful lives:

            Aircraft                                               7 years
            Office equipment and furniture and fixtures          5-7 years
            Flight management software/hardware                    5 years
            Vehicles                                               5 years
            Improvements                                     Lesser of estimated
                                                             useful life or the
                                                             life of the lease

Expenditures  for maintenance and repairs of property and equipment are expensed as incurred. Major improvements are capitalized.

In accordance  with SFAS No. 144,  "Accounting for the Impairment or Disposal of
Long-Lived  Assets,"  long-lived  assets used in  operations  are  reviewed  for impairment  whenever events or changes in  circumstances  indicate that carrying amounts may not be recoverable.  For long-lived  assets to be held and used, the
Company  recognizes  an  impairment  loss  only if its  carrying  amount  is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference  between the carrying amount and fair value.  Long-lived assets held for sale are  reported at the lower of cost or fair value less costs to sell.

The Company  capitalized  interest  costs  relating to  borrowings  made for the acquisition of aircraft. The amounts capitalized are as follows:

                                         2006            2005            2004
                                      ----------      ----------      ----------
Total interest costs                  $2,610,119      $1,594,723      $  569,036
Less: amount capitalized                 500,000         400,000         300,000
                                      ----------      ----------      ----------

Interest expense                      $2,110,119      $1,194,723      $  269,036
                                      ==========      ==========      ==========

LOSS  PER SHARE

Basic  loss per common  share is  presented  in  conformity  with SFAS No.  128,
"Earnings  Per Share." In  accordance  with SFAS No. 128,  basic loss per common share has been computed  using the  weighted-average  number of shares of common stock  outstanding  during the  periods  presented.  The Company has no dilutive securities outstanding.

RECENTLY ISSUED PRONOUNCEMENTS

In December 2004, the Financial  Accounting Standards Board ("FASB") issued SFAS
No. 123,  "(Revised 2004):  Share-Based  Payment" ("SFAS 123R"),  which replaces
SFAS No. 123,  "Accounting  for  Stock-Based  Compensation,"  and supersedes APB
Opinion No. 25,  "Accounting for Stock Issued to Employees."  SFAS 123R requires all share-based payments to employees, including grants of Company stock options to Company  employees,  to be recognized in the  financial  statements  based on their fair  values.  Under SFAS 123R,  the Company  will have to  determine  the appropriate fair value model to be used for valuing share-based payments and the amortization  method for compensation  cost. The Company has not adopted a stock option or award  plan and since its  inception  has not  issued  option or stock awards to employees or consultants.

In June 2006, the FASB issued interpretation No. 48, "Accounting for Uncertainty in Income  Taxes (as amended) - an  interpretation  of FASB  Statement  No. 109"
("FIN 48").  FIN 48 clarifies the  accounting  for  uncertainty  in income taxes recognized in an  enterprise's  financial  statements  in  accordance  with SFAS
No.109,  "Accounting for Incomes Taxes," and prescribes a recognition  threshold and measurement attribute for the financial statement

                                      F-11

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also  provides  guidance on  derecognition,  classification,
interest  and  penalties,   accounting  in  interim   periods,   disclosure  and
transition.  FIN 48 is effective for fiscal years  beginning  after December 15,
2006. The Company  expects to implement FIN 48 beginning in fiscal year 2007 and will  evaluate  the  impact  that  adopting  FIN 48 will  have on its  financial position and results of operations.

NOTE 3 - CONCENTRATIONS OF RISK

The Company  acquires all of its aircraft  from one supplier and is dependent on that  supplier  for timely  delivery of its  airplanes.  Any  disruption  in the delivery of these airplanes would cause the Company to incur  significant  costs without the benefit and the cash flow it receives from its customers.

Financial  instruments that potentially subject the Company to concentrations of credit  risk  consist  principally  of cash and cash  equivalents.  The  Company maintains its cash and cash equivalents in bank deposits, the balances of which, at times,  may exceed  Federally  insured  limits.  Exposure  to credit  risk is reduced by placing such deposits in high credit quality financial  institutions.
At June 30,  2006,  the  Company  had cash and cash  equivalents  in  excess  of
Federally insured limits of $1,967,257.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment, stated at cost as of June 30, 2006 and 2005 consisted of the following:

                                                      2006             2005
                                                  ------------     ------------
Aircraft                                          $  3,513,003     $ 17,584,480
Leasehold improvements                               1,442,873          262,016
Furniture, fixtures and equipment                    1,036,358          473,405
Flight management software/hardware                    349,266          282,511
Vehicles                                                44,071           52,571
                                                  ------------     ------------
Totals                                               6,385,571       18,654,983

Less: accumulated depreciation and amortization     (1,549,828)      (2,806,848)
                                                  ------------     ------------

                                                  $  4,835,743     $ 15,848,135
                                                  ============     ============

Depreciation  and  amortization  expense for the years ended June 30, 2006, 2005 and  2004  was  $2,649,096,  $1,932,757  and  $1,011,464,  respectively,  and is included in general and administrative expenses.

NOTE 5 - PROPERTY HELD FOR SALE

During 2006,  the Company  decided to sell certain of its aircraft.  The Company sold one of its  aircraft  and is  pursuing  buyers  for the  sale of two  other aircraft.  The Company recovered its net book value on the aircraft sold and the pending arrangements, if complete, will also provide the Company with sufficient proceeds to recover its net book value.

                                      F-12

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 6 - INCOME TAXES

The differences  between income tax benefit provided at the Company's  effective rate and the  statutory  rate (35% in 2006 and 34% in 2005 and 2004) at June 30,
2006, 2005 and 2004 are as follows:

                                                2006            2005            2004
                                            -----------     -----------     -----------

Income tax benefit at statutory rate        $ 7,261,772     $ 2,960,108     $ 1,715,130
State taxes, net of Federal benefit             622,438              --              --
Increase in valuation allowance              (7,884,210)     (2,960,108)     (1,715,130)
                                            -----------     -----------     -----------
Total                                       $        --     $        --     $        --
                                            ===========     ===========     ===========

Deferred  income  taxes  reflect  the net tax  effect of  temporary  differences between the carrying  amounts of assets and liabilities for financial  reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets (liabilities) at June 30, 2006 and 2005 are as follows:

                                                              2006             2005
                                                          ------------     ------------

Deferred tax liability
    Depreciation                                          $ (1,187,940)    $ (1,243,557)
                                                          ------------     ------------
                                                            (1,187,940)      (1,243,557)
                                                          ------------     ------------

Deferred tax assets
    Deferred revenues, net of amortized aircraft costs
      related to fractional share sales                      9,508,882        3,551,051
    Other                                                      323,217          151,530
    Net operating loss carryforwards                         4,586,319        2,887,244
                                                          ------------     ------------
                                                            14,418,418        6,589,825
                                                          ------------     ------------

Net deferred tax assets                                     13,230,478        5,346,268
Less valuation allowance                                   (13,230,478)      (5,346,268)
                                                          ------------     ------------

                                                          $         --     $         --
                                                          ============     ============

As the ultimate  realization  of the  potential  benefits of the  Company's  net operating loss carryforwards is considered  unlikely by management,  the Company has offset the  deferred tax assets  attributable  to those  potential  benefits through a  valuation  allowance  in 2006,  2005 and 2004 and,  accordingly,  the
Company did not  recognize  any benefit  from income  taxes in the  accompanying consolidated  and combined  statements  of  operations.  At June 30,  2006,  the
Company had net operating loss carryforwards of approximately  $12,000,000 which begin to expire in 2019.

In the event that the planned merger takes place (see Note 10), the Company will experience  a change of  ownership  event as defined  in Section  382 of the IRS
Code.  Accordingly,  utilization of the net operating loss  carryforward will be subject to substantial annual limitation due to the ownership change limitations provided by the IRS Code of 1986, as amended and similar state  provisions.  The annual limitation will result in the expiration of the net operating loss before utilization.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company  leases an  aircraft  hangar in Reno,  Nevada  from CNM Hangar,  LLC
("CNM"),  a former  stockholder  of the Company.  The lease provides for monthly payments of $20,000  through August 2006. In September 2006, the Company and CNM informally  agreed to reduce the  monthly  payments  by $5,000 to $15,000 and to terminate

                                      F-13

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 7 - RELATED PARTY TRANSACTIONS (CONTINUED)

the lease as of October 1, 2006. Total rent expense for the years ended June 30,
2006, 2005 and 2004 was $240,000, $240,000 and $60,000, respectively.

The Company has a financing  arrangement  with the majority  stockholder of CNM.
The  borrowings  under this  arrangement  bear interest at 3-3/4 points over the one-month  LIBOR rate per annum and are personally  guaranteed by CNM. The terms of the arrangement  provide that the Company repay the borrowings under the line as fractional interests in aircraft are sold. Borrowings  outstanding as of June
30, 2006 and 2005 were $22,317,079 and $23,885,522,  respectively.  The weighted average  interest  rates on these  borrowings  were  3.75%  and  1.75%  over the one-month LIBOR rate, at June 30, 2006 and 2005,  respectively (7.9% and 4.2% at
June 30,  2006  and  2005,  respectively).  Reference  is made to Note 8,  which describes amounts due to CNM relating to the acquisition of aircraft.

During fiscal 2006, the CNM Inc.  et.al.  and Charles  Mathewson filed an action
(but did not  serve)  against  the  Company  and its  largest  stockholder.  The complaint  alleged that the parties breached certain credit  agreements and owed the defendants  $25,000,000 as a result of the alleged breach.  On September 27,
2006, the Company and CNM agreed to enter into a tolling  agreement  relating to this litigation (see Notes 5, 10 and 11).

Included in cost of flight  operations  are costs for  continuing  education  of customer-facing  personnel  including pilots,  which have been paid to a company that is owned by the wife of the  Company's  former  Chairman (See Note 10). The payments made to this entity  approximated  $165,000  during the year ended June
30, 2006. No such costs were  incurred in fiscal years 2005 and 2004.  Effective
September 2006, this arrangement has been terminated.

The Company leased an apartment,  which is owned by the former  Chairman's  wife for use by Company  personnel  and  clients.  Rental  payments of  approximately
$60,000 were paid to her for the year ended June 30, 2006.  Effective  September
8, 2006, the Company terminated the arrangement and ceased making payments.

As a result of the  relocation of the major  business  activities to Clearwater,
Florida, the Company pays rent for the Chief Executive Officer's living quarters in Florida.  The amount of these rental  payments  approximated  $26,000 for the year ended June 30, 2006.

The Chief Executive  Officer leases an aircraft used principally by the Company.
The Company  reimburses the Chief Executive Officer for the lease payments.  The lease agreement provides for monthly payments of $18,000. Lease payments for the year ended June 30, 2006 were approximately $54,000.

NOTE 8 - LONG-TERM DEBT

Long-term debt consists of the following as of June 30, 2006 and 2005:

                                                    2006               2005
                                                ------------       ------------
Wells Fargo Equipment Finance, Inc.             $  7,593,212       $  8,917,149
CIT Group/Equipment Financing, Inc.                       --          2,828,494
Jet Support Services, Inc.                         3,145,219                 --
CNM Aviation, LLC                                         --            734,375
CNM, Inc.                                                 --            196,611
Other                                                212,000            337,500
                                                ------------       ------------
                                                  10,950,431         13,014,129
         Less current portion                     (4,400,293)        (1,726,789)
                                                ------------       ------------

         Long-term debt                         $  6,550,138       $ 11,287,340
                                                ============       ============

                                      F-14

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 8 - LONG-TERM DEBT (CONTINUED)

WELLS FARGO EQUIPMENT FINANCE, INC.

The Company has financing  arrangements  for the purchase of four aircraft under various notes  payable with Wells Fargo  Equipment  Finance,  Inc. The notes are payable in monthly  installments  ranging from $4,550 to $38,480  with  interest ranging from 5.75% to 6.12% per annum,  through  2012.  The notes are secured by the aircraft and are personally guaranteed by a stockholder of the Company.

On December 16,  2003,  the Company  entered  into a promissory  note with Wells
Fargo Equipment Finance,  Inc. for $2,900,000 in connection with the purchase of an aircraft. The terms of the note provide for interest only monthly payments at
5.75% per annum through  December 15, 2007, at which the  outstanding  principal balance is due in full.  The note is secured by the aircraft  and is  personally guaranteed by a stockholder of the Company.

CIT GROUP/EQUIPMENT FINANCING, INC.

In September  2002, the Company  entered into a negotiable  promissory note with
CIT  Group/Equipment  Financing,  Inc.  for  $3,432,551  for the  purchase of an aircraft.  The note was  payable in 60  monthly  installments  of  $19,475  plus interest  at 2.88% in  excess  of the rate  published  in the H15  Report by the
Federal  Reserve  Bank  (3.26% at June 30,  2005).  The note is  secured  by the aircraft and is personally  guaranteed by a stockholder  of the Company.  During
2006, the note was repaid in full.

JET SUPPORT SERVICES, INC.

In April 2006, the Company  financed an aircraft  maintenance  program  contract with Jet Support Services,  Inc. ("JSSI")  totaling  $3,452,040.  The promissory note provides for 7 monthly installments of $145,867 and 53 monthly installments of $45,867 including interest at 7% per annum.

CNM AVIATION, LLC

In 2004,  the Company  purchased an aircraft from a company that is under common ownership with a stockholder of the Company, CNM, in exchange for a non-interest bearing note in the amount of  $4,700,000.  Under the terms of the agreement the
Company is required  to repay the loan as  fractional  shares of the  underlying aircraft  are sold.  The note was  substantially  repaid  within one year of its issuance.

CNM, INC.

In 2003, the Company entered into a promissory note with a company that is under common  ownership  with a  stockholder  of the  Company,  CNM,  in the amount of
$550,000. The terms of the note provide for monthly payments of interest only at the rate of 6% per annum through June 2008, at which the  outstanding  principal balance is due in full. This note was repaid in full during 2006.

Future  minimum  payments on notes payable in years  subsequent to June 30, 2006 are as follows:

Year Ending June 30,
        2007                                                         $ 4,400,293
        2008                                                             850,474
        2009                                                             861,373
        2010                                                             915,313
        2011                                                             976,764
        Thereafter                                                     2,946,214
                                                                     -----------

                                                                     $10,950,431
                                                                     ===========

                                      F-15

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 9 - COMMITMENTS AND CONTINGENCIES

LEASE COMMITMENTS

The Company  conducts a major part of its  operations  from  leased  facilities, which include airplane  hangars and  administrative  offices.  The hangar lease, which is for 15 years expiring in 2021, is classified as an operating lease. All of the leases of store facilities expire over the next 10 years.

Most of the operating  leases contain an option to renew at the then fair rental value for  periods of five to ten years.  These  options  enable the  Company to retain use of facilities in desirable operating areas.

In addition,  the Company leases  transportation  equipment and data  processing equipment under operating leases expiring during the next three years.

Total  rent  expense  for all  operating  leases was  approximately  $1,904,000,
$769,000 and $233,000 in 2006, 2005 and 2004, respectively.

Future minimum lease payments on these leases are:

Year Ending June 30,
      2007                                                        $   1,831,456
      2008                                                            2,081,830
      2009                                                            2,151,741
      2010                                                            2,241,851
      2011                                                            2,312,597
      Thereafter                                                     25,504,112
                                                                  -------------

                                                                  $  36,123,587
                                                                  =============

With  respect to the Company  operating  leases at  Clearwater,  Florida  (which covers hangar  space),  the lease provides for rent  allocation  credits for the first three years.  These credits have been included in rental  expense  ratably over the life of the lease.

NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASE

The following lists the components of the net investment in direct financing and sales-type leases as of June 30:

                                                    2006                 2005
                                                 ----------           ----------
Total minimum lease payments to be
    received and receivable                      $       --           $3,089,960
Less: Unearned income                                    --              439,305
                                                 ----------           ----------
Net investment in direct financing and
      sales-type leases                          $       --           $2,650,655
                                                 ==========           ==========

CONTINGENCIES

Two sales tax  assessments  have been made  against the  Company's  wholly owned subsidiary  with  regards  to  aircraft  purchased  in 2003  totaling  $875,000, including interest and penalties.  In management's  opinion, the outcome of this contingency  will not have a material  impact on the  consolidated  and combined financial statements.

                                      F-16

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 9 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

PURCHASE COMMITMENT

The Company has agreed to purchase 60  additional  Avant II P180  aircraft  from
Piaggio  America.  The total  commitment  is  approximately  $324,000,000  to be delivered through 2010.

The  Company is  committed  to acquire a total of 104  aircraft in the amount of approximately  $570,000,000 from a different aircraft manufacturer.  The Company paid $1,300,000 in deposits in connection with this commitment.

NOTE 10 - SUBSEQUENT EVENTS

Avantair  entered into a sale and  leaseback  agreement,  dated August 11, 2006, with JMMS, LLC and a sale and leaseback  agreement,  dated August 15, 2006, with
Comvest Group  Holdings LLC.  Under the sale and leaseback  agreement with JMMS,
LLC,  Avantair sold 100% of its interest in a core aircraft for $4.2 million and leased  back  68.8% of the  aircraft  for a five year  term.  Under the sale and leaseback  agreement with Comvest Group Holdings LLC,  Avantair sold 100% of its interest in a core aircraft for $4.0 million and leased back 50% of the aircraft for a five year term. The proceeds of the sale and leaseback  arrangements  were used to pay down the line of credit with CNM,  Inc. The Company will account for these sale and leaseback transactions in accordance with SFAS No. 98, Accounting
For Leases.

Effective  September 8, 2006,  the Company's  Chairman  resigned.  In connection therewith it was agreed that the amounts due from him  ($533,986)  were forgiven in exchange for a significant  portion of the stock he owns. The amount has been classified as a reduction to stockholders' equity at June 30, 2006.

On  September  29,  2006,  management  entered  into  an  arrangement  with  the manufacturer of aircraft to substantially reduce their commitment from 104 to 20 aircraft  totaling  approximately  $60,000,000 to be delivered through 2009. The arrangement  provides for  $1,000,000 of the deposits made to be applied to this order with the  balance to be applied as  consideration  for  renegotiating  the existing  commitment  and will be charged to  operations  in the  quarter  ended
September 30, 2006.

On October 2, 2006 the Company and CNM and its  principal  stockholders  entered into a revolving  credit  agreement  (the  "agreement")  that  provides  for the
Company to borrow  $7,600,000  from CNM. The borrowings  are  conditional on the execution of a definitive stock purchase  agreement with the public company (see below).  The parties also agreed that upon the  completion of the stock purchase agreement  and  approval  of the  proposed  acquisition  by the  public  company shareholders,  the Company would repay  $15,000,000 of the borrowings  under the revolving  credit  agreement.  In  addition,  upon the  execution  of the  stock
purchase  agreement,   the  balance  outstanding  which  may  be  no  more  than
$10,000,000  will be  converted  into a term loan payable  quarterly  over three years  and  bearing  interest  at  10%  per  annum.  The  borrowings  under  the arrangement  will  be  collateralized  by a first  priority  lien  and  security interest in all of the Company's assets.

The agreement also provides that as long as the Company enters into a definitive stock  purchase  agreement,  repays  $15,000,000  of the  borrowings  under  the agreement,  makes a deposit of  $2,180,474 to an aircraft  manufacturer  for two aircraft and executes a security  interest in all of the Company's  assets,  CNM will enter into a tolling agreement, if such agreement is satisfactory to CNM in its sole discretion.  The tolling agreement  contemplates that if the conditions referred to above are met, CNM will immediately dismiss the litigation discussed in Note 7 without prejudice.

Under the  agreement,  the  Company  also has  agreed to provide  the  principal stockholder of CNM 100 hours use of its aircraft over the three-year period. The fair value of aircraft  usage will be accrued and amortized to interest  expense over the life of the remaining  debt under a method that will produce a constant periodic rate of return.

On September 29, 2006, the Company entered into  employment  agreements with its
Chief Executive  Officer and Chief  Financial  Officer  ("CFO").  The individual agreements are for three years and provide for aggregate

                                      F-17

                          AVANTAIR, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                          JUNE 30, 2006, 2005 AND 2004

NOTE 10 - SUBSEQUENT EVENTS (continued)

compensation including bonuses of approximately  $2,400,000 over the term of the agreements. In addition, upon the close of the acquisition, the CFO will receive warrants of the SPAC for $.01  exercisable for an aggregate of 200,000 shares of the SPAC. These warrants will be issued on the same terms as the publicly traded warrants of the SPAC.

On October 2, 2006, the Company increased its authorized common stock,  Class A,
$10 par value from 1,250 shares to 10,000,000  shares.  The Company entered into an agreement to sell  3,237,410  shares of its Class A common stock at $2.78 per share, of which 539,568 were sold to existing stockholders  including members of management.  Compensation  expense of $1,413,668 will be recorded in the quarter ended December 31, 2006 related to this  transaction.  In addition,  the Company acquired all of the outstanding  Common stock,  Class B shares for approximately
$900,000.

Upon  completion  of the  acquisition,  three  members of  management  purchased
460,000  shares of Class A, common stock,  for $.01 per share.  The Company will recognize  compensation  expense  at the fair  value of the stock at the date of issuance.

On October 2, 2006,  the Company signed a definitive  stock  purchase  agreement with a Special Purpose  Acquisition  Company ("SPAC").  A SPAC is an entity that was formed for the sole purpose of effecting a merger with or  acquisition of an unidentified  operating company.  The transaction provides (upon the approval of its  shareholders) for the SPAC to issue 7,000,000 shares to the stockholders of the  Company in  exchange  for all of the issued and  outstanding  shares of the
Company.  The  agreement  also  provides  for the SPAC to issue to the  existing shareholders  of the Company an additional  1,000,000  shares in fiscal 2007 and
5,000,000 shares in fiscal 2008 if certain financial milestones are achieved. In addition,  there will be 5,000,000 shares issued to the existing stockholders of the  Company if the future  trading  price of the stock meets  certain  criteria prior to February 23, 2009.  Upon the closing of the  transaction,  1,750,000 of the shares of the SPAC's common stock included within the purchase price will be transferred to an escrow agent to secure the indemnification  obligations of the
Company's stockholders under the stock purchase agreement.

The  stockholders  and management of Avantair will own a substantial  portion of the equity of the  combined  company and control  four of the seven seats on the
Board of Directors.  In addition  Avantair's  management will be responsible for carrying out its current business plan.  Management believes that based on these factors that this  transaction  will be accounted for as a  recapitalization  of
Avantair which is equivalent to Avantair issuing stock for cash.

NOTE 11 - MATTHEWSON LITIGATION - SUBSEQUENT EVENT

On October 23, 2006,  the tolling  agreement  described in Note 10 was executed.
The related  litigation  described in Note 10 was dismissed without prejudice on
November 1, 2006.

                                      F-18

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            CONDENSED BALANCE SHEETS

                                                                      JUNE 30, 2006      DECEMBER 31, 2005
                                                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS:
   Cash                                                              $       157,029      $       541,355
   Assets held in Trust Fund (Note 1)                                     37,919,489           37,214,871
   Prepaid expenses                                                           72,328               19,828
----------------------------------------------------------------------------------------------------------
Total current assets                                                      38,148,846           37,776,054
   Deferred Tax Asset                                                        166,651              110,570
----------------------------------------------------------------------------------------------------------
Total assets                                                         $    38,315,497      $    37,886,624
----------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts Payable                                                  $         3,455      $         2,011
   Accrued expenses                                                           71,084              133,772
   Deferred Interest                                                         339,328              198,475
   Taxes payable                                                             138,267                   --
----------------------------------------------------------------------------------------------------------
      Total current liabilities                                              552,134              334,258
----------------------------------------------------------------------------------------------------------
Common stock, subject to possible conversion,
   1,379,310 shares at conversion value (Note 2)                           7,240,778            7,240,778
----------------------------------------------------------------------------------------------------------

COMMITMENT (NOTE 4)

STOCKHOLDERS' EQUITY (NOTES 1, 2, 3 AND 4)
   Preferred stock, $.0001 par value, Authorized                                  --                   --
      1,000,000 shares; none issued
   Common stock, $.0001 par value
      Authorized 30,000,000 shares
      Issued and outstanding 8,400,000 shares                                    840                  840
        (which includes 1,379,310 subject to possible
        conversion) and 1,500,000 respectively
   Additional paid-in capital                                             30,010,555           30,010,555
   Income accumulated during the development stage                           511,190              300,193
----------------------------------------------------------------------------------------------------------
       TOTAL STOCKHOLDERS' EQUITY                                         30,522,585           30,311,588
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $    38,315,497      $    37,886,624
==========================================================================================================

                  SEE NOTES TO CONDENSED FINANCIAL STATEMENTS.

                                      F-19

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                  UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

                                                   FOR THE THREE     FOR THE THREE    FOR THE SIX     FOR THE SIX      FOR THE
                                                   MONTHS            MONTHS           MONTHS          MONTHS           PERIOD FROM
                                                   ENDED JUNE        ENDING JUNE      ENDING JUNE     ENDING JUNE      SEPTEMBER
                                                   30, 2006          30, 2005         30, 2006        30, 2005         14, 2004
                                                                                                                       (INCEPTION)
                                                                                                                       TO JUNE
                                                                                                                       30, 2006
==================================================================================================================================

INCOME:
   Interest Income                                  $    2,643            5,315            7,547            6,598           25,205
   Interest Income on Trust Assets                     261,119          218,662          563,765          277,777        1,358,161
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL INCOME                                  $  263,762          223,977          571,312          284,375        1,383,366
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Professional fees                                $   49,891           10,363           61,182           14,311          127,130
   Rent and office                                      22,500           22,500           45,000           31,875          121,875
   State Franchise and Capital Taxes                     3,757           22,633           12,445           24,303           47,195
   Insurance                                            26,250           26,250           52,500           35,000          140,000
   Other formation and operating costs                   8,537           10,083           50,133           18,628           96,029
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                $  110,935           91,829          221,260          124,117          532,229
----------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES               152,827          132,148          350,052          160,258          851,137

      Provision for income taxes                    $   57,055           40,968          139,055           45,368          339,947
----------------------------------------------------------------------------------------------------------------------------------
NET INCOME/(LOSS) FOR THE PERIOD                        95,772           91,180          210,997          114,890          511,190
==================================================================================================================================
NET INCOME PER SHARE BASIC AND DILUTED              $     0.01             0.01             0.03             0.02             0.08
----------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE SHARES OUTSTANDING                  8,400,000        8,400,000        8,400,000        6,102,762        6,616,947
   BASIC AND DILUTED
==================================================================================================================================

                  SEE NOTES TO CONDENSED FINANCIAL STATEMENTS.

                                      F-20

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                     (Deficit)/Income
                                                                                                       Accumulated
                                                           COMMON STOCK                                During the
                                                              Shares               Addition paid-in     Development
                                                              Amount                   capital             Stage          Total
                                                    -------------------------------------------------------------------------------

Sale of 1,500,000 shares of common stock to             1,500,000    $        150    $     24,850               --     $     25,000
initial stockholders on September 14, 2005 at
$.0167 per share

Net Loss for the period                                        --              --              --     $     (1,651)          (1,651)
                                                    -------------------------------------------------------------------------------

Balance at December 31, 2004                            1,500,000    $        150    $     24,850     $     (1,651)    $     23,349

Sale of 6,900,000 units, net of underwriters'           6,900,000             690      37,226,383                        37,227,073
discount and offering expenses (includes
1,379,310 shares subject to possible conversion)

Proceeds subject to possible conversion of
1,379,310 shares                                               --              --      (7,240,778)              --       (7,240,778)

Proceeds from issuance of option                                                              100                               100

Net income for the period                                      --              --              --          301,844          301,844
                                                    -------------------------------------------------------------------------------
Balance, December 31, 2005                              8,400,000    $        840    $ 30,010,555     $    300,193     $ 30,311,588
                                                    -------------------------------------------------------------------------------
Unaudited:

Net income for the period                                      --              --              --          210,997          210,997
                                                    -------------------------------------------------------------------------------
Balance, June 30, 2006                                  8,400,000    $        840    $ 30,010,555     $    511,190     $ 30,522,585
                                                    ===============================================================================

                  SEE NOTES TO CONDENSED FINANCIAL STATEMENTS.

                                      F-21

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                   UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

                                                              FOR THE SIX MONTHS         FOR THE SIX MONTHS      FOR THE PERIOD FROM
                                                              ENDING JUNE 30, 2006       ENDING JUNE 30, 2005    SEPTEMBER 14, 2004
                                                                                                                 (INCEPTION) TO JUNE
                                                                                                                  30, 2006
====================================================================================================================================

CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                   $    210,997               $    114,890               $    511,190
  Adjustments to reconcile net
   income to net cash used
   in operating activities:
     Deferred Tax Asset                                             (56,081)                        --                   (166,651)
     Accrued interest on                                           (704,618)                  (347,178)                (1,697,489)
      Treasury Bills
     (Increase) in prepaid expenses                                 (52,500)                  (100,043)                   (72,328)

     Increase (Decrease) in accrued expenses                        (62,688)                    34,567                     71,084

     Increase in deferred interest                                  140,853                     69,401                    339,328

     Increase in accounts payable                                     1,444                        203                      3,455

     Increase in income taxes payable                               138,267                         --                    138,267
------------------------------------------------------------------------------------------------------------------------------------
     Net cash used in operating activities                         (384,326)                  (228,160)                  (873,144)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOW FROM
INVESTING ACTIVITIES
====================================================================================================================================
Assets Placed in Trust                                                   --                 36,222,000                 36,222,000

Redemption of Treasury Bill Held in Trust                        37,673,751                         --                 37,673,751

Purchase of Municipal Securities Held in Trust                  (37,673,751)                        --                (37,673,751)
------------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Investing Assets in Trust                           --                 36,222,000                 36,222,000
====================================================================================================================================
CASH FLOWS FROM FINANCING ACTIVITIES
     Gross Proceeds                                                      --                 41,400,000                 41,400,000

     Payment of notes,                                                   --                    (70,000)                   (70,000)
     stockholder
     Proceeds from sale of shares of common stock                        --                         --                     25,000

     Proceeds from issuance of option                                    --                        100                        100
     Payment of costs of public offering                                 --                 (4,084,117)                (4,172,927)

NET CASH PROVIDED BY FINANCING ACTIVITIES                                --                 37,245,983                 37,252,173
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH                                               (384,326)                   795,823                    157,029
CASH AT BEGINNING OF THE PERIOD                                     541,355                      6,314                          0
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF THE PERIOD                                  $    157,029               $    802,137               $    157,029
====================================================================================================================================

                  SEE NOTES TO CONDENSED FINANCIAL STATEMENTS.

                                      F-22

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION          The financial  statements at June 30, 2006 and
                                  for  the  periods  ended  June  30,  2006  are
                                  unaudited.  In the opinion of management,  all
                                  adjustments  (consisting  of normal  accruals)
                                  have been made that are  necessary  to present
                                  fairly  the   financial   position  of  Ardent
                                  Acquisition  Corporation (the "Company") as of
                                  June 30,  2006 and 2005 and the results of its
                                  operations  and its cash flow for the  periods
                                  ended June 30, 2006. Operating results for the
                                  interim period  presented are not  necessarily
                                  indicative of the results to be expected for a
                                  full year.

                                  The  statements  and  related  notes have been
                                  prepared pursuant to the rules and regulations
                                  of   the   U.S.    Securities   and   Exchange
                                  Commission.  Accordingly,  certain information
                                  and footnote  disclosures normally included in
                                  financial  statements  prepared in  accordance
                                  with generally accepted accounting  principles
                                  have been  omitted  pursuant to such rules and
                                  regulations. These financial statements should
                                  be  read in  conjunction  with  the  financial
                                  statements that were included in the Company's
                                  Annual  Report on Form  10-KSB  for the period
                                  ended December 31, 2005. The December 31, 2005
                                  balance  sheet was  derived  from the  audited
                                  financial statements.

2. ORGANIZATION AND BUSINESS      The Company was  incorporated on September 14,
   OPERATIONS                     2004 as a blank check company whose  objective
                                  is to acquire an operating business.

                                  The  registration  statement for the Company's
                                  initial  public  offering   ("Offering")   was
                                  declared  effective  February  24,  2005.  The
                                  Company  consummated  the offering on March 2,
                                  2005   and    received    net    proceeds   of
                                  approximately  $32,205,000  (Note 3). On March
                                  3, 2005, the Company  consummated  the closing
                                  of the  over-allotment  option and the Company
                                  received   net   proceeds   of   approximately
                                  $5,022,000 (Note 3). The Company's  management
                                  has  broad  discretion  with  respect  to  the
                                  specific  application  of the net  proceeds of
                                  this Offering,  although  substantially all of
                                  the net proceeds of this Offering are intended
                                  to be generally applied toward  consummating a
                                  business   combination   with   an   operating
                                  business ("Business  Combination").  An amount
                                  of   approximately   $36,222,000  of  the  net
                                  proceeds is being held in an  interest-bearing
                                  trust account ("Trust Fund") until the earlier
                                  of  (i)  the   consummation   of  a   Business
                                  Combination   or  (ii)   liquidation   of  the
                                  Company.  Under the  agreement  governing  the
                                  Trust Account,  funds will only be invested in
                                  United States  "government  securities" within
                                  the   meaning  of  Section   2(a)(16)  of  the
                                  Investment Company Act of 1940 with a maturity
                                  of 180 days or less,  or in money market funds
                                  meeting  certain  conditions  under  Rule 2a-7
                                  promulgated  under the Investment  Company Act
                                  of 1940.  At June 30,  2006,  the value of the
                                  Trust   Account   amounted  to   approximately
                                  $37,919,489.  The excess of market  value over
                                  cost,   exclusive  of  the  deferred  interest
                                  described   further  below,   is  included  in
                                  interest income in the accompanying statements
                                  of operations. The remaining net proceeds (not
                                  held in the Trust Fund) may be used to pay for
                                  business,  legal and  accounting due diligence
                                  on  prospective  acquisitions  and  continuing
                                  general and administrative expenses.

                                  The  Company,   after   signing  a  definitive
                                  agreement  for  the  acquisition  of a  target
                                  business,  will  submit such  transaction  for
                                  stockholder   approval.   In  the  event  that
                                  stockholders  owning 20% or more of the shares
                                  sold in the Offering vote against the Business
                                  Combination  and  exercise  their   conversion
                                  rights    described    below,   the   Business
                                  Combination  will not be  consummated.  All of
                                  the  Company's   stockholders   prior  to  the
                                  Offering,  including  all of the  officers and
                                  directors    of    the    Company    ("Initial
                                  Stockholders"),  have  agreed  to  vote  their
                                  1,500,000  founding  shares of common stock in
                                  accordance with the

                                      F-23

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                  vote of the  majority in interest of all other
                                  stockholders    of   the   Company    ("Public
                                  Stockholders")  with  respect to any  Business
                                  Combination.  After consummation of a Business
                                  Combination,  these voting  safeguards will no
                                  longer be applicable.

                                  With respect to a Business  Combination  which
                                  is  approved  and   consummated,   any  Public
                                  Stockholder  who voted  against  the  Business
                                  Combination   may  demand   that  the  Company
                                  convert  his  or her  shares.  The  per  share
                                  conversion  price will equal the amount in the
                                  Trust  Fund  as  of  two  days  prior  to  the
                                  consummation   of   the   proposed    Business
                                  Combination divided by the number of shares of
                                  common  stock held by Public  Stockholders  at
                                  the consummation of the Offering. Accordingly,
                                  Public  Stockholders  holding  19.99%  of  the
                                  aggregate number of shares owned by all Public
                                  Stockholders  may  seek  conversion  of  their
                                  shares in the event of a Business Combination.
                                  Such  Public   Stockholders  are  entitled  to
                                  receive their per share  interest in the Trust
                                  Fund  computed  without  regard to the  shares
                                  held by Initial Stockholders.  Accordingly,  a
                                  portion of the net proceeds  from the offering
                                  (19.99% of the amount  originally  held in the
                                  Trust  Fund)  has been  classified  as  common
                                  stock  subject to possible  conversion  in the
                                  accompanying  June 30, 2006 balance  sheet and
                                  19.99% of the related  interest  earned on the
                                  Treasury  Bills and  Municipal  Bonds has been
                                  recorded as deferred interest.

                                  The  Company's  Certificate  of  Incorporation
                                  provides  for  mandatory  liquidation  of  the
                                  Company in the event that the Company does not
                                  consummate  a Business  Combination  within 18
                                  months  from the date of the  consummation  of
                                  the   Offering,   or  24   months   from   the
                                  consummation   of  the   Offering  if  certain
                                  extension criteria have been satisfied.  There
                                  is no assurance  that the Company will be able
                                  to successfully effect a Business  Combination
                                  during  this   period.   This  factor   raises
                                  substantial  doubt about the Company's ability
                                  to   continue   as  a   going   concern.   The
                                  accompanying financial statements are prepared
                                  assuming the Company will  continue as a going
                                  concern.   The  financial  statements  do  not
                                  include any adjustments that might result from
                                  the outcome of this uncertainty.  In the event
                                  of  liquidation,  it is  likely  that  the per
                                  share value of the residual  assets  remaining
                                  available for  distribution  (including  Trust
                                  Fund  assets)  will be less  than the  initial
                                  public   offering   price  per  share  in  the
                                  Offering  (assuming no value is  attributed to
                                  the  Warrants  contained  in the Units sold in
                                  the Offering discussed in Note 3).

3. INITIAL PUBLIC OFFERING        On March 2, 2005,  the Company sold  6,000,000
                                  units  ("Units") in the Offering.  On March 3,
                                  2005,  the Company sold an additional  900,000
                                  Units    pursuant    to   the    underwriters'
                                  over-allotment  option.  Each Unit consists of
                                  one  share  of  the  Company's  common  stock,
                                  $.0001 par value,  and two  Redeemable  Common
                                  Stock  Purchase  Warrants  ("Warrants").  Each
                                  Warrant  will  entitle  the holder to purchase
                                  from the Company one share of common  stock at
                                  an  exercise  price  of $5.00  commencing  the
                                  later  of  the   completion   of  a   Business
                                  Combination with a target business or one year
                                  from the  effective  date of the  Offering and
                                  expiring  five  years  from  the  date  of the
                                  prospectus. The Warrants will be redeemable at
                                  a price  of $.01  per  Warrant  upon 30  days'
                                  notice after the Warrants become  exercisable,
                                  only in the event  that the last sale price of
                                  the common  stock is at least  $8.50 per share
                                  for any 20  trading  days  within a 30 trading
                                  day  period  ending  on the third day prior to
                                  the  date on which  notice  of  redemption  is
                                  given. In connection  with this Offering,  the
                                  Company  issued,  for  $100,  an option to the
                                  representative of the underwriters

                                      F-24

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                  to purchase 300,000 Units at an exercise price
                                  of $9.90 per Unit.  In addition,  the warrants
                                  underlying such Units are exercisable at $6.25
                                  per share.

4. COMMON STOCK                   On  January 4, 2005,  the  Company's  Board of
                                  Directors   authorized  a  stock  dividend  of
                                  0.666666  shares  of  common  stock  for  each
                                  outstanding  share  of  common  stock  and  on
                                  January  24,  2005,  the  Company's  Board  of
                                  Directors  authorized a further stock dividend
                                  of  0.2  shares  of  common   stock  for  each
                                  outstanding   share  of  common   stock.   All
                                  references  in  the   accompanying   financial
                                  statements  to the numbers of shares have been
                                  retroactively   restated   to  reflect   these
                                  transactions.

                                  As of June  30,  2006,  14,700,000  shares  of
                                  common stock were  reserved for issuance  upon
                                  exercise   of    redeemable    warrants    and
                                  underwriters' unit purchase option.

                                      F-25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Ardent Acquisition Corporation

We have audited the accompanying balance sheet of Ardent Acquisition Corporation
(a  corporation  in the  development  stage) as of December  31,  2005,  and the related  statements of operations,  stockholders'  equity and cash flows for the year ended December 31, 2005, the period from September 14, 2004  (inception) to
December 31, 2004 and the cumulative  period from September 14, 2004 (inception)
to December 31, 2005. These financial  statements are the  responsibility of the
Company's  management.  Our  responsibility  is to  express  an opinion on these financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of Ardent Acquisition  Corporation as of December 31, 2005 and the results of its operations and its cash flows for the year ended December 31, 2005, the period from September 14, 2004 (inception)
to  December  31,  2004  and the  cumulative  period  from  September  14,  2004
(inception)  to December 31, 2005 in  conformity  with United  States  generally accepted accounting principles.

The accompanying  financial  statements have been prepared  assuming that Ardent
Acquisition Corporation will continue as a going concern. As discussed in Note 1 to the financial  statements,  the Company may face a mandatory  liquidation  by
September 2, 2006 if a business  combination is not consummated,  unless certain extension  criteria are met, which makes  substantial doubt about its ability to continue  as a going  concern.  The  financial  statements  do not  include  any adjustments that might result from the outcome of that uncertainty.

                                                 /s/ Goldstein Golub Kessler LLP

                                                 Goldstein Golub Kessler LLP
                                                 New York, New York

                                                 March 27, 2006

                                      F-26

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                  BALANCE SHEET

                                DECEMBER 31, 2005

                                     ASSETS

Current assets:
   CASH                                                              $   541,355
   ASSETS HELD IN TRUST FUND (NOTE 1)                                 37,214,871
   PREPAID EXPENSES                                                       19,828
--------------------------------------------------------------------------------
Total current assets                                                  37,776,054
--------------------------------------------------------------------------------
Deferred Tax Asset (Note 7)                                              110,570
--------------------------------------------------------------------------------
Total assets                                                         $37,886,624
================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   ACCOUNTS PAYABLE                                                  $     2,011
   ACCRUED EXPENSES                                                      133,772
   DEFERRED INTEREST (NOTE 1)                                            198,475
--------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                                           334,258
--------------------------------------------------------------------------------

COMMON STOCK, SUBJECT TO POSSIBLE CONVERSION,
   1,379,310 SHARES AT CONVERSION VALUE (NOTE 1)                      7,240,778

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
Preferred stock, $.0001 par value, Authorized                                 --
   1,000,000 shares; none issued
Common stock, $.0001 par value
   Authorized 30,000,000 shares
   Issued and outstanding 8,400,000 shares
     (which includes 1,379,310 subject to possible
     conversion)                                                             840
ADDITIONAL PAID-IN CAPITAL                                            30,010,555
INCOME ACCUMULATED DURING THE DEVELOPMENT STAGE                          300,193
--------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                            30,311,588
--------------------------------------------------------------------------------

   Total liabilities and stockholders' equity                        $37,886,624
================================================================================

            THE ACCOMPANYING NOTES SHOULD BE READ IN CONJUNCTION WITH
                            THE FINANCIAL STATEMENTS.

                                      F-27

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            STATEMENTS OF OPERATIONS

                                                           FOR THE YEAR ENDING   FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                                           DECEMBER 31, 2005     SEPTEMBER 14, 2004     SEPTEMBER 14, 2004
                                                                                 (INCEPTION)            (INCEPTION)
                                                                                 TO DECEMBER 31, 2004   TO DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------

     Income:
        INTEREST INCOME                                      $    17,479            $       179             $    17,658
        INTEREST INCOME ON TRUST ASSETS                          794,396                     --                 794,396
----------------------------------------------------------------------------------------------------------------------------
             Total Income                                        811,875                    179                 812,054
----------------------------------------------------------------------------------------------------------------------------
     Expenses:
        PROFESSIONAL FEES                                         65,949                     --                  65,949
        RENT                                                      76,875                     --                  76,875
        STATE  CAPITAL TAXES                                      34,750                     --                  34,750
        INSURANCE                                                 87,500                     --                  87,500
        OTHER FORMATION AND OPERATING COSTS                       44,065                  1,830                  45,895
----------------------------------------------------------------------------------------------------------------------------
             Total Expenses                                      309,139                  1,830                 310,969
----------------------------------------------------------------------------------------------------------------------------
     Income before provision for income taxes                    502,736                 (1,651)                501,085

        PROVISION FOR INCOME TAXES                               200,892                     --                 200,892
----------------------------------------------------------------------------------------------------------------------------

     Net income/(loss) for the period                        $   301,844            $    (1,651)            $   300,193
============================================================================================================================

NET INCOME PER SHARE BASIC AND DILUTED                       $      0.04            $     (0.00)            $      0.05

Weighted average shares outstanding                            7,260,822              1,500,000               5,936,076
----------------------------------------------------------------------------------------------------------------------------

            THE ACCOMPANYING NOTES SHOULD BE READ IN CONJUNCTION WITH
                            THE FINANCIAL STATEMENTS.

                                      F-28

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                                         Income/
                                                                                                        (Deficit)
                                                                                                        Accumulated
                                                              Common Stock                              During the
                                                              ------------          Additional paid-    Development
                                                         Shares          Amount        in capital          Stage          Total
                                                     ------------------------------------------------------------------------------

Sale of 1,500,000 shares of common stock to             1,500,000    $        150    $     24,850               --     $     25,000
initial stockholders on September 14, 2004 at
$.0167 per share

Net Loss for the period                                        --              --              --     $     (1,651)          (1,651)
                                                     ------------------------------------------------------------------------------
Balance at December 31, 2004                            1,500,000    $        150    $     24,850     $     (1,651)    $     23,349

Sale of 6,900,000 units, net of underwriters'           6,900,000             690      37,226,383                       37,227,073
discount and offering expenses (includes
1,379,310 shares subject to possible conversion)

Proceeds subject to possible conversion of
1,379,310 shares                                               --              --      (7,240,778)              --       (7,240,778)

Proceeds from issuance of option                                                            100                              100

Net income for the year                                        --              --              --          301,844          301,844
                                                     ------------------------------------------------------------------------------
Balance, December 31, 2005                              8,400,000    $        840    $ 30,010,555     $    300,193     $ 30,311,588
                                                     ==============================================================================

            THE ACCOMPANYING NOTES SHOULD BE READ IN CONJUNCTION WITH
                            THE FINANCIAL STATEMENTS.

                                      F-29

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            STATEMENTS OF CASH FLOWS

                                                                                      FOR THE YEAR ENDING      FOR THE PERIOD FROM
                                                                                       SEPTEMBER 14, 2004       SEPTEMBER 14, 2004
                                                             FOR THE YEAR ENDING        (INCEPTION) TO           (INCEPTION) TO
                                                              DECEMBER 31, 2005        DECEMBER 31, 2004        DECEMBER 31, 2005
CASH FLOW FROM OPERATING                                     ---------------------------------------------------------------------
ACTIVITIES

Net income (loss)                                               $    301,844                $     (1,651)              $    300,193
Deferred income taxes                                               (110,570)                         --                   (110,570)
Adjustments to reconcile net
Income (loss) to net cash provided by (used in)
operating activities:

Accrued interest on Treasury Bills                                  (992,871)                         --                   (992,871)

Changes in Operating Assets and Liabilities:
(Increase) in Prepaid expenses                                       (19,828)                         --                    (19,828)
Increase in Accrued expenses                                         131,997                       1,775                    133,772

Increase in Deferred Interest                                        198,475                          --                    198,475
Increase in Accounts Payable                                           2,011                          --                      2,011
-----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating
activities                                                          (488,942)                        124                   (488,818)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM INVESTING
ACTIVITY - ASSETS PLACED IN TRUST                                (36,222,000)                         --                (36,222,000)
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                            (36,222,000)                         --                (36,222,000)
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING
ACTIVITES
Gross Proceeds                                                    41,400,000                          --                 41,400,000
Proceeds from notes, stockholder                                                                  70,000                     70,000
Payment of notes, stockholder                                        (70,000)                         --                    (70,000)
Proceeds from sale of shares of common stock                              --                      25,000                     25,000
Proceeds from issuance of option                                         100                          --                        100
Payment of costs of public offering                               (4,084,117)                    (88,810)                (4,172,927)

            THE ACCOMPANYING NOTES SHOULD BE READ IN CONJUNCTION WITH
                            THE FINANCIAL STATEMENTS.

                                      F-30

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            STATEMENTS OF CASH FLOWS

                                                                    FOR THE YEAR ENDING      FOR THE PERIOD FROM
                                                                     SEPTEMBER 14, 2004       SEPTEMBER 14, 2004
                                          FOR THE YEAR ENDING         (INCEPTION) TO           (INCEPTION) TO
                                           DECEMBER 31, 2005         DECEMBER 31, 2004        DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING                37,245,983                     6,190                37,252,173
ACTIVITIES
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN CASH                             535,041                     6,314                   541,355
CASH AT BEGINNING OF PERIOD                        6,314                        --                        --
----------------------------------------------------------------------------------------------------------------
CASH AT THE END OF THE PERIOD                $   541,355               $     6,314               $   541,355
================================================================================================================

SUPPLEMENTAL CASH FLOW
INFORMATION:
INCOME TAXES PAID                            $   237,952                        --               $   237,952
                                             ===========               ===========               ===========
NON CASH FINANCING ACTIVITY:
ACCRUAL OF COST OF PUBLIC
OFFERING                                              --               $     8,500                        --
                                             ===========               ===========               ===========

            THE ACCOMPANYING NOTES SHOULD BE READ IN CONJUNCTION WITH
                            THE FINANCIAL STATEMENTS.

                                      F-31

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION                   Ardent Acquisition Corporation (the "Company")
   AND BUSINESS OPERATIONS        was  incorporated in Delaware on September 14,
                                  2004 as a blank check company whose  objective
                                  is to acquire an operating business.

                                  The  registration  statement for the Company's
                                  initial  public  offering   ("Offering")   was
                                  declared  effective  February  24,  2005.  The
                                  Company  consummated  the offering on March 2,
                                  2005   and    received    net    proceeds   of
                                  approximately  $32,205,000  (Note 2). On March
                                  3, 2005, the Company  consummated  the closing
                                  of the  over-allotment  option and the Company
                                  received   net   proceeds   of   approximately
                                  $5,022,000 (Note 2). The Company's  management
                                  has  broad  discretion  with  respect  to  the
                                  specific  application  of the net  proceeds of
                                  this Offering,  although  substantially all of
                                  the net proceeds of this Offering are intended
                                  to be generally applied toward  consummating a
                                  business   combination   with   an   operating
                                  business       ("Business       Combination").
                                  Furthermore,  there is no  assurance  that the
                                  Company will be able to successfully  effect a
                                  Business Combination. An amount of $36,222,000
                                  of  the  net   proceeds   was   placed  in  an
                                  interest-bearing    trust   account    ("Trust
                                  Account")   until  the   earlier  of  (i)  the
                                  consummation of a Business Combination or (ii)
                                  liquidation   of  the   Company.   Under   the
                                  agreement  governing the Trust Account,  funds
                                  will  only  be  invested   in  United   States
                                  government  securities (Treasury Bills) with a
                                  maturity  of 180  days or less.  The  Treasury
                                  Bills  have  been  accounted  for  as  trading
                                  securities, which are recorded at their market
                                  value of approximately $37,214,000 at December
                                  31,  2005.  The  excess of market  value  over
                                  cost,   exclusive  of  the  deferred  interest
                                  described    below,   is   included   in   the
                                  accompanying    financial   statements.    The
                                  remaining  net proceeds (not held in the Trust
                                  Account)  may be  used  to pay  for  business,
                                  legal  and   accounting   due   diligence   on
                                  prospective    acquisitions   and   continuing
                                  general and administrative expenses.

                                  The  Company,   after   signing  a  definitive
                                  agreement  for  the  acquisition  of a  target
                                  business,  will  submit such  transaction  for
                                  stockholder   approval.   In  the  event  that
                                  stockholders  owning 20% or more of the shares
                                  sold in the Offering vote against the Business
                                  Combination  and  exercise  their   conversion
                                  rights    described    below,   the   Business
                                  Combination will not be consummated.

                                  All of the Company's stockholders prior to the
                                  Offering,  including  all of the  officers and
                                  directors    of    the    Company    ("Initial
                                  Stockholders"),  have  agreed  to  vote  their
                                  1,500,000  founding  shares of common stock in
                                  accordance  with the vote of the  majority  in
                                  interest  of  all  other  stockholders  of the
                                  Company ("Public  Stockholders")  with respect
                                  to    any    Business    Combination.    After
                                  consummation of a Business Combination,  these
                                  voting    safeguards   will   no   longer   be
                                  applicable.

                                  With respect to a Business  Combination  which
                                  is  approved  and   consummated,   any  Public
                                  Stockholder  who voted  against  the  Business
                                  Combination   may  demand   that  the  Company
                                  convert  his  or her  shares.  The  per  share
                                  conversion  price will equal the amount in the
                                  Trust  Account,  calculated as of two business
                                  days prior to the consummation of the proposed
                                  Business Combination, divided by the number of
                                  shares   of  common   stock   held  by  Public
                                  Stockholders   at  the   consummation  of  the
                                  Proposed   Offering.    Accordingly,    Public
                                  Stockholders  holding  19.99% of the aggregate
                                  number   of   shares   owned  by  all   Public
                                  Stockholders  may  seek  conversion  of  their
                                  shares in the event of a Business Combination.
                                  Such  Public   Stockholders  are  entitled  to
                                  receive their per share  interest in the Trust
                                  Account  computed without regard to the shares
                                  held by Initial Stockholders.  Accordingly,  a
                                  portion of the net proceeds  from the offering
                                  (19.99% of the amount held in

                                      F-32

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

                                  the  Trust  Account)  has been  classified  as
                                  common stock subject to possible conversion in
                                  the  accompanying  December  31, 2005  balance
                                  sheet  and  19.99%  of  the  related  interest
                                  earned on the Treasury Bills has been recorded
                                  as deferred interest.

                                  The Company's Amended and Restated Certificate
                                  of   Incorporation   provides  for   mandatory
                                  liquidation  of the  Company in the event that
                                  the  Company  does not  consummate  a Business
                                  Combination  within 18 months from the date of
                                  the consummation of the Offering, or 24 months
                                  from  the  consummation  of  the  Offering  if
                                  certain    extension    criteria   have   been
                                  satisfied.  There  is no  assurance  that  the
                                  Company will be able to successfully  effect a
                                  Business  Combination during this period. This
                                  factor  raises  substantial  doubt  about  the
                                  Company's  ability  to  continue  as  a  going
                                  concern. The accompanying financial statements
                                  are   prepared   assuming   the  Company  will
                                  continue  as a going  concern.  The  financial
                                  statements do not include any adjustments that
                                  might   result   from  the   outcome  of  this
                                  uncertainty.  In the event of liquidation,  it
                                  is  likely  that  the per  share  value of the
                                  residual   assets   remaining   available  for
                                  distribution  (including Trust Account assets)
                                  will be less than the initial public  offering
                                  price per share in the  Offering  due to costs
                                  related  to the  Offering  and  since no value
                                  would be attributed to the Warrants  contained
                                  in the Units sold (Note 2).

                                  Deferred  income  taxes are  provided  for the
                                  differences  between  the bases of assets  and
                                  liabilities for financial reporting and income
                                  tax   purposes.   A  valuation   allowance  is
                                  established  when necessary to reduce deferred
                                  tax  assets  to  the  amount  expected  to  be
                                  realized.

                                  For purposes of the  statements of cash flows,
                                  the   Company    considers   all   investments
                                  purchased  with an original  maturity of three
                                  months or less to be cash equivalents.

                                  The  Company  maintains  cash in bank  deposit
                                  accounts  which,  at times,  exceed  federally
                                  insured   limits.    The   Company   has   not
                                  experienced any losses on these accounts.

                                  Basic  net  income  per share is  computed  by
                                  dividing  net  income by the  weighted-average
                                  number of shares of common  stock  outstanding
                                  during  the  period.  Diluted  net  income per
                                  share reflects the additional dilution for all
                                  potentially  dilutive securities such as stock
                                  warrants  and  options.   The  effect  of  the
                                  13,800,000  outstanding  warrants,  issued  in
                                  connection  with the initial  public  offering
                                  described in Note 2 has not been considered in
                                  the  diluted  net income  per share  since the
                                  warrants  are  contingently  exercisable.  The
                                  effect of the  300,000  units  included in the
                                  underwriters  purchase option, as described in
                                  Note 2 along with the warrants underlying such
                                  units,  has not been considered in the diluted
                                  earnings  per  share   calculation  since  the
                                  market  price of the  option was less than the
                                  exercise price during the period.

                                  In December  2004,  the  Financial  Accounting
                                  Standards Board issued  Statement of Financial
                                  Accounting  Standards  No. 123 (revised  2004)
                                  ("SFAS 123(R)"),  "Share Based Payment".  SFAS
                                  123(R)  requires all  share-based  payments to
                                  employees,  including grants of employee stock
                                  options,  to be  recognized  in the  financial
                                  statements  based on their  fair  values.  The
                                  Company  is  required  to  adopt  SFAS  123(R)
                                  effective  January 1, 2006.  The Company  does
                                  not  believe  that  the  adoption  of SFAS No.
                                  123(R) will have a  significant  impact on its
                                  financial condition or results of operations.

                                  Management  does not  believe  that any  other
                                  recently issued, but not yet

                                      F-33

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

                                  effective,  accounting  standards if currently
                                  adopted  would have a  material  effect on the
                                  accompanying financial statements.

                                  The  preparation  of financial  statements  in
                                  conformity    with    accounting    principles
                                  generally  accepted  in the  United  States of
                                  America requires  management to make estimates
                                  and  assumptions   that  affect  the  reported
                                  amounts of assets and  liabilities at the date
                                  of the financial  statements  and the reported
                                  amounts  of  expenses   during  the  reporting
                                  period. Actual results could differ from those
                                  estimates.

2. INITIAL PUBLIC OFFERING        On March 2, 2005 and March 3, 2005 the Company
                                  sold 6,900,000 units ("Units") in the Offering
                                  (including  the  over-allotment   option)  for
                                  $6.00 per  Unit.  Each  Unit  consists  of one
                                  share of the Company's  common  stock,  $.0001
                                  par value,  and two  Redeemable  Common  Stock
                                  Purchase Warrants  ("Warrants").  Each Warrant
                                  entitles  the  holder  to  purchase  from  the
                                  Company  one  share  of  common  stock  at  an
                                  exercise  price of $5.00  commencing the later
                                  of the completion of a Business Combination or
                                  one  year  from  the  effective  date  of  the
                                  Offering  and  expiring  four  years  from the
                                  effective  date of the Offering.  The Warrants
                                  will be redeemable, upon prior written consent
                                  of EarlyBirdCapital,  Inc., at a price of $.01
                                  per  Warrant  upon 30 days'  notice  after the
                                  Warrants become exercisable, only in the event
                                  that the last sale price of the  common  stock
                                  is at least $8.50 per share for any 20 trading
                                  days within a 30 trading day period  ending on
                                  the  third  day  prior  to the  date on  which
                                  notice of redemption  is given.  In connection
                                  with  this  Offering,  the  Company  issued an
                                  option, for $100, to the representative of the
                                  underwriters  to purchase  300,000 Units at an
                                  exercise price of $9.90 per Unit. In addition,
                                  the   warrants   underlying   such  Units  are
                                  exercisable at $6.25 per share.

3. DUE TO                         In  September   2004,  the  Company  issued  a
   STOCKHOLDER                    $70,000   unsecured   promissory  note  to  an
                                  Initial  Stockholder,  who is also an officer.
                                  An  additional  $7,500 was advanced in January
                                  2005.     The    amounts    due    were    non
                                  interest-bearing  and were  paid  from the net
                                  proceeds of the Offering.

4. COMMITMENT                     The Company  presently  occupies  office space
                                  provided  by  an   affiliate   of  an  Initial
                                  Stockholder.  Such  affiliate has agreed that,
                                  until the  acquisition of a target business by
                                  the Company,  it will make such office  space,
                                  as  well as  certain  office  and  secretarial
                                  services,  available to the Company, as may be
                                  required by the Company from time to time. The
                                  Company  has  agreed  to  pay  such  affiliate
                                  $7,500 per month for such services  commencing
                                  on the  effective  date of the  Offering.  The
                                  statement of  operations  for the period ended
                                  December 31, 2005 includes  $76,875 related to
                                  this agreement.

5. PREFERRED                      The Company is authorized  to issue  1,000,000
   STOCK                          shares   of   preferred    stock   with   such
                                  designations,  voting  and  other  rights  and
                                  preferences as may be determined  from time to
                                  time by the Board of Directors.

6. COMMON STOCK                   On  January 4, 2005,  the  Company's  Board of
                                  Directors   authorized  a  stock  dividend  of
                                  0.666666  shares  of  common  stock  for  each
                                  outstanding  share  of  common  stock  and  on
                                  January  24,  2005,  the  Company's  Board  of
                                  Directors  authorized a further stock dividend
                                  of  0.2  shares  of  common   stock  for  each
                                  outstanding   share  of  common   stock.   All
                                  references  in  the   accompanying   financial
                                  statements  to the  number  of shares of stock
                                  have been  retroactively  restated  to reflect
                                  these transactions.

                                      F-34

                         ARDENT ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

                                  At December  31,  2005,  14,700,000  shares of
                                  common stock were  reserved for issuance  upon
                                  exercise   of    redeemable    warrants    and
                                  underwriters' unit purchase option.

7. INCOME TAXES The provision for income taxes consists of the following:

                        FOR THE PERIOD ENDED DECEMBER 31,

                                              2005               2004
                                           ---------         ---------
                   Current:
                          Federal          $ 241,079                --
                          State               70,382                --
                   Deferred:
                          Federal            (85,584)               --
                          State              (24,986)               --
                                           ---------         ---------
                   Total                   $ 200,892         $      --
                                           =========         =========

The total  provision  for income  taxes  differs from that amount which would be computed by applying the U.S. federal income tax rate to income before provision for income taxes principally due to the effect of state and local income taxes.

The tax effect of temporary  differences  that give rise to the net deferred tax asset is as follows:

                                                          DECEMBER 31,
                                                             2005
                                                          -----------
                   Interest income deferred for
                   reporting purposes                      $ 79,310
                   Expenses deferred for
                   income tax purposes                       31,260
                   --------------------------------------------------
                   Deferred tax asset                      $110,570
                   ==================================================

The Company's  effective tax rate differs from the Federal statutory tax rate of
34% due to the following:

                                            Year ended    Period ended
                                            December 31,  December 31,
                                            2005          2004
                   ---------------------------------------------------
                   Federal statutory rate      34%           (34%)
                   State income taxes           6             (6)
                   Valuation allowance         --             40
                   ---------------------------------------------------
                   Effective tax rate          40%            --
                   ===================================================

The Company recorded a valuation  allowance on its deferred tax asset during the period ended  December  31, 2004 since the Company was not yet earning  interest income at that time.

                                      F-35

                                                                         ANNEX A

                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

                           DATED AS OF OCTOBER 2, 2006

                                     BETWEEN

                            ARDENT ACQUISITION CORP.

                                       AND

                       THE STOCKHOLDERS OF AVANTAIR, INC.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                                       i

                                       ii

                                      iii

                                       iv

                                   APPENDICES

   APPENDIX A.  DEFINITIONS

   APPENDIX B.  SELLER DISCLOSURE SCHEDULE

   APPENDIX C.  PURCHASER DISCLOSURE SCHEDULE

                                    EXHIBITS

   ALLOCATION AMONG SELLERS                                         EXHIBIT 1

   RELEASE                                                          EXHIBIT 2

   SANTO EMPLOYMENT AGREEMENT                                       EXHIBIT 3

   WATERS EMPLOYMENT AGREEMENT                                      EXHIBIT 4

   STOCKHOLDERS AGREEMENT                                           EXHIBIT 5

   ESCROW AGREEMENT                                                 EXHIBIT 6

                                       v

                            STOCK PURCHASE AGREEMENT

       STOCK PURCHASE AGREEMENT ("Agreement"), dated as of October 2, 2006, between Ardent Acquisition Corp., a Delaware corporation ("Purchaser"), and
Andiamo Aviation, LLC, Camelot 27, LLC, John Waters, Jeffrey Kirby and Kevin
McKamey (each, a "Seller," and collectively, the "Sellers").

                              W I T N E S S E T H:

       WHEREAS, the Sellers own of record and beneficially all of the shares of
Class A common stock, par value $0.01 per share (the "Purchase Shares"), of
Avantair, Inc., a Nevada corporation (the "Company"), representing 100% of the
Company's issued and outstanding capital stock on a fully diluted basis;

       WHEREAS, Steven F. Santo owns 50% of the membership interests in Camelot
27, LLC;

       WHEREAS, Alfred Rapetti owns a minority membership interest in Andiamo
Aviation, LLC;

       WHEREAS, Purchaser desires to purchase and acquire from the Sellers, and the Sellers desire to sell and transfer to Purchaser, the Purchase Shares on the terms and subject to the conditions hereinafter set forth; and

       WHEREAS, terms used in this Agreement and not otherwise defined in this
Agreement are defined in Appendix A hereto.

       NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                           CLOSING; SALE AND PURCHASE
                           --------------------------

       1.1    THE CLOSING. The closing (the "Closing") of the transactions contained in this Article I shall take place at 10:00 A.M., Eastern Time, on the second Business Day after all of the conditions contained in Articles VII and
VIII have been satisfied or waived (other than those conditions which will be satisfied at the Closing Time), or at such other time or such other date as
Purchaser and the Sellers may agree, at the offices of Katten Muchin Rosenman
LLP, 575 Madison Avenue, New York, New York (hereinafter, such date is referred to as the "Closing Date" and such time on the Closing Date is referred to as the
"Closing Time").

       1.2    SALE AND PURCHASE OF THE PURCHASE SHARES. Upon the terms and subject to the conditions set forth herein, at the Closing, the Sellers agree to sell, convey, transfer and assign the Purchase Shares to Purchaser free and clear of all Liens, and deliver to Purchaser certificates representing the
Purchase Shares, duly endorsed in blank or accompanied by stock or other appropriate powers in blank with all appropriate transfer stamps affixed thereto
(the "Stock Certificates"), and Purchaser agrees to purchase the Purchase Shares from the Sellers for an aggregate consideration of (the "Purchase Price") (i)
Seven Million (7,000,000) shares of

                                       1

Purchaser Common Stock, subject to adjustment in accordance with Section 1.5,
PLUS (ii) at the times and subject to the terms and conditions set forth therein, the shares of Purchaser Common Stock issuable pursuant to Sections 1.6 and 1.7.

       1.3    DELIVERY OF PURCHASE PRICE AND STOCK CERTIFICATES. Subject to
satisfaction or waiver by the relevant party of the relevant conditions to
Closing, at the Closing, (i) 7,000,000 shares of Purchaser Common Stock (as adjusted in accordance with Section 1.5), less the Escrow Amount (which shall be deducted solely from the shares of Purchaser Common Stock otherwise payable to
Camelot 27, LLC, Jeffrey Kirby, John Waters, Kevin McKamey, and Andiamo
Aviation, LLC (provided, however, in the event of the dissolution of Andiamo
Aviation then from the shares payable to Alfred Rapetti), in the amounts set forth on Exhibit 1), shall be issued by Purchaser to the Sellers pursuant to the allocation set forth on Exhibit 1, (ii) the shares of Purchaser Common Stock comprising the Escrow Amount shall be issued by Purchaser to the Escrow Agent in accordance with the terms of the Escrow Agreement and (iii) the Stock
Certificates shall be delivered by the Sellers to Purchaser.

       1.4    DIRECTORS AND OFFICERS. At the Closing, the directors of Purchaser immediately prior to the Closing shall resign, and the Board of Directors of
Purchaser will be comprised of three individuals designated by Purchaser's stockholders and four individuals designated by the Sellers, of which one individual will be subject to the approval of Purchaser. At least two of the designees of Purchaser and at least two of the designees of the Sellers must meet the independence requirements of Rule 10A-3 of the Exchange Act and of any securities exchange on which Purchaser's securities are then listed for trading or on which Purchaser proposes to be listed for trading following the Closing.
Purchaser and the Sellers hereby agree that one of Purchaser's initial designees shall be Barry Gordon, who shall serve as Purchaser's non-executive Chairman until such time as his successor shall be duly elected.

       1.5    PURCHASE PRICE ADJUSTMENT. The Purchase Price may be adjusted as follows:

       (a)    At the Closing, Purchaser shall prepare and deliver to the Sellers a certificate (the "Closing Cash Statement") setting forth the aggregate amount of cash in the Purchaser's accounts (including amounts held in the trust account administered by Continental Stock Transfer & Trust Company) as of the close of business on the day immediately preceding the Closing Date, LESS all transaction expenses of the Purchaser incurred, or anticipated in good faith to be incurred, in connection with the transactions contemplated hereby (but not including such expenses of the Sellers, the Company or any Subsidiary) (the "Purchaser Closing
Cash Amount"). The Closing Cash Statement shall be prepared from the Books and
Records of the Purchaser in conformity with GAAP.

       (b)    If the Closing Cash Statement states that the Purchaser Closing
Cash Amount is less than $35,000,000 (the "Target Net Purchaser Closing Cash
Amount"), then the number of shares of Purchaser Common Stock comprising the
Purchase Price shall be increased by dividing (A) the amount, if any, by which the Target Net Purchaser Closing Cash Amount exceeds the Purchaser Closing Cash
Amount by (B) $6.00.

                                       2

       (c)    Any such increase in the Purchase Price provided in Section 1.5(b)
shall be effected by the issuance at the Closing of additional shares of
Purchaser Common Stock by the Purchaser to the Sellers in the proportions set forth on Exhibit 1.

       1.6    DEFERRED PURCHASE PRICE.

       (a)    Within ten Business Days after the completion of the Purchaser's annual audited consolidated financial statements for each of the fiscal years ending June 30, 2007 and 2008 (each of which shall be prepared in accordance with GAAP, consistently applied), Purchaser shall prepare and deliver to the
Sellers a calculation of EBITDA with respect to the Purchaser for the fiscal years ended June 30, 2007 and 2008 based on the applicable financial statements
(the "2007 EBITDA Calculation" and "2008 EBITDA Calculation," respectively, and the "EBITDA Calculations," collectively), and a calculation of any adjustment to the Purchase Price described below.

       (b)    The term "EBITDA" shall mean, with respect to any period, the combination of (i) Purchaser's net income or loss (after giving effect to deduction of or provision for all operating expenses, all taxes and reserves and all other proper deductions), plus (ii) Purchaser's interest expense after giving effect to payments made or received under interest rate protection agreements, plus (iii) total federal, state, local and foreign income, value added and similar Taxes paid or payable by Purchaser and the Company, plus (iv)
Purchaser's depreciation and amortization expense, all as determined on a consolidated basis in accordance with GAAP and as set forth on Purchaser's annual audited consolidated financial statements included in its applicable SEC
Reports, provided, that any revenues generated by the Company with respect to sales of aircraft (or interests therein) and the associated costs shall be treated as recognized in the fiscal year of sale and not amortized over a period of several years, and provided, further, that for the purposes of the calculations under this Section 1.6, the calculation of EBITDA will not reflect any expenses or charges related to or arising from the issuance of stock options by Purchaser or the Company or the pre-Closing issuance of shares of the
Company's capital stock to employees of the Company at prices below then-current fair market values.

       (c)    Each EBITDA Calculation shall become final and binding upon the parties on the 30th day following delivery thereof, unless the Sellers give written notice of its disagreement with any amounts or calculations set forth on such EBITDA Calculation (a "Notice of EBITDA Disagreement") to Purchaser prior to such date and all amounts and calculations set forth on such EBITDA
Calculation that are not the subject of a Notice of EBITDA Disagreement shall become final and binding on such date. Any Notice of EBITDA Disagreement shall
(i) specify in reasonable detail the nature of any disagreement so asserted and
(ii) only include disagreements based on mathematical errors or based on such
EBITDA Calculation not being calculated in accordance with this Section 1.6. If a Notice of EBITDA Disagreement is received by Purchaser in a timely manner, then any amounts or calculations set forth on the applicable EBITDA Statement that are the subject of any such Notice of EBITDA Disagreement shall become final and binding upon the Sellers and Purchaser on the earlier of (A) the date the Sellers and Purchaser resolve in writing any differences they have with such amounts or calculations and (B) the date any such disputed amounts or calculations are finally resolved in accordance with Section 1.6(d) below.

                                       3

       (d)    During the 30-day period following the delivery of a Notice of
EBITDA Disagreement, the Sellers and Purchaser shall seek in good faith to resolve any differences that they may have with respect to the matters specified in such Notice of EBITDA Disagreement. If, at the end of such 30-day period, such differences have not been resolved, the Sellers and Purchaser shall, within the subsequent 30-day period, submit to an independent accounting firm (the
"Accounting Firm") for arbitration, in accordance with the standards set forth in this Section 1.6, any and all matters that remain in dispute and were properly included in the Notice of EBITDA Disagreement, in the form of a written brief. The Accounting Firm shall be a nationally recognized U.S. independent public accounting firm as shall be agreed upon by the Sellers and Purchaser in writing. The Sellers and Purchaser shall use reasonable efforts to cause the
Accounting Firm to render a written decision resolving the matters submitted on a timely basis to the Accounting Firm within 30 days of the receipt of such submission. The Accounting Firm's decision shall be based solely on written submissions made on a timely basis by the Sellers and Purchaser and their respective representatives and not by independent review. The Accounting Firm shall address only those items in dispute and may not assign a value greater than the greatest value for such item claimed by either party or smaller than the smallest value for such item claimed by either party. Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced.
The fees and expenses of the Accounting Firm incurred pursuant to this Section
1.6 shall be borne by Purchaser and the Sellers in inverse proportion as they may prevail on matters resolved by the Accounting Firm, which proportionate allocations shall also be determined by the Accounting Firm at the time the determination of the Accounting Firm is rendered on the merits of the matters submitted.

       (e)    If the final 2007 EBITDA Calculation states that the Purchaser's
EBITDA for the fiscal year ending June 30, 2007 is greater than $6,000,000, the shares of Purchase Common Stock comprising the Purchase Price shall be increased by an additional aggregate of 1,000,000 shares of Purchaser Common Stock, which shares shall be issued by Purchaser to the Sellers in the proportions set forth on Exhibit 1 within ten Business Days after such time that the 2007 EBITDA
Calculation become final and binding on the parties. If the final 2008 EBITDA
Calculation states that the Purchaser's EBITDA for the fiscal year ending June
30, 2008 is greater than $20,000,000, the shares of Purchase Common Stock comprising the Purchase Price shall be increased by an additional aggregate of
5,000,000 shares of Purchaser Common Stock, which shares shall be issued by
Purchaser to the Sellers in the proportions set forth on Exhibit 1 within ten
Business Days after such time that the 2008 EBITDA Calculation become final and binding on the parties. Any additional shares of Purchaser Common Stock issued pursuant to this Section shall be treated and reported as part interest in accordance with Section 1274 of the Code and the regulations thereunder.

       1.7    ADDITIONAL CONSIDERATION.

       (a)    In the event that at any time after the Closing but prior to
February 23, 2009, the closing trading price on the Over-the-Counter Bulletin
Board (or on a national securities market on which Purchaser Common Stock is then quoted for trading) of Purchaser Common Stock for 20 trading days within any 30 trading day period equals or exceeds $8.50 per share (subject to adjustment in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or

                                       4

similar events), then the shares of Purchaser Common Stock comprising the
Purchase Price shall be increased by an additional 5,000,000 shares of Purchaser
Common Stock.

       (b)    All additional shares of Purchaser Common Stock issuable by
Purchaser to the Sellers under this Section 1.7 shall be in the amounts set forth on Exhibit 1 and shall be effected within ten Business Days after the date of the occurrence of the events described in subsections (a) and (b) above. Any additional shares of Purchaser Common Stock issued pursuant to this Section shall be treated and reported as part interest in accordance with Section 1274 of the Code and the regulations thereunder.

       1.8    ACCELERATION EVENTS. In the event that, at any time following the
Closing and prior to February 23, 2009, Purchaser (i) consummates a merger, reorganization or consolidation of Purchaser into or with another Person (A)
immediately following which the holders of Purchaser Common Stock immediately prior to the consummation of such merger, reorganization or consolidation do not hold more than 50% of the voting securities of the surviving entity or (B) in which more than 50% of the voting power of Purchaser is disposed of in exchange for property, rights or securities distributed to the holders thereof by the acquiring Person, (ii) consummates a similar transaction or series of transactions which has the effect referred to in clause (A) or (B) above, or
(iii) consummates a sale of all or substantially all of the assets of Purchaser to any Person (other than a direct or indirect parent or subsidiary of
Purchaser), in each case for aggregate consideration equal to at least the product of (x) $8.50 (subject to adjustment in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) and
(y) the aggregate number of shares of Purchaser Common Stock issued and outstanding on a fully diluted basis after giving effect to the issuance to the
Sellers of all shares of Purchaser Common Stock under this Agreement (and assuming issuance of all shares issuable under this Section 1.8) and full exercise or conversion of all of warrants, options and other convertible securities exercisable for or convertible into Purchaser Common Stock then outstanding, then Purchaser shall, within 30 days of the consummation of any such transaction, issue to the Sellers a number of shares of Purchaser Common
Stock equal to the maximum amount which could be issued to the Sellers (a) under
Section 1.6 with respect to each fiscal year ending June 30, 2007 and 2008 which has not yet been completed, and (b) under Section 1.7 had the conditions set forth therein been satisfied. 1.9 ACTIONS SIMULTANEOUS. For purposes of agreement of the parties hereto, all actions to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed and delivered simultaneously and no actions shall be deemed to have been taken nor shall any documents be deemed to have been executed and delivered until all actions have been taken and all documents have been executed and delivered.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES
               OF THE SELLERS WITH RESPECT TO THE PURCHASE SHARES
               --------------------------------------------------

       Each Seller, severally but not jointly, hereby represents and warrants to
Purchaser as to such Seller and the Purchase Shares owned by such Seller, as set forth below. Each exception to

                                       5

such representations and warranties set forth in the Seller Disclosure Schedule is identified by reference to, or has been grouped under a heading referring to, a specific section of this Agreement. Any fact or item disclosed in any section of the Seller Disclosure Schedule shall be deemed to be disclosed with respect to any other section to the extent that it is readily apparent from the face of the disclosure that such disclosure is applicable to such section.

       2.1    AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. Each Seller has
full power, authority and capacity to execute and deliver this Agreement and, to the extent a party thereto, the Related Agreements, to perform such Seller's respective obligations hereunder and under such Related Agreements and to consummate the transactions contemplated hereby and by such Related Agreements.
Each of this Agreement and (when executed) the Related Agreements has been (or will be) duly executed and delivered by such Seller (to the extent a party thereto), and constitutes (or will, when executed, constitute) the legal, valid and binding obligation of such Seller (to the extent a party thereto), enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

       2.2    NON-CONTRAVENTION. The execution and delivery of this Agreement and the Related Agreements by such Seller (to the extent a party thereto) does not, and the consummation of the transactions contemplated hereby and by such
Related Agreements and compliance with the terms hereof and of such Related
Agreements, will not (or would not with the giving of notice or the passage of time):

       (a)    constitute a default under or a violation or breach (with or without notice) of, result in the acceleration of any obligation under, any provision of any contract or other instrument to which such Seller is a party or result in the termination or revocation of any authorization held by such Seller or the Company necessary to the ownership of the Purchase Shares or the operation of the business of the Company;

       (b)    violate any Order or any Law affecting such Seller; or

       (c)    result in the creation of any Lien on such Seller's Purchase
              Shares.

       2.3    TITLE TO PURCHASE SHARES. Each Seller has good and valid title to the Purchase Shares owned by such Seller as set forth on the Seller Disclosure
Schedule, free and clear of all Liens. At the Closing, each Seller will transfer legal and beneficial, good and valid title to each of the Purchase Shares, free and clear of all Liens. No Seller is currently bound by any contract, agreement, arrangement, commitment or understanding (written or oral) with, and has not granted any option or right currently in effect or which would arise after the date hereof to, any Person other than Purchaser with respect to the acquisition of any of such Seller's Purchase Shares.

       2.4    CONSENTS AND APPROVALS. Except as set forth in the Seller
Disclosure Schedule, no consent, approval, waiver, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental
Authority, and no consent, approval, waiver or other similar authorization of any other Person (including, without limitation, any Person who is a party to a
Contract binding on or affecting the Company or any Subsidiary), is required to be obtained by or on behalf of such Seller as a result of, or in connection with, or as a condition of

                                       6

the lawful execution, delivery and performance of this Agreement or the Related
Agreements (to the extent a party thereto) or the consummation of the transactions contemplated hereby and by such Related Agreements.

       2.5    LITIGATION AND CLAIMS. There is no Action pending or, to the
Knowledge of such Seller, threatened, against or affecting such Seller that could reasonably be expected to affect such Seller's ability to consummate the transactions contemplated hereby or by the Related Agreements (to the extent a party thereto).

       2.6    NO FINDER. Except as set forth in the Seller Disclosure Schedule, neither such Seller nor any party acting on such Seller's behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated hereby or by the
Related Agreements, and the Company will not be liable or obligated in any way whatsoever with respect to any such fee or commission.

       2.7    INVESTMENT REPRESENTATIONS. Each Seller hereby acknowledges and agrees that each of the shares of Purchaser Common Stock to be received by such
Seller pursuant to this Agreement will not be registered under the Securities
Act or any state securities laws and may not be offered or sold except pursuant to registration or an exemption from the registration requirements of the
Securities Act and all applicable state securities laws, subject to the terms and conditions of the Stockholders Agreement. In this connection, each Seller understands Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the
Securities Act.

       2.8    ACCREDITED INVESTOR. Each Seller represents that: (i) such Seller is an "accredited investor" (as such term is defined in Regulation D under the
Securities Act) and is acquiring Purchaser Common Stock for its own account, for investment purposes only, and not with a view to the resale or offer for sale thereof or with any present intention of distributing or selling or offering for sale any of such securities; and (ii) such Seller is capable of bearing the economic risk of such investment, including a complete loss of the investment in
Purchaser Common Stock.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS
                           WITH RESPECT TO THE COMPANY
                  ---------------------------------------------

       The Sellers (for the purpose of this Article III, "Seller" shall be defined as Steven Santo, Jeffrey Kirby, John Waters, Kevin McKamey and Alfred
Rapetti), jointly and severally, hereby represent and warrant to Purchaser as set forth below. Each exception to such representations and warranties set forth in the Seller Disclosure Schedule is identified by reference to, or has been grouped under a heading referring to, a specific section of this Agreement. Any fact or item disclosed in any section of the Seller Disclosure Schedule shall be deemed to be disclosed with respect to any other section to the extent that it is readily apparent from the face of the disclosure that such disclosure is applicable to such section.

       3.1    ORGANIZATION; GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of state of
Nevada. The Company has full

                                       7

corporate power and authority to conduct all of the business and activities conducted by it, and to own or lease and operate all of the assets owned or leased by it; and is duly licensed, registered or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business and activities conducted by it, and/or the character of the assets owned or leased by it, makes such qualification or license necessary.

       3.2    SUBSIDIARIES; EQUITY INTERESTS.

       (a)    The Seller Disclosure Schedule contains a complete list of each of the Company's direct or indirect subsidiaries (each, a "Subsidiary"). Each such
Subsidiary is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation, each of which is listed on the Seller Disclosure Schedule. Each subsidiary has full corporate power and authority to conduct all of the business and activities conducted by it, and to own or lease and operate all of the assets owned or leased by it; and
is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business and activities conducted by it, and/or the character of the assets owned or leased by it, makes such qualification or license necessary. Each jurisdiction in which each of such subsidiaries is qualified to do business is listed on the Seller
Disclosure Schedule.

       (b)    Except as set forth in the Seller Disclosure Schedule, neither the
Company nor any Subsidiary, directly or indirectly, owns any capital stock of or other equity interests in any Person. Neither the Company nor any Subsidiary is
a participant in any joint venture, partnership or similar arrangement.

       3.3    NON-CONTRAVENTION. The execution and delivery of this Agreement by the Sellers does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof, will not (or would not with the giving of notice or the passage of time):

       (a)    except as set forth in the Seller Disclosure Schedule, constitute a default under or a violation or breach (with or without notice) of, or result in the acceleration of any obligation of the Company or any Subsidiary under, or change in any right or obligation of, the Company, any Subsidiary or counterparty under, any provision of any Contract to which the Company or any
Subsidiary is a party or result in the termination or revocation of any authorization held by the Company or any Subsidiary or necessary to the ownership of the Company or any Subsidiary or the operation of the business of the Company or any Subsidiary;

       (b)    violate any Order or any Law affecting the Company or any
Subsidiary, or their respective assets;

       (c)    violate or contravene the terms or provisions of the Amended and
Restated Articles of Incorporation, By-laws or similar formation or organizational documents of the Company or any Subsidiary; or

       (d)    result in the creation of any Lien on any of the assets of the
Company or any Subsidiary.

       3.4    CORPORATE DOCUMENTS. The Sellers have delivered to Purchaser complete and correct copies of the Amended and Restated Articles of
Incorporation, By-laws and other

                                       8

organizational documents and stock transfer books of the Company and each
Subsidiary. The Sellers have delivered to Purchaser copies of all minute books and all other existing records of any meeting of the board of directors (and any committee thereof) or stockholders of the Company and each Subsidiary, which minute books and records are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. No meeting of the board of directors (or committee thereof) or stockholders of the Company or any
Subsidiary has occurred for which minutes have not been prepared and are not contained in such minute books.

       3.5    CAPITALIZATION; OPTIONS(a) The authorized capital stock of the
Company consists of 10,000,000 shares of Company Common Stock, which are issued and outstanding and held by the Sellers in the amounts listed on the Seller
Disclosure Schedule Except as set forth in this Section 3.5(a), no shares or classes of the Company's capital stock are issued, outstanding or reserved for issuance.

       (b)    The authorized capital stock of each Subsidiary consists of 200 shares of common stock, of which 50 shares are issued and outstanding and owned beneficially and of record by the Company. There are no options, warrants or other classes of equity securities of any Subsidiary issued or outstanding, nor are any such equity securities reserved for issuance.

       (c)    All the outstanding shares of capital stock of the Company and each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, free and clear of all Liens. The rights, preferences, privileges and restrictions applicable to the Company's capital stock are as set forth in the Company's currently effective Amended and Restated Articles of
Incorporation. Except as set forth in Section 3.5(a) above, there are no outstanding subscriptions, warrants, options, contracts, rights (preemptive or otherwise), calls, demands, commitments, voting agreements, voting trusts proxies or other arrangements of any character binding on the Company or any
Subsidiary relating to any authorized and issued or unissued shares of capital stock of the Company or any Subsidiary, or other instruments binding on the
Company or any Subsidiary convertible into or exchangeable for such stock, or which obligate the Company or any Subsidiary to seek authorization to issue additional shares of any class of stock, nor will any be created by virtue of this Agreement or the transactions contemplated hereby. None of the shares of capital stock of the Company or any Subsidiary were issued in violation of any applicable Laws.

       3.6    CONSENTS AND APPROVALS. Except as set forth in the Seller
Disclosure Schedule, no consent, approval, waiver, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental
Authority, and no consent, approval, waiver or other similar authorization of any other Person (including without limitation any Person who is a party to a
Contract binding on or affecting the Company or any Subsidiary), is required to be obtained by or on behalf of the Company or any Subsidiary as the case may be, as a result of, or in connection with, or as a condition of the lawful execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                                       9

       3.7    TITLE TO ASSETS; SUFFICIENCY OF ASSETS.

       (a)    Except as set forth in the Seller Disclosure Schedule, the Company and the Subsidiaries have good and valid title to all of the properties and assets (whether tangible or intangible) that they purport to own, free and clear of all Liens (other than Permitted Liens), including, without limitation, all of the tangible and intangible assets reflected on the balance sheet included in the Company Audited Financial Statements, other than assets disposed of since
June 30, 2006 in the ordinary course of business consistent with past practice.

       (b)    Except as set forth in the Seller Disclosure Schedule, none of the
Sellers own any assets primarily used in or necessary to conduct the business of the Company or the Subsidiaries.

       (c)    All of the tangible personal property of the Company and the
Subsidiaries has been maintained in accordance with generally accepted industry practice and is in good working order and condition, reasonable wear and tear excepted, and is suitable for the use to which they are being put. All of the leased personal property of the Company and the Subsidiaries is in the condition required of such property by the terms of the lease applicable thereto during the relevant term of the lease. None of such tangible personal property is in need of maintenance or repairs, except as shown in the Seller Disclosure
Schedule and except for ordinary routine maintenance and repairs that are not material in cost.

       (d)    No Person has any written or oral agreement, option, understanding or commitment, or any right or privilege (whether at law, by contract or otherwise) capable of becoming such, for the purchase or other acquisition from the Company or any Subsidiary of any of their assets other than in the ordinary course.

       (e)    The property and assets owned and leased by each of the Company and each Subsidiary include all rights, assets and property necessary for the conduct of the business of the Company and each Subsidiary after the Closing, substantially in the same manner as it was conducted prior to the Closing.

       3.8    REAL PROPERTY.

       (a)    The Seller Disclosure Schedule sets forth a true, complete and correct list of all real property and interests in real property leased by the
Company or any Subsidiary (individually, a "Real Property Lease" and the real properties specified in such leases, being referred to herein individually as a
"Company Property" and collectively as the "Company Properties") as lessee or lessor. There are no real properties or interests in real properties owned in any respect by the Company or any Subsidiary. The Company Properties constitute all interests in real property currently used or currently held for use in connection with the business of the Company and the Subsidiaries and which are necessary for the continued operation of such business by Purchaser as such business is currently conducted. To the Knowledge of the Sellers, all of the
Company Properties, buildings, fixtures and improvements thereon leased by the
Company and Subsidiaries are in good operating condition and repair (subject to normal wear and tear). The Company has delivered to Purchaser true, complete and correct copies of the Real Property Leases, together with all amendments, modifications or supplements thereto. No Person (other than the Company or a
Subsidiary) has subleased or otherwise uses, possesses or occupies any of the premises covered by a Real Property Lease.

                                       10

       (b)    Each Real Property Lease is in full force and effect, has not been amended and is a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company or the Subsidiaries and, to the Knowledge of the
Sellers, of each other Person that is a party thereto. There is no, and neither the Company nor any Subsidiary has received written notice of any, default in any material respect (or any condition or event which, after notice or lapse of time or both, would constitute a default in any material respect) thereunder which remains uncured. Neither the Company nor any Subsidiary has assigned or transferred all or any portion of its interests in any Real Property Lease.
There are no disputes under any of the Real Property Leases in relation to the state of repair of the premises demised or otherwise. Each Real Property Lease has not been assigned or encumbered by the Company or any Subsidiary.

       (c)    No proceeding is pending or, to Knowledge of the Sellers,
threatened for the taking or condemnation of all or any portion of the Company
Properties. There is no brokerage commission or finder's fee due from the
Company or any Subsidiary and unpaid with regard to any of the Company
Properties, or which will become due at any time in the future with regard to any Company Properties.

       (d)    Except as set forth on the Seller Disclosure Schedule, the Company
Properties and assets owned, leased or used by the Company or any Subsidiary in the operation of the Company Properties, including the walls, ceilings and other structural elements of any improvements erected on any part thereof and the building systems such as heating, plumbing, ventilation, air conditioning and electric, are adequate and sufficient for the current operations of the
Company's and the Subsidiaries' business.

       (e)    Neither the Company nor any Subsidiary has received any written notice that any portion of any of the security deposits under the Real Property
Leases has been applied or retained by the lessor or licensor or sublessor thereunder. Neither the Company nor any Subsidiary has within the last five years, with respect to any Real Property Lease, (i) made, asserted or has any defense, set off or counterclaim, (ii) claimed or is entitled to "free" rent, rent concessions, rebates or rent abatements, (iii) questioned or disputed its share of any additional rent or other charges required to be paid under such
Real Property Lease, or (iv) made rent payments in advance for more than one month. Except as set forth on the Seller Disclosure Schedule, neither the
Company nor any Subsidiary has exercised any option granted to it under any such
Real Property Lease to (A) cancel or terminate such Real Property Lease or lessen the term thereof, (B) renew or extend the term thereof or (C) take additional space. There are no written or oral promises, understandings or commitments between the Company or any Subsidiary, on the one hand, and each other Person that is a party to such Real Property Lease, on the other hand, other than those contained in such Real Property Lease.

       (f)    The Company Properties are fully serviced, including storm and sanitary sewers, water, gas, telephone and paved roads, all expenses and costs related thereto have been accounted for in accordance with GAAP and each of the said premises has free and unfettered access to and from said roads by existing entrances and exits without requiring any permit therefor from any Governmental
Authority.

                                       11

       3.9    EMPLOYMENT RELATED AGREEMENTS AND ACTIONS.

       (a)    The Seller Disclosure Schedule contains a complete and correct list of the directors and the officers of the Company and each Subsidiary.

       (b)    The Seller Disclosure Schedule contains a complete and correct list of all Contracts currently in effect with current or former employees, consultants, or independent contractors of the Company and each Subsidiary, in each case which provides for payments in excess of $100,000 per annum. The
Company and each Subsidiary have delivered to Purchaser true, correct and complete copies of each such Contract and performed obligations required to be performed by it, and is entitled to all benefits under and is not in default under, any such Contract and, to the Knowledge of the Sellers, no other party to any such Contract is in default thereunder. Each such Contract is in full force and effect, unamended, and is a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company or a Subsidiary and, to the
Knowledge of the Sellers, each other Person that is a party thereto. Except as set forth in the Seller Disclosure Schedule, no event has occurred (including the performance of this Agreement) which, with the lapse of time or the giving of notice or both, would constitute a default by the Company or any Subsidiary, or, to the Knowledge of the Sellers, by any other party to any such Contract.

       (c)    With respect to employees of the Company or any Subsidiary
("Employees"), except as set forth in the Seller Disclosure Schedule:

                     (i)    none of the Employees is represented by a labor
              union or organization, no labor union or organization has been certified or recognized as a representative of any such Employees, and neither the Company nor any Subsidiary is a party to or has any obligation under any collective bargaining agreement or other labor union contract or side agreement with any labor union or organization, or has any obligation to recognize or deal with any labor union or organization, and there are no such contracts or side agreements pertaining to or which determine the terms or conditions of employment of any Employee;

                     (ii)   there are no pending or, to the Knowledge of the
              Sellers, threatened representation campaigns, elections or proceedings or questions concerning union representation involving any of the Employees;

                     (iii)  to the Knowledge of the Sellers, there are no
              present activities or efforts of any labor union or organization
              (or representatives thereof) to organize any of the Employees, nor any demands for recognition or collective bargaining, nor any strikes, slowdowns or work stoppages of any kind or, to the
              Knowledge of the Sellers threats thereof, and no such activities, efforts, demands, strikes, slowdowns or work stoppages have occurred since January 1, 2002;

                     (iv)   neither the Company nor any Subsidiary has engaged
              in, admitted committing or been held in any administrative or judicial proceeding to have committed any unfair labor practice under the National Labor Relations Act, as amended, or any other applicable Law, and there are no unfair labor practice charges or complaints pending or, to the Knowledge of the Sellers,
              threatened, against the Company or any Subsidiary;

                                       12

                     (v)    there are no controversies, claims, demands or
              grievances pending or, to the Knowledge of the Sellers, threatened between the Company or any Subsidiary and any of their respective
              Employees or any actual or claimed representative thereof;

                     (vi)   the Company and the Subsidiaries have at all times
              materially complied and are in compliance with all applicable Laws respecting employment, wages, hours, compensation, occupational health and safety, and payment and withholding of taxes in connection with employment, and neither the Company, nor any
              Subsidiary, is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing;

                     (vii)  there are no claims, complaints or legal or
              administrative proceedings pending or, to the Knowledge of the
              Sellers, threatened against the Company or any Subsidiary before any federal, state or municipal court or any other Governmental
              Authority involving or relating to any past or present Employees or applicants for employment of the Company or any Subsidiary, or relating to any acts, omissions or practices of the Company or any
              Subsidiary relating to discrimination, harassment, wage payment, overtime and hours of work, workplace safety or any other
              employment-related issues. Neither the Company nor any Subsidiary is a party to or bound by any Order respecting the employment or compensation of any Employees or prospective Employees, other than garnishments of employee wages obtained by third parties. There are no pending investigations or abatement orders and no citations issued within the past 3 years by the Occupational Safety and
              Health Administration or any other Governmental Authority relating to the Company or any Subsidiary;

                     (viii) the Company and the Subsidiaries have paid in full
              to all of the Employees, or accrued on its books, all wages, salaries, commissions, bonuses, benefits and other compensation due to such Employees or otherwise arising under any policy, practice, agreement, plan, program, statute or other applicable
              Law;

                     (ix)   neither the Company nor any Subsidiary is closing,
              or since January 1, 2002, has closed any Facility, effectuated any layoffs of Employees or implemented any early retirement,
              separation or window program, nor has the Company or any
              Subsidiary planned or announced any such action or program for the future;

                     (x)    the Company and each Subsidiary are in compliance
              with their obligations pursuant to WARN, and all other
              notification and bargaining obligations arising under any
              collective bargaining agreement or Law; and

                     (xi)   there are no written or oral employment manuals,
              policies, plans, guides, handbooks or instruction booklets that set out any terms and or conditions of employment for any of the
              Employees. To the Knowledge of the Sellers, none of the Employees have any non-competition or non-solicitation or other restrictive covenant agreements other than with the Company or any Subsidiary.

                                       13

       (d)    Neither the Company nor any Subsidiary has any Employees whose primary work location is outside the United States.

       3.10   CONTRACTS.

       (a)    The Seller Disclosure Schedule contains a complete and correct list of all Contracts that involve payments by, or to, the Company and/or any
Subsidiary, of more than $50,000 per annum or $100,000 in the aggregate (or the equivalent amount in such other currencies in which the Company or any
Subsidiary conduct business) and all Contracts without regard to dollar amount, or such lower amount expressly set forth, in the following categories (each, a
"Material Contract"):

                     (i)    partnership or joint venture Contracts or
              arrangements or any other agreements involving a sharing of revenue or profits;

                     (ii)   Contracts restricting the Company or any Subsidiary
              from carrying on its business or activities, as the case may be, in its usual and customary manner in any jurisdiction, including, without limitation, restricting the Company or any Subsidiary from hiring or soliciting any Person, or operating its assets at maximum capacity;

                     (iii)  any non-competition agreements in favor of or
              restricting the Company or any Subsidiary (other than employment or consulting agreements);

                     (iv)   each Contract between the Company or any Subsidiary,
              on the one hand, and any Affiliate of the Company or any
              Subsidiary, on the other hand;

                     (v)    any Contracts for the sale or other disposition by
              the Company or any Subsidiary of any of its assets, or the acquisition by the Company or any Subsidiary of any assets, other than in the ordinary course of business, consistent with past practice;

                     (vi)   any Contracts relating to the leasing or chartering
              of any assets of the Company to or from any third party, except those with annual payments not more than $50,000;

                     (vii)  any Contract that (a) limits or contains
              restrictions on the ability of the Company or any Subsidiary to declare or pay dividends on, or to make any other distribution in respect of or to issue or purchase, redeem or otherwise acquire its capital stock, or to incur Indebtedness, or to incur or suffer any Lien, to purchase or sell any of assets or properties, to change the lines of business in which it participates or engages or to engage in any Business Combination, or (b) require the
              Company or any Subsidiary to maintain specified financial ratios or levels of net worth or other indicia of financial condition;

                     (viii) any Contract relating to Indebtedness incurred or
              accrued by, or credit provided to, the Company or any Subsidiary;

                                       14

                     (ix)   any Contract of support, indemnification, guaranty,
              suretyship or assumption or any similar commitment with respect to the obligations, liabilities (whether accrued, absolute,
              contingent or otherwise) or indebtedness of any other Person;

                     (x)    any letters of credit, any currency exchange,
              commodities or other hedging arrangement or capitalized leases;

                     (xi)   each outstanding loan or advance made by the Company
              or any Subsidiary to any director, officer, employee, stockholder or other Affiliate of the Company or any Subsidiary (other than any intercompany indebtedness reflected in the financial
              statements of the Company or such Subsidiary and any
              business-related advances to employees made in the ordinary course of business, consistent with past practice); and

                     (xii)  any Contract with any Seller or any Contract made
              out of the ordinary course of business and not consistent with past practice.

       (b)    Except as set forth in the Seller Disclosure Schedule, the Company and each Subsidiary have, with respect to all Material Contracts, delivered to
Purchaser true, correct and complete copies thereof and performed obligations required to be performed by it, and is entitled to all benefits under and is not in default in any material respect under, any Material Contract, and each
Material Contract is in full force and effect, unamended, and, to the Knowledge of the Sellers, no other party to any Material Contract is in default in any material respect under any Material Contract. Except as set forth in the Seller
Disclosure Schedule, no event has occurred (including the performance of this
Agreement) which, with the lapse of time or the giving of notice or both, would constitute a default in any material respect by the Company or any Subsidiary, or, to the Knowledge of the Sellers, by any other party to any Material
Contract. For purposes of this Section 3.10(b), representations that are qualified by Knowledge with respect to another party's compliance shall be deemed not to include the Knowledge qualifier if such other party to the
Material Contract is an Affiliate of the Company or any Subsidiary.

       3.11   INTELLECTUAL PROPERTY.

       (a)    The term "Intellectual Property" means, collectively, all
worldwide:

                     (i)    inventions, designs and other industrial property,
              and all enhancements and improvements thereto, whether patentable or unpatentable and whether or not reduced to practice, and all patent rights in connection therewith (including all U.S. and foreign patents, patent applications, patent disclosures, mask works and all divisions, continuations, continuations-in-part, reissues, re-examinations and extensions thereof), whether or not any of the foregoing are registered, filed or issued;

                     (ii)   trademarks, trade names and service marks, trade
              dress, logos, Internet domain names, and other commercial product or service designations, together with all translations,
              adaptations, derivations and combinations thereof, and all goodwill and similar value associated with any of the foregoing, all common law

                                       15

              rights associated therewith, and all U.S. and foreign
              applications, registrations, and renewals in connection therewith;

                     (iii)  copyrights (whether or not registered), "moral
              rights," and all U.S. and foreign registrations and applications for registration thereof, as well as rights to renew all such copyrights;

                     (iv)   trade secrets (as such are determined under
              applicable law), know-how and other confidential business
              information, including technical information, any and all
              technology, supplier lists, computer software programs or
              applications, in both source and object code form, technical documentation of such software programs, statistical models, customer lists, inventions, sui generis database rights,
              databases, and data, whether in tangible or intangible form and whether or not stored, compiled or memorialized physically, electronically, graphically, photographically or in writing; and

                     (v)    any and all other rights to existing and pending
              U.S. and foreign registrations and applications for any of the foregoing and all other proprietary rights in, or relating to, any and all of the foregoing, including remedies against and rights to sue for past infringements, and rights to damages and profits due or accrued in or relating to any of the foregoing.

       (b)    The Seller Disclosure Schedule contains a true and complete list of all the Intellectual Property owned by the Company or any Subsidiary and/or used by, useful to or related to the Company's or any Subsidiary's business and any and all other tangible and intangible proprietary property, information and materials that are or have been used (including in the development of) by the
Company or any Subsidiary and/or in any product, technology or process (i)
currently being or formerly manufactured, published, marketed or used by the
Company or any Subsidiary, and (ii) previously or currently under development for possible future manufacturing, publication, marketing or other use by the
Company or any Subsidiary (the "Company Intellectual Property"), and includes details of all due dates for further filings, maintenance and other payments or other actions falling due in respect of the Company Intellectual Property within twelve (12) months following the Closing Date, and the current status of the corresponding registrations, filings, applications and payments throughout the world. All of the issued patent, trademark, copyright and domain name registrations and applications arising from or relating to the Company
Intellectual Property are and remain valid and subsisting, in good standing, with all fees, payments and filings due as of the Closing Date duly made, and the due dates specified on the Seller Disclosure Schedule are accurate and complete. All of the issued patent, trademark and copyright registrations and applications included in the Company Intellectual Property are enforceable, are in compliance with all formal legal requirements, and the Company has delivered correct and complete copies of the same, and the Company has made available for review correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each of the foregoing. The Company and each Subsidiary have all rights in the Company Intellectual Property necessary and sufficient to carry out the Company's and each Subsidiary's current and proposed activities (and had all rights necessary to carry out its former activities at the time such activities were being conducted), including and to the extent required to carry out such activities, rights to

                                       16

make, use, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent and lease and, as applicable, assign and sell, the
Company Intellectual Property.

       (c)    The term "Licensed Intellectual Property" means Intellectual
Property rightfully used by the Company and/or a Subsidiary pursuant to a valid license, sublicense, consent or other similar written agreement, other than off-the-shelf software programs. The parties and date of each such agreement are set forth on the Seller Disclosure Schedule. The Company and each Subsidiary have all rights in the Licensed Intellectual Property necessary and sufficient to carry out the Company's and each Subsidiary's current and proposed activities
(and had all rights necessary to carry out its former activities at the time such activities were being conducted), including and to the extent required to carry out such activities, rights to make, use, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent and lease and, as applicable, assign and sell, the Licensed Intellectual Property. The Company has delivered to Purchaser correct and complete copies of all license agreements with respect to Licensed Intellectual Property, and, as applicable, has made available for review correct and complete copies of all other written documentation evidencing that the Company and each Subsidiary have the necessary and sufficient rights in each and every of the foregoing.

       (d)    Neither the Company nor any Subsidiary has infringed upon or misappropriated any Intellectual Property rights or personal right of any Person anywhere in the world. No claims or notices (i) challenging the validity, enforceability, effectiveness or ownership by the Company or any Subsidiary of any of the Intellectual Property, or (ii) to the effect that the use, distribution, licensing, sublicensing, sale or any other exercise of rights in any product, service, work, technology or process as now used or offered or proposed for use, licensing, sublicensing, sale or other manner of commercial exploitation by the Company or any Subsidiary infringes or will infringe on any
Intellectual Property rights or personal right of any Person have been asserted or, to the Knowledge of the Sellers, are threatened by any Person, nor are there, to the Knowledge of the Sellers, any valid grounds for any bona fide claim of any such kind. To the Knowledge of the Sellers, there is and has been no unauthorized use, disclosure, infringement or misappropriation of any Company
Intellectual Property or Licensed Intellectual Property by any third party, employee or former employee.

       (e)    All personnel (including employees, agents, consultants and contractors), who have contributed to or participated in the conception and/or development of the Company Intellectual Property on behalf of the Company or any
Subsidiary have executed nondisclosure agreements with the Company or such
Subsidiary and either (i) have been a party to a "work-for-hire" and/or other arrangement or agreements with the Company or such Subsidiary in accordance with applicable Law that has accorded the Company and such Subsidiary full, effective, exclusive and original ownership of all rights whatsoever in all
Intellectual Property rights thereby arising or relating thereto, or (ii) have executed appropriate instruments of assignment in favor of the Company and such
Subsidiary as assignee that have conveyed to the Company and such Subsidiary effective and exclusive ownership of all Intellectual Property rights thereby arising and related thereto.

                                       17

       (f)    The Company and each Subsidiary are not, nor as a result of the execution or delivery of this Agreement, or performance of the Company's obligations hereunder, will the Company or any Subsidiary be, in violation of any license, sublicense, agreement or instrument relating to the Intellectual
Property to which the Company or any Subsidiary is a party or otherwise bound, nor will execution or delivery of this Agreement, or performance of the
Company's obligations hereunder, cause the diminution, termination or forfeiture of any Intellectual Property or any rights therein or thereto.

       (g)    Except as set forth on the Seller Disclosure Schedule, all of the
Company Intellectual Property is free and clear of any and all Liens, and to the
Knowledge of the Sellers, nothing shall interfere with the quiet enjoyment of the Company with respect to the Company Intellectual Property following consummation of the transactions contemplated hereby.

       (h)    The Company and each Subsidiary do not owe any royalties or other payments to third parties in respect of any of the Intellectual Property. All royalties or other payments set forth on the Seller Disclosure Schedules that have accrued prior to the Closing have been paid. The Company and each
Subsidiary will not owe any such payments or any additional payments as a result of the consummation of the transactions contemplated hereby.

       (i)    The Company and each Subsidiary has used its commercially
reasonable efforts to regularly scan all software programs included among the
Company Intellectual Property and Licensed Intellectual Property with "best in class" virus detection software. Such software programs contain no "viruses."
For the purposes of this Agreement, "virus" means any computer code intentionally designed to disrupt, disable or harm in any manner the operation of any software or hardware. None of the foregoing contains any worm, bomb, trojan horse, backdoor, clock, timer, or other disabling device code, or any other design or routine which causes any system, software, data or information to be erased or become inoperable or otherwise incapable of being used, either automatically or upon command by any Person.

       (j)    The Company and each Subsidiary has implemented all reasonable steps consistent with "best" practices in the information systems industries in the physical and electronic protection of their information and electronically stored assets from unauthorized disclosure, use or modification. The Seller
Disclosure Schedule sets forth: (i) each breach of security of which the Company has Knowledge or is aware; (ii) its known or anticipated consequences; and (iii)
the steps the Company and each Subsidiary have taken to remedy such breach.

       (k)    The Company and each Subsidiary has taken and will continue to take all reasonable measures to protect the secrecy, confidentiality, and value of all of the Company Intellectual Property rights. The Company and each
Subsidiary (or to the Knowledge of the Sellers, any other party) have not taken any action nor, to the Knowledge of the Sellers, failed to take any action that directly or indirectly caused any Company Intellectual Property to enter the public domain or in any way adversely affect its value to Purchaser, or its absolute ownership thereof.

                                       18

       3.12   INSURANCE.

       (a)    All property and assets of the Company and the Subsidiaries are insured against loss or damage by all insurable hazards or risks on a replacement cost basis, subject to the deductibles in each applicable insurance policy. The Seller Disclosure Schedule contains a complete and correct list
(together with their respective termination dates) of all policies of fire, casualty, general liability, product liability, business interruption, defamation, personal injury, property damage, workers' compensation and all other forms of insurance carried by the Company and the Subsidiaries or pursuant to which the Company or any Subsidiary is a named beneficiary or pursuant to which the business or properties of the Company or any Subsidiary is insured, complete and correct copies of which have been provided to Purchaser. All of such policies and any substantially equivalent replacement coverages are in full force and effect and no notice of cancellation or termination has been received with respect to such coverage, and such policies are for amounts and for coverages customary for businesses of the type and size of the Company and its
Subsidiaries, taken as a whole. The Company or the applicable Subsidiary has notified such insurers of any claim which could potentially exceed the applicable insurance policy deductible amount arising since January 1, 2001 known to it which it believes is covered by any such insurance policy and has provided Purchaser with a copy of such claim.

       (b)    Except as set forth in the Seller Disclosure Schedule, the Company or each applicable Subsidiary has notified the insurers of the Company and/or such Subsidiary of all claims known to them which are believed to be covered by insurance. All such claims have been filed on a timely basis with insurers and pursued by cooperating with and responding to insurers' requests for documentation and/or information. To the extent any claim has been denied by insurers, information concerning such claim is set forth in the Seller
Disclosure Schedule.

       (c)    Except as set forth in the Seller Disclosure Schedule, there are no pending or potential claims under insurance covering the Company and/or any
Subsidiary.

       3.13   BOOKS AND RECORDS. All accounting, financial and corporate Books and Records have been fully, properly and accurately kept and are complete in all material respects.

       3.14   FINANCIAL STATEMENTS; LIABILITIES.

       (a)    The Company has provided to Purchaser the audited consolidated balance sheets of the Company and the Subsidiaries as of, and the audited consolidated statements of operations, retained earnings and cash flows of the
Company and the Subsidiaries for the fiscal years ended, June 30, 2004, 2005 and
2006, together with the notes thereto and the opinions of J.H. Cohn thereon
(collectively, the "Company Audited Financial Statements"). The Company Audited
Financial Statements have been prepared from the Books and Records of the
Company and its Subsidiaries, and present fairly in all material respects, in conformity with GAAP, the assets, liabilities, income, losses, retained earnings, financial condition, results of operations and cash flows of the
Company and its Subsidiaries on a consolidated basis for the periods and dates covered thereby.

       (b)    Except as set forth in the Seller Disclosure Schedule, neither the
Company nor any Subsidiary has any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except liabilities, obligations and contingencies, that (i) are not reflected on or accrued or reserved against in the Company Audited Financial Statements

                                       19

for the fiscal year ended June 30, 2006, or reflected in any notes thereto or
(ii) were incurred since June 30, 2006 in the ordinary course of business. The reserves reflected in the Company Audited Financial Statements are adequate, appropriate and reasonable and have been calculated in a consistent manner.

       3.15   ACCOUNTING PRACTICES.

       (a)    The Company and the Subsidiaries maintain in all material respects accurate books and records reflecting their assets and liabilities and maintain proper and adequate internal accounting controls that provide assurances that:
(i) transactions are executed with the authorization of the Company's management; (ii) transactions are recorded as necessary to permit preparation of the Company's financial statements in accordance with GAAP and to maintain accountability for such assets; (iii) access to such assets is permitted only in accordance with the authorization of the Company's management; (iv) the reporting of such assets is compared with existing assets at regular intervals;
and (v) its accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of the accounts, notes and other receivables on a current, timely and consistent basis in accordance with applicable Laws and local practices.

       (b)    Neither the Company nor any Subsidiary has received or been under a duty to report (including any self reporting obligations) a non-frivolous complaint, allegation, assertion or claim, whether written or oral, regarding the accounting, reserving or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary or their respective internal accounting controls, including any complaint, allegation, assertion or claim that any
Company or any Subsidiary has engaged in questionable accounting, reserving or auditing practices.

       3.16   TAX MATTERS.

       (a)    The Company and each Subsidiary has:

                     (i)    duly and timely filed, or caused to be filed, in
              accordance with applicable Law all Company Tax Returns required to be filed, each of which is true, correct and complete in all material respects,

                     (ii)   duly and timely paid in full, or caused to be paid
              in full, all Company Taxes due and payable (whether or not shown on any Company Tax Returns), and

                     (iii)  properly accrued, in accordance with GAAP in the
              Company Audited Financial Statements and has adequate reserves for the payment of all Company Taxes that are or may become payable for all taxable periods or portions thereof ending through the date hereof and the Closing Date, respectively.

       (b)    Except as set forth in the Seller Disclosure Schedule, (i) no
Company Tax Return has ever been filed, and no Company Tax has ever been determined, on a consolidated, combined, unitary or other similar basis
(including, but not limited to, a consolidated federal income Tax return) under any Tax Law with respect to Taxes other than for a group of which the

                                       20

Company is the common parent, (ii) neither the Company nor any Subsidiary has any liability for the Taxes of any person (other than the Company and its current Subsidiaries) under Treasury Regulation section 1.1502-6 or any similar provision of state, local or foreign law as a transferee or successor, by contract or otherwise, and (iii) neither the Company nor any Subsidiary is a party to any tax sharing, tax indemnity or other agreement or arrangement with respect to Taxes with any person under which the Company or any Subsidiary will have any continuing rights or obligations following the Closing Date.

       (c)    Except as set forth in the Seller Disclosure Schedule, (i) neither the Internal Revenue Service nor any foreign, state, local or other Governmental
Authority is now asserting or, to the Knowledge of the Sellers, threatening to assert any deficiency or claim for Taxes, and (ii) no federal, state, local or foreign audits or other administrative proceedings are presently pending with regard to any Company Tax Returns or Company Taxes.

       (d)    The Company and each Subsidiary have complied with all applicable
Laws relating to the deposit, collection, withholding, payment or remittance of any Tax (including, but not limited to, sales Taxes, use Taxes and payroll and withholding Taxes).

       (e)    There is no Lien for any Tax upon any asset or property of the
Company or any Subsidiary (except for any statutory Lien for any Tax not yet due).

       (f)    No jurisdiction where a Company Tax Return has not been filed has made or, to the Knowledge of the Sellers, threatened to make a claim for the filing of any Company Tax Return.

       (g)    Except as set forth in the Seller Disclosure Schedule, neither the
Company nor any Subsidiary is a party to any agreement with any Governmental
Authority (including, but not limited to, any closing agreement within the meaning of Code Section 7121 or any analogous provision of applicable Law) in respect of Company Taxes or Company Tax Returns.

       (h)    Except as set forth in the Seller Disclosure Schedule, the federal income Tax Returns of the Company and each of its Subsidiaries consolidated in such returns have been examined by and settled with the Internal Revenue
Service, or the statute of limitations on assessment or collection of any federal income Taxes due from the Company or any of its Subsidiaries has expired, through such taxable years as are set forth in the Seller Disclosure
Schedule. Except as set forth in the Seller Disclosure Schedule, there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Company Taxes.

       (i)    Sellers have made available to Purchaser complete and correct copies of (i) all Company Tax Returns for the past three taxable years; and (ii)
all Tax examination reports and statements of deficiencies assessed with respect to the Company or any Subsidiary for the last three taxable years.

       (j)    There is no change of accounting method that currently requires, or will require, an adjustment to the taxable income of the Company of any
Subsidiary under Section 481 of the Code for any period following the Closing
Date. Neither the Company or any Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable

                                       21

income for any taxable period (or portion thereof) ending after the Closing Date
(A) pursuant to a "closing agreement" as described in Section 7121 of the Code
(or any corresponding or similar provision of state, local or foreign income Tax
Law) executed on or prior to the Closing Date, (B) as a result of an
"intercompany transaction" consummated prior to the Closing or an "excess loss account" existing at the Closing as such terms are defined in Treasury
Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law), (C) pursuant to an installment sale or open transaction disposition made prior to the Closing, or
(D) as a result of any prepaid amount received prior to the Closing.

       (k)    Neither the Company nor any Subsidiary is, nor has it ever been, a
"United States real property holding corporation" within the meaning of Code
Section 897(c)(2) at any time during the applicable period referred to in Code
Section 897(c)(l)(A)(ii).

       3.17   ABSENCE OF CERTAIN CHANGES AND EVENTS. Since June 30, 2006, except as set forth in the Seller Disclosure Schedule, the Company and each Subsidiary have conducted its business in the ordinary course thereof consistent with past practice. From such date, with respect to the Company or any Subsidiary, as the case may be, except as set forth in the Seller Disclosure Schedule, there has not been any:

       (a)    change in the business, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, working capital, prospects, results of operations or financial condition of the business of the Company or any
Subsidiary, or any event, condition or contingency (either individually or taken together) that constitutes, or could reasonably be expected to constitute, a
Material Adverse Effect;

       (b)    (A) incurrence, payment or discharge of any liability or
obligation (absolute, accrued, contingent or otherwise), (B) sale or transfer of any property, or (C) acquisition or sale, lease, grant of interest in, or other disposition of, any assets or businesses, in each of clauses (A), (B) and (C), other than in the ordinary course of business, consistent with past practice;

       (c)    guarantee or any other assumption of the Indebtedness or other obligations of any Person;

       (d)    settlement or compromise of any Action;

       (e)    instance of the Company or any Subsidiary permitting or allowing any of their respective properties or assets (real, personal or mixed, tangible or intangible) to be subjected to any Lien (other than a Permitted Lien);

       (f)    Tax election or change in a Tax election or the filing for any change of any method of accounting with any relevant Governmental Authority;

       (g)    change in any method of accounting applied in the preparation of the Company Audited Financial Statements, other than a change which is required by reason of a concurrent change in Law or GAAP;

       (h)    (A) adoption of or amendment to any benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment,

                                       22

paid time off for sickness or other plan, program or arrangement for the benefit of its employees, consultants or directors, or (B) grant of any increase (other than increases required under any Contract entered into before June 30, 2006 and annual increases in the ordinary course of business, consistent with past practice) in the compensation of its employees, officers or directors (including any such increase pursuant to any bonus, profit sharing or other compensation or incentive plan, program or commitment);

       (i)    entering into, change, termination or modification of any Material
Contract;

       (j)    issuance or sale by the Company or any Subsidiary of any capital stock of the Company or any Subsidiary, or any security convertible into or exchangeable for, or any right exercisable to acquire, any shares of such capital stock;

       (k)    declaration, distribution or the setting aside for distribution of any property (including cash), or directly or indirectly, the redemption, purchase or other acquisition of any shares of capital stock;

       (l)    amendment, termination or waiver of any rights of value to the
Company or any Subsidiary;

       (m)    any extraordinary loss, damage or destruction, whether or not covered by insurance;

       (n)    increase in the Company's or any Subsidiary's reserves for contingent liabilities;

       (o)    writing off as uncollectible any Inventory or Accounts Receivable or any portion thereof in amounts exceeding $25,000 in each instance or $50,000 in the aggregate;

       (p)    (i) disposal or lapse of any rights to the ownership or use of
Company Intellectual Property, or (ii) disclosure to any Person (other than representatives of Purchaser) of any trade secret, formula, process, know-how or other Company Intellectual Property not theretofore a matter of public knowledge;

       (q)    making of any single capital expenditure or commitment in excess of $100,000 for additions to property, plant, equipment or intangible capital assets or the making of aggregate capital expenditures and commitments in excess of $500,000 (or the equivalent amount in such other currencies in which the
Company or any Subsidiary conducts business) or additions to property, plant, equipment or intangible capital assets; or

       (r)    agreement, whether in writing or otherwise, to take any action described in this Section 3.17.

       3.18   LITIGATION AND CLAIMS. Except as set forth in the Seller
Disclosure Schedule, there is no Action pending or, to the Knowledge of the
Sellers, threatened or contemplated against or affecting the Company or any
Subsidiary or any property or assets used by them or any of the Company's capital stock, and there is no Action pending or, to the Knowledge of the
Sellers, threatened or contemplated, against the Company or any Subsidiary affecting the propriety or validity of the transactions contemplated hereby. To the Knowledge of the Sellers,

                                       23

no event has occurred or circumstance exists which could reasonably be expected to give rise to or serve as a basis for the commencement of any Action by or against the Company or any Subsidiary. Except as set forth in the Seller
Disclosure Schedule, neither the Company nor any Subsidiary is subject to or in default under or with respect to any Order.

       3.19   GOVERNMENTAL PERMITS; COMPLIANCE WITH LAWS.

       (a)    The Company and each Subsidiary owns, holds or possesses all material Governmental Permits which are necessary to entitle it to own or lease, operate and use its assets and to carry on its business as currently conducted.

       (b)    The Seller Disclosure Schedule sets forth a complete and correct list and brief description of each Governmental Permit owned, held or possessed by the Company or any Subsidiary. Each such material Governmental Permit is valid, subsisting and in good standing. Except as set forth on the Seller
Disclosure Schedule, all such material Governmental Permits are renewable by their terms or in the ordinary course of business without the need for the
Company or any Subsidiary to comply with any special rules or procedures, agree to any materially different terms or conditions, or pay any amounts other than routine filing fees. Except as set forth in the Seller Disclosure Schedule, (i)
the Company and each Subsidiary have fulfilled and performed in all respects its obligations under each of such material Governmental Permits, and (ii) no notice
(or, to the Knowledge of the Sellers, no threat) of cancellation, of default or of any dispute concerning any such material Governmental Permit, or of any event, condition or state of facts described in the preceding clause, has been received by the Company, the Company or any Subsidiary.

       (c)    The Company and each Subsidiary have conducted their respective businesses in compliance, and are currently in compliance, in all material respects with all Laws which are applicable to their respective businesses.

       (d)    The Company and each Subsidiary are in full compliance with the
Foreign Corrupt Practices Act, as amended, 15 U.S.C. ss.ss. 78m, 78dd-l, 78dd-2,
78dd-3 and 78ff (the "FCPA"), and no pending or former contracts or pending bids of the Company or any Subsidiary were obtained or submitted in violation of the
FCPA.

       3.20   ENVIRONMENTAL MATTERS. Except as set forth in the Seller
Disclosure Schedule:

       (a)    The Company and each Subsidiary, and the assets of the Company and each Subsidiary (including real property leased by the Company and each
Subsidiary) are, and at all times have been, in compliance in all material respects with applicable Environmental Laws;

       (b)    Neither the Company nor any Subsidiary has caused or permitted a release of a Hazardous Substance to the Environment at any of the Facilities;

       (c)    There are no Environmental Conditions present at, on, or under, any Facility as a result of activities of the Company or any Subsidiary or any of their employees or agents, or as a result of activities of any other Person, in each case in amounts exceeding the levels permitted by applicable
Environmental Law or under circumstances that would reasonably be expected to result in liability in any material respect under or relating to Environmental
Law;

                                       24

       (d)    Neither the Company nor any Subsidiary has disposed of, arranged for the disposal of, released, threatened to release, or transported any
Hazardous Substances in violation of any applicable Environmental Law or in a manner that would reasonably be expected to result in liability under or relating to Environmental Law;

       (e)    Neither the Company nor any Subsidiary is subject to any Actions, is subject to any Order or has received any notice or other communication from any Governmental Authority or the current or prior owner or operator of any of the Facilities or any other Person, in each case with respect to any actual or potential violation or failure to comply with any Environmental Law or of any actual or threatened obligation or liability under any Environmental Law, or regarding any Hazardous Substances; and to the Knowledge of the Sellers, neither the Company nor any Subsidiary is threatened with any such Action, Order, notice or communication;

       (f)    Neither the Company nor any Subsidiary has been charged with or convicted of an offense for non-compliance with any Environmental Laws; and

       (g)    Since June 30, 2000, there are no Environmental Reports in the custody or control of the Company or any Subsidiary relating to the Facilities, the business of the Company or any Subsidiary or activities of the Company or any Subsidiary that have not been delivered to Purchaser.

       3.21   EMPLOYEE PLANS.

       (a)    Except as set forth in the Seller Disclosure Schedule, none of the
Company, any Subsidiary, nor any other Person which together with the Company, any Subsidiary or any of the Sellers constitutes a member of the Company's, any
Subsidiary's or such Seller's "controlled group" or "affiliated service group"
(within the meaning of Sections 4001(a)(14) and/or (b) of ERISA and/or Sections
414(b), (c), (m) or (o) of the Code (each such group or groups and each member thereof hereinafter referred to individually and collectively as the "Group"))
sponsors or maintains, or has any material liability with respect to or has any present or future obligation to contribute to or make payment under (i) any employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to
ERISA, or (ii) any other material benefit plan, program, contract or arrangement of any kind whatsoever (whether for the benefit of present, former, retired or future employees, consultants or independent contractors of the Group, or for the benefit of any other Person or Persons) including, without limitation, plans, programs, contracts or arrangements with respect to pension, retirement, profit sharing, deferred compensation, thrift, savings, stock ownership, stock bonus, restricted stock, health, dental, medical, life, hospitalization, disability, relocation, child care, educational assistance, stock purchase, stock option, incentive, bonus, sabbatical leave, vacation, severance, cafeteria, pre-tax premium, flexible spending or other contribution, benefit or payment of any kind, and plans, programs, contracts or arrangements providing for contributions, benefits or payments in the event of a change of ownership or control in whole or in part of the Company or any Subsidiary (all such employee benefit plans and other benefit plans, programs, contracts or arrangements, whether written or oral, hereinafter individually and collectively called the
"Employee Benefit Plans"). Except as set forth in the Seller Disclosure
Schedule, neither the Company nor any Subsidiary has any obligation other than as required by applicable Law, to amend any Employee Benefit Plan so as to increase

                                       25

benefits thereunder or otherwise or to establish any new benefit plan, program, contract or arrangement.

       (b)    No Employee Benefit Plan is subject to Title IV of ERISA, Section
302 of ERISA or Section 412 or 413(c) of the Code. No member of the Group is a party to, or participates in, or has any obligation or liability, contingent or otherwise, with respect to any multiemployer plan (as defined in Section 3(37)
of ERISA). Neither the Company nor any Subsidiary sponsors or maintains any nonqualified deferred compensation plan that is or could become subject to
Section 409A of the Code.

       (c)    Any and all amounts which any member of the Group is required to pay, deduct or remit, as contributions or otherwise, with respect to the
Employee Benefit Plans, have been timely paid, deducted, remitted or accrued.

       (d)    Except as set forth in the Seller Disclosure Schedule, each
Employee Benefit Plan has been established, maintained, operated and administered in all material respects in accordance with its terms and all applicable Law. Each Employee Benefit Plan which is intended to be "qualified"
within the meaning of Sections 401(a) and 501(a) of the Code (a "Qualified
Plan") is the subject of an Internal Revenue Service opinion letter as to its qualified status and nothing has occurred to adversely affect such qualified status. There are no pending, threatened or anticipated Actions, suits, claims, trials, demands, investigations, arbitrations or proceedings (other than routine claims for benefits) involving any of the Employee Benefit Plans with respect to or affecting the Company or any Subsidiary or any current or former employee of the Company or any Subsidiary. There have been no nonexempt "prohibited transactions" within the meaning of Section 406 of ERISA or Section 4975 of the
Code with respect to any of the Employee Benefit Plans.

       (e)    A complete and correct copy of each of the Employee Benefit Plans and governing documents thereof, and all amendments thereto, whether currently effective or to become effective at a later date, and all contracts and agreements relating thereto, or to the funding thereof (including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements, administration and recordkeeping agreements) have been delivered to Purchaser. In the case of any
Employee Benefit Plan that is not in written form, an accurate and complete description of such Employee Benefit Plan has been delivered to Purchaser. With respect to each Employee Benefit Plan, Company has delivered to Purchaser a complete and correct copy of each of (i) the three most recent annual reports
(Form 5500 series), including any schedules thereto and audit reports, (ii) the most recent summary plan description (including summaries of material modification), and a copy of any other material or documents distributed to any
Employee, participant or any beneficiary in connection with any Employee Benefit
Plan, (iii) the most recent Internal Revenue Service opinion letter, and (iv) in the case of any funded Employee Benefit Plan, to the extent not included in the annual reports (Form 5500 series) delivered to Purchaser, a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradable) held with respect thereto.

                                       26

       (f)    There have been no material adverse changes in the financial condition of the respective Employee Benefit Plans (or other information provided hereunder) from that stated in each Employee Benefit Plan's most recent of such annual reports.

       (g)    No Employee Benefit Plan provides benefits including, without limitation, death or medical benefits (whether or not insured), with respect to any employees, former employees or directors of the Company or any Subsidiary beyond their retirement or other termination of service, other than group health continuation coverage mandated by applicable Law.

       (h)    Except as set forth in the Seller Disclosure Schedules, neither the execution and delivery by the Company of this Agreement nor the consummation by the Company of the transactions contemplated hereby shall (either alone or upon the occurrence of additional events or acts) (x) require the Company or any
Subsidiary to make any payment to, or obtain any consent or waiver from, any officer, director, employee, consultant or agent of any member of the Group
(other than the Sellers) or (y) accelerate vesting or payment of any benefits or any payments, increase the amount or value of any benefit or payment or result in the payment of or obligation to pay any "excess parachute payment" (within the meaning of Section 280G of the Code).

       (i)    Except as set forth on the Seller Disclosure Schedule, neither the
Company nor any Subsidiary is a party to any Contract that results or could result in any amount that is not deductible under Code Section 162(m), Code
Section 280G, or Code Section 404, or any similar provision of applicable Law.

       3.22   ACCOUNTS RECEIVABLE. Except to the extent of the amount of the reserve for doubtful accounts reflected in the Company Audited Financial
Statements or as set forth on the Seller Disclosure Schedule, all Accounts
Receivable of the Company or any Subsidiary reflected therein and all Accounts
Receivable that have arisen since June 30, 2006 (except Accounts Receivable that have been collected since such date) are valid and enforceable claims and constitute bona fide Accounts Receivable resulting from the sale of goods and services in the ordinary course of business.

       3.23   MAJOR CUSTOMERS. The Seller Disclosure Schedule lists, by dollar volume paid for the year ended June 30, 2006, all customers of the Company and each Subsidiary, taken as a whole, who purchased at least $100,000 in goods and services (collectively, the "Major Customers"). The relationships of Company and each Subsidiary with the Major Customers are reasonable commercial working relationships and: (i) all amounts owing from the Major Customers, if not in dispute, have been paid in accordance with their respective terms; (ii) none of the Major Customers within the last twelve months has threatened in writing to cancel, or otherwise terminate, the relationship of such Major Customer with the
Company or any Subsidiary; and (iii) none of the Major Customers during the last twelve months has decreased materially, or threatened in writing to decrease or limit materially, its relationship with the Company or any Subsidiary or, to the
Knowledge of the Sellers, intends to decrease or limit materially its relationship with the Company or any Subsidiary. To the Knowledge of the
Sellers, no Major Customer is insolvent or has claimed protection under applicable bankruptcy laws. Neither the Company nor any Subsidiary has given (or agreed to give) any discount, free

                                       27

goods, rebate or other incentive to any customer of the Company or any
Subsidiary in order to induce any such customer to accelerate the timing of orders to the Company or any Subsidiary.

       3.24   AIRCRAFT OPERATIONS.

       (a)    The Company and each Subsidiary holds a valid and current Air
Carrier Certificate or Operating Certificate pursuant to FAR Part 119.

       (b)    All aircraft owned, leased or operated by Company and its
Subsidiaries are included on Company's Part 135 Certificate.

       (c)    The Company and each Subsidiary has been granted an exemption certificate by the United States Department of Transportation exempting each of them from economic regulatory provisions as provided in Section 298 of the
Aviation Economic Regulations.

       (d)    Neither the Company nor any Subsidiary is under, or has been the subject of, any investigation or enforcement action by the FAA, the DOT or any
Foreign Aviation Authority for violations of any regulations of either thereof.

       (e)    The Company and each Subsidiary is in compliance with all
applicable provisions of the FAA Regulations, including but not limited to
Subpart K of Part 91 thereof.

       (f)    Neither the Company nor any Subsidiary has been granted any waivers of any requirements under Part 91 of the FAA Regulations.

       (g)    The Company and each Subsidiary holds all licenses, certificates, permits and franchises from the appropriate Government Authorities, including, without limitation, the FAA, DOT and all Foreign Aviation Authorities, necessary to authorize Company and each Subsidiary to lawfully engage in air transportation and to carry on commercial passenger service as currently conducted.

       (h)    All pilots in the employ of the Company and each Subsidiary hold all current licenses and certificates as are required by the FAA are up-to-date in their recurrent training status, and have at least the minimum total pilot hours required by any policy of insurance covering the aircraft they fly for the
Company or any Subsidiary.

       (i)    The Company maintains a drug and alcohol testing program, approved by the FAA, pursuant to which all employees of the Company and each Subsidiary are subject to regular testing.

       (j)    The Company and each Subsidiary is a Citizen of the United States.

       (k)    All aircraft owned by, leased to or operated by the Company or any
Subsidiary have been duly certificated by the FAA as to type and airworthiness, are in a condition in accordance with the relevant manufacturer's maintenance program and are in the specifications and configuration set forth in the documents delivered to the Purchaser.

                                       28

       (l)    All aircraft owned, leased or operated by the Company or any
Subsidiary have been enrolled in a FAA approved inspection program.

       (m)    No aircraft owned by, leased to or operated by the Company or any
Subsidiary has been involved in any incident (i) reportable to the FAA or the
NTSB, or (ii) which caused damage in excess of $100,000

       (n)    No airworthiness directives issued by the FAA or the country of manufacture are past due against any Aircraft owned by, leased to or operated by the Company or any Subsidiary.

       (o)    The Company has paid or caused to be paid all fees or charges assessed and due against the Company or any Subsidiary (or any aircraft owned by or leased to or operated by the Company or any Subsidiary) by any airport or air navigation authority.

       (p)    There are no Actions pending or, to the Knowledge of the Sellers, threatened in respect of any aircraft owned by, leased to or operated by the
Company or any Subsidiary which, if unsatisfied, would give rise to a Lien over such aircraft.

       (q)    There are no Actions which have been asserted or, to the Knowledge of the Sellers, threatened against the Company or any Subsidiary arising out of the sale or lease of any aircraft (or any interests therein) by the Company or any Subsidiary.

       (r)    The Company has provided to Purchaser current insurance
certificates together with an independent insurance broker's reports relating to all insurances maintained with respect to aircraft owned by, leased to or operated by the Company or any Subsidiary.

       3.25   PRODUCT AND SERVICE WARRANTIES. Except in the ordinary course of business or pursuant to applicable Laws, neither the Company nor any Subsidiary has furnished any warranty, guaranty and or other similar undertaking with respect to contractual performance. Neither the Company nor any Subsidiary has been notified of any material claims for, and to the Knowledge of the Sellers, there are no threatened material claims for, any returns, recalls, warranty obligations or product services relating to any of the material assets of the
Company or any Subsidiary.

       3.26   BANK ACCOUNTS. The Seller Disclosure Schedule sets forth a complete list of (i) all bank accounts, savings deposits, money-market accounts, certificates of deposit, safety deposit boxes, and similar investment accounts with banks or other financial institutions maintained by or on behalf of the
Company or any Subsidiary showing the depository bank or institution address, appropriate bank contact personnel, account number and names of signatories, and
(ii) the names of all Persons holding powers of attorney from the Company or any
Subsidiary. True, correct and complete copies of all powers of attorney granted by the Company or any Subsidiary have been provided to Purchaser.

       3.27   NO FINDER. Except as set forth on the Seller Disclosure Schedule, neither the Company nor any Subsidiary or any party acting on their behalf, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated hereby.

                                       29

                                  ARTICLE IV.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

       Purchaser represents and warrants to each Seller as set forth below:

       4.1    ORGANIZATION; GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of
Delaware.

       4.2    AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. Purchaser has
full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, subject to obtaining Stockholder Approval. Other than obtaining Stockholder Approval, all corporate acts and other proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement have been duly and properly taken. This Agreement has been duly executed and delivered by Purchaser, and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

       4.3    NON-CONTRAVENTION. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not (or would not with the giving of notice or the passage of time):

       (a)    constitute a violation or breach of the certificate of
incorporation or the by-laws of Purchaser;

       (b)    constitute a default under or a violation or breach of, or result in the acceleration of any obligation under, any provision of any material
Contract or other instrument to which Purchaser is a party or by which any of the assets of Purchaser is bound; or

       (c)    assuming the consents described in Section 4.4 have been received, violate any Order or any Law affecting Purchaser or its assets.

       4.4    CONSENTS AND APPROVALS. Except as set forth in Purchaser
Disclosure Schedule, no consent, approval, waiver, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental
Authority or other Person (other than Stockholder Approval) is required to be obtained by or on behalf of Purchaser in connection with, or as a condition of the lawful execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

       4.5    SEC REPORTS. Purchaser has filed all forms, reports and documents required to be filed by it with the SEC since February 24, 2005 (collectively, the "SEC Reports"). Except as set forth on the Purchaser Disclosure Schedule, the SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made,

                                       30

not misleading. Except as set forth on the Purchaser Disclosure Schedule, each of the balance sheets (including the related notes) included in the SEC Reports presents fairly in all material respects the consolidated financial position of
Purchaser as of the respective dates thereof, and the other related financial statements (including the related notes) included therein presented fairly in all material respects the consolidated results of operations and changes in financial position of Purchaser for the respective periods indicated, except, in the case of interim financial statements, for year-end audit adjustments, consisting only of normal recurring accruals. Except as set forth on the
Purchaser Disclosure Schedule, each of the financial statements (including the related notes) included in the SEC Reports has been prepared in accordance with
GAAP, consistently applied, except as otherwise noted therein or, in the case of the unaudited financial statements, as permitted by the applicable rules and regulations of the SEC.

       4.6    PURCHASE PRICE. The shares of Purchaser Common Stock issued as
Purchase Price, when issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, will be free and clear of any Liens and other restrictions on transfer (other than restrictions on transfer under applicable federal and state securities laws, and restrictions applicable to the Sellers pursuant to the Stockholders Agreement) and will not be subject to preemptive rights or rights of first refusal.

       4.7    LITIGATION AND CLAIMS. There is no Action pending or, to the knowledge of Purchaser, threatened, against or affecting Purchaser with respect to the propriety or validity of the transactions contemplated hereby.

       4.8    CAPITALIZATION. The authorized capital stock of Purchaser consists of (a) 30,000,000 shares of Purchaser Common Stock, of which 8,400,000 shares are issued and outstanding and 14,700,000 shares are reserved for issuance upon exercise of outstanding warrants and an option held by Purchaser's underwriter, and (b) 1,000,000 shares of preferred stock, $0.0001 par value per share, none of which are issued or outstanding. Except as set forth in this Section 4.8, no shares of Purchaser's capital stock are issued, outstanding or reserved for issuance. All the outstanding shares of capital stock of Purchaser have been duly authorized and validly issued and are fully paid and non-assessable, free and clear of all Liens. The rights, preferences, privileges and restrictions applicable to Purchaser's capital stock are as set forth in Purchaser's currently effective Certificate of Incorporation, as amended. Except as set forth in this Section 4.8, there are no outstanding subscriptions, warrants, options, contracts, rights (preemptive or otherwise), calls, demands, commitments, voting agreements, voting trusts proxies or other arrangements of any character binding on Purchaser relating to any authorized and issued or unissued shares of capital stock of Purchaser, or other instruments binding on
Purchaser convertible into or exchangeable for such stock, or which obligate
Purchaser to seek authorization to issue additional shares of any class of stock, nor will any be created by virtue of this Agreement or the transactions contemplated hereby. None of the shares of capital stock of Purchaser were issued in violation of any applicable Laws.

       4.9    NO FINDER. Except as set forth on Purchaser Disclosure Schedule, neither Purchaser nor any party acting on its behalf, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated hereby.

                                       31

       4.10   BOARD APPROVAL. The Board of Directors of the Purchaser (including any required committee or subgroup of the Board of Directors of Purchaser) has, as of the date of this Agreement, determined that the fair market value of the
Company is equal to at least 80% of Purchaser's net assets.

       4.11   TAX FREE MERGER.

       (a)    Purchaser has no plan or intention to sell or otherwise dispose of any capital stock of the Company acquired in the transactions contemplated hereunder, or to take any action, which would result in Purchaser not being in control of the Company after the acquisition, other than, in each case, actions permitted by section 368(a)(2)(C) of the Code and the Treasury Regulations
issued thereunder.

       (b)    Purchaser does not currently own any shares of capital stock of the Company.

       (c)    Following the acquisition, Purchaser will cause the Company to continue the Company's historic business or to use a significant portion of the
Company's historic business assets in a business within the meaning of section
1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, the Company on the Closing Date constitute the Company's historic business assets and historic business, respectively.

       (d)    Purchaser does not have a plan or intention to require, and, to
Purchaser's knowledge, no person related to Purchaser within the meaning of
Treasury Regulation section 1.368-1(e)(3) has a plan or intention to acquire, any Purchaser stock issued in the acquisition, other than pursuant to a share repurchase program described in Revenue Ruling 99-58

                                   ARTICLE V.

                        ACTION PRIOR TO THE CLOSING DATE
                        --------------------------------

       From and after the execution of this Agreement until the Closing Time (or earlier termination of this Agreement in accordance with Section 10.1):

       5.1    CONDUCT OF BUSINESS.

       (a)    The Sellers shall, and shall cause the Company and each Subsidiary to, (i) continue to conduct the business of the Company and each Subsidiary in the ordinary course thereof and use its commercially reasonable efforts to maintain its business in substantially the same manner as heretofore, carry on its business practices in substantially the same manner as heretofore and keep their books of account, records and files in a manner consistent with past practice, (ii) use its commercially reasonable efforts to preserve the organization of the business of the Company and each Subsidiary intact and to retain the services of the employees of the Company and each Subsidiary and to preserve the goodwill of the suppliers and customers of the business of the
Company and each Subsidiary, (iii) pay and perform all of the debts, obligations and liabilities of the Company and each Subsidiary as and when due and manage the working capital of the Company and each Subsidiary consistent with past practice; (iv) maintain all of their material assets in a manner consistent with past practices and not take any action adverse to the preservation of such material assets, (v) fully satisfy all obligations, on a timely basis, under

                                       32

each Employee Benefit Plan, including, without limitation, all contribution obligations, and to administer, operate and maintain each such Employee Benefit
Plan in accordance with its terms and all applicable Laws, including with respect to any Qualified Plan, the qualification requirements of the Code; (vi)
comply in all material respects with all Laws applicable to the Company and each
Subsidiary; (vii) insure and keep fully insured all properties of the Company and each Subsidiary, customarily insured by companies carrying on a similar business, but in no event to a lesser extent than existed prior to the execution of this Agreement; (viii) comply in all material respects with the requirements of Environmental Laws and to notify Purchaser immediately in the event of any release or discovery of any Hazardous Substance or contaminant at, upon, under, over or within any Company Property and promptly forward to Purchaser copies of all Orders, notices, permits, applications or other communications and reports in connection with any release or the presence of any contaminant or any matters relating to Environmental Laws as they affect any Company Property; (ix) defend the title to and all of the Company's and each Subsidiary's rights in all of the material Company Intellectual Property; (x) prepare and file all Company Tax
Returns required to be filed after the date hereof and on or before the Closing
Date in a timely manner and in a manner consistent with prior years and applicable Tax Laws, and timely pay all Taxes shown thereon; (xi) pay, or establish adequate reserves for the payment of, all Taxes payable for taxable periods or portions thereof ending through the Closing Date, (xii) obtain, renew and otherwise keep in full force and effect all authorizations, licenses, certificates and permits from the appropriate federal, state and local
Governmental Authorities, including, without limitation, the FAA, DOT and all
Foreign Aviation Authorities, necessary to authorize the Company and each
Subsidiary to lawfully engage in air transportation and to carry on commercial passenger service as currently conducted and as may from time to time be necessary to enable it lawfully to own, lease or operate aircraft and to perform the obligations herein undertaken by it, and observe and comply with the terms and conditions of any such authorizations, licenses, certificates and permits, and (xiii) conduct the business of the Company and each Subsidiary in such a manner that, on the Closing Date, the representations and warranties of the
Sellers contained in this Agreement shall be true, correct and complete as if such representations and warranties were made on and as of such date.

       (b)    Notwithstanding Section 5.1(a) hereof, the Sellers shall not, and shall cause the Company and each Subsidiary not to, without the prior written consent of Purchaser:

                     (i)    make any material change in the business or the
              operations of the Company or any Subsidiary;

                     (ii)   (A) incur, pay or discharge any liability or
              obligation (absolute, accrued, contingent or otherwise), (B) sell or transfer any property, or (C) acquire or sell, lease, grant an interest in or dispose of any assets or businesses, in each case, other than in the ordinary course of business consistent with past practice, or otherwise incur any Indebtedness;

                     (iii)  other than business-related advances to employees in the ordinary course of business, consistent with past practice,
              (A) guarantee or assume any other obligation of any Person, or (B)
              make any loan or advance to any Person;;

                                       33

                     (iv)   waive any right of value owed to, cancel any debt
              owed to, or claims held by, the Company or any Subsidiary, except in the ordinary course of business consistent with past practice;

                     (v)    settle or compromise any Action (other than an
              Action involving a claim for Taxes, which shall be governed by clause (vi) below);

                     (vi)   (A) make or rescind any Tax election, (B) settle or
              compromise any Action relating to Taxes, (C) make a request for a written ruling of any Governmental Authority relating to Company
              Taxes, (D) enter into a written legally binding agreement with a
              Governmental Authority relating to Company Taxes, or (E) except as required by Law, change any of its methods of reporting income or deductions for federal income Tax purposes from those previously employed in the preparation of its federal income Tax Returns;

                     (vii)  make any change in the methods of accounting or
              accounting principles applied in the preparation of the financial statements of the Company or any Subsidiary other than a change which is required by reason of a concurrent change in Law or GAAP;

                     (viii) (A) adopt, terminate, amend in any respect (except
              as required by this Agreement or applicable Law and, to the extent required by applicable Law and if compliance therewith presents options, only to the extent that the option chosen is the option which the Company reasonably believes to be the least costly), fund or secure any benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment, paid time off for sickness or other plan, program or arrangement for the compensation or benefit of its employees, consultants or directors, (B) grant any general increase (other than increases required under a Contract) in the compensation of its employees (including any such increase pursuant to any bonus, profit sharing or other compensation or incentive plan, program or commitment) or any increase (other than increases required under a Contract) in the compensation payable or to become payable to any officer or director or (C) completely or partially withdraw (within the meaning of Section 4201 of
              ERISA) from any Multiemployer Plan;

                     (ix)   amend, modify, terminate or breach any Material
              Contract in any material respect, or enter into any Contract which, had such Contract been entered into prior to the date hereof, would qualify as a Material Contract;

                     (x)    enter into, amend or modify any collective
              bargaining agreements;

                     (xi)   authorize, undertake, or enter into any commitment
              with respect to, capital expenditure projects individually in excess of $100,000 or in the aggregate in excess of $500,000 (or the equivalent amount in such other currencies in which the
              Company or any Subsidiary conducts business);

                     (xii)  amend the articles or certificates of incorporation, as applicable, or by-laws or other governing documents of the
              Company or any Subsidiary;

                                       34

                     (xiii)  issue, deliver, or agree (actually or contingently)
              to issue or deliver (whether pursuant to any option or otherwise), or grant or modify any option, warrant or other right to purchase or otherwise acquire, any shares of the capital stock of the
              Company or any Subsidiary, or any security convertible into or exchangeable for, any shares of such capital stock, or issue or agree to issue any bonds, notes, or other securities;

                     (xiv)   split, combine or reclassify any shares of the
              capital stock of the Company or any Subsidiary, retire, redeem or otherwise acquire any shares of the capital stock of the Company or any Subsidiary, or declare, set aside or make any dividend or distributions of cash or other property in respect of the capital stock of the Company or any Subsidiary, or agree to do any of the foregoing;

                     (xv)    fail to maintain in force, or make any change in
              (except in the ordinary course of business), the insurance coverage contemplated by Section 3.12 (or substantially equivalent replacement coverage) as being maintained by the Company or any
              Subsidiary;

                     (xvi)   issue any communication to employees of the Company
              or any Subsidiary with respect to compensation, benefits or employment continuation or opportunity following the Closing, except as required by Law;

                     (xvii)  enter into any partnership or joint venture
              agreement or arrangement or any similar agreement or arrangement;

                     (xviii) enter into any Contract which would require a
              consent thereunder with respect to the consummation of the transactions contemplated hereby;

                     (xix)   enter into a voluntary recognition agreement or
              other Contract with, or otherwise voluntarily recognize, any employee association, labor union or other similar organization with respect to any employees of the Company or any Subsidiary; or

                     (xx)    agree, whether in writing or otherwise, to do any
              of the foregoing.

       5.2    NOTIFICATION OF CERTAIN MATTERS. The Sellers, on the one hand, or
Purchaser, on the other hand, will, in the event of, and promptly after the occurrence of, or promptly after becoming aware of the occurrence of, or the impending or threatened occurrence of, any event or condition which would constitute a breach of any of the representations and warranties contained in
Article II, Article III or Article IV, or would result in the inability of any condition contained in Articles VII or VIII to be satisfied or would otherwise prevent it from consummating the transactions contemplated hereby, give detailed written notice thereof to Purchaser or the Sellers, as the case may be, and each of the Sellers or Purchaser, as the case may be, shall use its reasonable best efforts to prevent or promptly to remedy such event, condition or breach. None of the disclosures pursuant to this Section 5.2 or investigations enabled or performed pursuant to Section 5.3 will be deemed to qualify, modify, or amend or supplement the representations, warranties or covenants of any party.

                                       35

       5.3    ACCESS. Subject to the terms of the Confidentiality Agreement, the
Sellers shall afford Purchaser's employees, auditors, legal counsel and other authorized representatives and advisors all reasonable opportunity and access during normal business hours to inspect, investigate and audit the assets, liabilities, Contracts, Books and Records, operations and business of the
Company and each Subsidiary and to interview the employees and officers of the
Company and each Subsidiary. The Sellers shall also permit Purchaser to meet with the customers and other business partners of the Company and each
Subsidiary to discuss the business conducted between the Company and each
Subsidiary and such customers and business partners. At the request of
Purchaser, the Sellers shall execute or cause to be executed, such consents, authorizations and directions as may be necessary to enable Purchaser and its representatives to obtain access to all files and records maintained by
Governmental Authorities in respect of the Company, the Subsidiaries and their respective businesses.

       5.4    ISSUANCE OF PURCHASER SECURITIES. Purchaser shall not, without the prior written consent of the Sellers, issue, deliver, or agree (actually or contingently) to issue or deliver (whether pursuant to any option or otherwise), or grant or modify any option, warrant or other right to purchase or otherwise acquire, any shares of the capital stock of the Purchaser, or any security convertible into or exchangeable for any shares of such capital stock, or issue or agree to issue any bonds, notes, or other securities, except for issuances of securities upon exercise of options, warrants or other securities outstanding as of the date hereof.

       5.5    STANDSTILL. From and after the date hereof unless and until this
Agreement shall have been terminated in accordance with its terms, the Purchaser and the Sellers hereby agree and shall cause their respective directors, officers, Affiliates, employees, attorneys, accountants, representatives, consultants and other agents (collectively, "Representatives"), and the Sellers shall cause the Company and each Subsidiary: (i) to immediately cease any existing discussions or negotiations with any Person conducted heretofore, directly or indirectly, with respect to any Business Combination; (ii) not to directly or indirectly solicit, initiate, encourage or facilitate the submission of proposals or offers from any Person other than the parties to this Agreement or their Representatives relating to any Business Combination, or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish any information to any Person other than the parties to this Agreement or their Representatives in connection with, any proposed or actual Business
Combination, provided, however, that Purchaser's obligations under this Section
5.5 shall be subject to applicable Law and the exercise of its fiduciary duties
(in the good faith judgment of its board of directors based on the advice of independent legal counsel). The Sellers shall immediately notify any Person who contacts any Seller, the Company or any Subsidiary, and the Purchaser shall immediately notify any Person who contacts the Purchaser, with respect to any proposed Business Combination of the existence of this Agreement. Each party shall also notify the other party regarding any contact between them or their respective Representatives (and in the case of the Sellers, the Company and each
Subsidiary), and any other Person regarding such proposed Business Combination.

       5.6    PURCHASER STOCKHOLDER APPROVAL.

       (a)    Purchaser shall, as soon as practicable following its receipt of
(x) all required information for inclusion in the Proxy

                                       36

Statement (as hereinafter defined) from the Company and the Subsidiaries and (y)
the consent of J.H. Cohn with respect to the inclusion in the Proxy Statement of the audited financial statements of the Company and the Subsidiaries prepared by
J.H. Cohn, file with the Securities and Exchange Commission (the "SEC") a proxy statement in preliminary form or such other form, statement or report as may be required under the federal securities laws (such proxy statement or such other form, and any amendments or supplements thereto being the "Proxy Statement")
relating to a stockholders meeting (the "Stockholder Meeting") to be held by
Purchaser to obtain Stockholder Approval (as hereinafter defined). Purchaser shall duly call, give notice of, convene and hold the Stockholder Meeting and solicit proxies as promptly as reasonably practicable in accordance with applicable law for the purpose of seeking Stockholder Approval. "Stockholder
Approval" shall mean (i) the affirmative vote of the holders of a majority of the shares of the issued and outstanding voting stock of Purchaser in favor of the transactions contemplated by this Agreement and (ii) the holders of less than 20% of the Purchaser Common Stock issued in Purchaser's initial public offering shall have exercised their conversion rights with respect to their shares of Purchaser Common Stock in connection with such vote, all in accordance with, and as required by, Purchaser's Amended and Restated Certificate of
Incorporation.

       (b)    Purchaser agrees that the Proxy Statement will comply in all material respects with all of the requirements of the Exchange Act and Purchaser will ensure that the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Purchaser with respect to information supplied by the Company or the Sellers for inclusion in the Proxy Statement.
Purchaser shall promptly correct any information provided by it for use in the
Proxy Statement if and to the extent that such information becomes false or misleading and shall take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and disseminated to its stockholders, in each case as and to the extent required by the Exchange Act. Purchaser shall give the
Sellers and their counsel a reasonable opportunity (but no more than 5 Business
Days) to review and comment on the Proxy Statement, and any amendments or supplements thereto, prior to the filing of any such documents with the SEC and
Purchaser will give due consideration to the Sellers' comments. Purchaser will provide to the Sellers and their counsel any comments that Purchaser or its counsel may receive from the SEC or its staff, whether written or oral, with respect to the Proxy Statement promptly after receipt of any such comments.
Purchaser will use its reasonable best efforts to respond to any comments received from the SEC or its staff.

       (c)    The Sellers shall furnish to Purchaser all information concerning the Sellers, the Company and the Subsidiaries, their respective directors, officers and stockholders (including the directors of the Company to be elected as directors of Purchaser effective as of the Closing) and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Sellers, the Company and/or Purchaser to any third party and/or any
Governmental Authority in connection with the Proxy Statement (including, if required by the Exchange Act, copies of the unaudited consolidated balance sheets and statements of operations and cash flows of the Company and the
Subsidiaries for periods other than those covered by the Company Audited
Financial Statements, which will be prepared from the books and records of the
Company and its Subsidiaries, and will present fairly the assets, liabilities, income, losses, retained earnings, financial condition, results of operations and cash flows of the Company and its Subsidiaries for

                                       37

the periods and dates covered thereby, in conformity with GAAP, the Exchange Act and the rules and regulations of the SEC), and will ensure that none of such information (including any information included in the Seller Disclosure
Schedule, the Company Audited Financial Statements and any financial statements with respect to the Company and the Subsidiaries for any periods after June 30,
2006) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading. If at any time prior to Closing, a change in such information which would make the preceding sentence incorrect should occur, the Sellers will promptly notify Purchaser of such change. Purchaser shall promptly correct any such information in the Proxy Statement and shall take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and disseminated to its stockholders, in each case as and to the extent required by the Exchange Act.

       (d)    The Sellers shall use their reasonable best efforts to obtain the auditors' consents to the inclusion of the Company Audited Financial Statements in the Proxy Statement, and to otherwise provide as soon as reasonably practicable any information about the Company and the Subsidiaries required by the Exchange Act reasonably sufficient to permit Purchaser to prepare and file the Proxy Statement.

       (e)    Purchaser, through its board of directors, shall recommend to its stockholders that they give the Stockholder Approval and, subject to applicable
Law and the exercise of its fiduciary duties (in the good faith judgment of its board of directors based on the advice of independent legal counsel), shall not withdraw or modify its recommendation.

       5.7    NOTICE OF LITIGATION. Promptly after obtaining Knowledge of the commencement of or the threatened occurrence of any Action against or with respect to the Company, any Subsidiary or any capital stock of the Company, the
Sellers shall give detailed written notice thereof to Purchaser.

       5.8    FULFILLMENT OF CONDITIONS TO PURCHASER'S OBLIGATIONS. The Sellers
agree to use their reasonable best efforts to effectuate the transactions contemplated hereby and to fulfill the conditions contained in Article VII.

       5.9    FULFILLMENT OF CONDITIONS TO COMPANY'S OBLIGATIONS. Purchaser
agrees to use their reasonable best efforts to effectuate the transactions contemplated hereby and to fulfill the conditions contained in Article VIII.

       5.10   GOVERNMENTAL CONSENTS(a) Purchaser and the Sellers shall, as promptly as practicable following the execution and delivery of this Agreement make or cause to be made all filings, notices, petitions, statements, registrations, submissions of information, application or submission of other documents required by any Governmental Authority in connection with the transactions contemplated hereby. Each party will cause all documents that it is responsible for filing with any Governmental Authority under this Section 5.10 to comply in all material respects with all applicable Laws. Each such party shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of such filings or submissions. Each such party shall keep the other apprised of the status of any communications with, and any inquiries or requests for additional information from, any

                                       38

Governmental Authority and shall comply promptly with any such inquiry or request. Each such party shall use its best efforts to obtain any clearance required under applicable Law for the consummation of the transactions contemplated hereby.

       (b)    Any and all filing fees attributable to the filings made pursuant to this Section 5.10 shall be borne 50% by the Sellers and 50% by Purchaser.

       5.11   THIRD PARTY CONSENTS. The Sellers shall use their reasonable best efforts to obtain all consents from third parties which are required by the terms of any Contract or otherwise to be obtained in connection with the transactions contemplated hereby. Purchaser shall use its reasonable efforts to cooperate in obtaining any such consents, so long as Purchaser is not required to make any payments with respect thereto.

       5.12   PUBLICITY. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other party (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by Law, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance and shall make a reasonable effort to take into account such comments.

       5.13   EQUITY COMPENSATION PLAN. Purchaser will submit to its
stockholders for approval, as part of the Proxy Statement, a proposed equity compensation plan that would permit the granting of stock options, shares of restricted stock and other awards to such persons (including, but not limited to, management, directors and employees) in such amounts as may be determined by the Compensation Committee of Purchaser's board of directors (as constituted following the Closing). The pool of shares initially available for this plan will equal 1,500,000 of the total shares of Purchaser common stock expected to be outstanding immediately after the Closing.

                                  ARTICLE VI.

                         OTHER AGREEMENTS OF THE PARTIES
                         -------------------------------

       6.1    CONFIDENTIALITY.

       (a)    Each Seller agrees to hold confidential in accordance with commercial business practice all Confidential Information obtained in the course of its ownership of shares or participation in the ownership or management of the Company or otherwise which is non-public, confidential or proprietary in nature.

       (b)    Each Seller agrees that subject to any requirement of Law, such
Seller will keep such Confidential Information confidential and will not, without the prior written consent of Purchaser, be disclosed by such Seller to any Person. Each Seller agrees that Purchaser shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Section 6.1. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 6.1 by any
Seller but shall be in addition to all other remedies available at Law or equity. It is further understood and agreed that failure or

                                       39

delay by Purchaser in exercising any right, power or privilege under this
Section 6.1 shall not operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege under this Agreement. Each Seller hereby waives any requirement that Purchaser post a bond in connection with any claim for equitable relief.

       6.2    FURTHER ASSURANCES. From and after the Closing Date, each party shall, at any time and from time to time, make, execute and deliver, or cause to be made, executed and delivered, for no additional consideration but at the cost and expense of the requesting party (excluding any internal costs incurred, such as having any of the following reviewed by counsel) such assignments, deeds, drafts, checks, stock certificates, returns, filings and other instruments, agreements, consents and assurances and take or cause to be taken all such actions as the other party or its counsel may reasonably request for the effectual consummation and confirmation of this Agreement and the transactions contemplated hereby.

       6.3    TAX RETURNS

       (a)    The Sellers shall prepare or cause to be prepared and file or cause to be filed in a timely manner all Company Tax Returns for the Company and its Subsidiaries for all taxable periods ending on or prior to the Closing Date
("Pre-Closing Tax Periods"). Any such Tax Returns filed between the date hereof and the Closing Date for any Pre-Closing Tax Period shall be prepared, and each item thereon treated, in a manner consistent with past practices (including, without limitation, prior Tax elections and accounting methods or conventions), except as required by a change in the applicable Law.

       (b)    Purchaser shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company and its Subsidiaries for all taxable periods beginning before and ending after the Closing Date ("Straddle Periods")
which are filed after the Closing Date. All such Tax Returns with respect to
Pre-Closing Tax Periods with respect to which the Sellers have agreed to indemnify the Purchaser Group pursuant to Section 9.2 shall be prepared and filed in a manner that is consistent with past practices (including, without limitation, prior Tax elections and accounting methods or conventions), except as required by a change in the applicable Law.

       (c)    The Sellers shall pay or cause to be paid when due and payable all unreserved Taxes of the Company and its Subsidiaries for any Pre-Closing Tax
Period and any pre-Closing portion of a Straddle Period; and (ii) Purchaser shall pay or cause to be paid when due and payable, such Taxes for any Tax periods commencing on or after the Closing Date and any post-Closing portion of a Straddle Period.

       (d)    Purchaser and the Sellers agree to furnish or cause to be
furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Company and its Subsidiaries
(including, without limitation, access to books and records, employees, contractors and representatives) as is reasonably necessary for the filing of all Tax Returns, the making of any election related to Taxes, the preparation for and conduct of any audit by any Tax authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax Return. Such cooperation and information shall include providing copies of relevant Tax
Returns or portions thereof, together with accompanying schedules, related work papers and

                                       40

documents relating to rulings or other determinations by Tax Authorities at the sole cost of the requesting party. If reasonably requested by Purchaser, the
Sellers shall make a representative available on a basis mutually convenient to both parties to provide explanations of any documents or information provided hereunder. Purchaser and the Sellers shall retain all books and records with respect to Taxes pertaining to the Company and it Subsidiaries in their respective possession until the later of (i) the expiration of the statute of limitations of the Tax periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods prior to such expirations, and (ii) six years following the due date (without extension) for such Tax Returns. At the end of such period, each party shall provide the others with at least ten days' prior written notice before destroying any such books and records, during which period the parties receiving such notice can elect to take possession, at their own expense, of such books and records. Purchaser and the Sellers shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes involving the Company or any Subsidiary. Any information provided or obtained under this Section 6.3 shall be kept confidential except as may be otherwise necessary in connection with the filing of Tax Returns or in conducting an audit or other proceeding.

       (e)    The Sellers will pay all applicable transfer Taxes, sales and/or use Taxes, real property transfer or excise Taxes, recording, deed, stamp and other similar Taxes, fees and duties imposed under applicable Law upon the
Sellers incurred in connection with the transfer of the Purchase Shares.

       (f)    For all Tax purposes, Purchaser and the Sellers agree that they will report the transactions contemplated by this Agreement in a manner consistent with the terms of this Agreement, and all parties agree to file their
Tax Returns accordingly.

       6.4    CORPORATE INDEMNIFICATION.

       (a)    Following the Closing, Purchaser shall indemnify and hold
harmless, and provide advancement of expenses to, all current and former directors, officers and employees of Purchaser (in all of their capacities) (i)
to the same extent such persons are indemnified or have the right to advancement of expenses as of the date of this Agreement by the Purchaser pursuant to
Purchaser's certificate of incorporation, by-laws and indemnification agreements, if any, in existence on the date hereof with any current or former directors, officers and employees of Purchaser and (ii) without limitation to clause (i), to the fullest extent permitted by Law, in each case for acts or omissions occurring at or prior to the Closing Time (including for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby). Without limiting the foregoing, Purchaser agrees that all rights to indemnification (including any obligations to advance funds for expenses) and exculpation from liabilities for acts or omissions occurring at or prior to the Closing Time now existing in favor of the current or former directors, officers or employees of Purchaser as provided in its certificate of incorporation, by-laws, indemnification agreements or otherwise will survive the Closing and will continue in full force and effect in accordance with their terms and such rights will not be amended, or otherwise modified in any manner that would adversely affect the rights of individuals who on or prior to the Closing Time were directors, officers, employees or agents of Purchaser, unless such modification is required by Law.

                                       41

       (b)    In the event that Purchaser or any of its successors or assigns
(i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii)
transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Purchaser shall cause proper provisions to be made so that the successors and assigns of Purchaser assume the obligations set forth in this Section 6.4.

       (c)    For six years after the Closing Time, Purchaser shall maintain in effect the current policies of directors' and officers' liability insurance maintained by Purchaser (provided that Purchaser may substitute therefor policies with reputable and financially sound carriers of at least the same coverage and amounts containing terms and conditions which are no less advantageous) covering acts or omissions occurring at or prior to the Closing
Time with respect to those persons who are currently covered by Purchaser's directors' and officers' liability insurance policy (the "Purchaser Indemnified
Parties"), provided, however, that, if the Sellers elect, by giving written notice to Purchaser at least 30 days prior to the Closing Time, then, in lieu of the foregoing insurance, effective as of the Closing Time, Purchaser shall purchase a directors' and officers' liability insurance "tail" or "runoff"
insurance program for a period of six years after the Closing Time with respect to wrongful acts and/or omissions committed or allegedly committed at or prior to the Closing Time (such coverage shall have an aggregate coverage limit over the term of such policy in an amount not to exceed the annual aggregate coverage limit under the Purchaser's existing directors and officers liability policy, and in all other respects shall be comparable to such existing coverage).

       (d)    The obligations of Purchaser under this Section 6.4 shall not be terminated or modified after the Closing Time in such a manner as to adversely affect any Indemnified Party without the express written consent of such
Indemnified Party. The provisions of this Section 6.4 are (i) intended to be for the benefit of, and will be enforceable by, each Purchaser Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

       6.5    QUALIFICATION AS A "REORGANIZATION." From and after the date of this Agreement, each party hereto shall (i) not take any actions or cause any actions to be taken (other than actions contemplated by this Agreement) which could reasonably be expected to prevent the acquisition from qualifying as a
"reorganization" under section 386(a) of the Code, and (ii) advise the other parties promptly upon becoming aware of any circumstances that they believe could reasonably be expected to prevent the acquisition from so qualifying.

       6.6    INVESTOR RIGHTS AGREEMENT.

       Purchase hereby acknowledges that, in connection with an equity financing by the Company, the Company and certain holders of its Class A common stock are party to an Investors Rights Agreement, dated October 2, 2006, and Purchaser further acknowledges that in the event of the occurrence of the Closing ,
Purchaser shall become subject to, and shall comply with, its obligations arising under Section 2.1(a) and Sections 2.2 though 2.10 thereof.

                                       42

                                  ARTICLE VII.

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER
                ------------------------------------------------

       The obligation of Purchaser to consummate the transactions contemplated under this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by Purchaser, in its sole discretion:

       7.1    REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in Articles II and III which is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date hereof and at and as of the Closing Time as if made at and as of such time, except that the representations and warranties made by the Sellers which address matters only as of a particular date shall remain true and correct as of such date.

       7.2    PERFORMANCE. The Sellers shall each have performed and complied in all material respects with all covenants and agreements required by this
Agreement to be performed or complied with by them prior to or at the Closing
Time.

       7.3    NO MATERIAL ADVERSE EFFECT. Between the date of the execution of this Agreement and the Closing Date, the Company and its Subsidiaries shall not have suffered or experienced a Material Adverse Effect.

       7.4    CERTIFICATES. Purchaser shall have received (a) a certificate of the Sellers certifying to the fulfillment of the conditions specified in
Sections 7.1, 7.2, and 7.3 and (b) such other evidence with respect to the fulfillment of said conditions as Purchaser may reasonably request.

       7.5    NO INJUNCTION. There shall not be pending, threatened or in effect any injunction or restraining order issued by a court of competent jurisdiction in an Action against (i) the consummation of the transactions contemplated hereby, or (ii) the right of the Company or any Subsidiary to operate their respective businesses after Closing on substantially the same basis as currently operated.

       7.6    GOVERNMENT APPROVALS. The parties hereto shall have received all approvals from any applicable Governmental Authority necessary to consummate the transactions contemplated hereby, and the Company shall have taken all steps, if any, necessary to give appropriate notice of the changes in ownership of the
Company contemplated by this Agreement to the FAA, DOT and all Foreign Aviation
Authorities which have issued to the Company or any Subsidiary any authorization, certificate or permit to operate aviation services.

       7.7    THIRD PARTY CONSENTS. The Sellers shall have obtained and
delivered to Purchaser all written consents, approvals, waivers, notices or similar authorizations required to be obtained or given by the Sellers in order to consummate the transactions contemplated hereby, in form and substance reasonably satisfactory to Purchaser.

       7.8    RESIGNATIONS. Purchaser shall have received the written
resignations of all directors of the Company, effective as of the Closing Time.

                                       43

       7.9    RELEASES. The Sellers and each of the Persons referred to in
Section 7.8 shall have executed and delivered to Purchaser a general release with respect to events occurring prior to the Closing (each, a "Release") in substantially the form of Exhibit 2.

       7.10   LIENS. Evidence satisfactory to Purchaser of the release and discharge of any Liens specified in the Seller Disclosure Schedule in respect of
Section 3.7.

       7.11   STOCKHOLDER APPROVAL. Purchaser shall have received the
Stockholder Approval.

       7.12   EMPLOYMENT AGREEMENT. Steven Santo and John Waters shall have each executed and delivered an Employment Agreement, dated as of the Closing Date
(the "Employment Agreements"), in the forms attached hereto as Exhibits 3 and 4, respectively.

       7.13   STOCKHOLDERS AGREEMENT. The Sellers shall have entered into a
Stockholders Agreement, dated as of the Closing Date (the "Stockholders
Agreement"), in the form attached hereto as Exhibit 5.

       7.14   ESCROW AGREEMENT. The Sellers and Escrow Agent shall have entered into an Escrow Agreement, dated as of the Closing Date, (the "Escrow Agreement")
in the form attached hereto as Exhibit 6.

       7.15   GOOD STANDING. Purchaser shall have received short-form good standing certificates, or certificates of compliance relating to the Company and each subsidiary, dated within five Business Days of the Closing Date, issued by the Secretary of State of the State of Nevada and the jurisdiction of formation of each Subsidiary.

                                 ARTICLE VIII.

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS
               --------------------------------------------------

       The obligation of the Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the
Sellers:

       8.1    REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in Article IV which is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date hereof and at and as of the Effective Time as if made at and as of such time, except that the representations and warranties made by Purchaser which address matters only as of a particular date shall remain true and correct as of such date.

       8.2    PERFORMANCE. Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Purchaser prior to or at the Closing Time.

                                       44

       8.3    NO MATERIAL ADVERSE EFFECT. Between the date of the execution of this Agreement and the Closing Date, the Purchaser shall not have suffered or experienced a Purchaser Material Adverse Effect.

       8.4    CERTIFICATES. The Sellers shall have received (a) a certificate of an executive officer of Purchaser, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 8.1, 8.2 and 8.3; (b) a certificate of the Secretary of Purchaser, dated the Closing Date, setting forth the resolutions of the Board of Directors of Purchaser approving this Agreement and all other documents contemplated hereby, and authorizing the transactions hereby contemplated; and (c) such other evidence with respect to the fulfillment of any of said conditions as the Sellers may reasonably request.

       8.5    NO INJUNCTION. There shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in an Action against the consummation of the transactions contemplated hereby.

       8.6    GOVERNMENT APPROVALS. The parties hereto shall have received all approvals from any applicable Governmental Authority necessary to consummate the transactions contemplated hereby.

       8.7    THIRD PARTY CONSENTS. Purchaser shall have obtained and delivered to the Sellers any written consents, approvals, waivers, notices or similar authorizations required to be extended by Purchaser in order to consummate the transactions contemplated hereby, in form and substance reasonably satisfactory to the Sellers.

       8.8    STOCKHOLDER APPROVAL. Purchaser shall have received the
Stockholder Approval.

       8.9    EMPLOYMENT AGREEMENT. Purchaser shall have each executed and delivered each of the Employment Agreements.

       8.10   STOCKHOLDERS AGREEMENT. Purchaser and the Sellers shall have entered into the Stockholders Agreement.

       8.11   ESCROW AGREEMENT. Purchaser and Escrow Agent shall have entered into the Escrow Agreement.

       8.12   STOCK CERTIFICATES. Purchaser shall have received the Stock
Certificates, together with evidence satisfactory to Purchaser that Purchaser has been entered in the corporate records of each relevant entity as the holder of record of the Purchase Shares.

       8.13   GOOD STANDING. Purchaser shall have received long-form good standing certificates or certificates of compliance, where recognized (or the equivalent thereto in the relevant jurisdiction) relating to the Company and each Subsidiary, dated within five Business Days of the Closing Date, issued by the appropriate official of the respective jurisdictions of incorporation or organization, as the case may be, together with like certificates with respect to each jurisdiction in which the Company or any Subsidiary carries on business as listed in the Seller Disclosure Schedule in respect of Sections 3.1 and 3.2.

                                       45

       8.14   TRUST FUND. Purchaser shall have made appropriate arrangements with Continental Stock Transfer & Trust Company to have the Trust Fund disbursed to Purchaser immediately upon the Closing, subject to Purchaser's obligations with respect to costs and expenses incurred by or on behalf of Purchaser in connection with the transactions contemplated hereby.

       8.15   PURCHASER COMMON STOCK. Holders of twenty percent (20%) or more of the shares of Purchaser Common Stock issued in Purchaser's initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the
Trust Fund in accordance with Purchaser's Amended and Restated Certificate of
Incorporation.

       8.16   RESIGNATIONS. Sellers shall have received the written resignations of all directors of the Purchaser, effective as of the Closing Time.

                                  ARTICLE IX.

                                 INDEMNIFICATION
                                 ---------------

       9.1    SURVIVAL. All representations and warranties made herein (or in the certificates to be delivered pursuant to Sections 7.4 or 8.4 hereof) by the parties to this Agreement and their respective obligations, covenants and agreements to be performed pursuant to the terms hereof, shall survive the
Closing Time, provided, that, the representations and warranties made herein (or in such certificates) by the parties shall terminate on the date which is 30 days following the date on which Purchaser files its Form 10-K (or any applicable successor form) for the fiscal year ending June 30, 2008 with the
SEC, except that the representations and warranties set forth in Sections 2.3
(Title to Purchase Shares), 2.6 (No Finder), 3.5 (Capitalization; Options) and
3.27 (No Finder) shall survive the Closing Time indefinitely. Notwithstanding the foregoing, if written notice of any matter setting forth in reasonable detail a claim for a breach of any representation or warranty is given to
Purchaser or the Sellers, as the case may be, in writing pursuant to this
Agreement prior to the end of the applicable survival period, any such representation or warranty that would otherwise terminate shall be deemed to survive solely with respect to such matter until such matter is resolved.

       9.2    INDEMNIFICATION BY SELLERS.

       (a)    Each Seller, severally but not jointly, shall indemnify and hold harmless any Purchaser Group Member from and against and shall pay to the relevant Purchaser Group Member the amount of any and all Damages incurred by such Purchaser Group Member arising directly or indirectly from or in connection with any breach of any representation or warranty of such Seller contained in
Article II (including, without limitation, in any certificate provided in this
Agreement).

       (b)    Each Seller (it being understood that for the purpose of this
Section 9.2(b), "Sellers" shall be defined as Steven Santo, Camelot 27, LLC,
Jeffrey Kirby, John Waters, Kevin McKamey and Andiamo Aviation, LLC (provided, however, in the event of the dissolution of Andiamo Aviation then from the shares payable to Alfred Rapetti), jointly and severally, shall indemnify and hold harmless each Purchaser Group Member from and against any and all

                                       46

Damages incurred by such Purchaser Group Member arising directly or indirectly from or in connection with:

                     (i)    any breach or failure by any Seller to perform any
              of their respective covenants or other obligations contained in this Agreement (including, without limitation, in any certificate provided in this Agreement);

                     (ii)   any breach of any representation or warranty of any
              Seller contained in Article III of this Agreement (including, without limitation, in any certificate provided in this
              Agreement); and

                     (iii)  (x) any and all Taxes imposed upon or assessed
              against the Company or any Subsidiary as a result of being a member of any affiliated, consolidated, combined or unitary group or on account of transferee or secondary liability for Taxes, in either case for taxable periods or portions thereof ending on or before the Closing Date; (y) any and all Taxes of the Company or
              any Subsidiary for taxable periods or portions thereof ending on or before the Closing Date, to the extent that such Taxes exceed
              Taxes which are included as current liabilities (excluding any reserve for deferred Taxes established to reflect timing
              differences between book and Tax income) in the Company Audited
              Financial Statements; and (z) any all Taxes imposed upon or assessed against Purchaser, the Company or any Subsidiary or their respective assets as a result of the transfer of the Purchase
              Shares.

       9.3    INDEMNIFICATION BY PURCHASER. Purchaser will indemnify and hold harmless each Seller Group Member from and against and shall pay to the relevant
Seller Group Member the amount of any and all Damages incurred by such Seller
Group Member arising directly or indirectly from or in connection with:

       (a)    any breach or failure by Purchaser to perform any of its covenants or other obligations in this Agreement; and

       (b)    any breach of any representation or warranty of Purchaser
contained in this Agreement.

       9.4    LIMITATIONS ON INDEMNIFICATION.

       (a)    Notwithstanding the other provisions of this Article IX, no
Purchaser Group Member shall be entitled to be indemnified pursuant to Sections
9.2(a) and 9.2(b)(ii), and no Seller Group Member shall be entitled to be indemnified pursuant to Sections 9.3(b) unless and until the Damages incurred by
Purchaser Group Members or Seller Group Members, respectively, shall exceed an aggregate of $500,000 for all claims thereunder (the "Threshold"), and upon exceeding such aggregate amount, the Purchaser Group Members or Seller Group
Members, respectively, shall be entitled to be indemnified for all Damages
(including all Damages below such amount); provided, however, that Purchaser
Group Members shall be entitled to be indemnified for all Damages on a dollar-for-dollar basis from the first dollar of Damages, without regard to the
Threshold, incurred as a result of any breach of the representations and warranties set forth in Sections 2.1, 2.3, 2.6, 3.2, 3.3, 3.5, 3.16, 3.20, 3.21
and 3.27 or with respect to Taxes described in Section 9.2(a)(iii).

                                       47

       (b)    Notwithstanding the other provisions of this Article IX, with respect to any claim for Damages pursuant to Section 9.2(b), no Seller shall be liable for a percentage of such Damages in excess of the percentage of the
Purchase Price allocated to such Seller as set forth on Exhibit 1 hereto.

       (c)    The maximum aggregate amount of indemnification pursuant to
Sections 9.2(a), 9.2(b)(ii) or 9.2(b)(iii) that may be received by Purchaser
Group Members shall not exceed the Escrow Amount (the "Cap") and, except as set forth in the following sentence, the Escrow Amount shall be the sole source of recourse for indemnification under such Sections. Notwithstanding the preceding sentence, Purchaser Group Members shall be entitled to be indemnified for all
Damages, without regard to the Cap or the Escrow Amount, incurred as a result of any breach of the representations and warranties set forth in Sections 2.3, 2.6,
3.5 or 3.27, provided, further, however, that in the event of any breach of
Sections 2.3, 2.6, 3.5 or 3.27, Purchaser Group Members shall seek indemnification directly from the Sellers (it being understood that with respect to Sections 3.5 and 3.27, "Sellers" shall be limited to Steven Santo, Camelot
27, LLC, Jeffrey Kirby, John Waters, Kevin McKamey and Andiamo Aviation, LLC
(provided, however, in the event of the dissolution of Andiamo Aviation then from the shares payable to Alfred Rapetti) only after the entire Escrow Amount shall have been exhausted, distributed and/or reserved in connection with other pending claims by Purchaser Group Members.

       9.5    TAX TREATMENT OF INDEMNITY PAYMENTS. It is the intention of the parties to treat any indemnity payment made under this Agreement as an adjustment to the Purchase Price for all federal, state, local and foreign Tax purposes, and the parties agree to file their Tax Returns accordingly.

       9.6    NOTICE OF CLAIMS. Any Purchaser Group Member or Seller Group
Member seeking indemnification hereunder (an "Indemnitee") shall give to the party or parties obligated to provide indemnification to such Indemnitee (an
"Indemnitor") a notice ("Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based.

       9.7    THIRD PARTY CLAIMS. In the case of any third party Action as to which indemnification is sought by an Indemnitee, the Indemnitor shall have 20
Business Days after receipt of a Claim Notice to notify the Indemnitee that it elects to conduct and control such Action. If the Indemnitor elects to conduct and control such Action, the Indemnitor shall promptly to reimburse the
Indemnitee for the full amount of any Damages resulting from such Action, except fees and expenses of counsel for the Indemnitee incurred after the assumption of the conduct and control of such Action by the Indemnitor. If the Indemnitor does not give the foregoing notice, the Indemnitee shall have the right, at the sole expense of the Indemnitor, to conduct, control, settle and compromise such
Action, and the Indemnitor shall cooperate with the Indemnitee in connection therewith, provided, that the Indemnitee shall permit the Indemnitor to participate in such conduct or settlement through counsel chosen by the
Indemnitor, but the fees and expenses of such counsel shall be borne by the
Indemnitor. If the Indemnitor gives the

                                       48

foregoing notice, subject to the first and second sentences of this Section 9.7, the Indemnitor shall have the right, at the sole expense of the Indemnitor, to conduct and control such Action with counsel reasonably acceptable to the
Indemnitee, and the Indemnitee shall cooperate with the Indemnitor in connection therewith, provided, that (x) the Indemnitor shall permit the Indemnitee to participate in such conduct or settlement through counsel chosen by the
Indemnitee, but the fees and expenses of such counsel shall be borne by the
Indemnitee, and (y) the Indemnitor may not compromise or settle any such Action without the consent of the Indemnitee (which consent will not be unreasonably withheld or delayed) unless (i) there is no finding or admission of any violation of Law by the Indemnitee or any violation by the Indemnitee of the rights of any Person and such compromise or settlement will have no effect on any other claims that may be made against the Indemnitee, (ii) the sole relief provided is money Damages that are paid in full by the Indemnitor, (iii) the
Indemnitee shall have no liability with respect to any compromise or settlement and (iv) such settlement includes an unconditional release in favor of the
Indemnitee by the third-party claimant from all liability with respect to such claim. In the case of any third party Action as to which indemnification is sought by the Indemnitee which involves a claim for Damages other than solely for money Damages which could have a continuing effect on the business of the
Indemnitee, the Indemnitee and the Indemnitor shall jointly control the conduct of such Action. The parties hereto shall use their reasonable best efforts to minimize any Damages from claims by third parties and shall act in good faith in responding to, defending against, settling or otherwise dealing with such claims, notwithstanding any dispute as to liability under this Article IX.

       9.8    EFFECT OF INVESTIGATION. The right to indemnification, payment of
Damages or for other remedies based on any representation, warranty, covenant or obligation of any Seller contained in or made pursuant to this Agreement shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the date the Closing occurs, with respect to the accuracy of inaccuracy of or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition to the obligation of Purchaser to consummate the transactions contemplated by this
Agreement, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

       9.9    PAYMENT OF INDEMNIFICATION. For the purposes of this Article IX, the number of shares of Purchaser Common Stock delivered by the Sellers in satisfaction of any indemnification shall be based on the closing sale price of
Purchaser Common Stock as quoted on the Over-the-Counter Bulletin Board (or on a national securities market on which Purchaser Common Stock is then quoted for trading) on the trading day immediately preceding the Closing Date. Subject to
Section 9.4(c), in the event that the entire Escrow Amount shall have been exhausted, distributed or reserved in connection with indemnification claims or payments made pursuant to this Article IX, additional indemnification payments, if any, shall be made with shares of Purchaser Common Stock held by the Sellers unless the number of shares of Purchaser Common Stock is insufficient to satisfy any indemnification liability of the Sellers, in which case the balance of such liability shall be payable in cash. In addition, subject to Section 9.4(c),
Purchaser shall be entitled, if it so elects in its sole discretion, to set off any claim for Damages

                                       49

under this Article IX against the payments which may become payable to the
Sellers under Section 1.6 or 1.7 or any other sum due under this Agreement from
Purchaser to any Seller (provided that, if Purchaser withholds payment of any such Damages to set off any pending indemnification claim and it is determined pursuant to Section 9.2 that the amount withheld exceeds Purchaser's right to indemnification, Purchaser shall pay to the Sellers a sum equal to the amount of such excess). Purchaser shall exercise such right of set off by delivering written notice of such exercise to the Sellers, which notice shall set forth the amount being set off. Any such set off shall be applied proportionately among the Sellers.

       9.10   CLAIMS MANAGEMENT. In the event that any Purchaser Group Member asserts a claim for Damages pursuant to this Article IX against any of the
Sellers following the Closing and in the event that one or more of the Sellers
(or their designees) is an officer or director of Purchaser at the time such claim is asserted, then Purchaser shall establish a special committee of its
Board of Directors for the purpose of investigating, evaluating and managing all aspects of such claim on behalf of the Purchaser, including, without limitation, making all decisions regarding the prosecution, litigation, negotiation and settlement thereof. Such special committee shall be comprised solely of directors of the Purchaser other than those Sellers (or Affiliates of such
Sellers) who may have liability in connection with such claim, and such special committee shall be authorized to retain its own legal and financial advisors in connection with investigating, evaluating and managing such claim. All costs incurred by such special committee (including reasonable professional fees and expenses payable to such special committee's independent financial advisors and legal counsel) in connection with investigating, evaluating and managing such claim shall be advanced by the Company and shall be treated as Damages hereunder.

                                   ARTICLE X.

                                   TERMINATION
                                   -----------

       10.1   TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

       (a)    by mutual consent of Purchaser and the Sellers; or

       (b)    by Purchaser, if there has been (i) a material breach by any
Seller of his representations and warranties contained in this Agreement or (ii)
a material violation by any Seller of any covenant or agreement contained in this Agreement, provided, that written notice of such violation or breach shall have been given to the Sellers, and such violation or breach shall not have been cured within ten days of receipt of such notice; or

       (c)    the Sellers, if there has been (i) a material breach by Purchaser of its representations and warranties contained in this Agreement or (ii) a material violation by Purchaser of any covenant or agreement contained in this
Agreement, provided, that written notice of such violation or breach shall have been given to Purchaser and such violation or breach shall not have been cured within ten days of receipt of such notice; or

       (d)    by Purchaser, on the one hand, or the Sellers, on the other hand, if (i) the Stockholder Approval is not received at the Stockholder Meeting (or any adjournment thereof) or (ii) the Closing shall not have occurred by March 2,
2007 (unless the Closing shall have not

                                       50

occurred on or before such date due to a material breach of the representations and warranties or of a covenant by such party and/or the action or failure to act of the party seeking to terminate this Agreement).

       10.2   EFFECTS OF TERMINATION. In the event of a termination of this
Agreement pursuant to this Article X (i) all further obligations of the parties under this Agreement shall terminate, (ii) no party shall have any right under or in connection with this Agreement or the transactions contemplated hereby against any other party, and (iii) each party shall bear its own costs and expenses; provided, however, that the termination of this Agreement under this
Article X shall not relieve any party of liability for any material breach of this Agreement prior to the date of termination, or constitute a waiver of any claim with respect thereto.

                                   ARTICLE XI.

                                  MISCELLANEOUS
                                  -------------

       11.1   EXPENSES OF THE TRANSACTION. Each of the parties hereto agrees to pay such party's own fees and expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, legal and accounting fees and expenses. All such expenses incurred prior to the Closing
Time by the Company or any Subsidiary in connection with the transactions contemplated hereby shall be for the account of the Sellers, and neither
Purchaser, the Company nor any Subsidiary shall have any liability for such expenses following the Closing Time, provided, that such expenses will become the liability of Purchaser in the event of the occurrence of the Closing.

       11.2   NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by private courier, (ii) when actually delivered by registered or certified United States mail, return receipt requested, or (iii)
when sent by facsimile transmission (provided, that it is confirmed by a means specified in clause (i) or (ii)), addressed as follows:

       If to Purchaser to:

       Ardent Acquisition Corp.
       1415 Kellum Place
       Suite 205
       Garden City, NY 11530
       Attention:  Marc H. Klee
       Facsimile:  (516) 739-1034
       Telephone:  (516) 739-1017

       with a copy to:

       Katten Muchin Rosenman LLP
       575 Madison Avenue
       New York, New York  10022
       Attention:  David H. Landau, Esq.
       Facsimile:  (212) 940-8776
       Telephone:  (212) 940-6008

                                       51

       If to the Sellers to:

       Avantair, Inc.
       4311 General Howard Drive
       Clearwater, Florida  33762
       Attention:  Steven Santo
       Facsimile:  (727)539-7007
       Telephone:  (727) 539-0071

       with copies to:

       DLA Piper
       1251 Avenue of the Americas
       New York, NY  10020
       Attention: Doug Rappaport, Esq.
       Facsimile: (212)835-6001
       Telephone: (212)335-4947

       or to such other address as such party may indicate by a notice delivered to the other parties hereto.

       11.3   NO MODIFICATION EXCEPT IN WRITING. This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be affected by such change, modification or amendment, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to which performance is to be rendered. In the event that the parties contemplate any amendment to this Agreement following the Closing,
Purchaser shall establish a special committee of its Board of Directors for the purpose of evaluating, negotiating, drafting and executing such amendment, including, without limitation, making all decisions regarding the terms, condition and execution thereof on behalf of Purchaser. Such special committee shall be comprised solely of directors of the Purchaser other than the Sellers
(or Affiliates of the Sellers), and shall be authorized to retain its own legal and financial advisors in connection with such amendment. All costs incurred by such special committee (including reasonable professional fees and expenses payable to such special committee's independent financial advisors and legal counsel) in connection with such amendment shall be advanced by the Company.

       11.4   ENTIRE AGREEMENT. This Agreement, together with the Schedules,
Appendices and Exhibits hereto, sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them with respect to such subject matter.

       11.5   SEVERABILITY. If any provision of this Agreement or the
application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

                                       52

       11.6   ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. The Sellers shall not be permitted to assign their respective rights, or delegate their respective duties, under this Agreement without the prior written consent of Purchaser.
Purchaser shall not be permitted to assign its rights, or delegate its duties, under this Agreement without the prior written consent of Sellers.

       11.7   GOVERNING LAW.

       (a)    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts made and to be performed wholly within said State, without giving effect to the conflict of laws principles thereof.

       (b)    Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the
Southern District of New York or, if such court will not accept jurisdiction, the Supreme Court of the State of New York, New York County or any court of competent civil jurisdiction sitting in New York County, New York. In any action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above courts, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the
United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

       (c)    EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO A JURY
TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE
ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

       11.8   SPECIFIC PERFORMANCE. The parties agree that if any of the provisions of this Agreement were not performed by Purchaser, on the one hand, or the Sellers, on the other hand, in accordance with their specific terms or were otherwise breached by such parties, irreparable damage would occur, no adequate remedy at Law would exist and damages would be difficult to determine, and that the non-breaching party will be entitled to specific performance of the terms hereof. The parties waive any requirement for the posting of a bond in connection with any Action seeking specific performance; provided, however, that nothing herein will affect the right of any of the parties to seek recovery against any party hereto, at Law, in equity or otherwise, with respect to any covenants, agreements or obligations to be performed by such party or parties after the Closing Date.

       11.9   HEADINGS; REFERENCES. The headings appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof. Any reference in this

                                       53

Agreement (including in any Exhibit, Appendix or Schedule hereto) to a
"Section," "Article," or "Exhibit" shall mean a Section, Article or Exhibit of or to this Agreement unless expressly stated otherwise.

       11.10  INTERPRETATION. In this Agreement, (a) words used herein regardless of the gender specifically used shall be deemed and construed to include any other gender, masculine, feminine or neuter, as the context shall require, and (b) all terms defined in the singular shall have the same meanings when used in the plural and vice versa. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes. References to a Person are also its predecessors and permitted successors and assigns.

       11.11  THIRD PARTIES. Subject to Section 6.4(d), The provisions of this
Agreement are solely for the benefit of the parties hereto and shall not inure to the benefit of any third party.

       11.12  COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement. The parties hereto agree that this Agreement or document, certificate or instrument ancillary hereto may be executed by facsimile transmission and that the reproduction of signatures by facsimile or similar device shall be treated as binding as if originals, and each party agrees and undertakes to provide the other parties with a copy of such Agreement, document, certificate or instrument bearing original signatures forthwith upon demand by the other parties.

                            [SIGNATURE PAGE FOLLOWS]

                                       54

       IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement on the day and year first above written.

                                        ARDENT ACQUISITION CORP.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        ANDIAMO AVIATION, LLC

                                        ---------------------------------------
                                        By:
                                        Title:

                                        ---------------------------------------
                                        ALFRED RAPETTI

                                        CAMELOT 27, LLC

                                        ---------------------------------------
                                        By: Steven Santo
                                        Title: Member

                                        ---------------------------------------
                                        STEVEN SANTO

                                        ---------------------------------------
                                        JEFFREY KIRBY

                                        ---------------------------------------
                                        JOHN WATERS

                                        ---------------------------------------
                                        KEVIN MCKAMEY

                                   APPENDIX A

                                   DEFINITIONS

DEFINITIONS. The following terms when used in the Agreement shall have the respective meanings ascribed to them below:

"2007 EBITDA CALCULATION" has the meaning ascribed to such term in Section
1.6(a).

"2008 EBITDA CALCULATION" has the meaning ascribed to such term in Section
1.6(a).

"ACCOUNTING FIRM" has the meaning ascribed to such term in Section 1.6(d).

"ACCOUNTS RECEIVABLE" means: (i) all trade accounts receivable and other rights to payment from customers of the Company or any Subsidiary and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of or services rendered to customers of the Company or any Subsidiary; (ii) all other accounts or notes receivable of the Company and the Subsidiaries and the full benefit of all security for such accounts or notes; and (iii) any Action, remedy or other right related to any of the foregoing.

"ACTION" shall mean any action, suit, claim, litigation, proceeding, arbitration, audit, assessment, case, examination, executive action, filing, information request, inquiry, investigation or hearing (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted or heard by or before, any Governmental Authority.

"AFFILIATE" shall mean, with respect to a specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person. As used in this definition, the term
"control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

"AGREEMENT" has the meaning ascribed to such term in the Preamble hereto and includes this Appendix A and any other Appendices hereto.

"BOOKS AND RECORDS" shall mean all books of account, tax returns and other tax records, personnel records, historic documents relating to Employee Benefit
Plans, sales and purchase records, production reports and records, and all other documents, files, correspondence and other information of the Company or any
Subsidiary (whether in written, electronic or other form).

"BUSINESS COMBINATION" shall mean, with respect to any Person, any merger, consolidation or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other ownership interests of such Person, or any sale, dividend or other disposition of any portion of such Person's assets.

"BUSINESS DAY" shall mean a day (other than a Saturday or Sunday), on which commercial banks are open for business in New York, New York.

"CAP" has the meaning ascribed to such term in Section 9.4(c).

                                      A-1

"CITIZEN OF THE UNITED STATES" has the meaning set forth in Section 40102(a)(15)
of 49 U.S.C. subtitle VII, as amended.

"CLAIM NOTICE" has the meaning ascribed to such term in Section 9.7.

"CLOSING" has the meaning ascribed to such term in Section 1.1.

"CLOSING CASH STATEMENT" has the meaning ascribed to such term in Section
1.5(a).

"CLOSING DATE" has the meaning ascribed to such term in Section 1.1.

"CLOSING TIME" has the meaning ascribed to such term in Section 1.1.

"CODE" shall mean the Internal Revenue Code of 1986, as amended.

"COMPANY" has the meaning ascribed to such term in the Recitals hereto.

"COMPANY AUDITED FINANCIAL STATEMENTS" has the meaning ascribed to such term in
Section 3.14(a).

"COMPANY COMMON STOCK" shall mean the common stock, $0.01 par value per share, of the Company.

"COMPANY INTELLECTUAL PROPERTY" has the meaning ascribed to such term in Section
3.11(b).

"COMPANY PROPERTY" has the meaning ascribed to such term in Section 3.8(a).

"COMPANY TAX" means any Tax, if and to the extent that the Company or any
Subsidiary is or may be potentially liable under applicable Law, under Contract or on any other grounds (including, but not limited to, as a transferee or successor, under Code Section 6901 or Treasury Regulation Section 1.1502-6, as a
result of any Tax sharing or other agreement, or by operation of Law) for any such Tax.

"COMPANY TAX RETURN" means any return, election, declaration, report, schedule, information return, document, information, opinion, statement, or any amendment to any of the foregoing (including, without limitation, any consolidated, combined or unitary return) filed or required to be filed with any Governmental
Authority, if, in any manner or to any extent, relating to or inclusive of the
Company, a Subsidiary or any Company Tax.

"CONFIDENTIAL INFORMATION" shall mean trade secrets, confidential or proprietary information, knowledge, or know-how pertaining primarily to the business of the
Company or any Subsidiary, or any confidential or proprietary information concerning any supplier or customer of the Company or any Subsidiary, including, without limitation, customer lists, research and development information and materials, inventions, formulas, methods, techniques, processes, plans, product designs, procedures, contracts, financial information and computer models. The term Confidential Information shall not include (i) information that is generally available to the public, other than as a result of a disclosure by the receiving party or its directors, officers, stockholders, partners, Affiliates, employees, agents or advisors in violation of this Agreement; (ii) information which, prior to disclosure to the receiving party by or on behalf of the disclosing

                                      A-2

party, was already in the receiving party's possession on a non-confidential basis; (iii) information that was developed without the use of Confidential
Information; (iv) information that becomes available to the receiving party on a non-confidential basis from a source other than the Sellers, the Company or any
Subsidiary or any of their advisors, agents or Affiliates, provided, that such source is not known by the receiving party to be bound by a confidentiality agreement with or other obligation of secrecy to the Company or any Subsidiary or any other party; (v) information which is reasonably necessary for the purpose of the disclosing party asserting its rights in a dispute among the parties hereunder; or (vi) information reasonably related to any Tax Returns or similar matters required to be prepared by the disclosing party or any of their representatives and filed with any Governmental Authority, PROVIDED, that, with respect to Confidential Information disclosed as a result of or in connection with clauses (v) and (vi) herein, the disclosing party shall provide the non-disclosing party with prompt written notice of such anticipated disclosure so that the non-disclosing party may seek a protective order or other appropriate remedy in connection with such disclosure, and if such protective order or other remedy is not obtained, the disclosing party hereby agrees to furnish only that portion of the Confidential Information which it is advised by counsel is legally required and to exercise its reasonable efforts to obtain assurance that confidential treatment will be accorded to the Confidential
Information .

"CONFIDENTIALITY AGREEMENT" means that certain confidentiality agreement, dated
June 14, 2006, by Purchaser and the Company.

"CONTRACTS" shall mean all legally binding leases, including, without limitation, Real Property Leases, licenses, contracts, agreements, indentures, promissory notes, guarantees, subcontracts, arrangements, commitments and understandings of any kind, whether written or oral, to which the Company or any
Subsidiary is a party or by which the Company or any Subsidiary or any of the assets of the Company or any Subsidiary may be bound, and all rights arising under any of them, provided that "Contracts" shall not include any purchase order (whether with a customer or vendor) or commercial sales agreement arising in the ordinary course of business.

"DAMAGES" shall mean losses, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, deficiencies, Taxes and reasonable expenses and costs, including reasonable attorneys' and auditors' fees (and any reasonable experts' fees) and court costs, whether or not involving a third party claim.

"DOJ" has the meaning ascribed to such term in Section 5.10(b).

"DOT" means the Department of Transportation of the United States or any
Governmental Authority succeeding to the functions of such Department of
Transportation.

"EBITDA" has the meaning ascribed to such term in Section 1.6(b)

"EBITDA CALCULATION" has the meaning ascribed to such term in Section 1.6(a)

"EMPLOYEE BENEFIT PLANS" has the meaning ascribed to such term in Section
3.21(a).

"EMPLOYEES" has the meaning ascribed to such term in Section 3.9(c).

                                      A-3

"ENVIRONMENT" shall mean soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

"ENVIRONMENTAL CONDITION" shall mean any condition with respect to the
Environment on, under, about or mitigating from any Facility caused by a release of Hazardous Substances or violation of Environmental Laws, whether or not yet discovered, which could or does result in any Damages.

"ENVIRONMENTAL LAWS" shall mean all Laws relating to the pollution of or protection of the Environment, from contamination by, or relating to injury to, or the protection of, real or personal property or human health or the
Environment, including, without limitation, all valid and lawful requirements of courts and other Governmental Authorities pertaining to reporting, licensing, permitting, investigation, remediation and removal of, emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, including, without limitation, the Oil and Pollution Act of 1990, the Comprehensive
Environmental Response, Compensation, and Liability Act (CERCLA) of 1980, and
the Clean Air Act of 1990.

"ENVIRONMENTAL REPORT" shall mean any report, study, assessment, audit, or other similar document that addresses any issue of actual or potential noncompliance with, actual or potential liability under or cost arising out of, or actual or potential impact on business in connection with, any Environmental Law or any proposed or anticipated change in or addition to any Environmental Law.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute thereto and all final or temporary regulations promulgated thereunder.

"ESCROW AMOUNT" shall mean 1,750,000 shares of Purchaser Common Stock.

"ESCROW AGENT" shall mean JPMorgan Chase Bank, N.A.

"ESCROW AGREEMENT" has the meaning ascribed to such term in Section 7.14.

"EXCHANGE ACT" shall mean the U.S. Securities Exchange Act of 1934, as amended, or any successor law, and regulations and rules issued under that Act or any successor law.

"FAA" shall mean the Federal Aviation Administration of the United States or any
Governmental Authority succeeding to the functions of such Federal Aviation
Administration.

"FAA REGULATIONS" means the Federal Aviation Regulations issued or promulgated pursuant to Part A of subtitle VII of Title 49, United States Code, from time to time.

"FACILITY" shall mean any facility that is now or has heretofore been owned, leased or used by the Company or any Subsidiary.

                                      A-4

"FCPA" has the meaning ascribed to such term in Section 3.19(d).

"FOREIGN AVIATION AUTHORITY" means any relevant foreign Governmental Authority which is vested with the control and supervision of, or has jurisdiction over, the operation of civil aircraft or other matters relating to civil aviation.

"FTC" has the meaning ascribed to such term in Section 5.10(b).

"GAAP" shall mean United States generally accepted accounting principles, consistently applied.

"GOVERNMENTAL AUTHORITY" shall mean:

                     (i)    any international, foreign, provincial, United
              States, federal, state, county, municipal or local government or governmental or quasi-governmental organization or any component part (including, but not limited to, any officer, official, branch, court, arbitration panel, agency, department, regulatory body, authority, tribunal, commission, instrumentality or agency)
              of any government or governmental or quasi-governmental
              organization,

                     (ii)   any Person with any regulatory power or authority or
              any governmental or quasi-governmental power or authority
              (including, without limitation, any Person with any power or authority to administer, assess, audit, calculate, collect, impose, investigate, review or otherwise act with respect to any
              Tax or any Tax-related matter), or

                     (iii)  any Person acting for or on behalf of any of the
              foregoing.

"GOVERNMENTAL PERMITS" shall mean all licenses, franchises, registrations, permits, privileges, immunities, approvals and other authorizations from a
Governmental Authority.

"GROUP" has the meaning ascribed to such term in Section 3.21(a).

"HAZARDOUS SUBSTANCE" shall mean any substance whether solid, liquid or gaseous in nature:

                     (iv)   the presence of which requires or may hereafter
              require notification, investigation, or remediation under any
              Environmental Law;

                     (v)    which is or becomes defined as "toxic", a "hazardous
              waste", "hazardous material" or "hazardous substance" or
              "pollutant" or "contaminant" under any present or future
              Environmental Laws;

                     (vi)   which is toxic, explosive, corrosive, flammable,
              infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental
              Authority;

                     (vii) which contains gasoline, diesel fuel or other
              petroleum hydrocarbons or volatile organic compounds;

                                      A-5

                     (viii) which contains polychlorinated byphenyls (PCBs) or
              asbestos or urea formaldehyde foam insulation; or

                     (ix)   which contains or emits radioactive particles, waves
              or materials, including radon gas.

 "INDEBTEDNESS" of any Person means all obligations of such Person (i) for borrowed money, or (ii) evidenced by notes, bonds, debentures or similar instruments, or (iii) for the deferred purchase price of products, goods or services (other than trade payables or accruals incurred in the ordinary course of business), or (iv) under capital leases or (v) in the nature of guarantees of any of the obligations described in clauses (i) through (iv) above of any other
Person.

"INDEMNITEE" has the meaning ascribed to such term in Section 9.6.

"INDEMNITOR" has the meaning ascribed to such term in Section 9.6.

"INTELLECTUAL PROPERTY" has the meaning ascribed to such term in Section
3.11(a).

"INVENTORY" means the consumable inventory of Company and each Subsidiary, whenever located, including, without limitation, all finished goods, works in progress, raw materials, spare parts and all other materials and supplies to be used in or consumed by Company and/or any Subsidiary in the ordinary course of business.

"KNOWLEDGE" shall mean, with respect to the Sellers, the actual knowledge, after due inquiry and reasonable investigation, of the Sellers and the officers and directors of the Company and each Subsidiary.

"LAW" shall mean any constitution, law, treaty, compact, directive, ordinance, principle of common law, permit, authorization, variance, regulation, rule, or statute, including, without limitation, all federal, foreign, international, state, provincial, territorial and local laws related to Taxes, ERISA, Hazardous
Substances and the Environment, zoning and land use, intellectual property, privacy, occupational safety and health, consumer protection, product quality, safety, employment and labor matters.

"LICENSED INTELLECTUAL PROPERTY" has the meaning ascribed to such term in
Section 3.11(c).

"LIENS" shall mean all mortgages, charges, pledges, liens, security interests, conditional sale agreements, encumbrances or similar restrictions.

"MAJOR CUSTOMERS" has the meaning ascribed to such term in Section 3.25.

"MATERIAL ADVERSE EFFECT" shall mean any event, condition or contingency that has had, or is reasonably likely to have, a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole, provided, however, that Material Adverse Effect shall not include any such effect or change resulting from or arising in connection with changes in general economic conditions which do not disproportionately affect the Company and/or the Subsidiaries, taken as a whole.

                                      A-6

"MATERIAL CONTRACT" has the meaning ascribed to such term in Section 3.10.

"NOTICE OF EBITDA DISAGREEMENT" has the meaning ascribed to such term in Section
1.6(c).

"NTSB" means the National Transportation Safety Board of the United States or
any Governmental Authority succeeding to the functions of such National
Transportation Safety Board.

"ORDER" shall mean any award, decision, injunction, decree, stipulation, determination, writ, judgment, order, ruling, or verdict ordered, issued, made or rendered by any court, administrative agency or other Governmental Authority.

"PERMITTED LIENS" shall mean Liens (i) for any current taxes or assessments not yet delinquent or (ii) created by statute of carriers, warehousemen, vendors, mechanics, laborers or materialmen incurred in the ordinary course of business for sums not yet due.

"PERSON" shall mean any individual, firm, unincorporated organization, corporation (including any not-for-profit corporation), general or limited partnership, limited liability company, cooperative marketing association, joint venture, estate, trust, association or other entity as well as any syndicate or group that would be deemed to be a person under Section 13(a)(3) of the Exchange
Act.

"PRE-CLOSING TAX PERIODS" has the meaning ascribed to such term in Section
6.3(a).

"PROXY STATEMENT" has the meaning ascribed to such term in Section 5.6(a).

"PURCHASE PRICE" has the meaning ascribed to such term in Section 1.2.

"PURCHASE SHARES" has the meaning ascribed to such term in the Recitals hereto.

"PURCHASER" has the meaning ascribed to such term in the Preamble hereto.

"PURCHASER CLOSING CASH AMOUNT" has the meaning ascribed to such term in Section
1.5(a).

"PURCHASER COMMON STOCK" shall mean the common stock, par value $0.0001 per share, of Purchaser.

"PURCHASER GROUP MEMBER" shall mean each of Purchaser, its Affiliates and their respective directors, officers, employees, agents and attorneys and their respective successors and assigns.

"PURCHASER INDEMNIFIED PARTY" has the meaning ascribed to such term in Section
6.4(c).

"PURCHASER MATERIAL ADVERSE EFFECT" shall mean any event, condition or contingency that has had, or is reasonably likely to have, a material adverse effect on the business, assets, liabilities, results of operations, condition
(financial or otherwise) or prospects of Purchaser, provided, however, that
Purchaser Material Adverse Effect shall not include any such effect or change resulting from or arising in connection with changes in general economic conditions which do not disproportionately affect the Purchaser.

"QUALIFIED PLAN" has the meaning ascribed to such term in Section 3.21(d).

                                      A-7

"REAL PROPERTY LEASE" has the meaning ascribed to such term in Section 3.8(a).

"RELATED AGREEMENTS" shall mean the Release, the Employment Agreements, the
Stockholders Agreement and the Escrow Agreement.

"RELEASE" shall have the meaning ascribed to such term in Section 7.9.

"REPRESENTATIVES" shall have the meaning ascribed to such term in Section 5.5.

"SEC" has the meaning ascribed to such term in Section 5.6(a).

"SEC REPORTS" has the meaning ascribed to such term in Section 4.5.

"SECURITIES ACT" means the U.S. Securities Act of 1933 as amended, or any successor law, and regulations and rules issued under that Act or any successor law.

"SELLERS" has the meaning ascribed to such term in the Preamble hereto.

"SELLER DISCLOSURE SCHEDULE" shall mean that certain schedule attached hereto as
Appendix B qualifying the representations and warranties contained in Article
III on a clause-by-clause basis in an appropriately cross-referenced manner.

"SELLER GROUP MEMBER" shall mean the Sellers, their respective Affiliates and their respective agents and attorneys and their respective successors and assigns.

"STOCK CERTIFICATES" has the meaning ascribed to such term in Section 1.2.

"STOCKHOLDER APPROVAL" has the meaning ascribed to such term in Section 5.6(a).

"STOCKHOLDER MEETING" has the meaning ascribed to such term in Section 5.6(a).

"STRADDLE PERIODS" has the meaning ascribed to such term in Section 6.3(b).

"SUBSIDIARY" has the meaning ascribed to such term in Section 3.2(a).

"TARGET NET PURCHASER CLOSING CASH AMOUNT" has the meaning ascribed to such term in Section 1.5(b).

 "TAX" means any tax, charge, deficiency, duty, fee, levy, toll or other amount
(including, without limitation, any net income, gross income, profits, gross receipts, excise, property, sales, ad valorem, withholding, social security, retirement, excise, employment, unemployment, minimum, alternative, add-on minimum, estimated, severance, stamp, occupation, environmental, premium, capital stock, disability, windfall profits, use, service, net worth, payroll, franchise, license, gains, customs, transfer, recording, registration or other tax) assessed or otherwise imposed by any Governmental Authority or under applicable Law, together with any interest, penalties or any other additions or increases.

"THRESHOLD" has the meaning ascribed to such term in Section 9.4(a).

                                      A-8

"WARN" shall mean the Worker Adjustment and Retraining Notification Act of 1988,
as amended.

                                      A-9

                                                                         ANNEX B

October 2, 2006

Avantair, Inc.
4311 General Howard Drive
Clearwater, Florida  33762
Attention:  Steven Santo

Ardent Acquisition Corp.
1415 Kellum Place
Suite 205
Garden City, NY 11530
Attention:  Barry Gordon

        Re:    Avantair, Inc./Acquisition by Ardent Acquisition Corp.
               ------------------------------------------------------

Gentlemen:

Reference is made to the Stock Purchase  Agreement,  dated October 2, 2006, (the
"Stock Purchase Agreement") between Ardent Acquisition Corp.  ("Ardent") and the stockholders (the "Seller") of Avantair, Inc. ("Avantair") set forth therein.

Immediately after the execution and delivery of the Stock Purchase  Agreement by
Ardent and the Sellers,  we purchased  shares of Avantair's Class A Common Stock
(the "Common Stock") pursuant to that certain Stock Purchase Agreement, dated as of  October 2,  2006,  (the  "Class A Purchase  Agreement")  with  Avantair.  In connection therewith, we hereby agree as follows:

1.      We  acknowledge  that we have  been  provided  with a copy of the  final execution version of the Stock Purchase Agreement.

2.      If there is a Closing (as defined in the Stock Purchase Agreement), then at the Closing we will sell to Ardent,  and Ardent shall  purchase  from us, all shares of Common  Stock  owned  and/or  controlled  by us or our affiliates, subsidiaries or parent entities in accordance with the terms and  conditions  currently set forth in Article 1 of the Stock  Purchase
        Agreement.

3.      We confirm  that (in respect of us and our shares of Common  Stock) each representation  and  warranty  contained  in  Article  II of  the  Stock
        Purchase  Agreement is true and correct as of the date hereof.  Promptly after  becoming  aware  of  the  occurrence  of,  or  the  impending  or threatened  occurrence of, any event or condition which would constitute a breach of any of such  representations  and  warranties,  we will give detailed  written  notice  thereof to Ardent and we shall use reasonable best  efforts to prevent or promptly to remedy such event,  condition or breach.

This agreement  shall not be changed,  modified,  or amended except by a writing signed by the parties hereto.  This agreement shall be binding upon and inure to the benefit of the parties

hereto and their respective  heirs,  executors,  administrators,  successors and permitted assigns, provided, that we agree that shall not be permitted to assign our respective rights, or delegate their respective duties, under this agreement without the prior written  consent of Ardent.  This agreement  shall be governed by,  and  construed  in  accordance  with,  the  laws of the  State  of New York applicable  to  contracts  made and to be  performed  wholly  within said State, without giving effect to the conflict of laws  principles  thereof.  Each of the
parties  hereto  irrevocably  and  unconditionally   submits  to  the  exclusive
jurisdiction  of the United States  District Court for the Southern  District of
New York or, if such court will not accept  jurisdiction,  the Supreme  Court of the  State of New  York,  New  York  County  or any  court  of  competent  civil jurisdiction  sitting in New York County, New York. The parties agree that if we do not perform any of the provisions of this agreement in accordance  with their specific  terms or they were  otherwise  breached by such  parties,  irreparable damage would occur,  no adequate  remedy at law would exist and damages would be difficult to determine, and that Ardent will be entitled to specific performance of the terms hereof. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken  together shall constitute a single agreement.

BRMR, LLC

/s/ Barry Rubenstein
----------------------
Name: Barry Rubenstein
Title: Chief Executive Officer

Berdan Holdings, LLC

/s/ Daniel Rosenthal
----------------------
Name: Daniel Rosenthal
Title: Member

Dalewood Associates, LP

/s/ Steven Levine
----------------------
Name: Steven Levine
Title: Director

Craig Effron

/s/ Craig Effron
----------------------
Name: Craig Effron
Title: Individual

Gracie Capital, LP

/s/ Daniel Nir
----------------------
Name: Daniel Nir
Title: Managing Member

Hummingbird Value Fund LP

/s/ Paul D. Sonkin
----------------------
Name: Paul D. Sonkin
Title: Managing Member

Hummingbird Microcap Value Fund, LP

/s/ Paul D. Sonkin
----------------------
Name: Paul D. Sonkin
Title: Managing Member

Hummingbird Concentrated Fund, LP

/s/ Paul D. Sonkin
----------------------
Name: Paul D. Sonkin
Title: Managing Member

Pleiades Investment Partners-R, LP

/s/ Kenneth Berkow
----------------------
Name: Kenneth Berkow
Title: Chief Financial Officer

Potomac Capital Partners, LP

/s/ Kenneth Berkow
----------------------
Name: Kenneth Berkow
Title: Chief Financial Officer

Potomac Capital International Ltd

/s/ Kenneth Berkow
----------------------
Name: Kenneth Berkow
Title: Chief Financial Officer

Andrew Rosen

/s/ Andrew Rosen
----------------------
Name: Andrew Rosen
Title: Individual

Seneca Capital, LP

/s/ Michael R. Anastasio
------------------------
Name: Michael R. Anastasio
Title: Chief Financial Officer

ARDENT ACQUISITION CORP.                           AVANTAIR, INC.

/s/ Barry J. Gordon                               /s/ John Waters
------------------------------------              ------------------------
Name: Barry J. Gordon                             Name: John Waters
Title: Chairman and Chief Executive Officer       Title: Chief Financial Officer

                                                                         ANNEX C

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ARDENT ACQUISITION CORPORATION

        Ardent Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the "CORPORATION"), hereby certifies as follows:

        A.      The name of the Corporation is Ardent Acquisition Corporation.
The original Certificate of Incorporation of the Corporation was filed with the
Secretary of State of the State of Delaware on September 14, 2004 and was
previously amended and restated on November 18, 2004.

        B.      Pursuant to Sections 216, 242 and 245 of the General Corporation
Law of the State of Delaware, this Amended and Restated Certificate of
Incorporation has been duly adopted by the majority of the stockholders of the
Corporation voting at a special meeting duly held, and restates and integrates and further amends the provisions of the Certificate of Incorporation of the
Corporation.

        C.      The text of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

        FIRST. The name of the corporation is AVANTAIR, INC. (hereinafter sometimes referred to as the "Corporation").

        SECOND. The registered office of the Corporation is to be located at 615
S. DuPont Hwy., Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

        THIRD. The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Delaware
General Corporation Law ("GCL").

        FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 76,000,000, of which 75,000,000 shares shall be Common Stock, par value of $.0001 per share, and 1,000,000 shares shall be Preferred Stock, par value of $.0001 per share.

        A. PREFERRED STOCK. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of
Directors providing for the issue of such series (a "Preferred Stock
Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

        B. COMMON STOCK. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

        FIFTH. [Reserved]

        SIXTH. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        A. Election of directors need not be by ballot unless the by-laws of the
Corporation so provide.

        B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

        C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat
(provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interests, or for any other reason.

        D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of
Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

        SEVENTH.

        A. COMPLIANCE WITH U.S. CITIZENSHIP REQUIREMENTS. Notwithstanding
anything to the contrary contained in this Amended and Restated Certificate of
Incorporation, at no time shall shares of capital stock of the Corporation be voted by, or at the direction of, Persons ("Non-U.S. Citizens") who are not
"citizens of the United States" as defined in 49 U.S.C. 40102(a)(15), as now in effect or as it may hereafter from time to time be amended ("U.S. Citizens"), unless such shares are registered on the separate stock record maintained by the
Corporation for the registration of ownership of voting stock by Non-U.S.
Citizens. In addition, except as otherwise consistent with applicable statutory, regulatory and interpretive restrictions regarding foreign control of U.S. air carriers, at least two-thirds of the directors or other managing officers of the
Corporation shall be U.S. Citizens and the Corporation shall be under the actual control of U.S. Citizens.

        B. BY-LAWS, ETC.

                                      -2-

        1.      The Board of Directors is hereby authorized to effect any and all measures necessary or desirable (consistent with applicable law and the provisions of this Amended and Restated Certificate of Incorporation) to fulfill the purpose and implement the provisions of this Article SEVENTH, including without limitation, amending the by-laws of the Corporation and establishing, amending or eliminating procedures from time to time that are consistent with the by-laws.

        2.      All shares of voting stock of the Corporation are subject to the restrictions set forth in this Article SEVENTH.

        3.      A majority of the directors of the Corporation shall have the exclusive power to determine all matters necessary to determine compliance with this Article SEVENTH; and the good faith determination of a majority of the directors on such matters shall be conclusive and binding for all the purposes of this Article SEVENTH.

        C. BENEFICIAL OWNERSHIP INQUIRY.

        1.      The Corporation may by notice in writing (which may be included in the form of proxy or ballot distributed to stockholders of the Corporation in connection with the annual meeting (or any special meeting) of the stockholders of the Corporation, or otherwise) require a Person that is a holder of record of equity securities of the Corporation or that the Corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of equity securities of the Corporation to certify in such manner as the Corporation shall deem appropriate (including by way of execution of any form of proxy or ballot by such Person) that, to the knowledge of such Person:

                (a)     all equity securities of the Corporation as to which
        such Person has record ownership or Beneficial Ownership are owned and controlled only by U.S. Citizens; or

                (b)     the number and class or series of equity securities of
        the Corporation owned of record or Beneficially Owned by such Person that are owned or controlled by Non-U.S. Citizens are as set forth in such certificate.

        As used in this Article SEVENTH, "Beneficial Ownership," "Beneficially
Owned," "Owned Beneficially" or "Beneficially Owns' refers to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Securities Exchange Act of 1934, as amended. As used in this Amended and Restated Certificate of Incorporation,
"Person" means an individual, partnership, corporation, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity of whatever nature.

        2.      With respect to any equity securities identified by such Person in response to Section C(1)(b) of this Article SEVENTH, the Corporation may require such Person to provide such further information as the Corporation may reasonably require in order to implement the provisions of this Article SEVENTH.

        3.      For purposes of applying the provisions of this Article SEVENTH with respect to any equity securities of the Corporation, in the event of the failure of any Person to provide the certificate or other information to which the Corporation is entitled pursuant to this Section C, the Corporation shall presume that the equity securities in question are owned or controlled by
Non-U.S. Citizens.

                                      -3-

        EIGHTH. A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the
GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the
Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

        A. The Corporation, to the full extent permitted by Section 145 of the
GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

        NINTH. Whenever a compromise or arrangement is proposed between this
Corporation and its creditors or any class of them and/or between this
Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this
Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

            (THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.)

                                      -4-

        IN WITNESS WHEREOF, Ardent Acquisition Corporation has caused this
Amended and Restated Certificate of Incorporation to be executed by Barry J.
Gordon, its Chairman of the Board and Chief Executive Officer, thereunto duly
authorized, this     day of        , 200_.

                                   ARDENT ACQUISITION CORPORATION

                                   _____________________________________________
                                   Barry J. Gordon

                                   Chairman of the Board and Chief Executive
                                   Officer

                                      -5-

                                                                         ANNEX D

                               ESCROW AGREEMENT

        THIS ESCROW AGREEMENT (this "ESCROW AGREEMENT") made as of _______ ___,
200_, by and among Ardent Acquisition Corp., a Delaware corporation (the
"Purchaser"), certain individual stockholders of Avantair, Inc. (the "Sellers")
and JPMorgan Chase Bank, N.A., as the escrow agent (the "ESCROW AGENT").

                               W I T N E S S E T H
                               - - - - - - - - - -

        WHEREAS, the Purchaser and the Sellers have entered into a certain Stock
Purchase Agreement, dated as of October 2, 2006 (the "PURCHASE AGREEMENT")
(capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Purchase Agreement).

        WHEREAS, in order to secure the Purchaser against certain liabilities that may arise under or by virtue of the breach by the Sellers of any of the representations and warranties made by the Sellers in the Purchase Agreement, the Purchase Agreement requires that a portion of the Purchase Price paid for the Purchase Shares be delivered to the Escrow Agent and held in escrow by the
Escrow Agent in accordance with the provisions hereof.

        NOW, THEREFORE, in consideration of the premises set forth herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  APPOINTMENT OF THE ESCROW AGENT. The Escrow Agent is hereby appointed to act as the Escrow Agent hereunder in accordance with the terms set forth herein, and the Escrow Agent hereby agrees to accept such appointment.

2.  DEPOSIT OF THE ESCROW FUNDS.

                        (a)     At the closing (the "CLOSING") of the
transaction contemplated by the Purchase Agreement, the Purchaser will deliver, or cause the Purchaser's transfer agent, Continental Stock Transfer & Trust
Company (the "Transfer Agent") to deliver, to the Escrow Agent One Million Seven
Hundred and Fifty Thousand (1,750,000) shares of Purchaser Common Stock (the
"ESCROW SHARES"). At the Closing, the Transfer Agent shall also deliver to the
Escrow Agent duly endorsed blank stock powers or other documentation evidencing transfer.

                        (b)     All Escrow Shares deposited by the Transfer
Agent shall be retained by the Escrow Agent in escrow hereunder, and any dividends paid in connection with such Escrow Shares shall be held in the
JPMorgan Chase Trust Account pending disbursement pursuant to this Escrow
Agreement. For the purposes hereof, "ESCROW FUNDS" means the Escrow Shares deposited with the Escrow Agent pursuant to this Section 2, along with any dividends or distributions payable in cash or shares of Escrow Shares or other equity securities or issued upon a stock split made in respect of any of the
Escrow Shares after the date hereof.

                                      -1-

                        (c)     Each Seller shall be entitled to exercise all
voting rights with respect to such Seller's beneficial interest in the Escrow
Funds. The Transfer Agent shall allow for the Sellers to vote their beneficial interest in the Escrow Funds on any matters for which holders of the Escrow
Shares are entitled to vote.

3. RELEASE OF THE ESCROW FUNDS. The Escrow Funds shall be distributed by the
   Escrow Agent as follows:

                        (a)     If the Purchaser and the Sellers shall at any
time jointly direct the Escrow Agent in writing to terminate this Escrow
Agreement and distribute the Escrow Funds, the Escrow Agent shall promptly distribute the Escrow Funds as directed in such joint writing.

                        (b)     At any time (and from time to time) prior to the
date which is forty-five (45) days following the date on which the Purchaser files its Form 10-K (or any applicable successor form) for the fiscal year ending June 30, 2008 with the SEC, the Purchaser may give a notice ("CLAIM
NOTICE") to the Sellers and the Escrow Agent pursuant to Section 9.6 of the
Purchase Agreement of any liability that has resulted or would result in a claim to all or part of the Escrow Funds in payment of any Damages pursuant to Section
9.2 of the Purchase Agreement (a "CLAIM").

                        (c)     In the event that the Sellers shall fail, within
ten (10) Business Days (as defined below) after the receipt by them of any Claim
Notice, to deliver to the Purchaser and the Escrow Agent a written notice (the
"OBJECTION NOTICE") denying that the Claim stated in the Claim Notice is due and payable to the Purchaser and setting forth in reasonable detail the reasons for such denial, the Escrow Agent shall, on the fifteenth (15th) Business Day after receipt by the Escrow Agent of such Claim Notice, automatically withdraw from the Escrow Funds and transfer to the Purchaser the amount set forth in the Claim
Notice.

                        (d)     In the event that the Sellers shall, within ten
(10) days after the receipt by them of a Claim Notice, deliver an Objection
Notice to the Purchaser and the Escrow Agent, the Escrow Agent shall retain as
Escrow Funds the amount set forth in the Objection Notice (the "DISPUTED
AMOUNT") until otherwise directed by a written instrument signed by the Sellers and the Purchaser or by an order, decree or judgment of a court or arbitrator of competent jurisdiction which, by lapse of time or otherwise, shall no longer be or shall not be subject to appeal or review. In the event that the Purchaser becomes entitled to receive any amount of the Escrow Funds in satisfaction of a
Claim, the Escrow Agent shall promptly transfer to the Purchaser the amount then held in the Escrow Funds sufficient to comprise the amount necessary to satisfy such Claim in accordance with subsection (e) below.

                        (e)     The amount of any Claim paid to Purchaser
hereunder shall be paid from the Escrow Funds via surrender by the Escrow Agent to the Transfer Agent of the certificate or certificates representing the Escrow
Shares, duly endorsed, together with instructions to deliver to the Purchaser a certain number of Escrow Shares determined by dividing the unsatisfied portion of any such Claim by the Market Price (as defined below). For purposes of this
Agreement, "MARKET PRICE" shall mean the closing sale price of Purchaser Common
Stock as quoted on the Over-the-Counter Bulletin Board (or on a national securities

market on which the Purchaser Common Stock is then quoted for trading) on the trading day immediately preceding the Closing Date. The Purchaser shall cause the Transfer Agent to comply with such instructions. In the event that the value of Escrow Shares held as part of the Escrow Funds exceeds the amount due in connection with any Claim, then the Purchaser shall cause the Transfer Agent to issue to the Escrow Agent a new certificate representing the balance of the
Escrow Shares, which balance of the Escrow Shares shall continue to be held in accordance with the terms of this agreement.

                        (f)     On the fifth (5th) Business Day subsequent to
the date which is forty-five (45) days following the date on which the Purchaser files its Form 10-K (or any applicable successor form) for the fiscal year ending June 30, 2008 with the SEC, (i) the Escrow Agent shall deliver to the
Sellers the excess of (x) the balance of the Escrow Funds over (y) the aggregate of any Disputed Amounts relating to any Claims plus the amount that Purchaser estimates may be due as a result of any Claims made pursuant to this Escrow
Agreement ("PENDING CLAIM AMOUNTS") and (ii) the Escrow Agent shall continue to hold such Disputed Amounts and Pending Claim Amounts in accordance with the provisions of this Escrow Agreement.

4. ESCROW AGENT.

                        (a)     The Escrow Agent undertakes to perform only such
duties as are expressly set forth herein and no duties shall be implied. The
Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement.

                        (b)     The Escrow Agent may rely upon and shall not be
liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Funds.

                        (c)     The Escrow Agent shall not be liable for any
action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Purchaser or Seller.
The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by
it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow
Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to hold safely all the Escrow Funds until it shall be directed otherwise in writing by the Purchaser and the Sellers jointly or by a final order or judgment of a court of competent jurisdiction.

                        (d)     Anything in this Escrow Agreement to the
contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever
(including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5. SUCCESSION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving ten (10) days advance notice in writing of such resignation to the Purchaser and the Sellers specifying a date when such resignation shall take effect, PROVIDED, HOWEVER, that no such resignation shall become effective until the appointment of a successor escrow agent. The
Purchaser and the Sellers shall use their best efforts to mutually agree on a successor escrow agent within thirty (30) days after receiving such notice. If the Purchaser and the Sellers fail to agree on a reasonable successor escrow agent, the Escrow Agent shall have the right to appoint a reasonable successor escrow agent who shall be a bank with minimum capital and surplus of One Hundred
Million Dollars ($100,000,000). The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers and duties of the predecessor escrow agent as if originally named escrow agent. At such time, the Escrow Agent shall be discharged from any further duties and liabilities under this Escrow Agreement. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the
Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow
Agent's corporate trust line of business may be transferred, shall be the Escrow
Agent under this Escrow Agreement without further act.

6. FEES. The Purchaser and Sellers agree jointly and severally to (i) pay the
Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in SCHEDULE 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

7. INDEMNITY. The Purchaser and the Sellers shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow
Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnitee, or (ii) its following any instructions or other directions from the Purchaser or the Seller, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The
Purchaser and

the Sellers hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

8. SECURITY PROCEDURES. In the event funds transfer instructions are given
(other than in writing at the time of execution of this Escrow Agreement, as indicated in SCHEDULE 2 attached hereto), whether in writing or by telecopier, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on SCHEDULE 3 hereto
(each an "AUTHORIZED REPRESENTATIVE", collectively, the "AUTHORIZED
REPRESENTATIVES"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. Each funds transfer instruction shall be executed by an authorized signatory. The undersigned is authorized to certify that the Authorized Representatives are authorized signatories. The Authorized Representatives and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the
Escrow Agent. If the Escrow Agent is unable to contact any of the Purchaser's
Authorized Representatives, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to the Sellers or any one or more of the senior officers of the Purchaser (the "EXECUTIVE OFFICERS")
as the Escrow Agent may select. Such Executive Officers shall deliver to the
Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The
Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the
Purchaser or the Sellers to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the
Escrow Funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

9. TERMINATION. This Escrow Agreement shall be terminated upon the disbursement by the Escrow Agent of all the Escrow Funds and without any action of either the
Purchaser or the Sellers. The Escrow Agent Shall deliver to both the Purchaser and the Sellers a notice of termination within five (5) Business Days after the termination pursuant to this Section 9.

10. NOTICES.

                (a)     All communications hereunder shall be in writing and
shall be deemed to be duly given and received:

                        (i)     upon delivery if delivered personally or upon
confirmed transmittal if by facsimile;

                        (ii)    on the next Business Day if sent by overnight
courier; or

                                      -5-

                        (iii)   four (4) Business Days after mailing if mailed
by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

                (b)     Notwithstanding the above, in the case of communications
delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.

                (c)     "Business Day" shall mean any day other than a Saturday,
Sunday or any other day on which the Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed.

                (d)     All communications under this Escrow Agreement shall be
delivered to the following address:

                                If to the Purchaser to:

                                Ardent Acquisition Corp.
                                1415 Kellum Place
                                Suite 205
                                Garden City, NY 11530
                                Attention:  Marc H. Klee
                                Facsimile:  (516) 739-1034
                                Telephone:  (516) 739-1017

                                with a copy to:

                                Katten Muchin Rosenman LLP
                                575 Madison Avenue
                                New York, New York  10022
                                Attention:  David H. Landau, Esq.
                                Facsimile:   (212) 940-8776
                                Telephone:  (212) 940-6008

                                If to the Sellers to:

                                Avantair, Inc.
                                4311 General Howard Drive
                                Clearwater, Florida  33762
                                Attention:  Steven Santo
                                Facsimile:  (727)539-7007
                                Telephone:  (727) 539-0071

                                with a copy to:

                                DLA Piper
                                1251 Avenue of the Americas
                                New York, NY  10020
                                Attention: Doug Rappaport, Esq.
                                Facsimile:        (212) 835-6001
                                Telephone:        (212) 335-4947

                                If to the Escrow Agent:

                                JPMorgan Chase Bank
                                Worldwide Securities Services
                                4 New York Plaza - 21st Floor
                                New York, NY 10004
                                Attention: James Fulton
                                Facsimile:  (212) 623-6168
                                Telephone: (212) 623-6719

11. AMENDMENTS AND WAIVERS. Any term of this Escrow Agreement may be amended with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the parties and their respective successors and assigns.

12. SUCCESSORS AND ASSIGNS. The terms and conditions of this Escrow Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. The term "Escrow Agent" as used herein shall also refer to the successors and assigns of Escrow Agent, including, without limitation, a receiver, trustee, custodian or debtor-in-possession.

13. TITLES AND SUBTITLES. The titles and subtitles used in this Escrow Agreement are used for convenience only and are not to be considered in construing or interpreting this Escrow Agreement.

14. SEVERABILITY. If one or more provisions of this Escrow Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Escrow Agreement, (ii) the balance of this
Escrow Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of this Escrow Agreement shall be enforceable in accordance with its terms.

15. ENTIRE AGREEMENT. This Escrow Agreement and the documents referred to herein are the product of all of the parties hereto, constitute the entire agreement between such parties pertaining to the subject matter hereof and thereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein and therein. Any and all other written or oral agreements existing among the parties hereto regarding such transactions are expressly canceled.

16. COUNTERPARTS. This Escrow Agreement may be executed in a number of identical counterparts but all counterparts shall constitute one agreement.

17. GOVERNING LAW. This Escrow Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

18. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Each of the parties hereto hereby irrevocably consents to the exclusive jurisdiction of the courts of the
State of New York and the United States District Court for the Southern District
of New York and waives trial by jury in any action or proceeding with respect to this Escrow Agreement.

19. MISCELLANEOUS. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. Receipt and release of the Escrow Funds shall be confirmed by Escrow
Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by the Purchaser and the Sellers within thirty (30) days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said thirty
(30) days shall conclusively be deemed confirmation of such account statement in its entirety.

20. COMPLIANCE WITH COURT ORDERS. In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel is binding upon it, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

21. ACCOUNT OPENING INFORMATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Escrow Agent will ask for information that will allow it to identify relevant parties. Upon execution of this agreement, each party shall provide the Escrow Agent with a fully executed W-8 or W-9 Internal Revenue Service form, which shall include their Tax Identification Number (TIN) as assigned by the Internal Revenue
Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the
Internal Revenue Service as having been so allocated and paid.

                           [signature page to follow]

        IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first hereinabove stated.

                              Escrow Agent:

                                    JPMORGAN CHASE BANK, N. A.

                                    By:
                                          ------------------------------
                                          Name:
                                          Title:

                              Purchaser:

                                    ARDENT ACQUISITION CORP.

                                    By:
                                       ---------------------------
                                          Name:
                                          Title:

                              Sellers:

                                    ANDIAMO AVIATION, LLC

                                    By:
                                       ---------------------------
                                          Name:
                                          Title:

                                    CAMELOT 27, LLC

                                    ------------------------------
                                    By: Steven Santo
                                    Title: Member

                                    ------------------------------
                                    JEFFREY KIRBY

                                    ------------------------------
                                    JOHN WATERS

                                    ------------------------------
                                    KEVIN MCKAMEY

                                    ------------------------------
                                    [Equity investor]

                                  SCHEDULE 1

                                     FEES

Three Thousand Five Hundred Dollars ($3,500) per year without pro-ration for partial years. First year's fees are payable upon execution of this Agreement.

                                  SCHEDULE 2

                              TRANSFER INSTRUCTIONS

--------------------------------------------------------------------------------
     STOCKHOLDER                                 NO. OF          PERCENTAGE
                                                  SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  SCHEDULE 3

                     TELEPHONE NUMBERS FOR CALL-BACKS AND
    PERSONS DESIGNATED TO INSTRUCT AND CONFIRM FUNDS TRANSFER INSTRUCTIONS

IF TO THE PURCHASER:
--------------------
          NAME              TELEPHONE NUMBER            SIGNATURE
          ----              ----------------            ---------

IF TO THE SELLERS:
------------------
          NAME              TELEPHONE NUMBER            SIGNATURE
          ----              ----------------            ---------

                                                                       ANNEX E-1

                             EMPLOYMENT AGREEMENT

       THIS  AGREEMENT is dated as of September  _______,  2006,  by and between
Avantair,   a  Nevada   corporation  (the  "Company"),   and  John  Waters  (the
"Executive").

       In  consideration  of the mutual  covenants  herein  contained and of the mutual benefits herein provided, the Company and the Executive agree as follows:

       1.     REPRESENTATIONS  AND  WARRANTIES.  The  Executive  represents  and warrants to the Company that Executive is not bound by any restrictive covenants and has no prior or other  obligations  or commitments of any kind that would in any way prevent,  restrict,  hinder or interfere with Executive's  acceptance of continued  employment or the performance of all duties and services hereunder to the fullest extent of the Executive's ability and knowledge.

       2.     TERM OF EMPLOYMENT.  The Company will employ the Executive and the
Executive  accepts  continued  employment  by  the  Company  on  the  terms  and conditions  herein contained for a period (the "Employment  Period") provided in
Section 5.

       3.     DUTIES AND FUNCTIONS.

              (a)    The  Executive  shall be  employed  as the Chief  Financial
Officer  ("CFO") of the Company and shall oversee,  direct and manage all of the day-to-day operations of the Company. The Executive shall report directly to the
Board of Directors (the "Board").  The Executive  agrees to undertake the duties and responsibilities  commensurate with the position of CFO, which may encompass such  different or  additional  duties as may,  from time to time, be reasonably assigned by the Board,  and the duties and  responsibilities  undertaken  by the
Executive may be reasonably  altered or modified from time to time by the Board, subject to the  limitations  on reduction of duties  provided in Section 5(c) of this Agreement.  Executive  shall comply with all of the Company's  policies and procedures.

              (b)    During the  Employment  Period,  the Executive  will devote substantially  all of his full  time  and  efforts  to the best of his  ability, experience  and talent to the  business  of the  Company.  Except as provided in
Section 7, nothing in this Agreement shall preclude Executive from engaging,  so long as, in the  reasonable  determination  of the Company's  Board of Directors
(the   "Board"),   such   activities  do  not  interfere  with  his  duties  and
responsibilities  hereunder,  in charitable and community affairs, from managing any passive investment made by him in publicly traded equity securities or other property  (provided  that no such  investment may exceed 5% of the equity of any entity, without the prior approval of the Board) or from serving, subject to the prior approval of the Board,  as a member of boards of directors or as a trustee of any other corporation, association or entity.

                                       1

       4.     COMPENSATION.

              (a)    BASE SALARY:  As compensation  for his services  hereunder, during  the  Executive's  employment  as  CFO,  the  Company  agrees  to pay the
Executive a base salary at the rate of  two-hundred  and seventy  five  thousand dollars  ($275,000) per annum,  payable in accordance with the Company's  normal payroll  schedule,  or on such other  periodic  basis as may be mutually  agreed upon. In no event shall  Executive's  salary be reduced below his current salary
(or,  subsequent to any increases,  below his then current salary).  Executive's compensation  pursuant to this Agreement  shall be separate and exclusive of any funds or benefits  Executive may receive in connection with the sale or exchange of his Company stock in connection  with an acquisition of the Company by Ardent
Acquisition Corp. (the "Acquisition").

       Executive's salary shall be subject to annual review,  based on corporate policy and contributions made by Executive to the Company and such other factors as the Board or the Company's  Compensation  Committee (the  "Committee")  shall determine and, the Board and/or the Committee may, in its sole discretion, elect to increase Executive's base salary hereunder.

              (b)    BONUS:  Executive  shall  receive a cash and/or stock bonus award for the year ending June 30, 2007 of one hundred and thirty-seven thousand five hundred dollars  ($137,500).  All future bonuses after the year ending June
30,  2007  shall be  determined  by the  Board  or the  Committee  and  shall be contingent  upon the Executive  achieving  goals  determined by the Board or the
Committee, in their sole discretion.

              (c)    PARTICIPATION  IN STOCK OPTION  PROGRAM:  To the extent the
Company  establishes  or may, from time to time,  establish at any period in the future,  an incentive  program that permits,  allows,  or provides for awards of stock,  restricted stock, or options in the Company, or similar incentive equity interests,  the Executive shall,  subject to Committee approval,  be eligible to participate  in such  program to the same  extent as other,  similarly  situated employees of the Company.

              (d)    LIVING  EXPENSES:  Executive  shall be  entitled to monthly stipends  in the amount of (i)  through  the month  ending  June 30,  2007,  Two
Thousand  Dollars  ($2,000) to cover his living  expenses  and (ii) Five Hundred
Dollars ($500) to cover his car lease.

              (e)    BUSINESS EXPENSES: In addition to the compensation provided for above,  the Company  agrees to pay or to reimburse the Executive  during his employment for all  reasonable,  ordinary,  and necessary,  properly  vouchered, client-related business or entertainment expenses incurred in the performance of his services  hereunder in accordance with Company policy in effect from time to time.  The  Executive  shall  submit  vouchers and receipts for all expenses for which reimbursement is sought.

              (f)    VACATION: During each calendar year, the Executive shall be entitled to four weeks of vacation per year. To the extent that  Executive  does not use his  vacation in a given  calendar  year,  he shall be entitled to carry forward accrued unused vacation over from year to year; provided,  however, that in no event  may he at any time  have more  than 30  business  days of  vacation accrued and once he has 30 business days of accrued unused vacation, he shall no

                                       2

longer  continue to accrue  further  vacation time until he has used some of his accrued vacation time.

              (g)    FRINGE BENEFITS:  In addition to his compensation  provided by the foregoing, the Executive shall be entitled to the benefits made available generally to Company employees pursuant to Company programs,  including,  by way of  illustration,  personal leave,  paid holidays,  sick leave,  profit-sharing, retirement,  disability,  dental,  vision,  group  sickness,  accident or family health insurance programs of the Company, subject, in each case, to the terms of each such program (including any discrimination testing in such program).

              (h)    WARRANT  AWARD.  Upon a closing of a sale of the Company to
Ardent Acquisition Corp. (the  "Acquisition"),  Executive shall receive warrants for $.01  exercisable  for an aggregate of 200,000 shares of Ardent  Acquisition
Corp.  common  stock.  These  warrants  shall be issued on the same terms as the publicly traded warrants of Ardent Acquisition Corp.

       5.     EMPLOYMENT PERIOD; TERMINATION.

              (a)    The  Executive's  employment  under  this  Agreement  shall commence on the effective date of this Agreement,  and shall continue thereafter unabated until terminated upon the earlier to occur of the following events: (i)
the close of business on the third  anniversary  of this  Agreement (the initial three year term of this  Agreement  shall be referred to herein as the  "Initial
Term") or (ii) as otherwise  provided  below,  PROVIDED,  HOWEVER,  THAT, on the third anniversary of the date of this Agreement,  and on every subsequent annual anniversary, and unless either party has given the other party written notice at least  thirty  (30) days prior to the such  anniversary  date,  the term of this
Agreement and the  Employment  Period shall be renewed for a term ending one (1)
year  subsequent  to such date (each such  one-year  term shall be  referred  to herein as a "Renewal Term"),  unless sooner  terminated as provided herein.  For the  purposes of this  Agreement,  the Initial  Term and each Renewal Term shall collectively be referred to as the "Employment Period."

              (b)    TERMINATION    BY    EXECUTIVE    WITHOUT    GOOD   REASON.
Notwithstanding the provisions of Sections 5(a), the Executive may terminate the employment relationship at any time for any reason by giving the Company written notice at least  sixty (60) days  prior to the  effective  date of  termination.
Unless otherwise provided by this Section, all compensation and benefits paid by the Company to the Executive  shall cease upon his last day of  employment,  but
Executive  shall be entitled to receive any accrued but unpaid base salary,  and to be reimbursed  for any  reimbursable  expenses that have not been  reimbursed prior to the effective date such termination.

              (c)    TERMINATION BY EXECUTIVE WITH "GOOD REASON." Subject to the
\  provisions  detailed  below,  upon  thirty (30) days'  written  notice to the
Company of his intent to terminate the Agreement, Executive shall have the right to terminate his employment under this Agreement for "Good Reason." For purposes of this  Agreement,  "Good Reason" is defined as any one of the  following:  (i)
Company's  willful material breach of any provision of this Agreement;  (ii) any material  adverse change in Executive's  position  (including  status,  offices, titles and reporting requirements), authority, duties or responsibilities (other than a change due to

                                       3

Executive's Permanent Disability or as an accommodation under the Americans With
Disabilities  Act) which results in: (A) a diminution in any material respect in
Executive's position, authority, duties, responsibilities or compensation, which diminution  continues  in time  over at least  thirty  (30)  days,  such that it constitutes an effective demotion;  or (B) a material diversion from Executive's performance of the functions of Executive's position, excluding for this purpose material  adverse  changes  made  with  Executive's  written  consent  or due to
Executive's  termination  For Cause or  termination  by  Executive  without Good
Reason;  or (iii) relocation of the Company's  headquarters  and/or  Executive's regular work address to a location  which requires him to travel more than FORTY
(40) miles from  Executive's  place of employment on the date hereof;  PROVIDED,
HOWEVER,  that it shall not constitute  Good Reason unless  Executive shall have provided  the Company with written  notice of its alleged  actions  constituting
Good Reason (which notice shall specify in reasonable  detail the particulars of such Good Reason) within 30 days of the events alleged actions constituting Good
Reason and Company has not cured any such alleged  Good Reason or  substantially commenced  its  effort  to cure  such  breach  within  thirty  (30)  days of the
Company's receipt of such written notice.

If the  Executive's  employment is terminated by the Executive with Good Reason, the  Executive  shall  continue to receive his base salary and health  insurance coverage,  on the same terms as made available to the Company's  employees,  for the lesser of (i) the remaining term of the Agreement  under the then applicable
Employment  Period,  or (ii) a period of twelve (12)  months from the  effective date of termination (such base salary continuation and health insurance coverage for the lesser of (i) or (ii) being, the "Severance Benefits").

Notwithstanding the foregoing,  Executive shall not be entitled to any Severance
Benefits unless (i) Executive complies with all of the restrictive  covenants by which he is bound (whether pursuant to this Agreement or otherwise),  including, but not limited to, any non-competition agreement,  non-solicitation  agreement, confidentiality agreement or invention assignment agreement signed by Executive, and (ii) the Executive executes,  delivers and does not revoke a general release in form and substance  acceptable to the Company. The parties hereto acknowledge that the  Severance  Benefits to be provided  under this  Section 5(c) are to be provided in consideration for the above-specified release.

              (d)    TERMINATION BY THE COMPANY FOR "CAUSE." If the  Executive's
employment is terminated  for "Cause," the Executive will not be entitled to and shall not  receive  any  compensation  or  benefits  of any type  following  the
effective  date  of  termination.   Except  as  provided  below,  in  the  event
Executive's  employment  with  the  Company  is  terminated  for  "Cause,"  such
termination   shall  be  effective  upon  Executive's   receipt  of  the  notice
terminating  his  employment  for "Cause," which notice shall describe the bases for the "Cause" determination. As used in this Agreement, the term "Cause" shall exist  upon any of the  following  events:  (1)  Executive's  fraud or breach of fiduciary  obligations  in connection  with  performance  of his duties with the
Company   (including   but  not   limited  to  any  acts  of   embezzlement   or
misappropriation  of funds); (2) Executive's  indictment for a felony or plea of guilty or NOLO CONTENDERE to a felony charge or any criminal act involving moral turpitude;  (3)  Executive's  being under the influence of any drugs (other than prescription medicine or other  medically-related  drugs to the extent that they are taken in accordance with their directions) or

                                       4

repeatedly  being under the influence of alcohol,  during the performance of his duties  under this  Agreement,  or,  while under the  influence of such drugs or alcohol, engaging in grossly inappropriate conduct during the performance of his duties under this Agreement;  (4) Executive's  refusal to substantially  perform the Executive's duties hereunder, except in the event that the Executive becomes permanently  disabled  as set forth in Section  5(f);  (5)  Executive's  willful
misconduct  or  gross   negligence  in  connection  with  his  employment;   (6)
Executive's material violation of any Company policies or procedures relating to harassment,  discrimination  or insider  trading;  or (7)  Executive's  material breach of any provision of this Agreement. In the case of items (4), (6) and (7)
above, the Company shall provide the Executive with written notice specifying in reasonable  detail the  particulars  of such Cause and the Executive  shall have thirty (30) days from the giving of such notice  within which to cure, if such a cure is possible  and, if such a cure is possible and the  Executive  cures such
Cause to the reasonable  satisfaction  of the Company then Cause shall not exist with respect to such Cause event.

              (e)    TERMINATION BY THE COMPANY  WITHOUT  "CAUSE." Upon ten (10)
days written notice, the Company shall have the right to terminate Executive for any reason or no reason at all. If the  Executive's  employment is terminated by the Company  without  Cause,  the Executive  shall  continue to receive his base salary,  and bonus, and  fringe/medical  benefits  (subject to any limits of the
Company's applicable benefits plans and insurance POLICIES),  as provided for in
Section 4 for the lesser of (i) the remaining  term of the  Agreement  under the then applicable  Employment  Period, or (ii) a period of twelve (12) months from the effective  date of  termination.  Furthermore,  Executive's  interest in any stock options or restricted stock which he was granted subject to vesting or for which he otherwise has become  eligible under the terms of the applicable  stock option or  restricted  stock plan or agreement or for which he was  scheduled to become  eligible  at any time  during  the  then  applicable  Employment  Period
(collectively,  the  "Options")  shall fully vest on the  effective  date of his termination  without Cause,  and Executive shall be granted a 12-month period in which to exercise all of these  options,  subject to the terms and conditions of the  applicable  stock  option plan and the  discretion  of the  Committee.  The non-competition and non-solicitation restrictions set forth in Section 7 of this
Employment  Agreement  will  terminate on the date  Executive  ceases to collect
Severance Benefits.  The  confidentiality  and rights to inventions  obligations established in Sections 8 and 9 of this  Agreement will survive the  termination of this Agreement pursuant to this section.

Notwithstanding the foregoing,  Executive shall not be entitled to any Severance
Benefits unless (i) Executive complies with all of the restrictive  covenants by which he is bound (whether pursuant to this Agreement or otherwise),  including, but not limited to, any non-competition agreement,  non-solicitation  agreement, confidentiality agreement or invention assignment agreement signed by Executive, and (ii) the Executive executes,  delivers and does not revoke a general release in form and substance  acceptable to the Company. The parties hereto acknowledge that the  Severance  Benefits to be provided  under this  Section  5(e) is to be provided in consideration for the above-specified release.

              (f)    TERMINATION DUE TO EXECUTIVE'S PERMANENT DISABILITY. In the
event the Executive  becomes  permanently  disabled  during  employment with the
Company,  the Company may terminate  this  Agreement by giving fifteen (15) days notice to the Executive of its intent to

                                       5

terminate,  and unless the Executive resumes performance of the duties set forth in  Section  3 within  five (5) days of the  date of the  notice  and  continues performance  for the  remainder  of the  notice  period,  this  Agreement  shall terminate  at the end of the  fifteen  (15)  day  period.  If the  Executive  is terminated  pursuant to this Section  5(f),  he shall be entitled to receive the
Severance  Benefits for the lesser of (i) the  remaining  term of the  Agreement under the then  applicable  Employment  Period,  or (ii) a period of twelve (12)
months  from the  effective  date of  termination.  Executive  shall  reasonably cooperate with the Company in securing disability coverage, retaining disability coverage,  and collecting any benefits  available from its disability  insurance carrier.  This salary  continuation  element of the Severance  Benefits shall be payable in accordance  with the Company's  normal payroll  schedule,  or on such other periodic basis as may be mutually  agreed upon, from the effective date of his termination, as if Executive's employment had continued during the severance period.  "Permanently  disabled"  for the purposes of this  Agreement  means the inability,  due to  physical  or mental ill  health,  to perform  the  essential functions of Executive's  job, with or without a reasonable  accommodation,  for one  hundred  twenty  (120)  business  days  during  any  one  employment  year, irrespective of whether such days are  consecutive.  In the event of any dispute under this Section,  the Executive  shall submit to a physical  examination by a licensed  physician  subject to the dictates or  requirements  of the  Company's disability insurance carrier, the cost of which will be paid by the Company, and the determination of such physician shall be determinative.

              (g)    TERMINATION  UPON  EXECUTIVE'S  DEATH.  This Agreement will terminate  immediately  upon the Executive's  death. In that event,  Executive's estate  shall  receive any accrued but unpaid  salary or bonuses.  In  addition,
Executive's  estate  shall be entitled to receive the  Severance  Benefits for a period of twelve (12) months from the effective date of termination. This salary continuation  element of the Severance  Benefits  shall be payable in accordance with the Company's normal payroll  schedule,  or on such other periodic basis as may be mutually agreed upon, from the effective date of his  termination,  as if
Executive's  employment had continued during the twelve month severance  period, and Executive's  interest in any stock options or restricted  stock for which he had become eligible under the terms of the applicable stock option or restricted stock plan or agreement or for which he was scheduled to become  eligible at any time during the then  applicable  Employment  Period under the terms of any such stock  option or  restricted  stock plan or  agreement  shall  fully vest on the effective date of his termination under this Section 5(g),  subject to the terms and  conditions of the  applicable  stock option plan and the  discretion of the
Committee.  Executive and his estate shall reasonably cooperate with the Company in securing and maintaining "key man" life insurance and collecting any benefits available from its life insurance carrier.

              (h)    SECTION 409A.  Notwithstanding  anything to the contrary in this Agreement,  any cash severance payments otherwise due to Executive pursuant to this  Section 5 or  otherwise  on or within the  six-month  period  following
Executive's termination will accrue during such six-month period and will become payable in a lump sum payment on the date that is six (6) months and one (1) day following the  Executive's  termination.  In addition,  this  Agreement  will be deemed amended to the extent necessary to avoid imposition of any additional tax or income recognition prior to actual payment to Executive under Section 409A of

                                       6

the Internal  Revenue Code of 1986, as amended,  and any temporary,  proposed or final Treasury Regulations and guidance  promulgated  thereunder and the parties agree to cooperate  with each other and to take  reasonably  necessary  steps in this regard.

       6.     COMPANY  PROPERTY.   All   correspondence,   records,   documents,
software,  promotional  materials,  and other  Company  property,  including all copies, which come into the Executive's  possession by, through or in the course of  his  employment,  regardless  of  the  source  and  whether  created  by the
Executive,  are the sole and exclusive property of the Company,  and immediately upon the termination of the Executive's employment, or any time at the Company's reasonable request,  the Executive shall return to the Company all such property of the Company.

       7.     NON-COMPETITION, NON-SOLICITATION.

              (a)    Subject to Section  5(e),  the  Executive  agrees that,  in consideration of his employment with the Company pursuant to this Agreement, and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, during Executive's employment with the Company and for twenty four
(24) months after termination  thereof, the Executive will not either on his own behalf  or on  behalf of any  third  party,  except  on  behalf of the  Company, directly or indirectly  (other than through his ownership of equity  interest in
the  Company),  as  an  individual  proprietor,   principal,   manager,   agent,
consultant,   guarantor,   advisor,   member,   owner,   participant,   partner,
stockholder,  officer,  employee,  director,  joint venturer,  lender, or in any other capacity  whatsoever (other than as a passive holder of not more than five percent (5%) of the total outstanding stock of a publicly-held company):

                     (i)    carry on, engage in, or have any financial  interest
                            in any fractional aircraft ownership business, fixed
                            base  operations  business,  air  charter  business,
                            business  regulated as an "air taxi"  services under
                            applicable    Federal    Aviation     Administration
                            regulations  or  related  business  activities  that
                            compete  with any  business of the Company or any of
                            its  affiliates  in North  American,  or is based on
                            know-how, trade secrets or technology of the kind or
                            type   acquired,   developed  or  being   developed,
                            produced, marketed, distributed,  planned, furnished
                            or sold  by the  Company  while  the  Executive  was
                            employed by the Company,  or accept  employment with
                            any  entity  that  engages  in  any  such   business
                            activity;

                     (ii)   (a) recruit, offer employment to, solicit or induce,
                            or attempt to induce,  any  employee or employees of
                            the  Company or any  affiliate  to  terminate  their
                            employment    with,   or   otherwise   cease   their
                            relationship  with,  the Company or any affiliate or
                            (b)  recruit,  offer  employment  to or solicit  any
                            person who has been  employed  by the Company or any
                            affiliate   during  the  12  months  preceding  such
                            solicitation or offer of employment;

                                       7

                     (iii)  solicit,  divert, take away, or attempt to divert or take away,  the business or patronage  (with respect
                            to   products  or  services  of  the  kind  or  type
                            developed,  produced, marketed, furnished or sold by
                            the  Company)  of  any  of  the  Company's  clients,
                            customers,  vendors, business or strategic partners,
                            or  accounts,  or  prospective  clients,  customers,
                            vendors,   business  or   strategic   partners,   or
                            accounts, or

                     (iv)   persuade  or induce any  client,  customer,  vendor,
                            strategic  or  business  partner,  or account of the
                            Company to restrict  or cease to do  business  with,
                            invest in,  participate with, or otherwise work with
                            the  Company,  or to reduce the amount of  business,
                            investment,  participation  or work  that  any  such
                            client,  customer,  vendor, or strategic or business
                            partner   has    customarily    done   or   actively
                            contemplates doing with the Company.

              (b)    Executive  and the Company  agree that this covenant not to compete is a reasonable covenant under the circumstances, and further agree that if in the opinion of any court of competent  jurisdiction  such restraint is not reasonable in any respect,  such court shall have the right, power and authority to excise or modify such  provision  or  provisions  of this  covenant as to the court shall appear not  reasonable  and to enforce the remainder of the covenant as so amended.  Executive  agrees that any breach of the covenants  contained in this  Section 7 would  irreparably  injure the Company.  Accordingly,  Executive agrees that the Company may, in addition to pursuing  any other  remedies it may have in law or in equity,  cease making any  payments or providing  any benefits otherwise  required by this Agreement and obtain an injunction against Executive from any court  having  jurisdiction  over the matter  restraining  any  further violation of this Agreement by Executive.

              (c)    The  provisions of Section 7 shall survive  termination  of this Agreement.

       8.     PROTECTION OF CONFIDENTIAL INFORMATION.

              (a)    For purposes of this Section 8, "Confidential  Information"
shall mean  non-public  information  concerning  the financial  data,  strategic business  plans,  product  development  (or  other  proprietary  product  data), projects,  customer lists,  marketing plans,  methodologies,  business or vendor relationships, relationships with strategic or business partners, its high speed networks,  or  equipment,  tools or other  materials  developed  for use on such
networks,   and  all  information  and  know-how  (whether  or  not  patentable, copyrightable  or  otherwise  able to be  registered  or  protected  under  laws governing intellectual property) owned,  possessed,  or used by the Company, any affiliate  or  any  customer,  including,  without  limitation,  any  invention, existing  or future  product,  formula,  method,  manufacturing  techniques  and procedures,  composition, compound, project, development, plan, market research,
vendor  information,   supplier  information,  customer  lists  or  information,
contacts  at or  knowledge  of  customers,  prospective  customers,  business or strategic partners of the Company, apparatus,  equipment, trade secret, process, research,  reports,  clinical data,  financial data,  technical data, test data, know-how,  computer  program,  software,  software  documentation,  source code, hardware design, technology,  marketing or business plan, forecast,  unpublished financial

                                       8

statement,  budget,  license,  patent applications,  contracts,  joint ventures, price, cost and personnel data, any trade names, trademarks or slogans and other non-public,  proprietary  and  confidential  information  of  the  Company,  its affiliates  or customers,  that, in any case, is not otherwise  available to the public (other than by  Executive's  breach of the terms  hereof).  The Executive agrees (i) that all Confidential  Information,  whether or not in writing, shall be treated  as being  confidential  and/or  proprietary  information  and is the exclusive  property of the Company and (ii) to hold in a fiduciary  capacity for the sole benefit of the Company all Confidential Information.

              (b)    "Confidential  Information"  shall not include  information that

                     (i)    is or becomes public  knowledge  through legal means
                            without fault by the Executive,

                     (ii)   is already public  knowledge prior to the signing of
                            this Agreement,

                     (iii)  must be  disclosed  pursuant  to  applicable  law or court order.

              (c)    The Executive  agrees that he will not at any time,  either during the Term of this Agreement or after its  termination,  disclose to anyone any Confidential  Information,  or utilize such Confidential Information for his own benefit,  or for the benefit of third parties without written approval by an officer of the Company.  Executive  further  agrees that all  memoranda,  notes, records, data, schematics,  sketches, computer programs, prototypes, or written, photographic, magnetic or other documents or tangible objects compiled by him or made available to him during the Term of his employment  concerning the business of the Company and/or its clients, including any copies of such materials, shall be the  property  of the Company  and shall be  delivered  to the Company on the termination of his employment, or at any other time upon request of the Company.

              (d)    The Executive  also agrees that any breach of the covenants contained in this Section 8 would irreparably  injure the Company.  Accordingly,
Executive  agrees  that the Company  may,  in  addition  to  pursuing  any other remedies it may have in law or in equity, cease making any payments or providing any  benefits  otherwise  required by this  Agreement  and obtain an  injunction against Executive from any court having jurisdiction over the matter restraining any further violation of this Agreement by Executive

       9.     INTELLECTUAL  PROPERTY.  During  the Term of this  Agreement,  the
Executive will disclose to the Company all ideas, concepts,  inventions, product ideas, new products, discoveries, methods, software, business plans and business opportunities  developed  by him  during the  Employment  Period,  which  relate directly or indirectly  to the Company's  business or the business of any of its affiliates  or their  respective  clients,  including  without  limitation,  any
process,   product  or  product   improvement,   product  ideas,  new  products,
discoveries,  methods,  software, domain names or proposed domain names, uniform resource locators,  trade names,  trademarks or slogans, which may or may not be
patentable  or  copyrightable,   registerable  or  otherwise  protectable.   The
Executive  agrees that such will be the  property of the Company from the moment of its inception (including,  without limitation, all copyrightable works, which shall

                                       9

be deemed "works made for hire" under the United States  Copyright Act) and that he will at the Company's reasonable request and cost do whatever is necessary to assign or  otherwise  secure  for the  Company  the  rights  thereto  by patent, copyright or otherwise.  Executive  acknowledges and agrees that his obligations with respect to Company  property  discussed in this paragraph shall survive the termination or expiration of this Agreement.

       10.    PUBLICITY. Neither party shall issue, without consent of the other party,  any press release or make any public  announcement  with respect to this
Agreement or the  employment  relationship  between them.  Following the date of this Agreement and  regardless of any dispute that may arise in the future,  the
Executive  and the  Company  jointly  and  mutually  agree  that  they  will not disparage,  criticize or make  statements  which are  negative,  detrimental  or injurious to the other (or, in the case of the Executive,  negative, detrimental or injurious to any officer,  director,  stockholder or affiliate of the Company or its affiliates) to any individual,  company or client,  including  within the
Company.

       11.    BINDING AGREEMENT.  This Agreement shall be binding upon and inure to the benefit of the parties  hereto,  their heirs,  personal  representatives, successors and assigns. In the event the Company is acquired, is a non surviving party in a merger, or transfers  substantially all of its assets, this Agreement shall not be terminated and the  transferee or surviving  company shall be bound by the provisions of this Agreement. The parties understand that the obligations of the Executive are personal and may not be assigned by him.

       12.    ENTIRE AGREEMENT. This Agreement contains the entire understanding of the Executive and the Company with respect to employment of the Executive and supersedes any and all prior understandings, written or oral. This Agreement may not be  amended,  waived,  discharged  or  terminated  orally,  but  only  by an
instrument  in  writing,   specifically  identified  as  an  amendment  to  this
Agreement,  and signed by all  parties.  By entering  into this  Agreement,  the
Executive  certifies  and  acknowledges  that he has  carefully  read all of the provisions of this Agreement and that he voluntarily  and knowingly  enters into said Agreement.

       13.    SEVERABILITY.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction  shall, as to such jurisdiction,  be deemed severable  from the remainder of this  Agreement,  and the remaining  provisions contained  in this  Agreement  shall be  construed  to  preserve  to the maximum permissible  extent  the  intent  and  purposes  of  this  Agreement.  Any  such prohibition  or  unenforceability  in any  jurisdiction  shall not invalidate or render unenforceable such provision in any other jurisdiction.

       14.    GOVERNING LAW AND SUBMISSION TO JURISDICTION. This Agreement shall be governed by, and construed and enforced in accordance  with,  the laws of the
State of Florida,  without  giving effect to the  principles of conflicts of law thereof.

       15.    NOTICES.  Any  notice  provided  for in this  Agreement  shall  be provided in writing.  Notices  shall be effective  from the date of service,  if served  personally on the party to whom notice is to be given,  or on the second day after mailing, if mailed by first class mail, postage

                                       10

prepaid.  Notices shall be properly addressed to the parties at their respective addresses or to such other  address as either party may later  specify by notice to the other.

       16.    ARBITRATION.  EXCEPT AS PROVIDED BELOW, THE PARTIES AGREE THAT ANY
CONTROVERSY,  CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT,  OR
THE BREACH  THEREOF OR  ARISING  OUT OF OR  RELATING  TO THE  EMPLOYMENT  OF THE
EXECUTIVE,  OR THE  TERMINATION  THEREOF,  INCLUDING ANY STATUTORY OR COMMON LAW
CLAIMS  UNDER  FEDERAL,  STATE,  OR LOCAL LAW,  INCLUDING  ALL LAWS  PROHIBITING
DISCRIMINATION IN THE WORKPLACE,  SHALL BE RESOLVED BY ARBITRATION IN FLORIDA IN
ACCORDANCE WITH THE EMPLOYMENT DISPUTE  RESOLUTION RULES OF JAMS/ENDISPUTE.  THE
PARTIES  AGREE  THAT ANY AWARD  RENDERED  BY THE  ARBITRATOR  SHALL BE FINAL AND
BINDING,  AND THAT  JUDGMENT  UPON THE AWARD MAY BE ENTERED IN ANY COURT  HAVING
JURISDICTION THEREOF. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT, DUE TO THE
NATURE OF THE CONFIDENTIAL INFORMATION, TRADE SECRETS, AND INTELLECTUAL PROPERTY
BELONGING TO THE COMPANY TO WHICH THE EXECUTIVE HAS OR WILL BE GIVEN ACCESS, AND
THE  LIKELIHOOD OF  SIGNIFICANT  HARM THAT THE COMPANY WOULD SUFFER IN THE EVENT
THAT SUCH  INFORMATION  WAS DISCLOSED TO THIRD PARTIES,  NOTHING IN THIS SECTION
SHALL  PRECLUDE  THE COMPANY  FROM GOING TO COURT TO SEEK  INJUNCTIVE  RELIEF TO
PREVENT  EXECUTIVE  FROM  VIOLATING THE  OBLIGATIONS  ESTABLISHED  IN SECTIONS 7
THROUGH 10 OF THIS AGREEMENT.

       17.    INDEMNIFICATION.

              (a)    CORPORATE  ACTS.  In his  capacity as a director,  manager, officer, or employee of the Company or serving or having served any other entity as a  director,  manager,  officer,  or  executive  at  the  Company's  request,
Executive  shall be indemnified  and held harmless by the Company to the fullest extent allowed by law, the Company's  charter and by-laws,  from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses),  judgments, fines, settlements and other amounts arising from any and
all  claims,   demands,   actions,   suits  or  proceedings,   civil,  criminal,
administrative  or  investigative,  in  which  Executive  may  be  involved,  or threatened  to be involved,  as a party or  otherwise  by reason of  Executive's status, which relate to or arise out of the Company,  their assets,  business or affairs,  if in each of the foregoing  cases,  (i) Executive acted in good faith and in a manner  Executive  believed to be in the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe
Executive's  conduct  was  unlawful,   and  (ii)  Executive's  conduct  did  not
constitute gross negligence or willful or wanton  misconduct.  The Company shall advance all  reasonable  expenses  incurred by Executive in connection  with the investigation,  defense, settlement or appeal of any civil or criminal action or proceeding referenced in this Section, including but not necessarily limited to, reasonable fees of legal counsel,  expert witnesses or other  litigation-related expenses.

                                       11

              (b)    DIRECTORS  &  OFFICERS  INSURANCE.  During  the  Employment
Period and thereafter for six years after the Executive's employment terminates,
Executive  shall be entitled  to  coverage  under the  Company's  directors  and officers  liability  insurance  policy,  subject to the terms of such policy, in effect at any time in the future to no lesser extent than any other  officers or directors of the Company.  Notwithstanding  anything herein to the contrary, the provisions of this Section shall survive the  termination  of this Agreement and the termination of the Period of Employment for any reason.

              (c)    PERSONAL  GUARANTEES.  The Company shall indemnify and hold harmless  the  Executive  for any  liability  incurred  by him by  reason of his execution of any personal guarantee for the Company's benefit (including but not limited to personal  guarantees in connection  with office or equipment  leases, commercial loans or promissory  notes).  Notwithstanding  anything herein to the contrary,  the provisions of this Section shall survive the  termination of this
Agreement and the termination of the Period of Employment for any reason.

       18.    MISCELLANEOUS.

              (a)    No delay or  omission  by either  party in  exercising  any right under this Agreement shall operate as a waiver of that or any other right.
A waiver or consent  given by one party on any one  occasion  shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

              (b)    The  captions  of the  sections of this  Agreement  are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

              (c)    Any rights of Executive  hereunder  shall be in addition to any  rights  Executive  may  otherwise  have  under  written  benefit  plans  or agreements  of  the  Company  to  which  he  is a  party  or  in  which  he is a participant,  including,  but not  limited  to, any  Company  sponsored  written employee benefit plans, stock option plans, grants and agreements.

              (d)    The Company  shall be entitled to withhold from any payment any amount of withholding required by law.

                                       12

       IN WITNESS WHEREOF,  each of the parties hereto has caused this Agreement to be duly executed and  delivered  under seal,  by its  authorized  officers or individually, on the date first identified above.

                                        AVANTAIR CORPORATION

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        EXECUTIVE:

                                        ----------------------------------------
                                        John Waters

                                       13

                                                                       ANNEX E-2

                              EMPLOYMENT AGREEMENT

       THIS  AGREEMENT  is  dated  as of  September  29,  2006,  by and  between
Avantair,  a Nevada  corporation  (the  "Company"),  and  Steven F.  Santo  (the
"Executive").

       In  consideration  of the mutual  covenants  herein  contained and of the mutual benefits herein provided, the Company and the Executive agree as follows:

       1.     REPRESENTATIONS  AND  WARRANTIES.  The  Executive  represents  and warrants to the Company that Executive is not bound by any restrictive covenants and has no prior or other  obligations  or commitments of any kind that would in any way prevent,  restrict,  hinder or interfere with Executive's  acceptance of continued  employment or the performance of all duties and services hereunder to the fullest extent of the Executive's ability and knowledge.

       2.     TERM OF EMPLOYMENT.  The Company will employ the Executive and the
Executive  accepts  continued  employment  by  the  Company  on  the  terms  and conditions  herein contained for a period (the "Employment  Period") provided in
Section 5.

       3.     DUTIES AND FUNCTIONS.

              (a)    The  Executive  shall be  employed  as the Chief  Executive
Officer  ("CEO") of the Company and shall oversee,  direct and manage all of the day-to-day operations of the Company. The Executive shall report directly to the
Board of Directors (the "Board").  The Executive  agrees to undertake the duties and responsibilities  commensurate with the position of CEO, which may encompass such  different or  additional  duties as may,  from time to time, be reasonably assigned by the Board,  and the duties and  responsibilities  undertaken  by the
Executive may be reasonably  altered or modified from time to time by the Board, subject to the  limitations  on reduction of duties  provided in Section 5(c) of this Agreement.  Executive  shall comply with all of the Company's  policies and procedures.

              (b)    During the  Employment  Period,  the Executive  will devote substantially  all of his full  time  and  efforts  to the best of his  ability, experience  and talent to the  business  of the  Company.  Except as provided in
Section 7, nothing in this Agreement shall preclude Executive from engaging,  so long as, in the  reasonable  determination  of the Company's  Board of Directors
(the   "Board"),   such   activities  do  not  interfere  with  his  duties  and
responsibilities  hereunder,  in charitable and community affairs, from managing any passive investment made by him in publicly traded equity securities or other property  (provided  that no such  investment may exceed 5% of the equity of any entity, without the prior approval of the Board) or from serving, subject to the prior approval of the Board,  as a member of boards of directors or as a trustee of any other corporation, association or entity.

                                       1

       4.     COMPENSATION.

              (a)    BASE SALARY:  As compensation  for his services  hereunder, during  the  Executive's  employment  as  CEO,  the  Company  agrees  to pay the
Executive  a base salary at the rate of Three  Hundred and Twenty Five  Thousand
Dollars  ($325,000) per annum,  payable in accordance with the Company's  normal payroll  schedule,  or on such other  periodic  basis as may be mutually  agreed upon. In no event shall  Executive's  salary be reduced below his current salary
(or,  subsequent to any increases,  below his then current salary).  Executive's base salary shall be increased to Four Hundred Thousand  Dollars  ($400,000) per annum  upon  the  closing  of a  sale  of  the  Company  to  Ardent  Acquisition
Corporation  (the  "Acquisition").  Executive's  compensation  pursuant  to this
Agreement shall be separate and exclusive of any funds or benefits Executive may receive  in  connection  with  the  sale or  exchange  of his  Company  stock in connection with the Acquisition.

       Executive's salary shall be subject to annual review,  based on corporate policy and contributions made by Executive to the Company and such other factors as the Board or the Company's  Compensation  Committee (the  "Committee")  shall determine and, the Board and/or the Committee may, in its sole discretion, elect to increase Executive's base salary hereunder.

              (b)    BONUS:  Executive  shall be  eligible  to receive an annual cash  and/or  stock  bonus award for the fiscal year ending June 30, 2007 with a target bonus of 60% of the Executive's  then current base salary,  as determined by the Board or the Company's  Compensation  Committee  (the  "Committee").  All
bonuses after the fiscal year ending June 30, 2007 shall be at the discretion of the  Board and the  Committee  contingent  upon the  Executive  achieving  goals determined  by the Board or the  Committee  in their  sole  discretion.  For the fiscal year ending June 30, 2007,  the Board or Committee in its  discretion may provide  Executive with a bonus in excess of 60% to the extent Executive exceeds the target criteria.

              (c)    PARTICIPATION  IN STOCK OPTION  PROGRAM:  To the extent the
Company  establishes  or may, from time to time,  establish at any period in the future,  an incentive  program that permits,  allows,  or provides for awards of stock,  restricted stock, or options in the Company, or similar incentive equity interests,  the Executive shall,  subject to Committee approval,  be eligible to participate  in such  program to the same  extent as other,  similarly  situated employees of the Company.

              (d)    LIVING  EXPENSES:  Executive  shall be  entitled to monthly stipends  in the amount of (i)  through  the month  ending  June 30,  2007,  Two
Thousand Eight Hundred  Dollars  ($2,800) to cover his living  expenses and (ii)
One Thousand Five Hundred Dollars ($1,500) to cover his car lease.

              (e)    BUSINESS EXPENSES: In addition to the compensation provided for above,  the Company  agrees to pay or to reimburse the Executive  during his employment for all  reasonable,  ordinary,  and necessary,  properly  vouchered, client-related business or entertainment expenses incurred in the performance of his services  hereunder in accordance with Company policy in effect from time to time.  The  Executive  shall  submit  vouchers and receipts for all expenses for which reimbursement is sought.

                                       2

              (f)    VACATION: During each calendar year, the Executive shall be entitled to four weeks of vacation per year. To the extent that  Executive  does not use his  vacation in a given  calendar  year,  he shall be entitled to carry forward accrued unused vacation over from year to year; provided,  however, that in no event  may he at any time  have more  than 30  business  days of  vacation accrued and once he has 30 business days of accrued unused vacation, he shall no longer  continue to accrue  further  vacation time until he has used some of his accrued vacation time.

              (g)    FRINGE BENEFITS:  In addition to his compensation  provided by the foregoing, the Executive shall be entitled to the benefits made available generally to Company employees pursuant to Company programs,  including,  by way of  illustration,  personal leave,  paid holidays,  sick leave,  profit-sharing, retirement,  disability,  dental,  vision,  group  sickness,  accident or family health insurance programs of the Company, subject, in each case, to the terms of each such program (including any discrimination testing in such program).

       5.     EMPLOYMENT PERIOD; TERMINATION.

              (a)    The  Executive's  employment  under  this  Agreement  shall commence on the effective date of this Agreement,  and shall continue thereafter unabated until terminated upon the earlier to occur of the following events: (i)
the close of business on the third  anniversary  of this  Agreement (the initial three year term of this  Agreement  shall be referred to herein as the  "Initial
Term") or (ii) as otherwise  provided  below,  PROVIDED,  HOWEVER,  THAT, on the third anniversary of the date of this Agreement,  and on every subsequent annual anniversary, and unless either party has given the other party written notice at least  thirty  (30) days prior to the such  anniversary  date,  the term of this
Agreement and the  Employment  Period shall be renewed for a term ending one (1)
year  subsequent  to such date (each such  one-year  term shall be  referred  to herein as a "Renewal Term"),  unless sooner  terminated as provided herein.  For the  purposes of this  Agreement,  the Initial  Term and each Renewal Term shall collectively be referred to as the "Employment Period."

              (b)    TERMINATION    BY    EXECUTIVE    WITHOUT    GOOD   REASON.
Notwithstanding the provisions of Sections 5(a), the Executive may terminate the employment relationship at any time for any reason by giving the Company written notice at least  sixty (60) days  prior to the  effective  date of  termination.
Unless otherwise provided by this Section, all compensation and benefits paid by the Company to the Executive  shall cease upon his last day of  employment,  but
Executive  shall be entitled to receive any accrued but unpaid base salary,  and to be reimbursed  for any  reimbursable  expenses that have not been  reimbursed prior to the effective date such termination.

              (c)    TERMINATION BY EXECUTIVE WITH "GOOD REASON." Subject to the
provisions  detailed below, upon thirty (30) days' written notice to the Company of his intent to  terminate  the  Agreement,  Executive  shall have the right to terminate his employment under this Agreement for "Good Reason." For purposes of this  Agreement,  "Good  Reason"  is defined  as any one of the  following:  (i)
Company's  willful material breach of any provision of this Agreement;  (ii) any material  adverse change in Executive's  position  (including  status,  offices,

                                       3

titles and reporting requirements), authority, duties or responsibilities (other than a change due to  Executive's  Permanent  Disability or as an  accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in
any   material   respect   in   Executive's   position,    authority,    duties,
responsibilities  or compensation,  which  diminution  continues in time over at least thirty (30) days, such that it constitutes an effective demotion; or (B) a material diversion from Executive's  performance of the functions of Executive's position,  excluding  for  this  purpose  material  adverse  changes  made  with
Executive's  written  consent  or due to  Executive's  termination  For Cause or termination  by  Executive  without  Good  Reason;  or (iii)  relocation  of the
Company's  headquarters  and/or  Executive's  regular work address to a location which requires him to travel more than FORTY (40) miles from  Executive's  place of  employment  on the  date  hereof;  PROVIDED,  HOWEVER,  that  it  shall  not constitute  Good Reason  unless  Executive  shall have provided the Company with written  notice of its alleged  actions  constituting  Good Reason (which notice shall specify in reasonable  detail the  particulars of such Good Reason) within
30 days of the events alleged actions  constituting  Good Reason and Company has not cured any such alleged Good Reason or substantially  commenced its effort to cure such  breach  within  thirty  (30) days of the  Company's  receipt  of such written notice.

If the  Executive's  employment is terminated by the Executive with Good Reason, the  Executive  shall  continue to receive his base salary and health  insurance coverage, on the same terms as made available to the Company's employees,  for a period of twelve (12) months from the effective date of  termination  (such base
salary   continuation  and  health  insurance   coverage  being  the  "Severance
Benefits").

Notwithstanding the foregoing,  Executive shall not be entitled to any Severance
Benefits unless (i) Executive complies with all of the restrictive  covenants by which he is bound (whether pursuant to this Agreement or otherwise),  including, but not limited to, any non-competition agreement,  non-solicitation  agreement, confidentiality agreement or invention assignment agreement signed by Executive, and (ii) the Executive executes,  delivers and does not revoke a general release in form and substance  acceptable to the Company. The parties hereto acknowledge that the  Severance  Benefits to be provided  under this  Section 5(c) are to be provided in consideration for the above-specified release.

              (d)    TERMINATION BY THE COMPANY FOR "CAUSE." If the  Executive's
employment is terminated  for "Cause," the Executive will not be entitled to and shall not  receive  any  compensation  or  benefits  of any type  following  the
effective  date  of  termination.   Except  as  provided  below,  in  the  event
Executive's  employment  with  the  Company  is  terminated  for  "Cause,"  such
termination   shall  be  effective  upon  Executive's   receipt  of  the  notice
terminating  his  employment  for "Cause," which notice shall describe the bases for the "Cause" determination. As used in this Agreement, the term "Cause" shall exist  upon any of the  following  events:  (1)  Executive's  fraud or breach of fiduciary  obligations  in connection  with  performance  of his duties with the
Company   (including   but  not   limited  to  any  acts  of   embezzlement   or
misappropriation  of funds); (2) Executive's  indictment for a felony or plea of guilty or NOLO CONTENDERE to a felony charge or any criminal act involving moral turpitude;  (3)  Executive's  being under the influence of any drugs (other than prescription medicine or other  medically-related  drugs to the extent that they are taken in accordance  with their  directions)  or

                                       4

repeatedly  being under the influence of alcohol,  during the performance of his duties  under this  Agreement,  or,  while under the  influence of such drugs or alcohol, engaging in grossly inappropriate conduct during the performance of his duties under this Agreement;  (4) Executive's  refusal to substantially  perform the Executive's duties hereunder, except in the event that the Executive becomes permanently  disabled  as set forth in Section  5(f);  (5)  Executive's  willful
misconduct  or  gross   negligence  in  connection  with  his  employment;   (6)
Executive's material violation of any Company policies or procedures relating to harassment,  discrimination  or insider  trading;  or (7)  Executive's  material breach of any provision of this Agreement. In the case of items (4), (6) and (7)
above, the Company shall provide the Executive with written notice specifying in reasonable  detail the  particulars  of such Cause and the Executive  shall have thirty (30) days from the giving of such notice  within which to cure, if such a cure is possible  and, if such a cure is possible and the  Executive  cures such
Cause to the reasonable  satisfaction  of the Company then Cause shall not exist with respect to such Cause event.

              (e)    TERMINATION BY THE COMPANY  WITHOUT  "CAUSE." Upon ten (10)
days written notice, the Company shall have the right to terminate Executive for any reason or no reason at all. If the  Executive's  employment is terminated by the Company  without  Cause,  the  Executive  shall receive  Severance  Benefits
(subject to any limits of the Company's  applicable benefits plans and insurance policies)  for a  period  of  twelve  (12)  months  from the  effective  date of
termination.   Furthermore,   Executive's  interest  in  any  stock  options  or
restricted  stock  which he was  granted  subject  to  vesting  or for  which he otherwise has become eligible under the terms of the applicable  stock option or restricted  stock  plan or  agreement  or for which he was  scheduled  to become eligible at any time during the then applicable Employment Period (collectively, the "Options") shall fully vest on the effective date of his termination without
Cause, and Executive shall be granted a 12-month period in which to exercise all of these options,  subject to the terms and  conditions of the applicable  stock option  plan  and the  discretion  of the  Committee.  The  non-competition  and non-solicitation  restrictions  set  forth  in  Section  7  of  this  Employment
Agreement  will  terminate  on the date  Executive  ceases to collect  Severance
Benefits. The confidentiality and rights to inventions  obligations  established in  Sections 8 and 9 of this  Agreement  will  survive the  termination  of this
Agreement pursuant to this section.

Notwithstanding the foregoing,  Executive shall not be entitled to any Severance
Benefits unless (i) Executive complies with all of the restrictive  covenants by which he is bound (whether pursuant to this Agreement or otherwise),  including, but not limited to, any non-competition agreement,  non-solicitation  agreement, confidentiality agreement or invention assignment agreement signed by Executive, and (ii) the Executive executes,  delivers and does not revoke a general release in form and substance  acceptable to the Company. The parties hereto acknowledge that the  Severance  Benefits to be provided  under this  Section  5(e) is to be provided in consideration for the above-specified release.

              (f)    TERMINATION DUE TO EXECUTIVE'S PERMANENT DISABILITY. In the
event the Executive  becomes  permanently  disabled  during  employment with the
Company,  the Company may terminate  this  Agreement by giving fifteen (15) days notice to the  Executive of its intent to  terminate,  and unless the  Executive resumes performance of the duties set forth in Section 3 within five (5) days of the date of the notice and continues performance for the remainder of the

                                       5

notice period, this Agreement shall terminate at the end of the fifteen (15) day period.  If the Executive is terminated  pursuant to this Section 5(f), he shall be entitled to receive the Severance Benefits for a period of twelve (12) months from the effective date of  termination.  Executive shall  reasonably  cooperate with the Company in securing disability coverage, retaining disability coverage, and collecting any benefits  available  from its disability  insurance  carrier.
This salary  continuation  element of the Severance Benefits shall be payable in accordance with the Company's normal payroll schedule, or on such other periodic basis  as  may  be  mutually  agreed  upon,  from  the  effective  date  of  his termination,  as if Executive's  employment  had continued  during the severance period.  "Permanently  disabled"  for the purposes of this  Agreement  means the inability,  due to  physical  or mental ill  health,  to perform  the  essential functions of Executive's  job, with or without a reasonable  accommodation,  for one  hundred  twenty  (120)  business  days  during  any  one  employment  year, irrespective of whether such days are  consecutive.  In the event of any dispute under this Section,  the Executive  shall submit to a physical  examination by a licensed  physician  subject to the dictates or  requirements  of the  Company's disability insurance carrier, the cost of which will be paid by the Company, and the determination of such physician shall be determinative.

              (g)    TERMINATION  UPON  EXECUTIVE'S  DEATH.  This Agreement will terminate  immediately  upon the Executive's  death. In that event,  Executive's estate  shall  receive any accrued but unpaid  salary or bonuses.  In  addition,
Executive's  estate  shall be entitled to receive the  Severance  Benefits for a period of twelve (12) months from the effective date of termination. This salary continuation  element of the Severance  Benefits  shall be payable in accordance with the Company's normal payroll  schedule,  or on such other periodic basis as may be mutually agreed upon, from the effective date of his  termination,  as if
Executive's  employment had continued during the twelve month severance  period, and Executive's  interest in any stock options or restricted  stock for which he had become eligible under the terms of the applicable stock option or restricted stock plan or agreement or for which he was scheduled to become  eligible at any time during the then  applicable  Employment  Period under the terms of any such stock  option or  restricted  stock plan or  agreement  shall  fully vest on the effective date of his termination under this Section 5(g),  subject to the terms and  conditions of the  applicable  stock option plan and the  discretion of the
Committee.  Executive and his estate shall reasonably cooperate with the Company in securing and maintaining "key man" life insurance and collecting any benefits available from its life insurance carrier.

              (h)    SECTION 409A.  Notwithstanding  anything to the contrary in this Agreement,  any cash severance payments otherwise due to Executive pursuant to this  Section 5 or  otherwise  on or within the  six-month  period  following
Executive's termination will accrue during such six-month period and will become payable in a lump sum payment on the date that is six (6) months and one (1) day following the  Executive's  termination.  In addition,  this  Agreement  will be deemed amended to the extent necessary to avoid imposition of any additional tax or income recognition prior to actual payment to Executive under Section 409A of the Internal  Revenue Code of 1986, as amended,  and any temporary,  proposed or final Treasury Regulations and guidance  promulgated  thereunder and the parties agree to cooperate  with each other and to take  reasonably  necessary  steps in this regard.

                                       6

       6.     COMPANY  PROPERTY.   All   correspondence,   records,   documents,
software,  promotional  materials,  and other  Company  property,  including all copies, which come into the Executive's  possession by, through or in the course of  his  employment,  regardless  of  the  source  and  whether  created  by the
Executive,  are the sole and exclusive property of the Company,  and immediately upon the termination of the Executive's employment, or any time at the Company's reasonable request,  the Executive shall return to the Company all such property of the Company.

       7.     NON-COMPETITION, NON-SOLICITATION.

              (a)    Subject to Section  5(e),  the  Executive  agrees that,  in consideration of his employment with the Company pursuant to this Agreement, and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, during Executive's employment with the Company and for twenty four
(24) months after termination  thereof, the Executive will not either on his own behalf  or on  behalf of any  third  party,  except  on  behalf of the  Company, directly or indirectly  (other than through his ownership of equity  interest in
the  Company),  as  an  individual  proprietor,   principal,   manager,   agent,
consultant,   guarantor,   advisor,   member,   owner,   participant,   partner,
stockholder,  officer,  employee,  director,  joint venturer,  lender, or in any other capacity  whatsoever (other than as a passive holder of not more than five percent (5%) of the total outstanding stock of a publicly-held company):

                     (i)    carry on, engage in, or have any financial  interest

                            in any fractional aircraft ownership business, fixed
                            base  operations  business,  air  charter  business,
                            business  regulated as an "air taxi"  services under
                            applicable    Federal    Aviation     Administration
                            regulations  or  related  business  activities  that
                            compete  with any  business of the Company or any of
                            its  affiliates  in North  American,  or is based on
                            know-how, trade secrets or technology of the kind or
                            type   acquired,   developed  or  being   developed,
                            produced, marketed, distributed,  planned, furnished
                            or sold  by the  Company  while  the  Executive  was
                            employed by the Company,  or accept  employment with
                            any  entity  that  engages  in  any  such   business
                            activity;

                     (ii)   (a) recruit, offer employment to, solicit or induce,
                            or attempt to induce,  any  employee or employees of
                            the  Company or any  affiliate  to  terminate  their
                            employment    with,   or   otherwise   cease   their
                            relationship  with,  the Company or any affiliate or
                            (b)  recruit,  offer  employment  to or solicit  any
                            person who has been  employed  by the Company or any
                            affiliate   during  the  12  months  preceding  such
                            solicitation or offer of employment;

                     (iii)  solicit,  divert, take away, or attempt to divert or take away,  the business or patronage  (with respect
                            to   products  or  services  of  the  kind  or  type
                            developed,  produced, marketed, furnished or sold by
                            the  Company)  of  any  of  the  Company's  clients,
                            customers,  vendors, business or strategic partners,
                            or  accounts,  or  prospective  clients,  customers,
                            vendors,

                                       7

                            business or strategic partners, or accounts, or

                     (iv)   persuade  or induce any  client,  customer,  vendor,
                            strategic  or  business  partner,  or account of the
                            Company to restrict  or cease to do  business  with,
                            invest in,  participate with, or otherwise work with
                            the  Company,  or to reduce the amount of  business,
                            investment,  participation  or work  that  any  such
                            client,  customer,  vendor, or strategic or business
                            partner   has    customarily    done   or   actively
                            contemplates doing with the Company.

              (b)    Executive and the  Company agree  that this covenant not to compete is a reasonable covenant under the circumstances, and further agree that if in the opinion of any court of competent  jurisdiction  such restraint is not reasonable in any respect,  such court shall have the right, power and authority to excise or modify such  provision  or  provisions  of this  covenant as to the court shall appear not  reasonable  and to enforce the remainder of the covenant as so amended.  Executive  agrees that any breach of the covenants  contained in this  Section 7 would  irreparably  injure the Company.  Accordingly,  Executive agrees that the Company may, in addition to pursuing  any other  remedies it may have in law or in equity,  cease making any  payments or providing  any benefits otherwise  required by this Agreement and obtain an injunction against Executive from any court  having  jurisdiction  over the matter  restraining  any  further violation of this Agreement by Executive.

              (c)    The  provisions of Section 7 shall survive  termination  of this Agreement.

       8.     PROTECTION OF CONFIDENTIAL INFORMATION.

              (a)    For purposes of this Section 8, "Confidential  Information"
shall mean  non-public  information  concerning  the financial  data,  strategic business  plans,  product  development  (or  other  proprietary  product  data), projects,  customer lists,  marketing plans,  methodologies,  business or vendor relationships, relationships with strategic or business partners, its high speed networks,  or  equipment,  tools or other  materials  developed  for use on such
networks,   and  all  information  and  know-how  (whether  or  not  patentable, copyrightable  or  otherwise  able to be  registered  or  protected  under  laws governing intellectual property) owned,  possessed,  or used by the Company, any affiliate  or  any  customer,  including,  without  limitation,  any  invention, existing  or future  product,  formula,  method,  manufacturing  techniques  and procedures,  composition, compound, project, development, plan, market research,
vendor  information,   supplier  information,  customer  lists  or  information,
contacts  at or  knowledge  of  customers,  prospective  customers,  business or strategic partners of the Company, apparatus,  equipment, trade secret, process, research,  reports,  clinical data,  financial data,  technical data, test data, know-how,  computer  program,  software,  software  documentation,  source code, hardware design, technology,  marketing or business plan, forecast,  unpublished financial statement,  budget,  license,  patent applications,  contracts,  joint ventures, price, cost and personnel data, any trade names, trademarks or slogans and other non-public,  proprietary and confidential  information of the Company, its  affiliates or customers,  that, in any case, is not otherwise  available to the public (other than by Executive's breach of the terms hereof). The Executive

                                       8

agrees (i) that all Confidential  Information,  whether or not in writing, shall be treated  as being  confidential  and/or  proprietary  information  and is the exclusive  property of the Company and (ii) to hold in a fiduciary  capacity for the sole benefit of the Company all Confidential Information.

              (b)    "Confidential  Information"  shall not include  information that

                     (i)    is or becomes public  knowledge  through legal means
                            without fault by the Executive,

                     (ii)   is already public  knowledge prior to the signing of
                            this Agreement,

                     (iii)  must be  disclosed  pursuant  to  applicable  law or court order.

              (c)    The Executive  agrees that he will not at any time,  either during the Term of this Agreement or after its  termination,  disclose to anyone any Confidential  Information,  or utilize such Confidential Information for his own benefit,  or for the benefit of third parties without written approval by an officer of the Company.  Executive  further  agrees that all  memoranda,  notes, records, data, schematics,  sketches, computer programs, prototypes, or written, photographic, magnetic or other documents or tangible objects compiled by him or made available to him during the Term of his employment  concerning the business of the Company and/or its clients, including any copies of such materials, shall be the  property  of the Company  and shall be  delivered  to the Company on the termination of his employment, or at any other time upon request of the Company.

              (d)    The Executive  also agrees that any breach of the covenants contained in this Section 8 would irreparably  injure the Company.  Accordingly,
Executive  agrees  that the Company  may,  in  addition  to  pursuing  any other remedies it may have in law or in equity, cease making any payments or providing any  benefits  otherwise  required by this  Agreement  and obtain an  injunction against Executive from any court having jurisdiction over the matter restraining any further violation of this Agreement by Executive

       9.     INTELLECTUAL  PROPERTY.  During  the Term of this  Agreement,  the
Executive will disclose to the Company all ideas, concepts,  inventions, product ideas, new products, discoveries, methods, software, business plans and business opportunities  developed  by him  during the  Employment  Period,  which  relate directly or indirectly  to the Company's  business or the business of any of its affiliates  or their  respective  clients,  including  without  limitation,  any
process,   product  or  product   improvement,   product  ideas,  new  products,
discoveries,  methods,  software, domain names or proposed domain names, uniform resource locators,  trade names,  trademarks or slogans, which may or may not be
patentable  or  copyrightable,   registerable  or  otherwise  protectable.   The
Executive  agrees that such will be the  property of the Company from the moment of its inception (including,  without limitation, all copyrightable works, which shall be deemed "works made for hire" under the United States Copyright Act) and that he  will at the  Company's  reasonable  request  and  cost do  whatever  is necessary  to assign or otherwise  secure for the Company the rights  thereto by patent,  copyright  or  otherwise.  Executive  acknowledges

                                       9

and agrees that his obligations  with respect to Company  property  discussed in this paragraph shall survive the termination or expiration of this Agreement.

       10.    PUBLICITY. Neither party shall issue, without consent of the other party,  any press release or make any public  announcement  with respect to this
Agreement or the  employment  relationship  between them.  Following the date of this Agreement and  regardless of any dispute that may arise in the future,  the
Executive  and the  Company  jointly  and  mutually  agree  that  they  will not disparage,  criticize or make  statements  which are  negative,  detrimental  or injurious to the other (or, in the case of the Executive,  negative, detrimental or injurious to any officer,  director,  stockholder or affiliate of the Company or its affiliates) to any individual,  company or client,  including  within the
Company.

       11.    BINDING AGREEMENT.  This Agreement shall be binding upon and inure to the benefit of the parties  hereto,  their heirs,  personal  representatives, successors and assigns. In the event the Company is acquired, is a non surviving party in a merger, or transfers  substantially all of its assets, this Agreement shall not be terminated and the  transferee or surviving  company shall be bound by the provisions of this Agreement. The parties understand that the obligations of the Executive are personal and may not be assigned by him.

       12.    ENTIRE AGREEMENT. This Agreement contains the entire understanding of the Executive and the Company with respect to employment of the Executive and supersedes any and all prior understandings, written or oral. This Agreement may not be  amended,  waived,  discharged  or  terminated  orally,  but  only  by an
instrument  in  writing,   specifically  identified  as  an  amendment  to  this
Agreement,  and signed by all  parties.  By entering  into this  Agreement,  the
Executive  certifies  and  acknowledges  that he has  carefully  read all of the provisions of this Agreement and that he voluntarily  and knowingly  enters into said Agreement.

       13.    SEVERABILITY.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction  shall, as to such jurisdiction,  be deemed severable  from the remainder of this  Agreement,  and the remaining  provisions contained  in this  Agreement  shall be  construed  to  preserve  to the maximum permissible  extent  the  intent  and  purposes  of  this  Agreement.  Any  such prohibition  or  unenforceability  in any  jurisdiction  shall not invalidate or render unenforceable such provision in any other jurisdiction.

       14.    GOVERNING LAW AND SUBMISSION TO JURISDICTION. This Agreement shall be governed by, and construed and enforced in accordance  with,  the laws of the
State of Florida,  without  giving effect to the  principles of conflicts of law thereof.

       15.    NOTICES.  Any  notice  provided  for in this  Agreement  shall  be provided in writing.  Notices  shall be effective  from the date of service,  if served  personally on the party to whom notice is to be given,  or on the second day after mailing, if mailed by first class mail, postage prepaid. Notices shall be properly  addressed to the parties at their  respective  addresses or to such other address as either party may later specify by notice to the other.

       16.    ARBITRATION.  EXCEPT AS PROVIDED BELOW, THE PARTIES AGREE THAT ANY
CONTROVERSY,  CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT,  OR
THE BREACH  THEREOF OR  ARISING  OUT OF OR

                                       10

RELATING  TO THE  EMPLOYMENT  OF THE  EXECUTIVE,  OR  THE  TERMINATION  THEREOF,
INCLUDING ANY STATUTORY OR COMMON LAW CLAIMS UNDER FEDERAL, STATE, OR LOCAL LAW,
INCLUDING  ALL  LAWS  PROHIBITING  DISCRIMINATION  IN THE  WORKPLACE,  SHALL  BE
RESOLVED BY  ARBITRATION IN FLORIDA IN ACCORDANCE  WITH THE  EMPLOYMENT  DISPUTE
RESOLUTION RULES OF JAMS/ENDISPUTE. THE PARTIES AGREE THAT ANY AWARD RENDERED BY
THE ARBITRATOR SHALL BE FINAL AND BINDING,  AND THAT JUDGMENT UPON THE AWARD MAY
BE  ENTERED  IN ANY COURT  HAVING  JURISDICTION  THEREOF.  THE  PARTIES  FURTHER
ACKNOWLEDGE AND AGREE THAT, DUE TO THE NATURE OF THE  CONFIDENTIAL  INFORMATION,
TRADE SECRETS,  AND INTELLECTUAL  PROPERTY BELONGING TO THE COMPANY TO WHICH THE
EXECUTIVE HAS OR WILL BE GIVEN ACCESS,  AND THE LIKELIHOOD OF  SIGNIFICANT  HARM
THAT THE COMPANY WOULD SUFFER IN THE EVENT THAT SUCH  INFORMATION  WAS DISCLOSED
TO THIRD PARTIES,  NOTHING IN THIS SECTION SHALL PRECLUDE THE COMPANY FROM GOING
TO COURT TO SEEK  INJUNCTIVE  RELIEF TO PREVENT  EXECUTIVE  FROM  VIOLATING  THE
OBLIGATIONS ESTABLISHED IN SECTIONS 7 THROUGH 10 OF THIS AGREEMENT.

       17.    INDEMNIFICATION.

              (a)    CORPORATE  ACTS.  In his  capacity as a director,  manager, officer, or employee of the Company or serving or having served any other entity as a  director,  manager,  officer,  or  executive  at  the  Company's  request,
Executive  shall be indemnified  and held harmless by the Company to the fullest extent allowed by law, the Company's  charter and by-laws,  from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses),  judgments, fines, settlements and other amounts arising from any and
all  claims,   demands,   actions,   suits  or  proceedings,   civil,  criminal,
administrative  or  investigative,  in  which  Executive  may  be  involved,  or threatened  to be involved,  as a party or  otherwise  by reason of  Executive's status, which relate to or arise out of the Company,  their assets,  business or affairs,  if in each of the foregoing  cases,  (i) Executive acted in good faith and in a manner  Executive  believed to be in the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe
Executive's  conduct  was  unlawful,   and  (ii)  Executive's  conduct  did  not
constitute gross negligence or willful or wanton  misconduct.  The Company shall advance all  reasonable  expenses  incurred by Executive in connection  with the investigation,  defense, settlement or appeal of any civil or criminal action or proceeding referenced in this Section, including but not necessarily limited to, reasonable fees of legal counsel,  expert witnesses or other  litigation-related expenses.

              (b)    DIRECTORS  &  OFFICERS  INSURANCE.  During  the  Employment
Period and thereafter for six years after the Executive's employment terminates,
Executive  shall be entitled  to  coverage  under the  Company's  directors  and officers  liability  insurance  policy,  subject to the terms of such policy, in effect at any time in the  future to no lesser  extent  than any other  officers

                                       11

or directors of the Company.  Notwithstanding  anything  herein to the contrary, the  provisions of this Section shall survive the  termination of this Agreement and the termination of the Period of Employment for any reason.

              (c)    PERSONAL  GUARANTEES.  The Company shall indemnify and hold harmless  the  Executive  for any  liability  incurred  by him by  reason of his execution of any personal guarantee for the Company's benefit (including but not limited to personal  guarantees in connection  with office or equipment  leases, commercial loans or promissory  notes).  Notwithstanding  anything herein to the contrary,  the provisions of this Section shall survive the  termination of this
Agreement and the termination of the Period of Employment for any reason.

       18.    MISCELLANEOUS.

              (a)    No delay or  omission  by either  party in  exercising  any right under this Agreement shall operate as a waiver of that or any other right.
A waiver or consent  given by one party on any one  occasion  shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

              (b)    The  captions  of the  sections of this  Agreement  are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

              (c)    Any rights of Executive  hereunder  shall be in addition to any  rights  Executive  may  otherwise  have  under  written  benefit  plans  or agreements  of  the  Company  to  which  he  is a  party  or  in  which  he is a participant,  including,  but not  limited  to, any  Company  sponsored  written employee benefit plans, stock option plans, grants and agreements.

              (d)    The Company  shall be entitled to withhold from any payment any amount of withholding required by law.

                                       12

       IN WITNESS WHEREOF,  each of the parties hereto has caused this Agreement to be duly executed and  delivered  under seal,  by its  authorized  officers or individually, on the date first identified above.

                                        AVANTAIR CORPORATION

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        EXECUTIVE:

                                        ----------------------------------------
                                        Steven F. Santo

                                       13

                                                                         ANNEX F

                            ARDENT ACQUISITION CORP.

                             STOCKHOLDERS AGREEMENT

        This Agreement is made as of ___________, 2007, by and among Ardent
Acquisition Corp., a Delaware corporation (the "COMPANY"), and the persons and entities listed on the signature pages hereof (the "HOLDERS") each of whom own shares of the Company's Common Stock, par value $.0001 per share (the "COMMON
STOCK").

                                    PREAMBLE

        WHEREAS, the Company has entered into a Stock Purchase Agreement, dated
September __, 2006 (the "Purchase Agreement") with the stockholders of Avantair,
Inc. (the "Avantair Sellers"), whereby the Company will acquire all of the capital stock of Avantair, Inc., in exchange for an aggregate of 7,000,000 shares of Common Stock (subject to adjustment pursuant to the terms of the
Purchase Agreement);

        WHEREBY, the Company, the Avantair Sellers and the other Holders desire to ensure that certain persons are represented on the Company's board of directors;

        WHEREBY, certain of the Avantair Sellers have agreed to restrict their ability to Transfer (as defined below) the Company Stock to be received by them in connection with the closing of the transactions contemplated by the Purchase
Agreement (the "Closing"); and

        WHEREBY, capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement;

        NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Investors agree as follows:

                Section 1. RESTRICTIONS ON TRANSFER.

                        1.1 Except as otherwise provided in this Agreement,
until the second anniversary of the Closing, none of Andiamo Aviation, LLC (or its members), Camelot 27, LLC (or its members), Jeffrey Kirby, John Waters or
Kevin McKamey (each, a "Restricted Avantair Seller") will sell, exchange, assign, transfer, pledge, hypothecate, make any short sale of, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale, or otherwise encumber or dispose of, directly or indirectly, voluntarily or involuntarily, in any respect (each, a "Transfer")
all or any part of, or any interest in, any shares of Common Stock received by such Restricted Avantair Seller at the Closing or pursuant to Section 1.5 of the
Purchase Agreement (the "Shares"), PROVIDED, HOWEVER, that the foregoing restrictions shall not apply to the number of Shares ("Transferable Shares")
designated as such next to the names of certain Restricted Avantair Sellers on
Schedule A hereto, and PROVIDED, FURTHER, HOWEVER, that to the extent that BHP
Partners LLC (the holder of the majority of the interests in Andiamo Aircraft
LLC) becomes a direct owner of its pro rata portion of the Shares issued to
Andiamo Aircraft, LLC, the restrictions set forth in this Section 1.1 shall expire (a) as to one third of such Shares six months after the effective date of a "shelf" registration statement filed by Ardent with respect to the shares of
Common Stock held by ________________ (the

"Shelf Effective Date"), (b) as to another one third of such Shares on the first anniversary of the Shelf Effective Date and (c) as to the remaining one third of such Shares on the eighteen month anniversary of the Shelf Effective Date. For the avoidance of doubt, notwithstanding the foregoing, all transfers by the
Restricted Avantair Sellers shall remain subject to applicable securities laws.
Any Transfer of Shares not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company.

                        1.2 Notwithstanding the provisions of Section 1.1
hereof, each Holder may Transfer Shares, with or without consideration, (i) in the case of any Holder that is a partnership, to (A) such partnership and any of its limited or general partners; (B) such partnership's employees and subsidiaries; and (C) any corporation or other business organization to which such partnership shall sell all or substantially all of its assets or with which it shall be merged; (ii) in the case of any Holder that is a corporation, to (A)
such corporation and such corporation's employees and subsidiaries and (B) any corporation or other business organization to which such corporation shall transfer all or substantially all of its assets or with which it shall be merged; (iii) in the case of any Holder that is a limited liability company, to
(A) such limited liability company and any of its members or employees; (B) such limited liability company's subsidiaries and (C) any corporation or other business organization to which such limited liability company shall sell all or substantially all of its assets or with which it shall be merged; and (iv) in the case of any Holder that is an individual, to any ancestor, descendant, spouse or sibling of such Holder, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of any ancestor, descendant, spouse or sibling of such Holder, or to a trust for such
Holder's own self, or a charitable remainder trust, in each case solely in connection with estate planning activities (each, a "Permitted Transferee"), provided that each such Permitted Transferee or assignee, prior to the completion of such Transfer shall (1) agree in writing in advance with the
Company to be bound by the provisions of this Agreement in the same manner as if it were a party hereto at the time of such Transfer, and (2) from and after the date of such Transfer be deemed a party hereto and a "Holder" for all purposes hereof, and the Common Stock held by such Permitted Transferee subject to the
Transfer shall continue to be subject to all of the provisions of this Agreement as if still held by the assigning party.

                Section 2. VOTING.

                        2.1     ELECTION OF DIRECTORS. At any regular or special
meeting of the stockholders of the Company called for the purpose of filling positions on the Board of Directors of the Company (the "Board"), or in any
written consent executed in lieu of such a meeting, each Holder shall vote, and cause their respective Affiliates to vote, all shares of Common Stock owned, held or controlled beneficially or of record by such Holder and its Affiliates and shall take all actions within its control that are necessary to ensure the election or appointment to the Board of the following individuals:

                                (a) Three (3) members of the Board who shall be
designated by the Avantair Sellers, two of whom shall initially be Steven Santo and John Waters (the "Avantair Designees");

                                (b) Three (3) members of the Board who shall be
designated by Marc Klee and Barry Gordon (or their designated successors) (the
"Ardent Holders"), who shall initially be Barry Gordon (who shall be elected non-executive Chairman), Arthur Goldberg and Harvey Granat (the "Purchaser
Designees"); and

                                (c) One (1) member of the Board who shall be
designated by the Avantair Sellers and subject to the approval of the Ardent
Holders (the "Joint Designee").

                        2.2     DIRECTOR INDEPENDENCE. Until the termination of
this Agreement, at least (a) one of the Avantair Designees, (b) two of the
Purchaser Designees and (c) the Joint Designee shall qualify as independent directors under the terms of Section 10A-3 of the Securities Act of 1933, as amended (or any successor statute) and the rules and requirements of each securities exchange on which the Company's securities are then listed for trading or on which the Company proposes to be listed for trading following the
Closing. If any such designee ceases to qualify as an independent director, the
Company and the Holders shall take such action as may be necessary to remove such designee from the Board as quickly as practicable.

                        2.3     VACANCIES. In the event of any vacancy of any of
the Avantair Designees, the Purchaser Designees or the Joint Designee on the
Board, whether caused by the death, disability, retirement, resignation, removal, termination of term of office or otherwise, each Holder shall take all actions within its control that are necessary to cause the election to the Board of a replacement director designated by the applicable parties described in
Section 2.1 above.

                        2.4     REMOVAL. The Avantair Sellers or Ardent Holders
may at any time request in writing that an Avantair Designee or Purchaser
Designee, respectively, be removed as a member of the Board, with or without cause, and upon such written request, each Holder shall vote, and cause its
Affiliates to vote, all of its Common Stock to effect such removal. Neither the
Company nor any Holder nor any of their respective Affiliates shall take any action to remove any person designated pursuant to Section 2.1 hereof from the
Board without the prior written consent of the parties who so designated such person.

                        2.5     COMPANY COOPERATION. The Company shall cooperate
with the Avantair Sellers and the Ardent Holders, and take all such actions that it may lawfully take, to achieve the results intended by this Section 2.

                        2.6     SECTION 218. The Holders and the Company intend
this Section 3 to constitute an enforceable voting agreement under Section
218(c) of the Delaware General Corporation Law.

                Section 3. TERMINATION OF RIGHTS. All rights and obligations under this Agreement shall terminate upon the _______ anniversary hereof.

                Section 4. MISCELLANEOUS.

                        4.1     LEGENDS.

                                (a) All certificates representing Shares (other
than Transferable Shares) held by each Restricted Avantair Seller (and their
Permitted Transferees) shall, in addition to such other legends as may be required, have endorsed thereon a legend to substantially the following effect:

               THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF THE
               SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN
               RESTRICTIONS ON THE SALE OF THE SECURITIES, SET FORTH IN A
               STOCKHOLDERS AGREEMENT, DATED __________, 2006. A COPY OF SUCH
               AGREEMENT IS ON FILE AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS.

                                (b) All certificates representing shares of
Common Stock held by each Avantair Seller (and their Permitted Transferees)
shall, in addition to such other legends as may be required, have endorsed thereon a legend to substantially the following effect:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A
               VOTING COVENANT AS SET FORTH IN A STOCKHOLDERS AGREEMENT, DATED
               _________, 2006. A COPY OF SUCH AGREEMENT IS ON FILE AT THE
               ISSUER'S PRINCIPAL PLACE OF BUSINESS.

                        4.2 AMENDMENTS. In the event that the parties
contemplate any amendment to this Agreement following the Closing, the Company shall establish a special committee of its Board for the purpose of evaluating, negotiating, drafting and executing such amendment, including, without limitation, making all decisions regarding the terms, condition and execution thereof on behalf of the Company. Such special committee shall be comprised solely of directors of the Purchaser other than the Avantair Sellers (or
Affiliates of the Avantair Sellers), and shall be authorized to retain its own legal and financial advisors in connection with such amendment. All costs incurred by such special committee (including reasonable professional fees and expenses payable to such special committee's independent financial advisors and legal counsel) in connection with such amendment shall be advanced by the
Company.

                        4.3 COUNTERPARTS. This Agreement may be executed in any
number of counterparts, all of which shall constitute a single instrument.

                        4.4 NOTICES, ETC. All, notices and other communications
required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i)
if to a Holder, at such Holder's address set forth on Schedule A hereto, or at such other address as such Holder shall have furnished to the Company in writing, (ii) if to the Company, 1415 Kellum Place, Suite 205, Garden City, NY
11530, Attention: Marc H. Klee, or at such other address as the Company shall have furnished to the Holders, (iii) if to the Avantair Sellers, c/o Andiamo
Aviation LLC at the address set forth on Schedule A, and (iv) if to the Ardent
Holders, to [_______________]. All such notices shall be effective and deemed duly given when received or when attempted delivery is refused.

                        4.5 SEVERABILITY. If any provision of this Agreement
shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                        4.6 GOVERNING LAW; VENUE. This Agreement shall be
governed by and construed under the laws of the State of Delaware without regard to principles of conflict of law. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in the City of New York, in the State of New York
(or in the event of exclusive federal jurisdiction, the courts of the Southern
District of New York).

                        4.7 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO
HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER
PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS
CONTEMPLATED HEREBY.

                        4.8 EQUITABLE REMEDIES. Each of the parties hereto
acknowledges and agrees that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to a temporary or permanent injunction or temporary or permanent injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, such remedy being cumulative and in addition to (and not in lieu
of) any other rights and remedies to which the parties are entitled to at law or in equity. Each party hereto specifically waives any claim or defense that there is an adequate remedy at law for any breach or threatened breach hereof.

                        4.9 ASSIGNMENT OF RIGHTS. Subject to the provisions of
this Agreement, this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, permitted assigns and legal representatives.

                        4.10 ENTIRE AGREEMENT. This Agreement constitutes the
full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement.

                        4.11 HEADINGS. The titles of sections and subsections of
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            (THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                        ARDENT ACQUISITION CORP.

                                        By:   ______________________________
                                              Name:
                                              Title:

                                        ____________________________________
                                        Holder

                                   SCHEDULE A

                                     HOLDERS

Name               Address          Total Shares          Transferable Shares
----               -------          ------------          -------------------

                                                                         ANNEX G

                                AVANTAIR, INC.

                          INVESTOR RIGHTS AGREEMENT

       This Investor Rights Agreement (this "AGREEMENT") is made and entered into as of October 2, 2006 (the "EFFECTIVE DATE") by and among Avantair, Inc., a
Nevada corporation (the "COMPANY") and the holders of Class A Common Stock (the
"SERIES A STOCK") as set forth on Exhibit A hereto (the "HOLDERS" or the
"INVESTORS").

                                   RECITALS

       A.     The Company and the Investors are parties to a Series A Common
Stock Purchase Agreement of even date herewith (the "SERIES A AGREEMENT").

       B.     In order to induce the Investors to enter into the Series A
Agreement and invest funds in the Company pursuant thereto, the Company desires to enter into this Agreement with the Series A Holders.

       Therefore, the parties agree as follows:

       1.     DEFINITIONS.

              1.1    "ARDENT CLOSING" means, the closing of the transactions
contemplated by the Stock Purchase Agreement by and among the stockholders of the Company and Ardent Acquisition Corp.

              1.2    "AFFILIATE" means, with respect to any specified individual or entity, any other individual or entity who or that, directly or indirectly, controls, is controlled by, or is under common control with such specified individual or entity, including without limitation any partner, officer, director, manager or employee of such entity and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such individual or entity.

              1.3    "COMMON STOCK" means the Class A Common Stock, $0.01 PAR
VALUE,of the Company.

              1.4    "EQUITY SECURITIES" means (i) Common Stock, rights, options or warrants to purchase Common Stock, (ii) any security other than Common Stock having voting rights in the election of the Board of Directors or (iii) any security convertible into or exchangeable for any of the foregoing.

              1.5    "EXCHANGE ACT" means the Securities Exchange Act of 1934,
as amended.

              1.6    "FORM S-3" means such form under the Securities Act as is
in effect on the date hereof or any successor registration form under the
Securities Act subsequently adopted by the SEC (as defined below) which permits inclusion or incorporation of substantial

information by reference to other documents filed by the Company with the SEC
(as defined below).

              1.7    "HOLDER" means any Investor that holds Registrable
Securities or securities convertible into Registrable Securities or any assignee of record of such Registrable Securities to whom rights under Section 2 have been duly assigned in accordance with Section 0 hereof.

              1.8    "REGISTER," "REGISTERED" and "REGISTRATION" refer to a
registration effected by the preparation and filing of a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

              1.9    "REGISTRABLE SECURITIES" means: (a) if the Ardent Closing
does occur (i) any and all shares of common stock of Ardent Acquisition Corp.
issued to Holder in connection with the Ardent Closing and (ii) any shares of common stock of Ardent Acquisition Corp. issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, in exchange for, or in replacement of, such shares of common stock described in clause (i) and (iii)
any warrants issued to Holders pursuant to Section 2.1(a)(ii) herein and any shares of common stock of Ardent Acquisition Corp. issued or issuable upon the exercise of any such warrants; PROVIDED, HOWEVER, that particular shares of any of the foregoing shall cease to be Registrable Securities once they have been sold to in any public offering or transferred by the Holder in a transaction in which its rights under this Agreement are not assigned in accordance with the provisions of this Agreement and (b) if the Ardent Closing does not occur (i)
any and all shares of Series A Stock or any common stock of the Company issued or issuable upon conversion of the shares of Series A Stock and (ii) any shares of common stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of, such shares of common stock described in clause (i); PROVIDED, HOWEVER, that particular shares of any of the foregoing shall cease to be Registrable Securities once they have been sold to in any public offering or transferred by the Holder in a transaction in which its rights under this Agreement are not assigned in accordance with the provisions of this Agreement

              1.9    "REGISTRABLE SECURITIES THEN OUTSTANDING" means the number of Registrable Securities which (i) are then issued and outstanding or (ii) are then issuable pursuant to the exercise or conversion of options, warrants or convertible securities.

              1.10   "SEC" means the United States Securities and Exchange
Commission.

              1.11   "SECURITIES ACT" means the Securities Act of 1933, as
amended.

       2.     REGISTRATION RIGHTS.

              2.1    MANDATORY SHELF REGISTRATION.

                     (a)    MANDATORY SHELF REGISTRATION IN EVENT OF THE ARDENT
CLOSING. (i) The Company agrees to file with the Commission as soon as reasonably practicable, but in no event later than sixty (60) days following the
Ardent Closing, a shelf Registration Statement on

Form S-3 or such other form under the Securities Act then available to the
Company providing for the resale pursuant to Rule 415 from time to time by the
Holders of any and all Registrable Shares (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "MANDATORY SHELF REGISTRATION STATEMENT"). The
Company shall use its commercially reasonable efforts to cause such Mandatory
Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable following such filing and to keep it current and effective until no longer necessary pursuant to Section 2.9 hereof. Any
Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available
(including, without limitation, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all
Registrable Shares. The Company agrees to follow identical registration and penalty procedures as set forth in this Section 2.1 with respect to any equity securities of Ardent Acquisition Corp. issued to Holders, or their transferees, pursuant to Sections 1.6, 1.7 and 1.8 of the Agreement referred to in Section
1.1 herein; provided, however, that the relevant 60 day period will start from the date of issuance of any equity securities pursuant to such Sections 1.6, 1.7 and 1.8.

                     (ii)   In the event that the Mandatory Shelf Registration
Statement is not filed with the Securities and Exchange Commission within 60 days after the date of the Ardent Closing , the Company shall cause Ardent
Acquisition Corp. to promptly issue to each Holder warrants to purchase a number of shares of Ardent Acquisition Corp. common stock , which warrants shall have an exercise price of $5.00 per share and shall be identical to Ardent
Acquisition Corp.'s currently publicly traded warrants, calculated by (x)
multiplying (a) the aggregate amount invested by such Holder pursuant to the
Series A Agreement by (b) 0.02, and (y) dividing such amount by 5. Each Holder shall be entitled to such warrants for each consecutive thirty (30) day period for which the Mandatory Shelf Registration Statement remains not filed with the
Securities and Exchange Commission by Ardent Acquisition Corp. For example , if a Holder invests $100,000 under the Series A Agreement, such Holder would be entitled to receive warrants to purchase 400 shares of Ardent Acquisition Corp.
common stock at an exercise price of $5.00 per share on the 60 day anniversary of the Ardent Closing and on each consecutive 30 day anniversary thereafter until Ardent Acquisition Corp. files the Mandatory Shelf Registration
Statement..

       (b)    REGISTRATION RIGHTS IF ARDENT CLOSING DOES NOT OCCUR.

              (i)    REQUEST BY HOLDERS. If the Company shall receive at any
time after the date hereof, a written request from the Holders of at least fifty percent (50%) of the then outstanding Registrable Securities (the "INITIATING
HOLDERS") that the Company file a registration statement under the Securities
Act covering the registration of Registrable Securities pursuant to this Section
2.1(b) with an anticipated aggregate offering price of at least $2,500,000 (net of underwriting discounts and commissions), then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the "REQUEST NOTICE") to all Holders, and use all reasonable efforts to effect, as soon as practicable, the registration under the Securities
Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the
Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2. The Company may, if permitted by law, effect any registration pursuant to this Section 2.1(b) by the filing of a registration statement on Form S-3.

              (ii)   UNDERWRITING. If the Initiating Holders intend to
distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.1(b) and the Company shall include such information in the written notice referred to in subsection Section 2.1(b). In such event, the right of any Holder to include his, her, or its Registrable
Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's
Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.1(b), if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable
Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the
Initiating Holders); PROVIDED, HOWEVER, that the number of shares of Registrable
Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

              (iii)  MAXIMUM NUMBER OF DEMAND REGISTRATIONS. The Company is
obligated to effect only two such registration pursuant to Section 2.1(b)(ii).

              (iv)   DEFERRAL. Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.1(b), a certificate signed by the President or Chief
Executive Officer of the Company stating that in the good faith judgment of the
Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety
(90) days after receipt of the request of the Initiating Holders; PROVIDED,
HOWEVER, that the Company may not utilize this right more than once in any twelve (12) month period.

              (vi)   PIGGYBACK REGISTRATIONS. The Company shall notify all
Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but EXCLUDING registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under

the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable
Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

              (vii)  UNDERWRITING. If a registration statement under which the
Company gives notice under this Section 2.1 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.1 shall be conditioned upon such
Holder's participation in such underwriting and the inclusion of such Holder's
Registrable Securities in the underwriting to the extent provided herein. All
Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting.
Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the
Company, and SECOND to Holders requesting inclusion of their Registrable
Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder,"
and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

              (viii) FORM S-3 REGISTRATION. In case the Company shall receive from the Holders of at least twenty percent (20%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the
Registrable Securities owned by such Holder or Holders, the Company shall:

                     (a)    promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders;
and

                     (b)    use its best efforts to effect, as soon as
practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within sixty (60) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 2.1(b)(viii):

              (i)    if Form S-3 is not available for such offering by the
Holders;

              (ii)   if the Holders, together with the holders of any other
securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,500,000;

              (iii)  if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company
stating that in the good faith judgment of the Board of Directors of the
Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the
Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than forty five (45) days after receipt of the request of the Holder or Holders under this Section 2.1(b)(viii); provided, however, that the Company shall not utilize this right more than once in any twelve month period;

              (iv)   in any particular jurisdiction in which the Company would
be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                     (c)    Subject to the foregoing, the Company shall file a
registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                            (ix)   EXPENSES. All expenses incurred in connection
with a registration pursuant to this Section 2.1, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.1 shall bear such Holder's proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

              2.2    OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (a)    prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                     (b)    furnish to the selling Holders such number of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable
Securities owned by them that are included in such registration;

                     (c)    use its commercially reasonable efforts to register
and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions as shall be reasonably requested by the selling Holders, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                     (d)    notify each Holder of Registrable Securities covered
by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                     (e)    use commercially reasonable efforts to cause all
such Registrable Securities registered pursuant hereunder to be listed on a national securities exchange or trading system and ach securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

                     (f)    provide a transfer agent and registrar for all
Registrable Securities registered pursuant to such registration statement and a
CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                     (g)    promptly make available for inspection by the
selling Holders, any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company and cause the
Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with any such registration statement.

              2.3    FURNISH INFORMATION. It shall be a condition precedent to
the obligations of the Company to take any action pursuant to Section 2.1 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held

by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

              2.4    EXPENSES. All expenses (other than underwriting discounts
and commissions) incurred in connection with a registration pursuant to Section
2, including, without limitation, registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the
Company, fees and disbursements of one counsel acting on behalf of the Holders, shall be borne by the Company.

              2.5    DELAY OF REGISTRATION. No Holder shall have any right to
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

              2.6    INDEMNIFICATION. In the event any Registrable Securities
are included in a registration statement under Section 2 hereof:

                     (a)    BY THE COMPANY. To the extent permitted by law, the
Company shall indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, legal counsel and accountants for each
Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "VIOLATION"):

                            (i)    any untrue statement or alleged untrue
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                            (ii)   the omission or alleged omission to state
therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                            (iii)  any violation or alleged violation by the
Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange
Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage liability or action; PROVIDED, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on

behalf of any such Holder, partner, officer or director, underwriter or controlling person expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person.

                     (b)    BY SELLING HOLDERS. To the extent permitted by law,
each selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities
Act, legal counsel and accountants for the Company, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such
Holder within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the
Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arises out of or is based on actions or omissions made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this Section 2.6(b) in respect of any Violation shall not exceed the net proceeds received by such
Holder in the registered offering out of which such Violation arises except in the case of fraud or willful misconduct by such Holder.

                     (c)    NOTICE. Promptly after receipt by an indemnified
party under this Section 2.6 of notice of the commencement of any action
(including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, jointly with any other indemnifying party to which notice has been given, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

                     (d)    DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing
indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL
PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any indemnified party if a copy of the Final Prospectus was timely furnished to that indemnified party and was not furnished to the person asserting the expense, loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                     (e)    CONTRIBUTION. In order to provide for just and
equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this
Section 2.6; then, and in each such case, such parties will contribute to the aggregate expenses, losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the Violation that resulted in such expense, loss, claim, damage or liability as well as other equitable considerations. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such
Holder will be required to contribute any amount in excess of the net proceeds from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no individual or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) will be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation; and PROVIDED FURTHER, that in no event shall a Holder's liability pursuant to this Section 2.6(e), when combined with the amounts paid or payable by such Holder pursuant to
Section 2.6(b), exceed the net proceeds from the offering received by such
Holder, except in the case of willful misconduct or fraud by such Holder.

                     (f)    SURVIVAL. Unless otherwise superseded by an
underwriting agreement entered into in connection with the offering, the obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

              2.7    RULE 144 REPORTING. With a view to making available the
benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable

Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

                     (a)    make and keep public information available, as those
terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities
Act filed by the Company for an offering of its securities to the general public;

                     (b)    use its commercially reasonable efforts to file with
the SEC in a timely manner all reports and other documents required of the
Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                     (c)    furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule
144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act),
(ii) a copy of the most recent annual or quarterly report of the Company and
(iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the
Company has become subject to the reporting requirements of the Exchange Act).

              2.8    "MARKET STAND-OFF" AGREEMENT. If the Ardent Closing does
not occur, Holder hereby agrees that it will not, without the prior written consent of the managing underwriters, during the period commencing on the effective date of registration statement relating to any registered public offering of the Company's Common Stock and ending on the date specified by the
Company and the managing underwriters (such period not to exceed one hundred eighty (180) days (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.8 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers and directors and all shareholders individually owning more than one percent (1%) of the Company's outstanding Common Stock are subject to the same restrictions. The underwriters in connection with the offering are intended third-party beneficiaries of this Section 2.8 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the managing underwriters in the offering that are consistent with this Section 2.8 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect

to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

              2.9    ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the
Company to register Registrable Securities pursuant to this Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Holder, PROVIDED that (i) such transfer or assignment may otherwise be effected in accordance with applicable securities laws, (ii) such transferee or assignee acquires at least 50% of
Registrable Securities held by the Holder, (iii) written notice is promptly given to the Company and (iv) such transferee or assignee agrees to be bound by the provisions of this Agreement. The foregoing 50% limitation shall not apply, however, to transfers or assignments by a Holder to (a) a partner, member or shareholder of a Holder that is a partnership, limited liability company or corporation, respectively, (b) a retired partner or member of such partnership or limited liability company who retires after the date hereof, (c) the estate of any such partner, member or shareholder or (d) an Affiliate of any such partnership, limited liability company or corporation, (e) any spouse, parent, child or sibling of such partner, member or shareholder or of the Holder, including in-laws and persons related by adoption, or (f) any domestic partner of such partner, member or shareholder or of the Holder who is covered under an applicable domestic relations statute, PROVIDED that all such transferees or assignees agree in writing to appoint a single representative as their attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Section 2.

              2.10   TERMINATION OF REGISTRATION RIGHTS. The Company's
obligations pursuant to Sections 2 Shall terminate as to any Holder, at such time following as all Registrable Securities that such Holder holds or has the right to acquire may immediately be sold in any three-month period without registration pursuant to Rule 144 under the Securities Act.

       3.     RIGHTS TO PURCHASE ADDITIONAL STOCK.

              3.1    RIGHT OF FIRST OFFER. Subject to the terms of this Section
3 and subject to the Ardent Closing not occurring by March 31, 2007 and applicable securities laws, if the Company proposes to offer or sell any Equity
Securities after March 31, 2007, the Company shall give each Investor the right to purchase such Investors' pro rata share of such Equity Securities, on the same terms as the Company is willing to sell such Equity Securities to any other person. An Investor's pro rata share of the Equity Securities shall be equal to that percentage of the Outstanding Common Equivalents (as defined below) held by such Investor on the date of the company's written notice referred to in Section
3.2 below. For purposes of this Section 3, the "OUTSTANDING COMMON EQUIVALENTS"
shall mean outstanding shares of Common Stock and all shares of Common Stock issuable, directly or indirectly, upon exercise or conversion of any outstanding warrants or options or any other right to acquire any of the foregoing. An
Investor shall be entitled to apportion this right of first offer among itself and its Affiliates in such proportions as it deems appropriate.

              3.2    NOTICE; EXERCISE OF RIGHT. Prior to any sale or issuance by the Company of any Equity Securities after March 31, 2007, the Company shall give notice to each Investor of its intention to sell and issue such Equity
Securities, setting forth the terms under which it proposes to make such sale
(the "OFFER NOTICE"). Within twenty (20) days after receipt of the

Offer Notice, each Investor shall notify the Company whether such Investor desires to purchase its pro rata share, or any part thereof, of the Equity
Securities so offered. At the expiration of such twenty (20) day period, the
Company shall promptly give notice to each Investor that elects to purchase all the shares available to it (each, a "FULLY EXERCISING INVESTOR") of any other
Investor's failure to do likewise, specifying the number of additional shares that are available to the Fully Exercising Investors ("ADDITIONAL SHARES").
During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase, in addition to the number of shares specified above, up to that portion of the Additional Shares which is equal to the proportion that the
Common Equivalents held by such Fully Exercising Investor bears to the Common
Equivalents then held by all Fully Exercising Investors who wish to purchase such Additional Shares. If an Investor notifies the Company of its desire to purchase any of the Equity Securities offered by the Company, the closing of the sale shall occur within sixty (60) days of the date that the Offer Notice is given or, if later, the closing date for the proposed sale of such Equity
Securities to third parties.

              3.3    PERMITTED SALES. With respect to any Equity Securities that are not subscribed for by Investors after the end of the thirty (30) day period specified in Section 3.2, the Company may, during a period of ninety (90) days following the end of such period, offer and sell such Equity Securities to other persons upon terms and conditions not less favorable to the Company than those set forth in the notice to the Investors. In the event the Company has not entered into a definitive agreement for the sale of the Equity Securities within said 90 day period, or if such agreement is not consummated within thirty (30)
days after the consummation thereof, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the
Investors pursuant to this Section 3.

              3.4    EXCEPTIONS. The right of first offer contained in this
Section 3 shall not apply to issuances by the Company (i) of shares of Common
Stock issued or issuable to officers, directors or employees of, or consultants to, the Company pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors, (ii) as part of an acquisition by the Company of all or substantially all of the assets or shares of another company or entity through a merger, exchange, reorganization or the like that is approved by the Board of Directors including the vote of at least one director designated by the Holders (iii) in connection with a joint venture, strategic investment and/or acquisition of technology or intellectual property that is approved by the Board of Directors including the vote of at least one director designated by the Holders, (v) to landlords, equipment lessors, lenders or other financial institutions in commercial transactions or arrangements approved by the Board of Directors including the vote of at least one director designated by the Holders, (vi) directly or indirectly upon conversion or exercise of shares of convertible securities, options or warrants that are outstanding as of the date of this Agreement or (vii) in connection with any stock split, stock dividend, reverse stock split or similar recapitalization event.

       4.     OTHER COVENANTS OF THE COMPANY AND INVESTORS.

              4.1    BOARD OF DIRECTORS. In the event the Ardent Closing does
not occur by March 31, 2007, the Holders shall have a right to appoint an individual to the Board of Directors,

whose favorable vote shall be required to approve all material transactions and transactions with affiliated parties.

              4.2    CONFIDENTIALITY. Each Investor agrees that such Investor
will keep confidential and will not disclose, divulge or use for any purpose
(other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement
(including notice of the Company's intention to file a registration statement)
unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 4.2 by such
Investor), (b) is or has been independently developed or conceived by the
Investor without use of the Company's confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company;
PROVIDED, HOWEVER, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 4.2, (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information, or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

              4.3    CO-SALE RIGHTS.

                     (a)    In the event that the Ardent Closing does not occur
by March 31, 2007, then if any of Steve Santo, John Waters, Jeff Kirby and Kevin
McKamey seek to transfer any equity securities ("Applicable Equity Security") of the Company (each a "Transferring Holder"), such Transferring Holder shall notify each Holder (though for such purposes of this Section 4.3 "Holder" shall not include any of Messrs. Santo, Kirby, Waters and McKamey) of the proposed transfer and the terms and conditions of such transfer (the "Transfer Notice").
Each Holders shall then be able to exercise their right of co-sale with respect to the proposed Transfer. Each Holder shall notify the Transferring Holder in writing within thirty (30) days after receipt of the Transfer Notice. Each
Holder shall have the right to participate in such sale of Applicable Equity
Securities on the same terms and conditions as specified in the Transfer Notice.
Such Selling Holder's notice to the Transferring Holder shall indicate the number of shares of Applicable Equity Securities the Selling Holder wishes to sell under his, her or its right to participate. To the extent one or more of the Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Applicable Equity
Securities that the Transferring Holder may sell in the Transfer shall be correspondingly reduced.

                     (b)    Each Selling Holder may sell all or any part of that
number of shares of Applicable Equity Securities equal to the product obtained by multiplying (i) the aggregate number of shares of Applicable Equity
Securities covered by the Transfer Notice by (ii) a fraction, the numerator of which is

the number of shares of Applicable Equity Securities owned by the Selling Holder on the date of the Transfer Notice and the denominator of which is the total number of shares of Applicable Equity Securities owned by the Transferring
Holder and all of the Selling Holders on the date of the Transfer Notice.

                     (c)    Each Selling Holder shall effect its participation
in the sale by promptly delivering to the Transferring Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the number of shares of Applicable Equity Securities which such Selling Holder elects to sell.

                     (d)    The stock certificate or certificates that the
Selling Holder delivers to the Transferring Holder pursuant to Section 4.4(c)
shall be transferred to the prospective purchaser in consummation of the sale of the Applicable Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Transferring Holder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such
Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Transferring Holder shall not sell to such prospective purchaser or purchasers any Applicable Equity
Securities unless and until, simultaneously with such sale, the Transferring
Holder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

                     (e)    No Selling Holder shall be required in connection
with any such transaction to make any representation, warranty or covenant other than a representation as to its power and authority to effect such transfer and as to its title to the securities to be transferred by it.

              4.4    NON-EXERCISE OF RIGHTS. To the extent no co-sale rights
have been exercised pursuant to Section 4.4 within the applicable time periods, the Transferring Holder shall have a period of thirty (30) days from the expiration of such rights in which to sell such Equity Securities upon terms and conditions (including the purchase price) no more favorable to the Transferring
Holder than those specified in the Transfer Notice to the third-party transferee(s) identified in the Transfer Notice. In the event the Transferring
Holder does not consummate the sale or disposition of the Equity Securities subject to the proposed Transfer within the thirty (30) day period from the expiration of these rights, co-sale rights set forth herein shall continue to be applicable to any subsequent disposition of the Equity Securities subject to the proposed Transfer by the Transferring Holder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Holders under this Section 4.4 to purchase Equity Securities from the Transferring Holder or participate in sales of Equity Securities by the Transferring Holder shall not adversely affect their rights to make subsequent purchases from any Transferring Holder of Equity
Securities or subsequently participate in sales of Equity Securities by any
Transferring Holder.

       5.     MISCELLANEOUS.

              5.1    NOTICES. Any notice, request or other communication
required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by facsimile when receipt is electronically confirmed, one business day after delivery

to a nationally recognized courier service that promises overnight delivery, or otherwise upon receipt, addressed (i) if to Investor, at the address set forth below Investor's name on Exhibit A, and (ii) if to the Company, at the address set forth below:

                           AVANTAIR, INC.
                           4311 GENERAL HOWARD DRIVE
                           CLEARWATER, FLORIDA 33762
                           FAX:  (727)539-7007
                           ATTN:  STEVE SANTO

                           with a copy to:

                           DLA PIPER US LLP
                           1251 AVENUE OF THE AMERICAS
                           FAX:  (212)835-6001
                           ATTN:  DOUGLAS RAPPAPORT

       Any party hereto may, by ten (10) days' prior notice so given, change its address for future notices hereunder.

              5.2    SUCCESSORS AND ASSIGNS. Each Investor agrees that it may
not assign any of its rights or obligations hereunder unless such rights and obligations are assigned by such Investor to (i) an individual or entity to which Registrable Securities are transferred by such Investor pursuant to
Section 0 and (ii) with respect to the right of first offer set forth in Section
3, to another Investor or an Affiliate of the Investor, and, in each case, such assignee shall be deemed an "Investor" for purposes of this Agreement, PROVIDED that such assignment shall be contingent upon the assignee providing a written instrument to the Company notifying the Company of such assignment and agreeing in writing to be bound by the terms of this Agreement. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

              5.3    AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended and the observance thereof may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the holders of a majority of the Registrable
Securities; PROVIDED, HOWEVER, that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The
Company shall give prompt notice of any amendment hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment or waiver.
Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each Investor, each permitted successor or assignee of such
Investor and the Company.

              5.4    ENTIRE AGREEMENT. This Agreement, together with all the
exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

              5.5    GOVERNING LAW. This Agreement shall be governed by and
construed exclusively in accordance with the internal laws of the State of New
York as applied to agreements among New York residents entered into and to be performed entirely within New York.

              5.6    SEVERABILITY. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              5.7    DELAYS OR OMISSIONS. No delay or omission to exercise any
right, power or remedy accruing to any party under Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of the nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default theretofore or thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any
Holder, shall be cumulative and not alternative.

              5.8    CAPTIONS. The captions to sections of this Agreement have
been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

              5.9    COUNTERPARTS. This Agreement may be executed in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              5.10   COSTS AND ATTORNEYS' FEES. In the event that any action,
suit or other proceeding is instituted concerning or arising out of this
Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

              5.11   ADJUSTMENTS FOR RECAPITALIZATION EVENTS. Wherever in this
Agreement there is a reference to a specific number of shares of Common Stock of the Company or a specific dollar amount per share, then, upon the occurrence of any stock split, stock dividend, reverse stock split or similar recapitalization event affecting such shares, the specific number of shares or dollar amount so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock of such recapitalization event.

              5.12   AGGREGATION OF STOCK. All shares held or acquired by
Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                        COMPANY:

                                        AVANTAIR, INC.

                                        By:/s/ John Waters
                                           -----------------------
                                           John Waters
                                           Chief Financial Officer

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        BRMR, LLC
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Barry Rubenstein
     -------------------------------       ---------------------------------
                                                    (Signature)

                                        Name: Barry Rubenstein
                                             -------------------------------

                                        Title: Chief Executive Officer
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
BRMR, LLC                                                179,856
68 Wheatley Road
Brookville, NY 11545

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Berdan Holdings, LLC
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Daniel Rosenthal
     -------------------------------       ---------------------------------
                                                    (Signature)

                                        Name: Daniel Rosenthal
                                             -------------------------------

                                        Title: Member
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Berdan Holdings, LLC                                     110,000
501 Spectrum Circle
Oxnard, CA 93030

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Dalewood Associates, LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Steven Levine
     -------------------------------    ------------------------------------
                                                    (Signature)

                                        Name: Steven Levine
                                             -------------------------------

                                        Title: Managing Director
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Dalewood Associates, LP                                  321,655
275 Madison Avenue
New York, NY 10016

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

/s/ Craig Effron
------------------------------------    ------------------------------------
(Signature) (Print Name of Entity)

Name: Craig Effron
     -------------------------------
                                        By:
                                           ---------------------------------
                                                    (Signature)

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Craig Effron                                              89,928
C/O Scoggin Capital
660 Madison Avenue
New York, NY 10021

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Gracie Capital, LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Daniel Nir
      ------------------------------       ---------------------------------
                                                    (Signature)

                                        Name: Daniel Nir
                                             -------------------------------

                                        Title: Managing Member
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Gracie Capital LP                                        179,856
590 Madison Avenue
28th Floor
New York, NY 10022

                    COUNTERPART SIGNATURE PAGE TO AVANTAIR
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Hummingbird Microcap Value Fund LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:   /s/ Paul D. Sonkin
      ------------------------------       ---------------------------------
                                                      (Signature)

                                        Name: Paul D. Sonkin
                                             -------------------------------

                                        Title: Managing Member
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Hummingbird Microcap Value Fund LP                       179,856
460 Park Avenue - 12th F
New York, NY 10017

                    COUNTERPART SIGNATURE PAGE TO AVANTAIR
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Hummingbird Value Fund LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:   /s/ Paul D. Sonkin
      ------------------------------       ---------------------------------
                                                      (Signature)

                                        Name: Paul D. Sonkin
                                             -------------------------------

                                        Title: Managing Member
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Hummingbird Value Fund LP                                179,856
460 Park Avenue - 12th F
New York, NY 10017

                    COUNTERPART SIGNATURE PAGE TO AVANTAIR
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Hummingbird Concentrated Fund, LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:   /s/ Paul D. Sonkin
      ------------------------------       ---------------------------------
                                                      (Signature)

                                        Name: Paul D. Sonkin
                                             -------------------------------

                                        Title: Managing Member
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Hummingbird Concentrated Fund, LP                        359,713
460 Park Avenue - 12th F
New York, NY 10017

                    COUNTERPART SIGNATURE PAGE TO AVANTAIR
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Potomac Capital Partners, LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Kenneth Berkow
     -------------------------------       ---------------------------------
                                                    (Signature)

                                        Name: Kenneth Berkow
                                             -------------------------------

                                        Title: Chief Financial Officer
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Potomac Capital Partners LP                              274,382
C/O Potomac Capital Management
825 Third Avenue, 33rd Floor
New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Potomac Capital International Ltd.
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Kenneth Berkow
     -------------------------------       ---------------------------------
                                                    (Signature)

                                        Name: Kenneth Berkow
                                             -------------------------------

                                        Title: Chief Financial Officer
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Potomac Capital International Ltd.                       178,551
C/O Potomac Capital Management
825 Third Avenue, 33rd Floor
New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Pleiades Investment Partners-R, LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Kenneth Berkow
     -------------------------------       ---------------------------------
                                                    (Signature)

                                        Name: Kenneth Berkow
                                             -------------------------------

                                        Title: Chief Financial Officer
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Pleiades Investment Partners-R, LP                       194,549
C/O Potomac Capital Management
825 Third Avenue, 33rd Floor
New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        ------------------------------------
/s/ Andrew Rosen                        (Print Name of Entity)
------------------------------------
(Signature)

Name: Andrew Rosen                      By:
      ------------------------------    ------------------------------------
                                                    (Signature)

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Andrew Rosen                                              89,928
C/O Theory
1114 Avenue of Americas
40th Floor
New York, NY 10036

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        Seneca Capital, LP
                                        ------------------------------------
                                        (Print Name of Entity)
------------------------------------
(Signature)

Name:                                   By:/s/ Michael R. Anastasio
      ------------------------------       ------------------------
                                                    (Signature)

                                        Name: Michael R. Anastasio
                                             -------------------------------

                                        Title: Chief Financial Officer
                                             -------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Seneca Capital, LP                                       179,856
590 Madison Avenue
New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

                                        ------------------------------------
/s/ Steven Santo                        (Print Name of Entity)
------------------------------------
(Signature)

Name: Steven Santo                      By:
      ------------------------------    ------------------------------------
                                                    (Signature)

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Steven Santo                                             178,738
C/O Avantair, Inc.
4311 General Howard Drive
Clearwater, Florida  33762

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

/s/ Jeff Kirby                          ------------------------------------
------------------------------------    (Print Name of Entity)
(Signature)

Name: Jeff Kirby
      ------------------------------    By:
                                        ------------------------------------
                                                    (Signature)

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Jeff Kirby                                               178,738
C/O Avantair, Inc.
4311 General Howard Drive
Clearwater, Florida  33762

                    COUNTERPART SIGNATURE PAGE TO AVANTAIR
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

/s/ John Waters                         ------------------------------------
------------------------------------    (Print Name of Entity)
(Signature)

Name: John Waters
      ------------------------------    By:
                                        ------------------------------------
                                                    (Signature)

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
John Waters                                              178,738
C/O Avantair, Inc.
4311 General Howard Drive
Clearwater, Florida  33762

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                    ENTITY INVESTOR:

/s/ Kevin McKamey                       ------------------------------------
------------------------------------    (Print Name of Entity)
(Signature)

Name: Kevin McKamey
      ------------------------------    By:
                                        ------------------------------------
                                                    (Signature)

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT A

                                    INVESTORS

                                            No. of Shares of Series A Common
       Name and Address Investor                     Stock Purchased
---------------------------------------  ---------------------------------------
Kevin McKamey                                            178,738
C/O Avantair, Inc.
4311 General Howard Drive
Clearwater, Florida  33762

                                                                         ANNEX H

CAPITALINK LOGO                                      ---------------------------
                                                     CAPITALINK, L.C.
                                                     ---------------------------
                                                     One Alhambra Plaza
                                                     Suite 1410
                                                     Coral Gables, Florida 33134
                                                     Phone 305-446-2026
                                                     Fax 305-446-2926
                                                     www.capitalinklc.com

September 28, 2006

The Board of Directors
Ardent Acquisition Corporation
1415 Kellum Place
Suite 205
Garden City, NY 11530

Ladies and Gentlemen:

We have been advised that, pursuant to the Draft Stock Purchase Agreement, dated
September  27,  2006  (the  "SPA"),   between  Ardent  Acquisition   Corporation
("Ardent") and the stockholders (the "Sellers") of Avantair, Inc. ("Avantair"),
Ardent will  purchase and acquire from  Sellers 100% of  Avantair's  outstanding capital stock for the following aggregate consideration (items i), ii), iii) and
iv) collectively, the "Purchase Price"):

       i)     7,000,000 Ardent shares of common stock.

       ii)    If  Ardent's  closing  cash  balance  less  transaction   expenses
              incurred by Ardent is less than $35 million,  the  Purchase  Price shall be increased  by  additional  shares of Ardent  common stock calculated by dividing such difference by $6.00

       iii)   1 million  shares of Ardent  common stock upon  Avantair  reaching
              2007 cash  EBITDA  target of $6 million,  and 5 million  shares of
              Ardent common stock upon Avantair reaching 2008 cash EBITDA target of $20 million.

       iv)    Prior to February  23,  2009,  in the event  Ardent's  stock price closes at or above  $8.50 per share on any 20 trading  days during any 30  consecutive  trading day period,  then the Sellers will be entitled to receive an aggregate  additional  5,000,000  shares of
              Ardent common stock.

Ardent's  acquisition  of Avantair for the Purchase  Price is  hereinafter,  the
Transaction.  The terms and conditions of the Transaction are more  specifically set forth in the SPA.

We have been  retained to render an opinion as to  whether,  on the date of such opinion,  (i) the Purchase  Price is fair,  from a financial  point of view,  to
Ardent's  stockholders,  and (ii) the fair market  value of Avantair is at least equal to 80% of the net assets of Ardent.

We have not been  requested  to opine  as to,  and our  opinion  does not in any manner  address,  the  relative  merits of the  Transaction  as  compared to any alternative  business  strategy  that might  exist for Ardent,  the  decision of whether Ardent should complete the  Transaction,  and other  alternatives to the
Transaction that might exist for Ardent. The financial terms and other terms

                                              Member NASD|SIPC [Graphic Omitted]

   Mergers & Acquisitions | Fairness Opinions & Valuations | Restructuring |
                      Capital Raising | Financial Advisory

The Board of Directors
Ardent Acquisition Corporation
September 28, 2006

of the Transaction were determined pursuant to negotiations  between Ardent, the
Sellers and each of their respective financial advisors, and not pursuant to our recommendations.

In  arriving  at our  opinion,  we took into  account an  assessment  of general economic,  market  and  financial  conditions  as  well  as  our  experience  in connection with similar  transactions and securities  valuations  generally and, among other things:

       o      Reviewed the SPA.

       o      Reviewed publicly available  financial  information and other data with respect to Ardent,  including  the Annual Report on Form 10-K for the year ended  December 31, 2005 and the Quarterly  Report on
              Form 10-Q for the six months ended June 30, 2006.

       o      Reviewed  non-public  information  and other data with  respect to
              Avantair,  including  audited  financial  statements for the three years ended June 30,  2006,  financial  projections  for the three
              years  ending  June  30,  2009,  and  other   internal   financial
              information  and management  reports.

       o      Reviewed  and  analyzed  the  Transaction's  pro  forma  impact on
              Ardent's securities outstanding and stockholder ownership.

       o      Considered the historical  financial results and present financial condition of both Ardent and Avantair.

       o      Reviewed certain  publicly  available  information  concerning the trading of, and the trading market for Ardent's common stock.

       o      Reviewed and analyzed the indicated value of the Purchase Price.

       o      Reviewed and analyzed  Avantair's  projected  unlevered  free cash flows and prepared a discounted cash flow analysis.

       o      Reviewed  and  compared  the net  asset  value  of  Ardent  to the indicated enterprise value range of Avantair.

       o      Reviewed and discussed with  representatives of Arrow and Avantair management certain financial and operating  information  furnished by them,  including  financial analyses with respect to Avantair's business and operations.

       o      Performed  such other  analyses  and  examinations  as were deemed appropriate.

In arriving at our  opinion we have  relied  upon and assumed the  accuracy  and completeness of all of the financial and other  information  that was used by us without assuming any responsibility for any independent verification of any such information  and we have further  relied upon the assurances of Ardent and Arrow management  that they were not aware of any facts or  circumstances  that  would make  any  such  information  inaccurate  or  misleading.  With  respect  to the financial information and projections utilized, we assumed that such information has been reasonably  prepared on a basis reflecting the best currently available estimates and judgments,  and that such information  provides a reasonable basis upon which we could make our analysis and form an opinion. We have not evaluated the  solvency or fair value of Ardent or Avantair  under any  foreign,  state or federal laws relating to bankruptcy,  insolvency or similar matters. We have not made a physical inspection of the properties and facilities of Avantair and have not made or obtained any  evaluations  or appraisals  of  Avantair's  assets and liabilities  (contingent  or otherwise).  In addition,  we have not attempted to confirm whether Avantair has good title to its assets.

The Board of Directors
Ardent Acquisition Corporation
September 28, 2006

We assumed that the Transaction will be consummated in a manner that complies in all respects with the  applicable  provisions of the  Securities Act of 1933, as amended,  the  Securities  Exchange  Act of  1934,  as  amended,  and all  other applicable  foreign,  federal  and state  statutes,  rules and  regulations.  We assumed that the  Transaction  will be consummated  substantially  in accordance with the terms set forth in the SPA, without any further amendments thereto, and without waiver by Ardent of any of the  conditions to any  obligations or in the alternative that any such  amendments,  revisions or waivers thereto will not be detrimental to Ardent or its stockholders in any material respect.

Our analysis and opinion are necessarily  based upon market,  economic and other conditions,  as they exist on, and could be evaluated as of, September 28, 2006.
Accordingly,  although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our  opinion is for the use and benefit of the Board of  Directors  of Ardent in connection with its  consideration  of the Transaction and is not intended to be and does not  constitute  an opinion or  recommendation  to any  stockholder  of
Ardent as to how such stockholder should vote or take any action with respect to the Transaction. We do not express any opinion as to the underlying valuation or future  performance  of Ardent or  Avantair,  or the price at which  Ardent's or
Avantair's securities might trade at any time in the future.

Based upon and subject to the foregoing,  it is our opinion that, as of the date of this letter,  (i) the Purchase Price is fair, from a financial point of view, to Ardent's stockholders, and (ii) the fair market value of Avantair is at least equal to 80% of the net assets of Ardent.

In connection with our services, we have previously received a retainer and will receive  the balance of our fee when we notify  Ardent  that we are  prepared to deliver  the  opinion.  Our  fee  for  providing  the  fairness  opinion  is not contingent on the  completion of the  Transaction.  Neither  Capitalink  nor its
principals  beneficially  own any  interest  in  Ardent  or  Avantair.  Further,
Capitalink  has not  provided  any other  services  to Ardent or Avantair in the past.  In addition,  Ardent has agreed to  indemnify us for certain  liabilities that may arise out of the rendering this opinion.

Our opinion is for the use and benefit of the Board of  Directors  of Ardent and is rendered in connection with its  consideration of the Transaction and may not be used by Ardent for any other purpose or reproduced,  disseminated,  quoted or referred to by Ardent at any time, in any manner or for any purpose, without our prior  written  consent,  except that this opinion may be reproduced in full in, and references to the opinion and to us and our relationship  with Ardent may be included in filings made by Ardent with the Securities and Exchange  Commission, and in any proxy  statement  or  similar  disclosure  document  disseminated  to shareholders.

Very truly yours,

Capitalink, L.C.

                                                                         ANNEX I

                         ARDENT ACQUISITION CORPORATION

                          2006 LONG-TERM INCENTIVE PLAN

                                    * * * * *

        1. PURPOSE. The purpose of the 2006 Long-Term Incentive Plan (the
"Plan") is to further and promote the interests of Ardent Acquisition
Corporation (the "Company"), its Subsidiaries (as defined below) and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company's shareholders.

        2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

               2.1 "AWARD" means an award or grant made to a Participant under
Sections 6, 7, 8 and/or 9 of the Plan.

               2.2 "AWARD AGREEMENT" means the agreement executed by a
Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

               2.3 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

               2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

               2.5 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

               2.6 "COMMON STOCK" means the Common Stock, par value $0.0001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

               2.7 "COMPANY" means Ardent Acquisition Corporation, a Delaware corporation, or any successor corporation to Ardent Acquisition Corporation.

               2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                                     - 2 -

               2.9 "FAIR MARKET VALUE" of the Company's Common Stock on a
Trading Day means the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over the counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the
Common Stock, as reported by the National Association of Securities Dealers
Automated Quotation System ("NASDAQ") or any comparable system or, if the Common
Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of
Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over the counter market, a business day during which the over the counter market was open for trading and at least one
"eligible dealer" quoted both a bid and asked price for the Common Stock. An
"eligible dealer" for any day shall include any broker dealer who quoted both a bid and asked price for such day, but shall not include any broker dealer who quoted only a bid or only an asked price for such day. In the event the
Company's Common Stock is not publicly traded, the Fair Market Value of such
Common Stock shall be determined by the Committee in good faith in whatever manner it considers appropriate.

               2.10 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award
Agreement) that is intended to be (and is specifically designated as) an
"incentive stock option" within the meaning of Section 422 of the Code.

               2.11 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award
Agreement) that is not (and is specifically designated as not being) an
Incentive Stock Option.

               2.12 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

               2.13 "PERFORMANCE UNITS" means the monetary units granted under
Section 9 of the Plan and the relevant Award Agreement.

               2.14 "PLAN" means the Ardent Acquisition Corporation 2006
Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the
Committee with respect thereto).

                                     - 3 -

               2.15 "RESTRICTED SHARES" means the restricted shares of Common
Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

               2.16 "RESTRICTED STOCK UNIT" means an Award granted to a
Participant pursuant to the provisions of Section 8 of the Plan and the relevant
Award Agreement, except no shares of Common Stock are actually awarded to the
Participant on the date of grant.

               2.17 "STOCK APPRECIATION RIGHT" means an Award described in
Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

               2.18 "SUBSIDIARY(IES)" means any corporation (other than the
Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.

        3. ADMINISTRATION.

               3.1 THE COMMITTEE. The Plan shall be administered by the
Committee. The Committee shall be appointed from time to time by the Board and shall be comprised solely of not less than two (2) of the then members of the
Board who are Non-Employee Directors (within the meaning of SEC Rule
16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section
162(m) of the Code). Consistent with the Bylaws of the Company, members of the
Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

               3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is
authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the
Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and in such forms as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any
Award Agreement, and/or any other applicable agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s)
claiming under or

                                     - 4 -

through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such forms as are approved by the Committee.

               3.3 LIABILITY LIMITATION. Neither the Board nor the Committee,
nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees)
arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

        4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

               4.1 TERM. The Plan shall terminate on the tenth anniversary of the Board's approval of the Plan, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

               4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 1.5 million shares of Common Stock. In the event of a change in the Common Stock of the
Company that is limited to a change in the designation thereof to "Capital
Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

               4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the
Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted
Shares and Restricted Stock Units pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for
Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

                                     - 5 -

        5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees, non-employee directors of, and consultants to the Company and its
Subsidiaries.

        6. STOCK OPTIONS.

               6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock
Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. The Committee may also provide that certain Stock Options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee (in such a situation, the Committee may provide that a number of shares of Common Stock with a Fair Market Value equal to or greater than the total exercise price be withheld to satisfy the exercise price and, in the event the Fair Market Value of the shares of Common Stock withheld exceeded the total exercise price, the
Committee may provide that any excess be paid to the Participant in cash, securities or other property).

               6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with
Stock Appreciation Rights. Special provisions shall apply to Incentive Stock
Options granted to any employee who owns (within the meaning of Section
422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the
Code (a "10% Shareholder").

               6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the
Committee; PROVIDED, HOWEVER, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the
Common Stock on the date of the grant of such Incentive Stock Option; PROVIDED,
FURTHER, HOWEVER, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%)
of the Fair Market Value of the Common Stock on the date of grant.

               6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; PROVIDED, HOWEVER, that the term of any
Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

               6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the
Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check,

                                     - 6 -

bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the
Committee so determines, by delivery of shares of Common Stock. The proceeds received by the Company upon exercise of any Stock Option may be used by the
Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

               6.6 TANDEM GRANTS. If Non-Qualified Stock Options and Stock
Appreciation Rights are granted in tandem, as designated in the relevant Award
Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent such Participant exercises the Stock Appreciation
Right to which such Stock Appreciation Right is related.

        7. STOCK APPRECIATION RIGHTS.

               7.1 TERMS AND CONDITIONS. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this
Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

               7.2 STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an
Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair
Market Value of a share of Common Stock on the date of exercise over the Fair
Market Value of a share of Common Stock on the date of grant of the Stock
Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

               7.3 GRANT. Stock Appreciation Rights may be granted under the
Plan in such form as the Committee may from time to time approve. A Stock
Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

               7.4 TERM. The term of each Stock Appreciation Right shall be such period of time as is fixed by the Committee.

               7.5 METHOD OF EXERCISE. A Stock Appreciation Right may be
exercised, in whole or in part, by giving written notice of exercise to the
Secretary of the Company, or such other person as may be designated by the
Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation that is exercised may not be exercised again.

               7.6 TANDEM GRANTS. If Non-Qualified Stock Options and Stock
Appreciation Rights are granted in tandem, as designated in the relevant Award
Agreements, the right of a Participant to exercise a tandem Stock Appreciation
Right shall terminate to the extent such Participant exercises the Non-Qualified
Stock Option to which such Stock Appreciation Right is related.

                                     - 7 -

        8. RESTRICTED SHARES AND RESTRICTED STOCK UNITS.

               8.1 TERMS AND CONDITIONS. Awards of Restricted Shares and/or
Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares and/or Restricted Stock Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular
Restricted Shares and/or Restricted Stock Units grant made to any Participant.
With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such
Restricted Shares. Such stock certificate(s) shall be registered in the name of the Participant, and shall bear, among other required legends, the following legend (or such other legends as the Committee shall, in its sole discretion, determine):

               "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK
REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT
LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE ARDENT ACQUISITION CORPORATION
2006 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE
REGISTERED OWNER HEREOF AND ARDENT ACQUISITION CORPORATION. COPIES OF SUCH PLAN
AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF ARDENT
ACQUISITION CORPORATION, 1415 KELLUM PLACE, SUITE 205, GARDEN CITY, NY 11530.
ARDENT ACQUISITION CORPORATION WILL FURNISH TO THE RECORDHOLDER OF THE
CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF
BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT. ARDENT ACQUISITION
CORPORATION RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS
CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE
COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED."

The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

               8.2 RESTRICTED SHARE AND/OR RESTRICTED STOCK UNIT GRANTS. A grant of Restricted Shares is an Award of shares of Common Stock granted to a
Participant, subject to such restrictions, terms and conditions, if any, as the
Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the
Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons within a specified period of time (including, without limitation, the failure to achieve designated performance goals). Restricted Stock Units shall be similar to Restricted Shares

                                     - 8 -

except that no shares of Common Stock are actually awarded to the Participant on the date of grant.

               8.3 RESTRICTION PERIOD. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares and/or
Restricted Stock Units shall only become unrestricted and vested in the
Participant in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares and/or
Restricted Stock Units, if any, as the Committee may establish in the relevant
Award Agreement or other applicable agreement (the "Restriction Period"). During the Restriction Period, such stock shall be and remain unvested and a
Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive the Restricted Shares and/or Restricted Stock Units or a portion thereof, as the case may be, as provided in Section 8.4 of the
Plan.

               8.4 PAYMENT OF RESTRICTED SHARE AND/OR RESTRICTED STOCK UNIT
GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted
Shares, a new certificate, without the legend set forth in Section 8.1 hereof, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. Except as otherwise provided in this Section 8 or under applicable law, Restricted Stock Units shall be paid on such date and in such form (e.g., cash, shares, or a combination of cash and shares) as the
Committee, in its sole discretion, shall determine.

               8.5 STOCKHOLDER RIGHTS. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights (including the right to receive dividends), in the Committee's discretion, are limited or restricted under the Plan or in the relevant Award Agreement or in any other applicable agreement). Any stock dividends paid in respect of unvested
Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued. There shall be no shareholder rights with respect to any Restricted
Stock Units granted hereunder.

        9. PERFORMANCE UNITS.

               9.1 TERMS AND CONDITIONS. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the
Committee shall set forth in the relevant Award Agreement.

                                     - 9 -

               9.2 PERFORMANCE UNIT GRANTS. A Performance Unit is an Award of
units (with each unit representing such monetary amount as is designated by the
Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

               9.3 GRANTS. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the
Committee shall determine the number of Performance Units to be granted to a
Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

               9.4 PERFORMANCE GOALS AND PERFORMANCE PERIODS. Participants
receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the "Performance Goals") during and in respect of a designated performance period (the "Performance Period"). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance
Period prior to, or as soon as practicable after, the commencement of such
Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the
Performance Goals at the end of the relevant Performance Period. In setting
Performance Goals, the Committee may use, but shall not be limited to, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, cash EBITDA, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

               9.5 PAYMENT OF UNITS. With respect to each Performance Unit, the
Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each
Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common
Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award
Agreement.

                                     - 10 -

        10. 162(M) PROVISIONS.

               10.1 PERFORMANCE-BASED AWARDS. Performance Units, Restricted
Shares, Restricted Stock Units and other Awards subject to performance criteria that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, cash EBITDA, comparisons to peer companies, and completion of acquisitions and/or divestitures. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a Participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan,
"Covered Employee" has the same meaning as set forth in Section 162(m) of the
Code.

               10.2 MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 10.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.

                      10.2.1 PERFORMANCE-BASED AWARDS. No more than 150,000
        shares of Common Stock (or the then equivalent Fair Market Value thereof) may be granted to any individual Participant in any calendar year in Performance Units, performance-based Restricted Shares,
        Restricted Stock Units and other Awards (other than Stock Options and
        Stock Appreciation Rights), in each case, which are intended to qualify as "qualified performance-based compensation" under Code Section 162(m).
        This Section shall not limit the Committee's ability to grant Awards which are not intended to qualify as "qualified performance-based compensation" under Code Section 162(m).

                      10.2.2 STOCK OPTIONS AND SARS. No Participant may receive
        in any calendar year Awards of Stock Options or Stock Appreciation
        Rights, which are intended to qualify as "qualified performance-based compensation" under Code Section 162(m), exceeding 150,000 underlying shares of Common Stock. This Section shall not limit the Committee's ability to grant Awards of Stock Options or Stock Appreciation Rights

                                     - 11 -

        which are not intended to qualify as "qualified performance-based compensation" under Code Section 162(m).

        11. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in
the sole discretion of the Committee and if provided for in the relevant Award
Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date.
The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

        12. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the
Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a
Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and
Stock Appreciation Rights are exercisable only by the Participant.

        13. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

               13.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the
Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any
Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary,
or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

               13.2 CHANGES IN CAPITAL STRUCTURE. Awards granted under the Plan, any agreements evidencing such Awards and the maximum number of shares of Common
Stock subject to all Awards stated in Section 4.2 and subject to individual calendar year Awards in

                                     - 12 -

Section 10.2 shall be subject to adjustment or substitution, as determined by the Board in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for,
Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. The Company shall give each
Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

               Notwithstanding the above, in the event of any of the following,

        A.     The Company is merged into or consolidated with another
               corporation or entity;

        B.     All or substantially all of the assets of the Company are
               acquired by another person;

        C.     The reorganization or liquidation of the Company;

then the Board may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such Awards as determined by the Board in its sole discretion (e.g., in the case of Stock Options, based upon the excess of the value of a share of Common Stock over the exercise price per share). The Board may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the Award being cancelled.

        14. AMENDMENT, SUSPENSION AND TERMINATION.

               14.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially and adversely effect the rights of any
Participant under any Award, without the consent of such Participant or (y)
increase the number of shares available for Awards pursuant to Section 4.2 without shareholder approval; PROVIDED, HOWEVER, that the Board may amend the
Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated hereunder, including any amendment of the Plan to cause certain Awards not to be subject to Code Section 409A.

                                     - 13 -

               14.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its
sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Award, in any manner to the extent that the
Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Awards, including, without limitation, changing or accelerating (a) the date or dates as of which such
Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or
(c) the performance period or goals in respect of any Performance Units;
PROVIDED, HOWEVER that with respect to an Award intended to be "qualified performance-based compensation", no such amendment or modification may cause the
Award to cease to satisfy the requirements of "qualified performance-based compensation". No such amendment or modification shall, however, materially and adversely affect the rights of any Participant under any such Award without the consent of such Participant; PROVIDED, HOWEVER, that the Committee may amend an
Award, without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated hereunder, including any amendment or modification of such Award so that it is not subject to Code Section 409A.

        15. MISCELLANEOUS.

               15.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

               15.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any
Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant's Awards.

               15.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any
Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan, any Award
Agreement or any applicable agreement, shall be construed as creating in respect of any Participant (or

                                     - 14 -

beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

               15.4 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments
and other benefits received by a Participant under an Award made pursuant to the
Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the
Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its
Subsidiaries. The existence of the Plan notwithstanding, the Company or any
Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees, non-employee directors and consultants.

               15.5 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards
or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted
Shares and/or Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award
Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any
Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section
16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

                                     - 15 -

               15.6 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement and any other agreement with the
Company and/or its Subsidiaries as may be required by the Committee in such forms as determined by the Committee. Each Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the
Plan.

               15.7 DESIGNATION OF BENEFICIARY. Each Participant to whom an
Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or Stock Appreciation Right or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the
Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the
Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the
Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

               15.8 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the
Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the
Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfer.

               15.9 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of
New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

               15.10 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and
422 of the Code.

               IN WITNESS WHEREOF, this Plan is adopted by the Company on this day of [Date]

                                            ARDENT ACQUISITION CORPORATION

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

          V    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    V

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PROXY

                         ARDENT ACQUISITION CORPORATION
                                1415 KELLUM PLACE
                                    SUITE 205
                           GARDEN CITY, NEW YORK 11530

                         SPECIAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF ARDENT ACQUISITION CORPORATION

        The undersigned appoints Barry J. Gordon and Marc H. Klee, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Ardent
Acquisition Corporation held of record by the undersigned on ________, 200_, at the Special Meeting of Stockholders to be held on ________, 200_, or any postponement or adjournment thereof.

        THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. BY
EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN
THEIR DISCRETION TO ADOPT THE ACQUISITION PROPOSAL, THE NAME CHANGE PROPOSAL,
THE PLAN PROPOSAL AND THE ADJOURNMENT PROPOSAL IF THE UNDERSIGNED HAS NOT
SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

        THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS
PROXY WILL BE VOTED "FOR" PROPOSAL NUMBERS 1, 2, 3 & 4. THE ARDENT BOARD OF
DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS SHOWN ON THE REVERSE SIDE.

        ARDENT ACQUISITION CORPORATION MAY POSTPONE THE SPECIAL MEETING TO
SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT
OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE ARDENT BOARD OF
DIRECTORS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

================================================================================

                                        Please mark votes as in this example |X|

                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY
WILL BE VOTED "FOR" PROPOSAL NUMBERS 1, 2, 3 & 4. THE ARDENT BOARD OF DIRECTORS
RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

1. To adopt, and approve the transactions       FOR       AGAINST     ABSTAIN
   contemplated by, the Stock Purchase          | |         | |         | |
   Agreement, dated as of October 2,
   2006, among Ardent and certain
   stockholders of Avantair, Inc., and
   the Letter Agreements, dated as of
   October 2, 2006, among Ardent,
   Avantair and certain stockholders of
   Avantair, and to adopt amendments to
   the certificate of incorporation of
   Ardent designed to ensure Ardent's
   compliance with the citizenship
   requirements of U.S. aviation laws
   after completion of the acquisition
   and to increase the number of shares
   of common stock which Ardent is
   authorized to issue from 30,000,000
   shares to 75,000,000 shares.

   Only if you voted "AGAINST" Proposal Number 1 and you hold shares of Ardent common stock issued in the Ardent initial public offering, you may exercise your conversion rights and demand that Ardent convert your shares of common stock into a pro rata portion of the trust account by marking the "Exercise
   Conversion Rights" box below. If you exercise your conversion rights, then you will be exchanging your shares of Ardent common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and the tender of your stock certificate to Ardent.

   EXERCISE CONVERSION RIGHTS  | |

2. To adopt amendments to the certificate of    FOR       AGAINST     ABSTAIN
   incorporation of Ardent to change the        | |         | |         | |
   name of Ardent to Avantair, Inc.

3. To adopt Ardent's 2006 Long Term             FOR       AGAINST     ABSTAIN
   Incentive Plan (an equity-based              | |         | |         | |
   incentive compensation plan).

4. To adopt a proposal to adjourn the special   FOR       AGAINST     ABSTAIN
   meeting to a later date or dates, if         | |         | |         | |
   necessary, to permit further
   solicitation and vote of proxies in
   the event there are not sufficient
   votes at the time of the special
   meeting to adopt the acquisition
   proposal, the name change proposal or
   the plan proposal.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT. | |

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

SIGNATURE _________________   SIGNATURE _________________   DATE _______________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full corporate name by an authorized officer.

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